Panorama Series Fund, Inc.

Prospectus Dated May 1, 1998

Panorama Series Fund, Inc. (referred to in this Prospectus as the "Company") is an open-end investment company consisting of seven separate series, four of which are discussed in this Prospectus. Each series is referred to as a "Portfolio" and collectively, as the "Portfolios". Shares of the Portfolios are offered through certain variable annuity or variable life insurance contracts by insurance companies.

Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.

Growth  Portfolio  seeks long term growth of capital by  investing  primarily in
common  stocks  with  low  price-earnings  ratios  and   better-than-anticipated
earnings. Realization of current income is a secondary consideration.

International Equity Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.

Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal by investing primarily in U.S. Government securities and U.S. Government related securities.

      Shares of the Company's Portfolios are offered as investment vehicles for the variable annuity or variable life insurance contracts offered through separate accounts of insurance companies (these are referred to as "Accounts"). Shares of the Portfolios cannot be purchased directly by investors. The term "shareholder" in this Prospectus refers only to the insurance companies issuing the variable contracts. The interests of contract owners with respect to shares of a Portfolio held for their contracts are subject to the terms of the contract and the prospectus for your insurance company's separate accounts, which you as a contract holder or prospective contract holder should read carefully.

      This Prospectus explains concisely what you should know before investing in the Portfolios. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about each Portfolio in the May 1, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Portfolios' Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Portfolios are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES   AND  EXCHANGE   COMMISSION   NOR  HAS  THE  COMMISSION
PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

ABOUT THE PORTFOLIOS
Overview of the Portfolios....................................3
Financial Highlights..........................................4
Investment Objectives and Policies............................9
Total Return Portfolio........................................9
Growth Portfolio..............................................9
International Equity Portfolio................................9
Government Securities Portfolio...............................10
Investment Risks..............................................11
Investment Techniques and Strategies..........................13
How the Portfolios Are Managed................................18
Performance of the Portfolios.................................20
ABOUT YOUR ACCOUNT
How to Buy Shares.............................................24
How to Sell Shares............................................24
Dividends, Capital Gains and Taxes............................24
Appendix A: Description of Ratings Categories of Ratings ServiA-1

ABOUT THE PORTFOLIOS

Overview of the Portfolios

Some of the important facts about the Portfolios are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing. Keep the Prospectus for reference after you invest.

      o What Are the Portfolios' Investment Objectives? Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income). Growth Portfolio seeks long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. International Equity Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States. Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal by investing primarily in U.S. Government securities and U.S. Government related securities.

      o What Do the Portfolios Invest In? To seek their respective investment objectives, the Portfolios invest as follows: Total Return Portfolio invests by principally allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions. Growth Portfolio primarily invests in common stocks with low price-earnings ratios and better-than-anticipated earnings. International Equity Portfolio primarily invests in equity securities of companies wherever located, the primary stock market of which is outside the United States. Government Securities Portfolio invests primarily in U.S. Government securities and U.S. Government related securities. These investments are more fully explained for each Fund in "Investment Objectives and Policies," starting on page 9.

      o Who Manages the Portfolios? The Portfolios'investment adviser is OppenheimerFunds,
Inc. (the "Manager"), which (including a subsidiary) advises investment company portfolios having over $75 billion in assets. Each Portfolio's portfolio manager is primarily responsible for the selection of securities of that Portfolio. The portfolio managers are as follows: for Total Return Portfolio,
Peter M. Antos, CFA, Michael C. Strathearn, CFA, Stephen F. Libera, CFA, Kenneth B. White, CFA
and Arthur Zimmer; for Growth Portfolio, Peter M. Antos, CFA, Michael C. Strathearn, CFA, and
Kenneth B. White, CFA; for International Equity Portfolio, Babson-Stewart Ivory International
(Babson-Stewart) James W. Burns and John G.L. Wright; and for Government Securities Portfolio,
Jerry Webman and David P. Negri. The Manager is paid an advisory fee by each Portfolio, based on its assets. The Company's Board of Directors, elected by shareholders, oversees the investment adviser and the portfolio manager and subadviser. Please refer to "How The Portfolios Are
Managed," starting on page 18 for more information about the Manager and the Subadviser and their fees.

      o How Risky Are The Portfolios? While different types of investments have risks that differ in type and magnitude, all investments carry risk to some degree. Changes in overall market movements or interest rates, or factors affecting a particular industry or issuer, can affect the value of the Portfolios' investments and their price per share. Equity investments are generally subject to a number of risks including the risk that values will fluctuate as a result of changing expectations for the economy and individual issuers, and stocks which are small to medium size in capitalization may fluctuate more than large capitalization stocks. For both equity and income investments, foreign investments are subject to the risk of adverse currency fluctuation and additional risks and expenses in comparison to domestic investments. In comparing levels of risk among the Portfolios that invest to some degree in equities, International Equity Portfolio is the most volatile with its exposure to international markets, followed by Growth Portfolio, and Total Return Portfolio. Government Securities Portfolio invests in fixed-income securities which are generally subject to the risk that values will fluctuate with interest rates and inflation, with lower-rated fixed-income investments being subject to a greater risk that the issuer will default in its interest or principal payment obligations.

      While the Manager and Subadviser try to reduce risks by diversifying investments, by carefully researching securities before they are purchased and in some cases, the use of hedging techniques, there is no guarantee of success in achieving a Portfolio's objective. Please refer to "Investment Risks" starting on page 11 for a more complete discussion of the types of securities the Portfolios purchase.

      o How Can I Buy or Sell Shares? Shares of each Portfolio are offered for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts. Account owners should refer to the accompanying Account Prospectus on how to buy or sell shares of the Portfolios.

      o How Have the Portfolios Performed? Government Securities Portfolio measures its performance by quoting its yield. All of the Portfolios may measure their performance by quoting average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The performance of all the Portfolios can also be compared to broad market indices, which we have done starting on page 22. Please remember that past performance does not guarantee future results.

Financial Highlights

The tables on the following pages present selected financial information about the Portfolios, including per share data and expense ratios and other data based on each Portfolio's respective average net assets. The information for the Portfolios has been audited by Deloitte & Touche LLP, the Company's independent auditors, whose report for the Company's fiscal year ended December 31, 1997 is included in the Statement of Additional Information. Prior to and including the year ended December 31, 1995, the financial statements of the Portfolios were audited by other auditors. Additional information about the performance of the Portfolios is contained in the Company's 1997

Annual Report which may be obtained without charge by calling or writing the Company at the telephone or address on the back cover.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--TOTAL RETURN PORTFOLIO

                                              YEAR ENDED DECEMBER 31,
                                              1997            1996(1)           1995            1994
=========================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $1.91           $1.75           $1.51           $1.65
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .07             .07             .07             .06
Net realized and unrealized gain (loss)           .25             .11             .30            (.09)
                                                -----           -----           -----           ------
Total income (loss) from investment
operations                                        .32             .18             .37            (.03)
---------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income             (.07)           (.01)           (.07)           (.06)
Distributions from net realized gain             (.16)           (.01)           (.06)           (.05)
                                                -----           -----           -----           ------
Total dividends and distributions to
shareholders                                     (.23)           (.02)           (.13)           (.11)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $2.00           $1.91           $1.75           $1.51
                                                =====           =====           =====           ======
=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)             18.81%          10.14%          24.66%          (1.97)%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $1,279          $1,122            $994            $742
---------------------------------------------------------------------------------------------------------
Average net assets (in millions)               $1,208          $1,058            $864(3)         $687(3)
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            3.57%           4.12%           4.48%           4.21%
Expenses                                         0.55%           0.55%           0.59%           0.56%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                      103.5%          104.3%           62.3%           88.3%
Average brokerage commission rate(5)          $0.0699         $0.0641              --              --

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 3. This information is not covered by the auditors' opinion.

    1993           1992            1991            1990            1989            1988
========================================================================================
    $1.56          $1.57           $1.33           $1.41           $1.27           $1.20
----------------------------------------------------------------------------------------
      .06            .07             .07             .08             .09             .06
      .20            .10             .32            (.07)            .20             .08
    -----          -----           -----           -----           -----           -----
      .26            .17             .39             .01             .29             .14
----------------------------------------------------------------------------------------
     (.06)          (.07)           (.07)           (.08)           (.09)           (.07)
     (.11)          (.11)           (.08)           (.01)           (.06)             --
    -----          -----           -----           -----           -----           -----
     (.17)          (.18)           (.15)           (.09)           (.15)           (.07)
----------------------------------------------------------------------------------------
    $1.65          $1.56           $1.57           $1.33           $1.41           $1.27
    =====          =====           =====           =====           =====           =====
========================================================================================
    16.28%         10.21%          28.79%           0.50%          22.98%          11.64%
========================================================================================
     $610           $402            $304            $229            $221            $184
----------------------------------------------------------------------------------------
     $502(3)        $345(3)         $261(3)         $225(3)         $204(3)         $178(3)
----------------------------------------------------------------------------------------
     3.90%          4.27%           4.44%           5.65%           6.20%           4.93%
     0.60%          0.68%           0.72%           0.78%           0.80%           0.79%
----------------------------------------------------------------------------------------
    161.6%         182.1%          128.8%          109.2%          151.0%          244.7%
       --             --              --              --              --              --

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $1,162,940,441 and $1,139,011,104, respectively. 5.
Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--GROWTH PORTFOLIO

                                            YEAR ENDED DECEMBER 31,
                                            1997               1996(1)         1995              1994
=========================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $2.98              $2.53           $1.97             $2.08
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .04                .04             .04               .03
Net realized and unrealized gain (loss)          .69                .43             .71              (.04)
                                               -----              -----           -----             -----
Total income (loss) from investment
operations                                       .73                .47             .75              (.01)
---------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income            (.03)              (.01)           (.04)             (.03)
Distributions from net realized gain            (.23)              (.01)           (.15)             (.07)
                                               -----              -----           -----             -----
Total dividends and distributions to
shareholders                                    (.26)              (.02)           (.19)             (.10)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $3.45              $2.98           $2.53             $1.97
                                               =====              =====           =====             =====
=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)            26.37%             18.87%          38.06%            (0.51)%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $831,371           $586,222        $405,935          $230,195
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $721,555           $494,281        $303,193(3)       $198,879(3)
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           1.38%              1.63%           2.01%             1.87%
Expenses                                        0.54%              0.58%           0.66%             0.67%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                      91.8%              82.5%           69.3%             97.3%
Average brokerage commission rate(5)         $0.0699            $0.0697              --                --

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 3. This information is not covered by the auditors' opinion.

 1993               1992                1991               1990               1989               1988
=========================================================================================================
    $1.91              $1.87              $1.46              $1.65              $1.36              $1.22
---------------------------------------------------------------------------------------------------------
      .04                .04                .04                .05                .07                .03
      .36                .19                .51               (.18)               .42                .15
    -----              -----              -----              -----              -----              -----
      .40                .23                .55               (.13)               .49                .18
---------------------------------------------------------------------------------------------------------
     (.04)              (.04)              (.04)              (.05)              (.07)              (.04)
     (.19)              (.15)              (.10)              (.01)              (.13)                --
    -----              -----              -----              -----              -----              -----
     (.23)              (.19)              (.14)              (.06)              (.20)              (.04)
---------------------------------------------------------------------------------------------------------
    $2.08              $1.91              $1.87              $1.46              $1.65              $1.36
    =====              =====              =====              =====              =====              =====
=========================================================================================================
    21.22%             12.36%             37.53%             (7.90)%            35.81%             14.46%
=========================================================================================================
 $165,775           $101,215            $75,058            $50,998            $53,955            $41,434
---------------------------------------------------------------------------------------------------------
 $131,292(3)        $ 85,003(3)         $62,282(3)         $53,171(3)         $48,409(3)         $40,950(3)
---------------------------------------------------------------------------------------------------------
     2.30%              2.19%              2.16%              3.04%              4.16%              2.24%
     0.69%              0.76%              0.80%              0.84%              0.87%              0.88%
---------------------------------------------------------------------------------------------------------
     97.6%             136.1%             142.9%             146.8%             174.1%             246.4%
       --                 --                 --                 --                 --                 --

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $637,953,389 and $589,720,974, respectively. 5.
Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--INTERNATIONAL EQUITY PORTFOLIO

                                             YEAR ENDED DECEMBER 31,
                                             1997        1996(2)        1995        1994             1993            1992(1)
================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $1.29       $1.15          $1.09       $1.09            $0.92           $1.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     .01         .02            .03        (.01)             .00             .01
Net realized and unrealized gain (loss)          .09         .13            .08         .03              .20            (.06)
                                               -----       -----          -----       -----            -----           -----
Total income (loss) from investment
operations                                       .10         .15            .11         .02              .20            (.05)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income            (.01)       (.01)          (.04)         --             (.02)           (.02)
Distributions from net realized gain            (.02)         --           (.01)       (.02)            (.01)           (.01)
                                               -----       -----          -----       -----            -----           -----
Total dividends and distributions to
shareholders                                    (.03)       (.01)          (.05)       (.02)            (.03)           (.03)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $1.36       $1.29          $1.15       $1.09            $1.09           $0.92
                                               =====       =====          =====       =====            =====           =====
================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)             8.11%      13.26%         10.30%       1.44%           21.80%          (4.32)%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)     $82,257     $62,585        $45,775     $31,603          $18,315         $10,493
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $73,318     $56,893        $37,474(4)  $29,133(4)       $13,328(4)      $ 9,973(4)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           0.72%       0.76%          1.61%      (1.85)%          (0.31)%          1.63%(5)
Expenses                                        1.12%       1.21%          1.26%       1.28%            1.50%           1.50%(5)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                      48.6%       53.7%          85.1%       76.5%            57.4%          206.7%(5)
Average brokerage commission rate(7)         $0.0232     $0.0019             --          --               --              --


1. For the period from May 13, 1992 (commencement of operations) to December 31, 1992. 2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods. 4. This information is not covered by the auditors' opinion. 5. Annualized. 6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $47,527,468 and $34,015,226, respectively. 7. Total brokerage commissions paid on applicable purchases and sales or portfolios for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--GOVERNMENT SECURITIES PORTFOLIO

                                               YEAR ENDED DECEMBER 31,
                                               1997           1996(2)         1995        1994             1993            1992(1)
===================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period             $1.09          $1.07           $0.95       $1.06            $1.01         $1.00
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .07            .07             .06         .06              .04           .02
Net realized and unrealized gain (loss)            .02           (.05)            .12        (.11)             .07           .04
                                                 -----          -----           -----       -----            -----         -----
Total income (loss) from investment
operations                                         .09            .02             .18        (.05)             .11           .06
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income              (.07)            --(3)         (.06)       (.06)            (.04)         (.02)
Distributions from net realized gain                --             --              --          --             (.02)         (.03)
                                                 -----          -----           -----       -----            -----         -----
Total dividends and distributions to
shareholders                                      (.07)            --            (.06)       (.06)            (.06)         (.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $1.11          $1.09           $1.07       $0.95            $1.06         $1.01
                                                 =====          =====           =====       =====            =====         =====
===================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)               8.82%          1.93%          18.91%      (4.89)%          10.98%         6.61%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)       $23,719        $23,236         $24,309     $18,784          $15,687        $7,634
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $23,034        $23,880         $23,157(5)  $17,589(5)       $11,421(5)     $3,780(5)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             5.96%          6.11%           6.08%       6.04%            5.13%         4.64%(6)
Expenses                                          0.67%(7)       0.62%           0.71%       0.85%            0.93%         1.20%(6)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                         0.0%           6.0%           54.7%      102.3%           178.2%        458.6%(6)


1. For the period from May 13, 1992 (commencement of operations) to December 31, 1992. 2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 3. Less than $0.005 per share. 4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 5. This information is not covered by the auditors' opinion. 6. Annualized. 7. The expense ratio reflects the effect of expenses paid indirectly by the Fund. 8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $0 and $2,350,000, respectively.

Investment Objectives and Policies

The investment objective and the principal types of securities each Portfolio invests in are described in this section. The investment risks of these types of investments are discussed in the next section, entitled "Investment Risks," followed by an explanation of the characteristics of the types of securities and strategies each Portfolio uses, in "Investment Techniques and Strategies." Appendix A contains a description of the ratings categories of certain national ratings organizations that relate to debt securities that certain Portfolios invest in.

Total Return Portfolio. The Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) by allocating its assets among stocks, bonds (including corporate debt securities, U.S. Government and U.S. Government-related securities) and money market instruments according to changing market conditions.

      In allocating the Portfolio's assets for investment, the Manager uses quantitative asset allocation tools, which measure the relative characteristics of these asset categories, in combination with the judgment of the Manager concerning current market dynamics. Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities in different segments of the securities markets, but also subjects the Portfolio to the risks of those market segments. In selecting stocks, the Manager searches for stocks with low price-earnings ratios (for example, generally below the price-earnings ratio of the S&P 500 Index). If the company then demonstrates better earnings than market analysts expected (this is referred to as a favorable "earnings surprise"), the company's earnings expectations and price earnings multiple may be re-evaluated, which may cause the stock to increase in value.

      The Portfolio's debt securities are expected to have a weighted average from current date to maturity of six to twelve years. At least 25% of the Portfolio's total assets will be invested in fixed income senior securities. Otherwise, the Manager may allocate the Portfolio's assets to one or more of these asset classes in amounts that may vary from time to time, without the requirement to allocate a fixed percentage in any particular category.

      The Portfolio may invest up to 20% of its total assets in the aggregate in debt securities and preferred stocks rated below investment grade (commonly called "junk bonds") and unrated securities determined by the Manager to be of comparable credit quality. However, the Manager presently does not intend to invest more than 5% of the Portfolio's assets in below investment grade securities in the current year. The Portfolio will not invest in securities rated below "B" at the time of purchase. Unrated debt securities will not exceed 10% of the Portfolio's total assets.

      The Portfolio may invest up to 20% of its total assets in mortgage dollar rolls. The Portfolio may also invest up to 5% of its total assets in inverse floating rate instruments, which are a type of derivative security. The Portfolio may also invest to a limited degree in securities of foreign issuers.

Growth Portfolio. The Growth Portfolio seeks long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

      The Manager chooses investments for the Portfolio using a quantitative investment discipline in combination with fundamental securities analysis. A low price-earnings ratio (for example, generally below the price-earnings ratio of the S&P 500 Index) is often a characteristic of a stock which is out-of-favor in the market. When an out-of-favor company demonstrates better earnings than what most analysts were expecting, this is referred to as a favorable earnings surprise. An upward revaluation of both earnings expectations and the price-earnings multiple may result, which may cause the company's stock price to increase in value. As stocks with low price-earnings ratios and the potential for favorable earnings surprises are identified, the Manager uses fundamental securities analysis to select individual stocks for the Portfolio. When the price-earnings ratio of a stock held by the Portfolio moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, the Portfolio will normally sell the stock.

      The Portfolio may invest the remainder of its assets (up to 10% under normal circumstances) in U.S. Government and corporate debt obligations, including convertible bonds which may be rated as low as "B" by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("Standard & Poor's") or other rating services. See Special Risks of Investing in Lower Grade securities regarding risks of investing in lower-rated Securities.
 Consistent with the foregoing
policies, the Portfolio may invest to a limited degree in securities of foreign issuers, including issuers in developing countries, which involve special risks (described below).

International Equity Portfolio. The International Equity Portfolio seeks to provide long-term growth of capital by investing, under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

      The Manager employs a subadviser, Babson-Stewart Ivory International ("Babson-Stewart" or the "Subadviser"), to invest the Portfolio's assets. The Subadviser pursues the Portfolio's objective by investing in equity securities of seasoned companies which are listed on foreign stock exchanges and which the subadviser considers to have attractive characteristics in terms of profitability, growth and financial resources. "Seasoned" companies are those which in the Subadviser's opinion are known for the quality and acceptance of their products or services and for their ability to generate profits.

      The Portfolio will invest in large, intermediate and small capitalization stocks, with no emphasis on any particular category. As a result, investments within the Portfolio may include stocks categorized in the lower 25% capitalization levels of a particular market's publicly-traded securities. Stocks will be purchased on the basis of a number of criteria, including fundamental and valuation analysis, but investment decisions are not based on the integration of any particular analytical disciplines. Capitalization levels are measured relative to specific markets; thus large and intermediate capitalization ranges vary country by country.

      The Portfolio may invest up to 25% of its total assets in securities of companies based in "emerging" countries, as defined by the International Bank for Reconstruction and Development, the International Finance Committee, the United Nations or its authorities or the MSCI Emerging Markets Index. An issuer is considered by the Portfolio to be located in an emerging country if the issuer is organized under the laws of an emerging country; the issuer's principal securities trading market is in an emerging market; or at least 50% of the issuer's noncurrent assets, capitalization, gross revenue or profit is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets. The special risks of investing in securities of issuers located in emerging countries are discussed in "Investment Risks," below.

      When the Subadviser believes that it is appropriate to do so in order to seek the Portfolio's investment objective, the Portfolio may invest up to 20% of its total assets in debt securities. Those debt securities include debt securities of foreign governments, supranational organizations and private issuers, including bonds denominated in the European Currency Unit. Debt investments will be selected on the basis of, among other things, yield, credit quality, and the fundamental outlook for currency and interest rate trends in different parts of the globe.
 The Portfolio may purchase
investment grade bonds, which are those rated "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's and unrated securities judged by the Subadviser to be of equivalent quality. The Portfolio may also invest up to 15% of its total assets in debt securities which are rated below investment grade. The Portfolio currently does not intend to invest more than 5% of its assets in debt securities rated below investment grade. These lower quality securities are commonly called "junk bonds." For a description of the risks associated with lower quality debt securities, see "Investment Risks," below. Changes in interest rates will affect the market value of fixed-income investments made by the Portfolio, as discussed in "Investment Risks," below.

      The Portfolio may enter into forward contracts, which are foreign currency exchange contracts, to manage the Portfolio's exposure to variations in foreign exchange rates. The Portfolio may also buy or sell futures and options contracts relating to foreign currencies or purchase securities indexed to foreign currencies. See "Investment Techniques and Strategies," below for additional information.

      In appropriate circumstances, such as when a direct investment cannot be made by the Portfolio in the securities of a particular country or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), invest in the securities of closed-end investment companies that invest in foreign securities. Since the Portfolio's shareholders would be subject to additional fees, including management fees, for any Portfolio assets invested in closed-end funds, the Subadviser will make such investments only if, in its opinion, the potential returns justify incurring the additional expense.

      International  investing  can  help  investors  reduce  their overall portfolio risk through
diversification.   In  addition,  international  investing  enables
investors to benefit from foreign
economies that may have more favorable growth rates than the United States economy. However, international investments, particularly investments in developing countries, are subject to special risks. For a description of these risks, see "Investment Risks," below.

Government Securities Portfolio. The Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal by investing primarily (at least 65% of its total assets under normal market conditions) in U.S. Government securities and U.S. Government-related securities.

      The Portfolio can also invest in securities issued by foreign governments as long as the security is not traded primarily in foreign markets and is not payable in foreign currencies.

      U.S. Government securities are high quality instruments issued or guaranteed as to principal and interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. These may include bills, notes and bonds of the U.S. Treasury, mortgage participation certificates guaranteed by the Government National Mortgage Association (Ginnie Mae Certificates), or obligations of the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association. U.S. Government-related securities are obligations that are fully collateralized or otherwise secured by U.S. Government securities. U.S. Government securities and U.S. Government-related securities may include pools of consumer loans or mortgages, such as collateralized mortgage obligations (CMOs). The Portfolio's investments in privately issued CMOs will be limited to those rated within the two highest rating categories by a nationally recognized rating agency. CMOs are derivative securities; for a discussion of derivative securities, see "Investment Techniques and Strategies." The U.S. Government and U.S. Government-related securities in which the Portfolio will invest may have fixed or floating rates of interest.

      U.S. Government and U.S. Government-related securities do not generally involve the credit risks associated with corporate debt securities. As a result, the Portfolio's yield is generally lower than the yield of most general purpose fixed-income funds, which assume certain credit risks in exchange for higher potential yield. Like corporate debt securities, however, the value of U.S. Government and U.S. Government-related securities, and thus the Portfolio's net asset value, generally fluctuates inversely with changes in interest rates. The Manager may seek to take advantage of market developments and yield disparities by shortening average maturity in anticipation of rising interest rates and by lengthening average maturity in anticipation of declining interest rates. The Portfolio may also invest up to 20% of its total assets in mortgage dollar rolls. The Portfolio may invest up to 5% of its total assets in inverse floating rate instruments. For additional information, see "Investment Techniques and Strategies," below. Under normal circumstances, the Portfolio may invest the remainder of its assets (up to 35%) in investment grade debt obligations of private issuers.

      Although the Government Securities Portfolio invests primarily in U.S. Government and U.S. Government related securities which generally have less credit risk than other securities, an investment in the Government Securities Portfolio is not insured or guaranteed.

Can a Portfolio's Investment Objective and Policies Change? Each Portfolio has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, a Portfolio uses certain investment techniques and strategies in carrying out those investment policies. A Portfolio's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." Each Portfolio's investment objective is not a fundamental policy. Portfolio shareholders will be given 30 days' advance written notice of a change to a Portfolio's investment objective.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of a Portfolio's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares
(and this term is explained in the
Statement of Additional Information). The Company's Board of Directors may change a Portfolio's non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Portfolio Turnover. "Portfolio Turnover" describes the rate at which the Portfolio traded its portfolio securities during its last fiscal year. For example, if a Portfolio sold all of its securities during the year, its portfolio turnover rate would have been 100%.
 Portfolio turnover affects
brokerage costs the Portfolio pays. Government Securities Portfolio may take advantage of short-term differentials in yields when short-term trading is consistent with its objective of seeking income. While short-term trading increases portfolio turnover and may increase the Portfolios' transaction costs, the Portfolios incur little or no brokerage costs for U.S. Government and most fixed income securities. The Financial Highlights tables above shows each Portfolio's turnover rates during prior fiscal years.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk"), or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed income investment to pay interest and repay principal (this is referred to as "credit risk."). These general investment risks, and the special risks of certain types of investments that some of the Portfolios may hold are described below. They affect the value of a Portfolio's investments, its investment performance, and the price of its shares. These risks collectively form the risk profile of a particular Portfolio. Certain of the Portfolios are more aggressive than others, and therefore entail more risk.

      While the Manager (and the Subadviser, for the International Equity Portfolio only) tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for a Portfolio, and in some cases by using hedging techniques, there is no assurance that the Portfolios will achieve their investment objectives, and when shares of a Portfolio are redeemed, they may be worth more or less than their original cost.

      o Stock Investment Risks. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect a Portfolio's net asset values per share, which will fluctuate as the values of the portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. Each Portfolio attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of a Portfolio's assets in any one company. Small cap stocks may be more volatile than those of more highly capitalized issuers.

      o Risks of Debt Securities. Debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by a Portfolio mean that the Portfolio's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Portfolio's investments in debt securities. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds are subject to greater credit risk than higher-rated bonds. See "Special Risks of Investing in Lower-Grade Securities," below.

      o Special Risks of Investing in Lower-Grade Securities. Each Portfolio except Government Securities Portfolio can invest in high-yield, below investment grade debt securities (including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds." They generally offer higher income potential than investment grade securities. Lower-grade securities have a rating below "BBB" by Standard & Poor's or "Baa" by Moody's or similar ratings by other domestic or foreign rating organizations, or they are not rated by a nationally-recognized rating organization, but the Manager judges them to be comparable to lower-rated securities. Total Return Portfolio and Growth Portfolio may not invest in lower-rated securities rated below "B" by Moody's or Standard & Poor's or other rating services. Each of those Portfolios may retain securities whose ratings fall below "B" after purchase unless and until the Manager determines that disposing of the securities is in the best interests of the respective Portfolio. Appendix A to this Prospectus describes the rating categories of Moody's and Standard & Poor's.

      All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described below. Further, a decline in the high-yield bond market is likely during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield securities and adversely affect the value of outstanding securities and the ability of issuers to repay principal and interest. These risks mean that a Portfolio may not achieve the expected income from lower-grade securities, and that a Portfolio's net asset value per share may be affected by declines in value of these securities.

      o Foreign Securities Have Special Risks. There are special risks in investing in foreign securities and in securities issued by companies and governments located in emerging market countries. Because each Portfolio (other than Government Securities Portfolio) may purchase securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of those foreign securities. Foreign issuers are not required to use generally-accepted accounting principles that apply to U.S. issuers. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      In addition, it is generally more difficult to obtain court judgements outside the U.S. if a Portfolio were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

      o Special Risks of Investing in Emerging Market Countries. The Portfolios' definition of "emerging countries" includes any country that is defined as an emerging or developing economy by the International Bank for Reconstruction and Development, the International Finance Committee, the United Nations or its authorities, or the MSCI Emerging Markets Index. Investments in emerging market countries may involve risks in addition to those that generally apply to investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, so that a Portfolio might not receive principal and/or income on a timely basis and its net asset values could be affected. Emerging market countries may have smaller, less well-developed markets and exchanges; there may be a lack of liquidity for emerging market securities. Interest rates and foreign currency exchange rates may be more volatile than in more developed markets. Sovereign limitations on foreign investments may be more likely to be imposed. There may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

      o Hedging Instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager or Subadviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Portfolio's return. A Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of a Portfolio's income and distributions. There are also special risks in particular hedging strategies. For example, if a covered call written by a Portfolio is exercised on an investment that has increased in value, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. A Portfolio could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

      o  There  are  special   risks  in  investing  in  derivative
investments. The Portfolios may invest
in  different  types  of  derivatives.  In  general,  a  derivative investment is a specially designed investment
whose   performance  is  linked  to  the   performance  of  another
investment or security, such as an option,
future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, might not perform the way the Manager or Subadviser expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager or Subadviser. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that a Portfolio will realize less principal or income from the investment than expected. Certain derivative investments held by a Portfolio may be illiquid. Please refer to "Illiquid and Restricted Securities."

Investment Techniques and Strategies

The Portfolios may use the investment techniques and strategies described below, each of which involves certain risks. Not all of the Portfolios use all of these techniques and strategies, and each section indicates which Portfolios use a particular technique or strategy. The Statement of Additional Information contains more detailed information about these practices, including limitations on their use that may help to reduce some of the risks.

      o Foreign Securities. (All Portfolios). Foreign securities offer special investment opportunities but also entail special risks, described above. Neither the Growth Portfolio nor the Total Return Portfolio may invest more than 10% of its total assets in foreign securities, except the following securities, in which such Portfolios may invest up to 25% of their total assets: foreign equity and debt securities (i) issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, and (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange.

      o ADRs, EDRs and GDRs. (All Portfolios except Government Securities Portfolio). ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. To the extent a Portfolio acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond in a timely manner to corporate actions such as stock splits or rights offerings involving the foreign issuer. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      o Convertible  Securities (All Portfolios  Except  Government
Securities Portfolio ).
Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds. The Manager generally analyzes these investments from the perspective of the growth potential of the underlying stock and treats them as "equity substitutes."

      o Debt Securities. Each Portfolio may purchase a variety of debt securities. Debt securities include corporate debt obligations, U.S. Government securities, mortgage-backed and asset-backed securities, adjustable rate securities, "stripped" securities, custodial receipts for Treasury certificates, zero coupon bonds, equipment trust certificates, loan participation notes, structured notes and money market instruments. The issuer of a debt security normally pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Debt securities have varying degrees of credit quality and respond differently to changes in interest rates.

      Some debt securities, such as zero coupon bonds, do not pay interest but are purchased at a discount from their face value. However, they accrue income for tax and accounting purposes, which must be distributed to shareholders. Because no cash is received by a Portfolio at such accrual periods, the Portfolio may be required to liquidate other securities to meet distribution requirements.

      o  U.S.  Government   Securities.   (All  Portfolios).   U.S.
Government Securities include debt
securities issued by the U.S. Government, or its agencies and instrumentalities. Certain U.S.
Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA") are supported by the full faith and credit of the U.S. Government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest.

      GNMA  certificates  are  one  type  of  mortgage-related  U.S.  Government
Securities in which a Portfolio may invest. Other mortgage-related U.S. Government Securities the Portfolios invest in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("FHLMC"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("FNMA") or the Student Loan Marketing Association and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate. The Growth Portfolio and International Equity Portfolio may not purchase mortgage-backed securities.

      The value of U.S. Government Securities will fluctuate until they mature depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when a Portfolio holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained below, under "Hedging."

      o Collateralized Mortgage Obligations. (Government Securities Portfolio and Total Return Portfolio only). Collateralized mortgage obligations ("CMOs") generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of the interest and principal generated by the pool of mortgages relating to the CMOs are passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.

      Certain CMOs are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "principal-only" or "P/O" security) and the other which receives some or all of the interest (and is known as an "interest-only" or "I/O" security). P/Os and I/Os are generally referred to as "derivative investments," discussed further below. The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, a Portfolio will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, a Portfolio might receive back less than its investment. The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

      Private-issuer stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, most private-issuer stripped securities may be deemed "illiquid." If a Portfolio holds illiquid stripped securities, the amount it can hold will be subject to the Portfolio's investment policy limiting investments in illiquid securities to 15% of the Portfolio's net assets.

      o Asset-backed Securities. (Government Securities Portfolio and Total Return Portfolio only). Asset-backed securities represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as one of the Portfolios. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

      o Inverse Floating Rate Instruments. (Government Securities Portfolio and Total Return Portfolio). Inverse floating rate debt instruments ("inverse floaters") include leveraged inverse floaters and inverse floating rate mortgage-backed securities, such as inverse floating rate "interest only" stripped mortgage-backed securities. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

      o Mortgage  Dollar Rolls.  (Government  Securities  Portfolio
and Total Return Portfolio
only).  Certain  Portfolios  may  invest  up to 20% of their  total assets in mortgage dollar rolls. In a
mortgage   dollar   roll  the   Portfolio   sells   mortgage-backed
securities for delivery in the current month
and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. All rolls entered into by a Portfolio will be covered rolls. Covered rolls are not treated as a borrowing or other senior security and are excluded from the calculation of a Portfolio's borrowings and other senior securities. A Portfolio is also permitted to purchase mortgage-backed securities and to sell such securities without regard to the length of time held in separate transactions that do not constitute dollar rolls. For financial reporting and tax purposes, the Portfolios treat mortgage rolls as two separate transactions: one involving the purchase of securities and a separate transaction involving a sale. The
Portfolios do not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

      o Structured Notes (Government Securities Portfolio and Total Return Portfolio only). A structured note is a debt security having an interest rate or principal repayment requirement based on the performance of a benchmark asset or market, such as stock prices, currency exchange rates and commodity prices. They provide exposure to the benchmark market while fixing the maximum loss if the market does not perform as expected. Depending on the terms of the note, a Portfolio could forego all or part of the interest and principal that would be payable on a comparable conventional note, and the Portfolio's loss could not exceed that amount.

      o Eurodollar and Yankee Dollar Bank Obligations. (All Portfolios except Government
Securities Portfolio). Certain Portfolios may also invest in obligations of foreign branches of U.S.
banks referred to as Eurodollar obligations and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investment in securities of U.S. banks.

      o Short-term Debt Securities. (All Portfolios). Each Portfolio may invest in high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; bank participation certificates; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings and loan associations. When the Manager believes it appropriate for temporary defensive purposes or for liquidity purposes, a Portfolio may hold cash or invest without limit in money market instruments.

      o Warrants  and Rights.  (All  Portfolios  except  Government
Securities Portfolio). Warrants
are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. A Portfolio may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants a Portfolio has acquired as part of units with other securities or that are attached to other securities. No more than 2% of a Portfolio's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange.

      o Loans of Portfolio Securities. (All Portfolios). To attempt to increase its income or raise cash for liquidity purposes, each Portfolio may lend its portfolio securities, in transactions other than repurchase agreements, to brokers, dealers and other financial institutions. A Portfolio must receive collateral for a loan. As a matter of non-fundamental operating policy, the Manager limits such loans to 10% of the Portfolio's total assets, and such loans are subject to other conditions described in the Statement of Additional Information.

      o "When-Issued" and Delayed Delivery Transactions. (All Portfolios). Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to a Portfolio if the value of the security declines prior to the settlement date.

      o Repurchase Agreements. (All Portfolios). Each Portfolio may enter into repurchase agreements. In a repurchase transaction, a Portfolio buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, a Portfolio may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

      o Illiquid and Restricted Securities. (All Portfolios). Under the policies established by the Company's Board of Directors, the Manager determines the liquidity of certain of the Portfolios' investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Portfolios will not invest more than 15% of their net assets in illiquid or restricted securities (excluding restricted securities eligible for resale to qualified institutional investors). The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Portfolio may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      o Hedging. (All Portfolios). All Portfolios may write (sell) and Government Securities Portfolio and International Equity Portfolio may also purchase, exchange traded covered call options on securities, securities indices and foreign currencies, in each case as a hedge against decreases in prices of existing portfolio securities or increases in prices of securities whose purchase is anticipated. The International Equity Portfolio may purchase options on currency in the over-the-counter ("OTC") markets. The Portfolios may use covered call options for non-hedging purposes as described below.

      A Portfolio may, subject to its investment policies, sell or purchase covered call options and buy and sell futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures and writing covered calls, hedge a Portfolio's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures, tend to increase a Portfolio's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on a Portfolio's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities a Portfolio owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to a Portfolio for liquidity purposes or may be for defensive reasons, or to raise cash to distribute to shareholders. Hedging strategies entail special risks, described in "Investment Risks," above.

      o Futures. To hedge against changes in interest rates, securities prices or currency exchange rates, each Portfolio may, subject to its investment objectives and policies, purchase and sell various kinds of futures contracts and International Equity Portfolio may purchase and write call and put options on any futures contracts. A Portfolio may also enter into closing purchase and sale transactions with respect to these contracts and options. Futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices.

      Each Portfolio may purchase and sell futures contracts on stock indices and sell options on such futures. The Total Return Portfolio may purchase and sell interest rate futures and sell options on such futures. In addition, each Portfolio that may invest in securities that are denominated in foreign currency may purchase and sell futures on currencies. The International Equity Portfolio may purchase and sell options on such futures. A Portfolio will engage in futures and related options transactions only for bona fide hedging and non-hedging purposes as permitted in regulations of the Commodity Futures Trading Commission. No Portfolio will enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

      o Covered Call Options. A Portfolio may write (that is, sell) call options on securities, indices and foreign currencies for hedging or non-hedging purposes and write call options on Futures for hedging purposes but only if they are "covered." This means a Portfolio owns the investment on which the call was written. Calls on Futures must be covered by securities or other liquid assets a Portfolio owns and segregates to enable it to satisfy its obligations if the call is exercised. When a Portfolio writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from a Portfolio at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Portfolio keeps the cash premium (and the investment). After a Portfolio writes a call, not more than 20% of the value of its total assets may be subject to calls.

      A Portfolio may sell covered call options that are traded on U.S. or foreign securities or commodity exchanges or which are issued by the Options Clearing Corporation. In the case of foreign currency options, they may be quoted by major recognized dealers in those options. The International Equity Portfolio may purchase options on currency in the over-the-counter markets.

      o Forward Contracts. (All Portfolios). Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Portfolio uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Portfolio has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. A Portfolio may also use "cross hedging," where the Portfolio hedges against changes in currencies other than the currency in which a security it holds is denominated. No Portfolio will speculate in foreign exchange.

      o Interest Rate Swaps. (Government Securities Portfolio only). Government Securities
Portfolio may enter into interest rate swaps both for hedging and to seek to increase total return. In an interest rate swap, the Portfolio and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Portfolio enters into swaps only on a net basis, which means the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will segregate liquid assets of any kind (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. The Portfolio will not invest more than 25% of its assets in interest rate swap transactions and only on securities it owns.

      o Derivative Investments. (All Portfolios). A Portfolio may not purchase or sell physical commodities; however, a Portfolio may purchase and sell foreign currency in hedging transactions.
The restriction against purchasing commodities shall not prevent a Portfolio from buying or selling futures contracts or from investing in securities or other instruments backed by physical commodities.

      Derivative investments may be used by a Portfolio in some cases for hedging purposes and in other cases to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered derivative investments, and other examples of derivatives are CMOs, stripped securities, asset-backed securities, structured notes and floating interest rate securities. Some of the special risks of derivatives are described in "Investment Risks," above.

      Index-linked or commodity-linked notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. A Portfolio may invest in debt exchangeable for common stock of an issuer or equity-linked debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

      o Temporary Defensive Investments. (All Portfolios). When stock or bond market prices are falling or in other unusual economic or business circumstances, each Portfolio may invest substantially all of its assets in cash equivalents, cash, or short-term money market instruments for temporary defensive purposes.

Other Investment Restrictions. The Portfolios have other investment restrictions which are "fundamental" policies. A Portfolio cannot deviate from its other fundamental policies described in "Investment Objectives and Policies" and "Other Investment Techniques and Strategies" in the Statement of Additional Information.

      o Each Portfolio may not:

      o Borrow amounts in excess of 10% of the Portfolio's total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or make investments in portfolio securities while such outstanding borrowings exceed 5% of the Portfolio's total assets.

      o (a) Invest more than 5% of the Portfolio's total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government agency securities) of any one issuer (including repurchase agreements with any one bank); and (b) purchase more than either (i) 10% of the principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements. (This restriction does not apply to the Government Securities Portfolio.)

      o Invest more than 25% of its assets in securities of issuers in any single industry, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (e.g., gas, gas transmission, electric or telephone) shall be considered a separate industry. This test shall be applied on a pro forma basis using the market value of all assets immediately prior to making any investment. (This restriction does not apply to the International Equity Portfolio or the Government Securities Portfolio). (Each Portfolio subject to this restriction has undertaken to apply it to 25% or more of its assets.)

      Unless this Prospectus states that a percentage restriction applies continuously, it applies only at the time the Portfolio makes an investment, and the Portfolio need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Portfolio. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Portfolios Are Managed

Organization and History. The Company was organized in 1981 as a Maryland corporation. The
Company is an open-end management investment company. Organized as a series fund, the Company presently has seven diversified series, four of which are discussed in this Prospectus.

      The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee each Portfolio's activities, review its performance, and review the actions of the Manager and the Subadviser. "Directors and Officers of the Portfolios" in the Statement of Additional Information names the Directors and officers of the Portfolios and provides more information about them. Although the Company will not normally hold annual meetings of shareholders, the Company may hold shareholder meetings from time to time on important matters and call a meeting of shareholders upon proper request of all shareholders of the Company. The Directors may also take other action described in the Company's Articles of Incorporation. On matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. Separate votes by Portfolio are required for matters relating to all Portfolios but affecting the Portfolios differently. An insurance company issuing a variable contract for which shares of a Portfolio are held by the insurance company's separate account will vote the shares in accordance with applicable law, which currently requires the insurance company to request voting instructions from policy owners and to vote the shares in proportion to the voting instructions received. For more information, please refer to your insurance company's separate account prospectus.

      The Board of Directors has the power, without shareholder approval, to classify or reclassify unissued shares of the Company into additional series. Shares of each Portfolio currently consist of a single class and have equal rights as to voting, redemption, dividends and liquidation with respect to that Portfolio. Shares are freely transferrable. Please refer to "How the Portfolios are Managed" in the Statement of Additional Information for further information on voting of shares.

The Manager, The Subadviser and their Affiliates. The Portfolios are managed by the Manager, OppenheimerFunds, Inc., which supervises each Portfolio's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under separate Investment Advisory Agreements for each Portfolio which state the Manager's responsibilities. The Agreements set forth the fees paid by a Portfolio to the Manager, and describe the expenses that a Portfolio is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manage investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Company by the Manager, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Furthermore, their services may be impared at that time as a result of the interaction of their systems with the systems of other service providers whose systems cannot deal with the year 2000.

      o The Subadviser. The Manager has engaged Babson-Stewart to provide day-to-day portfolio management services to the International Equity Portfolio. Babson-Stewart, One Memorial Drive, Cambridge, MA 02142, was originally established in 1987. The general partners of Babson-Stewart are David L. Babson & Co., which is an indirect subsidiary of Massachusetts Mutual Life Insurance Company, and Stewart Ivory & Co., Ltd. As of December 31, 1997, Babson-Stewart, together with its global affiliate, had approximately $4.5 billion in assets under management.

      The Subadviser is responsible for choosing the investments of the International Equity
Portfolio, and its duties and responsibilities are set forth in its contract with the Manager. The
Manager,   not  the  International   Equity  Portfolio,   pays  the
Subadviser.

      o   Portfolio   Managers.   The   Manager   supervises   each
Portfolio's investment program and
regularly reviews the asset allocation among each Portfolio. The Portfolio Managers of each Portfolio are listed below.

                          Year
                          Became
Portfolio/Principal       Portfolio   Business Experience
Portfolio Manager         Manager     (last 5 years)
-------------------------------------------------------------------


Total Return Portfolio
Peter M. Antos,

C.F.A.                    1989        Principal  Portfolio  Manager
                                      of the Portfolio;
                                      Senior  Vice   President  and
                                      Portfolio Manager
                                      of the  Portfolios and of the
                                      Manager (since
                                      March,   1996);  Senior  Vice
                                      President of
                                      HarbourView Asset Management
                                      Corporation  ("HarbourView");
                                      portfolio
                                      manager of other  Oppenheimer
                                      funds;
                                      previously   Vice   President
                                      and Senior
                                      Portfolio            Manager,
                                      Equities-G.R. Phelps, a
                                      subsidiary   of   Connecticut
                                      Mutual Life
                                      Insurance             Company
                                      (1989-1996).

Michael C. Strathearn,
C.F.A.                    1988        Vice  President and Portfolio
                                      Manager of the
                                      Portfolio  and of the Manager
                                      (since March,
                                      1996);   Vice   President  of
                                      HarbourView;
                                      Portfolio  Manager  of  other
                                      Oppenheimer
                                      funds;      previously      a
                                      Portfolio Manager,
                                      Equities-Connecticut   Mutual
                                      Life Insurance
                                      Company (1988-1996).

      Stephen F. Libera,
C.F.A.                    1985        Vice  President and Portfolio
                                      Manager of the
                                      Portfolio  and of the Manager
                                      (since March
                                      1996);   Vice   President  of
                                      HarbourView;
                                      Portfolio  Manager  of  other
                                      Oppenheimer
                                      funds;     previously    Vice
                                      President and Senior
                                      Portfolio   Manager,    Fixed
                                      Income-G.R.
                                      Phelps 1985-1996).

Kenneth B. White,
C.F.A.                    1992        Vice  President and Portfolio
                                      Manager of the
                                      Portfolio   and  the  Manager
                                      since March,
                                      1996;   Vice   President   of
                                      HarbourView;
                                      Portfolio  Manager  of  other
                                      Oppenheimer
                                      funds;      previously      a
                                      Portfolio Manager,
                                      Equities-Connecticut   Mutual
                                      Life Insurance
                                      Company (1987-1996).

Arthur Zimmer             1996        Vice  President and Portfolio
                                      Manager of the
                                      Manager and Centennial  Asset
                                      Management
                                      Corporation;  an  officer  of
                                      other
                                      Oppenheimer funds.

-------------------------------------------------------------------

Growth Portfolio
Peter M. Antos,
C.F.A.                    1989        (see biographical data above)

Michael C. Strathearn,
C.F.A.                    1988        (see biographical data above)


Kenneth B. White,
C.F.A.                    1992        (see biographical data above)
-------------------------------------------------------------------

International Equity Portfolio
(Babson-Stewart)
James W. Burns            1996        Managing            Director,
                                      Babson-Stewart
                                      (1993-present)  and Director,
                                      Stewart Ivory
                                      & Co., Ltd. (since 1990).

John G.L. Wright          1996        Managing            Director,
                                      Babson-Stewart
                                      (1987-present);     Director,
                                      Stewart Ivory &
                                      Co., Ltd. (since 1971).
-------------------------------------------------------------------

Government Securities Portfolio
(the Manager)

Jerry A. Webman           1997        Senior Vice  President of the
                                      Manager (since
                                      February  1996);  an  officer
                                      of other
                                      Oppenheimer            funds;
                                      previously an officer
                                      and analyst  with  Prudential
                                      Mutual Fund -
                                      Investment Management, Inc.

David     egri            1996        Vice    President    of   the
                                      Manager and an
                                      Officer     and     Portfolio
                                      Manager of other
                                      Oppenheimer funds.
-------------------------------------------------------------------


      o Fees and Expenses. Under separate Investment Advisory Agreements with each Portfolio, each Portfolio pays the Manager a monthly fee equal to a percentage of the Portfolio's average daily net assets as follows: For the Total Return Portfolio, the annual rates are: 0.625% of the average daily net assets up to $600 million and 0.45% of the average daily net assets over $600 million. For the International Equity Portfolio, the annual rates are: 1.00% of the average daily net assets up to $250 million and 0.90% of average daily net assets over $250 million. For the Growth Portfolio, the annual rates are: 0.625% of the average daily net assets up to $300 million, 0.500% of the next $100 million and 0.450% of the average daily net assets over $400 million. For the Government Securities Portfolio, the annual rates are: 0.525% of the average daily net assets up to $300 million, 0.500% of the next $100 million and 0.450% of the average daily net assets over $400 million.

      Under its Investment Subadvisory Agreement with Babson-Stewart, the Manager pays Babson-Stewart a monthly fee at the following annual rates, which decline as the average daily net assets of the International Equity Portfolio:
0.75% of the first $10 million of average daily net assets allocated to Babson-Stewart, 0.625% of the next $15 million, 0.50% of the next $25 million and 0.375% of such assets in excess of $50 million. The portion of the net assets of the International Equity Portfolio and other Portfolios for which it provides subadvisory services will not be aggregated in applying these breakpoints.

      During the fiscal year ended December 31, 1997, the management fees (computed on an annualized basis as a percentage of the net assets of the Portfolios as of the close of business each day) paid to the Manager and the total operating expenses as a percentage of average net assets of each Portfolio, were as follows:

Portfolio               Fees           ManagementTotal    Operating
Expense(1)
-------------------------------------------------------------------

Total Return            0.54%          0.55%
-------------------------------------------------------------------

Growth                  0.53%          0.54%
-------------------------------------------------------------------

International Equity    1.00%          1.12%
-------------------------------------------------------------------

Government Securities   0.52%          0.67%
-------------------------------------------------------------------

(1)This table does not reflect expenses that apply at the Account level or to related insurance products.

      Each Portfolio pays expenses related to its daily operations, such as custodian fees, certain Directors' fees, transfer agency fees, legal and auditing costs.
Those expenses are paid out of a
Portfolio's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreements and the other expenses paid by the Portfolios is contained in the Statement of Additional Information.

      There is also information about the Portfolios' brokerage policies and practices in "Brokerage Policies of the Portfolios" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Portfolios' portfolio transactions. When deciding which brokers to use, the Manager and the Subadviser are permitted by the Investment Advisory Agreements to consider whether brokers have sold shares of the Portfolios or any other funds for which the Manager serves as investment adviser.

      o Shareholder Inquiries. Inquiries by policy owners for Account information are to be directed to the insurance company issuing the Account at the address or telephone number shown in the accompanying Account Prospectus.


Performance of the Portfolios

Explanation  of  Performance  Terminology.  Each Portfolio uses the term "total return" and certain
Portfolios   may  use  the  term   "yield"  to   illustrate   their
performance.  These returns measure the
performance of a hypothetical account in a Portfolio over various periods, and do not show the performance of each shareholder's account (which will vary if shares are sold or purchased). A Portfolio's performance data may help you see how well your investment has done over time and to compare it to market indices. However, the performance data published by the Portfolios does not include expenses that apply at the Account level or to related insurance products which, if considered, would reduce such performance. Since shares of the Portfolios may be purchased through a variable contract, you should carefully review the prospectus of the insurance product you have chosen for information on charges and expenses.

      It is important to understand that a Portfolio's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare a Portfolio's performance. A Portfolio's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses.

      o Total Returns. There are different types of "total returns" used to measure a Portfolio's performance. Total return is the change in value of a hypothetical investment in a Portfolio over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show a Portfolio's actual year-by-year performance.

      o Yield. Government Securities Portfolio calculates its standardized yield by dividing the annualized net investment portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated.

      Dividend yield is calculated by dividing the dividends paid for a stated period by the maximum offering price on the last day of the period and annualizing the result.

How Have the Portfolios Performed? Below is a discussion by the Manager of the Portfolios' performance during their last fiscal year ended December 31, 1997, followed by a graphical comparison of each Portfolio's performance to an appropriate broad-based market index.


Management's Discussion of Performance.

      o Total Return Portfolio. During the fiscal year ended December 31, 1997, both the stock and bond markets were relatively strong for much of the year despite recurrent volatility. The

Portfolio's investments in financial services, technology and retail stocks were among its most successful investments during the year. The Portfolio experienced disappointing returns from its investments in electric utilities. The Portfolio's fixed-income investments performed well despite market volatility, due primarily to the Manager's decision to shift into some longer-maturity bonds to take advantage of declining inflation.

      o Growth Portfolio. During the fiscal year ended December 31, 1997, the Portfolio's positive performance was primarily affected by the economic growth in the stock markets. In particular, the Portfolio realized its greatest gains in the finance, technology and retail sectors. The Portfolio realized its most disappointing performance from its investments in utilities.

      o Government Securities Portfolio. During the fiscal year ended December 31, 1997, the Portfolio performed well despite significant volatility in the bond market during the second half of the year. The Portfolio's positive performance was helped by its investments in government-backed discount mortgage instruments, short-term Treasury bonds and a relatively small position in high-grade corporate bonds. The Portfolio's investments in mortgage instruments performed well during the Asian crisis.

      o International Equity Portfolio. During the fiscal year ended December 31, 1997, the performance of the international markets were mixed. While European markets provided attractive returns, Asian markets faired poorly due in large part to a prolonged economic recession. The Portfolio's positive performance was due to the Manager's increasing focus on European companies and its reduced exposure to the Asian markets.

      Each Portfolio's portfolio holdings, allocations and strategies are subject to change.

      o Comparing each Portfolio's Performance to the Market. The charts below show the performance of hypothetical $10,000 investments in each Portfolio held until December 31, 1997. Performance information does not reflect charges that apply to separate accounts investing in the Portfolios. If these charges and expenses were taken into account, performance would be lower.

      Total  Return  Portfolio's  performance  is  compared  to the performance of the Merrill Lynch
Corporate & Government Master Index and S&P 500 Index. The Merrill Lynch Corporate & Government Master Index is a composite of Corporate and Government Master indices exclusive of pass-through securities and flower bonds. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The performance of Growth Portfolio is compared to the performance of the S&P 500 Index. International Equity Portfolio is compared to the Morgan Stanley Europe, Australia & Far East Index which is an index including approximately 1000 companies representing the stock markets of 18 countries. The average company has a market capitalization of over $3 billion. Government Securities Portfolio is compared to Merrill Lynch Government Master Index which is a composite of both the Treasury and Agency Master indices. It includes all issues of the U.S. Government and agencies thereof, exclusive of pass-through securities and flower bonds. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, a Portfolio's performance reflects the effect of that Portfolio's business and operating expenses.

      While index comparisons may be useful to provide a benchmark for a Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the securities in the one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.


                 Comparison of Change in Value of
                $10,000 Hypothetical Investments in
                      Total Return Portfolio
     Versus Merrill Lynch Corporate & Government Master Index
                         and S&P 500 Index

[Graph comparing total return of Total Return Portfolio shares to performance of Merrill Lynch Corporate & Government Master Index and S&P 500 Index]

Average Annual Total Return at 12/31/97(1)

           1 year        5 years    10 years

           18.81%        13.21%     13.80%

(1) Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

                 Comparison of Change in Value of
                $10,000 Hypothetical Investments in
                         Growth Portfolio
                       Versus S&P 500 Index

[Graph comparing total return of Growth Portfolio shares to performance of S&P 500 Index]

Average Annual Total Returns at 12/31/97(1)


           1 year        5 years    10 years

           26.37%        20.12%     18.66%

(1) Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

                 Comparison of Change in Value of
                $10,000 Hypothetical Investments in
                  International Equity Portfolio
     Versus Morgan Stanley Europe, Australia & Far East Index

[Graph comparing total return of International Equity Portfolio shares to performance of Morgan
Stanley Europe, Australia & Far East Index]

Average Annual Total Returns at 12/31/97(1)

           1 year        5 Year     Life of Portfolio

            8.11%        10.78%     8.78%

(1) The inception date of the Portfolio was 5/13/92. Total returns and the ending account value in the graph show change in shares value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

                 Comparison of Change in Value of
                $10,000 Hypothetical Investments in
                  Government Securities Portfolio
           Versus Merrill Lynch Government Master Index

[Graph comparing total return of Government Securities Portfolio to performance of Merrill Lynch
Government Master Index]

Average Annual Total Returns at 12/31/97(1)


           1 year        5 Year  Life of Portfolio

           8.82%             6.84%         7.26%
--------------
(1) The inception date of the Portfolio was 5/13/92. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.


ABOUT YOUR ACCOUNT

How to Buy Shares

Shares of each Portfolio are offered for purchase by insurance company Accounts as an investment medium for variable life insurance policies and variable annuity contracts, as described in the accompanying Account Prospectus. Charges and deductions made from purchase payments for variable contracts are stated in the current prospectus for those contracts. Shares of each Portfolio are offered at their respective offering price, which (as used in this Prospectus and the Statement of Additional Information) is net asset value (without a sales charge).

    All purchase orders are processed at the offering price next determined after receipt by the Company of a purchase order in proper form from an Account. The offering price (and net asset value) is determined as of the close of The New York Stock Exchange, which is normally 4:00 P.M., New York time, but may be earlier on some days. Net asset value per share of each Portfolio is determined by dividing the value of that Portfolio's net assets by the number of its shares outstanding. The sale of shares of a Portfolio will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Directors whenever the Board judges it in that Portfolio's best interest to do so. The Board of Directors has established procedures for valuing each Portfolio's securities. In general, those valuations are based on market value. Further details are in "About Your Account-How to Buy Shares" in the Statement of Additional Information.

How to Sell Shares

Because shares of the Portfolios are held by insurance company Accounts, and not directly by investors, you should refer to the prospectus of your insurance company's Account for information on how to redeem shares of a Portfolio held for your policy or contract. Payment for shares tendered by an Account for redemption is made ordinarily in cash and forwarded within seven days after receipt by the Company's transfer agent, OppenheimerFunds Services (the "Transfer Agent"), of redemption instructions in proper form from an Account, except under unusual circumstances as determined by the Securities and Exchange Commission. The redemption price will be the net asset value next determined after the receipt by the Transfer Agent of a request in proper form. The market value of the securities in the portfolio of the Portfolios is subject to daily fluctuations and the net asset value of the Portfolios' shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the original cost.

Dividends, Capital Gains and Taxes

    o Dividends of the Portfolios.

    Each Portfolio intends to pay out all of its net investment income and net realized capital gains, if any, on an annual basis. The Portfolios distribute their dividends, if any, each year on a date set by the Board of Directors. Normally, net realized capital gains, if any, are distributed annually for the

Portfolios. Such income and capital gains are reinvested in additional shares of the Portfolios. Each Portfolio makes dividend and capital gain distributions on a per-share basis. After every distribution from each of these Portfolios, the Portfolio's share price drops by the amount of the distribution. Since dividends and capital gain distributions are reinvested, the total value of an account will not be affected by such distributions because, although the shares will have a lower price, there will be correspondingly more of them.

    o Tax Treatment to the Account as Shareholder. The portion of distributions attributable to the excess of a Portfolio's net long-term capital gain over its net short-term capital loss is generally characterized as long-term capital gain. The tax treatment of such dividends and distributions to an Account depends on the tax status of and the tax rules applicable to that Account, concerning which you should consult the prospectus of your insurance company's separate account. It is expected that shares of the Portfolios will be held by life insurance company separate accounts that fund variable contracts. Under current Federal tax law, dividends and capital gains distributions paid by any Portfolio to reserves for a variable contract are not currently taxable.

     o Tax Status of the Portfolios. If each Portfolio qualifies as a "regulated investment company" under the Internal Revenue Code, that Portfolio will not be liable for Federal income taxes on amounts paid as dividends and distributions in accordance with the Code's requirements. The Portfolios did qualify during their last fiscal year and the Company intends that they will qualify in current and future years. Each Portfolio also intends to follow certain portfolio diversification requirements under the Internal Revenue Code so that Accounts investing in the Portfolios may satisfy the tax diversification requirements to which they are subject. The above discussion relates solely to Federal tax laws. This discussion is not exhaustive and a qualified tax adviser should be consulted if you have any questions about the tax effects of your investment through a variable contract.

                            APPENDIX A

       Description of Ratings Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

    Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

    A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

    Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa:   Bonds  rated  "Caa" are of poor  standing  and may be in
default or there may be present
elements of danger with respect to principal or interest.

    Ca: Bonds   rated   "Ca"   represent   obligations   which  are
speculative in a high degree and are
often in default or have other marked shortcomings.

    C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

    AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest. AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

    A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

    BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

    BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Panorama Series Fund, Inc.
6803 South Tucson Way
Englewood, Colorado 80112
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Bank of New York
90 Washington Street
New York, NY 10206

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Portfolios, OppenheimerFunds, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

Panorama Series Fund, Inc.

Prospectus Dated May 1, 1998

Panorama Series Fund, Inc. (referred to in this Prospectus as the "Company") is an open-end investment company consisting of seven separate series, two of which are discussed in this Prospectus. Each series is referred to as a "Portfolio" and collectively, as the "Portfolios". Shares of the Portfolios are offered through certain variable annuity or variable life insurance contracts by insurance companies.

Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.

Growth  Portfolio  seeks long term growth of capital by  investing  primarily in
common  stocks  with  low  price-earnings  ratios  and   better-than-anticipated
earnings. Realization of current income is a secondary consideration.

      Shares of the Company's Portfolios are offered as investment vehicles for the variable annuity or variable life insurance contracts offered through separate accounts of insurance companies (these are referred to as "Accounts"). Shares of the Portfolios cannot be purchased directly by investors. The term "shareholder" in this Prospectus refers only to the insurance companies issuing the variable contracts. The interests of contract owners with respect to shares of a Portfolio held for their contracts are subject to the terms of the contract and the prospectus for your insurance company's separate accounts, which you as a contract holder or prospective contract holder should read carefully.

      This Prospectus explains concisely what you should know before investing in the Portfolios. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about each Portfolio in the May 1, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Portfolios' Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Portfolios are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES   AND  EXCHANGE   COMMISSION   NOR  HAS  THE  COMMISSION
PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

ABOUT THE PORTFOLIOS
Overview of the Portfolios....................................3
Financial Highlights..........................................3
Investment Objectives and Policies............................6
Total Return Portfolio........................................6
Growth Portfolio..............................................6
Investment Risks..............................................7
Investment Techniques and Strategies..........................9
How the Portfolios Are Managed................................13
Performance of the Portfolios.................................15
ABOUT YOUR ACCOUNT
How to Buy Shares.............................................17
How to Sell Shares............................................17
Dividends, Capital Gains and Taxes............................17
Appendix A: Description of Ratings Categories of Ratings ServiA-1

ABOUT THE PORTFOLIOS

Overview of the Portfolios

Some of the important facts about the Portfolios are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing. Keep the Prospectus for reference after you invest.

      o What Are the Portfolios' Investment Objectives? Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income). Growth Portfolio seeks long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings.

      o What Do the Portfolios Invest In? To seek their respective investment objectives, the Portfolios invest as follows: Total Return Portfolio invests by principally allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions. Growth Portfolio primarily invests in common stocks with low price-earnings ratios and better-than-anticipated earnings. These investments are more fully explained for each Portfolio in "Investment Objectives and Policies," starting on page 6.

      o Who Manages the Portfolios? The Portfolios'investment adviser is OppenheimerFunds, Inc. (the "Manager"), which (including a subsidiary) advises investment company portfolios having over $75 billion in assets. Each Portfolio's portfolio manager is primarily responsible for the selection of securities of that Portfolio. The portfolio managers are as follows: for Total Return Portfolio, Peter M. Antos, CFA, Michael C. Strathearn, CFA, Stephen F. Libera, CFA, Kenneth B. White, CFA and Arthur Zimmer; and for Growth Portfolio, Peter M. Antos, CFA, Michael C. Strathearn, CFA, and Kenneth B. White, CFA. The Manager is paid an advisory fee by each Portfolio, based on its assets. The Company's Board of Directors, elected by shareholders, oversees the investment adviser and the portfolio managers and subadviser. Please refer to "How The
Portfolios Are Managed," starting on page 13 for more information about the Manager and its fees.

      o How Risky Are The Portfolios? While different types of investments have risks that differ in type and magnitude, all investments carry risk to some degree. Changes in overall market movements or interest rates, or factors affecting a particular industry or issuer, can affect the value of the Portfolios' investments and their price per share. Equity investments are generally subject to a number of risks including the risk that values will fluctuate as a result of changing expectations for the economy and individual issuers, and stocks which are small to medium size in capitalization may fluctuate more than large capitalization stocks. For both equity and income investments, foreign investments are subject to the risk of adverse currency fluctuation and additional risks and expenses in comparison to domestic investments. In comparing levels of risk among the Portfolios, Growth Portfolio is more volatile than the Total Return Portfolio.

      While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased and in some cases, the use of hedging techniques, there is no guarantee of success in achieving a Portfolio's objective. Please refer to "Investment Risks" starting on page 7 for a more complete discussion of the types of securities the Portfolios purchase.

      o How Can I Buy or Sell Shares? Shares of each Portfolio are offered for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts. Account owners should refer to the accompanying Account Prospectus on how to buy or sell shares of the Portfolios.

      o How Have the Portfolios Performed? The Portfolios may measure their performance by quoting average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The performance of the Portfolios can also be compared to broad market indices, which we have done starting on page 15. Please remember that past performance does not guarantee future results.

Financial Highlights

The tables on the following pages present selected financial information about the Portfolios, including per share data and expense ratios and other data based on each Portfolio's respective average net assets. The information for the Portfolios has been audited by Deloitte & Touche LLP, the Company's independent auditors, whose report for the Company's fiscal year ended December 31, 1997 is included in the Statement of Additional Information. Prior to and including the year ended December 31, 1995, the financial statements of the Portfolios were audited by other auditors. Additional information about the performance of the Portfolios is contained in the Company's 1997 Annual Report which may be obtained without charge by calling or writing the Company at the telephone or address on the back cover.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--TOTAL RETURN PORTFOLIO

                                              YEAR ENDED DECEMBER 31,
                                              1997            1996(1)           1995            1994
=========================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $1.91           $1.75           $1.51           $1.65
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .07             .07             .07             .06
Net realized and unrealized gain (loss)           .25             .11             .30            (.09)
                                                -----           -----           -----           ------
Total income (loss) from investment
operations                                        .32             .18             .37            (.03)
---------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income             (.07)           (.01)           (.07)           (.06)
Distributions from net realized gain             (.16)           (.01)           (.06)           (.05)
                                                -----           -----           -----           ------
Total dividends and distributions to
shareholders                                     (.23)           (.02)           (.13)           (.11)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $2.00           $1.91           $1.75           $1.51
                                                =====           =====           =====           ======
=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)             18.81%          10.14%          24.66%          (1.97)%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $1,279          $1,122            $994            $742
---------------------------------------------------------------------------------------------------------
Average net assets (in millions)               $1,208          $1,058            $864(3)         $687(3)
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            3.57%           4.12%           4.48%           4.21%
Expenses                                         0.55%           0.55%           0.59%           0.56%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                      103.5%          104.3%           62.3%           88.3%
Average brokerage commission rate(5)          $0.0699         $0.0641              --              --

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 3. This information is not covered by the auditors' opinion.

    1993           1992            1991            1990            1989            1988
========================================================================================
    $1.56          $1.57           $1.33           $1.41           $1.27           $1.20
----------------------------------------------------------------------------------------
      .06            .07             .07             .08             .09             .06
      .20            .10             .32            (.07)            .20             .08
    -----          -----           -----           -----           -----           -----
      .26            .17             .39             .01             .29             .14
----------------------------------------------------------------------------------------
     (.06)          (.07)           (.07)           (.08)           (.09)           (.07)
     (.11)          (.11)           (.08)           (.01)           (.06)             --
    -----          -----           -----           -----           -----           -----
     (.17)          (.18)           (.15)           (.09)           (.15)           (.07)
----------------------------------------------------------------------------------------
    $1.65          $1.56           $1.57           $1.33           $1.41           $1.27
    =====          =====           =====           =====           =====           =====
========================================================================================
    16.28%         10.21%          28.79%           0.50%          22.98%          11.64%
========================================================================================
     $610           $402            $304            $229            $221            $184
----------------------------------------------------------------------------------------
     $502(3)        $345(3)         $261(3)         $225(3)         $204(3)         $178(3)
----------------------------------------------------------------------------------------
     3.90%          4.27%           4.44%           5.65%           6.20%           4.93%
     0.60%          0.68%           0.72%           0.78%           0.80%           0.79%
----------------------------------------------------------------------------------------
    161.6%         182.1%          128.8%          109.2%          151.0%          244.7%
       --             --              --              --              --              --

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $1,162,940,441 and $1,139,011,104, respectively. 5.
Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--GROWTH PORTFOLIO

                             YEAR ENDED DECEMBER 31,
                                            1997               1996(1)         1995              1994
=========================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $2.98              $2.53           $1.97             $2.08
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .04                .04             .04               .03
Net realized and unrealized gain (loss)          .69                .43             .71              (.04)
                                               -----              -----           -----             -----
Total income (loss) from investment
operations                                       .73                .47             .75              (.01)
---------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income            (.03)              (.01)           (.04)             (.03)
Distributions from net realized gain            (.23)              (.01)           (.15)             (.07)
                                               -----              -----           -----             -----
Total dividends and distributions to
shareholders                                    (.26)              (.02)           (.19)             (.10)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $3.45              $2.98           $2.53             $1.97
                                               =====              =====           =====             =====
=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)            26.37%             18.87%          38.06%            (0.51)%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $831,371           $586,222        $405,935          $230,195
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $721,555           $494,281        $303,193(3)       $198,879(3)
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           1.38%              1.63%           2.01%             1.87%
Expenses                                        0.54%              0.58%           0.66%             0.67%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                      91.8%              82.5%           69.3%             97.3%
Average brokerage commission rate(5)         $0.0699            $0.0697              --                --

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 3. This information is not covered by the auditors' opinion.

 1993               1992                1991               1990               1989               1988
=========================================================================================================
    $1.91              $1.87              $1.46              $1.65              $1.36              $1.22
---------------------------------------------------------------------------------------------------------
      .04                .04                .04                .05                .07                .03
      .36                .19                .51               (.18)               .42                .15
    -----              -----              -----              -----              -----              -----
      .40                .23                .55               (.13)               .49                .18
---------------------------------------------------------------------------------------------------------
     (.04)              (.04)              (.04)              (.05)              (.07)              (.04)
     (.19)              (.15)              (.10)              (.01)              (.13)                --
    -----              -----              -----              -----              -----              -----
     (.23)              (.19)              (.14)              (.06)              (.20)              (.04)
---------------------------------------------------------------------------------------------------------
    $2.08              $1.91              $1.87              $1.46              $1.65              $1.36
    =====              =====              =====              =====              =====              =====
=========================================================================================================
    21.22%             12.36%             37.53%             (7.90)%            35.81%             14.46%
=========================================================================================================
 $165,775           $101,215            $75,058            $50,998            $53,955            $41,434
---------------------------------------------------------------------------------------------------------
 $131,292(3)        $ 85,003(3)         $62,282(3)         $53,171(3)         $48,409(3)         $40,950(3)
---------------------------------------------------------------------------------------------------------
     2.30%              2.19%              2.16%              3.04%              4.16%              2.24%
     0.69%              0.76%              0.80%              0.84%              0.87%              0.88%
---------------------------------------------------------------------------------------------------------
     97.6%             136.1%             142.9%             146.8%             174.1%             246.4%
       --                 --                 --                 --                 --                 --

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $637,953,389 and $589,720,974, respectively. 5.
Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

Investment Objectives and Policies

The investment objective and the principal types of securities each Portfolio invests in are described in this section. The investment risks of these types of investments are discussed in the next section, entitled "Investment Risks," followed by an explanation of the characteristics of the types of securities and strategies each Portfolio uses, in "Investment Techniques and Strategies." Appendix A contains a description of the ratings categories of certain national ratings organizations that relate to debt securities that certain Portfolios invest in.

Total Return Portfolio. The Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) by allocating its assets among stocks, bonds (including corporate debt securities, U.S. Government and U.S. Government-related securities) and money market instruments according to changing market conditions.

      In allocating the Portfolio's assets for investment, the Manager uses quantitative asset allocation tools, which measure the relative characteristics of these asset categories, in combination with the judgment of the Manager concerning current market dynamics. Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities in different segments of the securities markets, but also subjects the Portfolio to the risks of those market segments. In selecting stocks, the Manager searches for stocks with low price-earnings ratios (for example, generally below the price-earnings ratio of the S&P 500 Index). If the company then demonstrates better earnings than market analysts expected (this is referred to as a favorable "earnings surprise"), the company's earnings expectations and price earnings multiple may be re-evaluated, which may cause the stock to increase in value.

      The Portfolio's debt securities are expected to have a weighted average from current date to maturity of six to twelve years. At least 25% of the Portfolio's total assets will be invested in fixed income senior securities. Otherwise, the Manager may allocate the Portfolio's assets to one or more of these asset classes in amounts that may vary from time to time, without the requirement to allocate a fixed percentage in any particular category.

      The Portfolio may invest up to 20% of its total assets in the aggregate in debt securities and preferred stocks rated below investment grade (commonly called "junk bonds") and unrated securities determined by the Manager to be of comparable credit quality. However, the Manager presently does not intend to invest more than 5% of the Portfolio's assets in below investment grade securities in the current year. The Portfolio will not invest in securities rated below B at the time of purchase. Unrated debt securities will not exceed 10% of the Portfolio's total assets.

      The Portfolio may invest up to 20% of its total assets in mortgage dollar rolls. The Portfolio may also invest up to 5% of its total assets in inverse floating rate instruments, which are a type of derivative security. The Portfolio may also invest to a limited degree in securities of foreign issuers.

Growth Portfolio. The Growth Portfolio seeks long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

      The Manager chooses investments for the Portfolio using a quantitative investment discipline in combination with fundamental securities analysis. A low price-earnings ratio (for example, generally below the price-earnings ratio of the S&P 500 Index) is often a characteristic of a stock which is out-of-favor in the market. When an out-of-favor company demonstrates better earnings than what most analysts were expecting, this is referred to as a favorable earnings surprise. An upward revaluation of both earnings expectations and the price-earnings multiple may result, which may cause the company's stock price to increase in value. As stocks with low price-earnings ratios and the potential for favorable earnings surprises are identified, the Manager uses fundamental securities analysis to select individual stocks for the Portfolio. When the price-earnings ratio of a stock held by the Portfolio moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, the Portfolio will normally sell the stock.

      The Portfolio may invest the remainder of its assets (up to 10% under normal circumstances) in U.S. Government and corporate debt obligations, including convertible bonds which may be rated as low as "B" by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("Standard & Poor's") or other rating services. See Special Risks of Investing in Lower Grade Securities regarding risks of investing in lower-rated securities.
 Consistent with the foregoing
policies, the Portfolio may invest to a limited degree in securities of foreign issuers, including issuers in developing countries, which involve special risks (described below).

Can a Portfolio's Investment Objective and Policies Change? Each Portfolio has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, a Portfolio uses certain investment techniques and strategies in carrying out those investment policies. A Portfolio's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." Each Portfolio's investment objective is not a fundamental policy. Portfolio shareholders will be given 30 days' advance written notice of a change to a Portfolio's investment objective.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of a Portfolio's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares
(and this term is explained in the
Statement of Additional Information). The Company's Board of Directors may change a Portfolio's non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Portfolio Turnover. "Portfolio Turnover" describes the rate at which the Portfolio traded its portfolio securities during its last fiscal year. For example, if a Portfolio sold all of its securities during the year, its portfolio turnover rate would have been 100%.
 Portfolio turnover affects
brokerage costs the Portfolio pays. While short-term trading increases portfolio turnover and may increase the Portfolios' transaction costs, the Portfolios incur little or no brokerage costs for U.S. Government and most fixed income securities. The Financial Highlights table above shows the Portfolio's turnover rates during prior fiscal years.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk"), or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed income investment to pay interest and repay principal (this is referred to as "credit risk."). These general investment risks, and the special risks of certain types of investments that some of the Portfolios may hold are described below. They affect the value of a Portfolio's investments, its investment performance, and the price of its shares. These risks collectively form the risk profile of a particular Portfolio.

      While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for a Portfolio, and in some cases by using hedging techniques, there is no assurance that the Portfolios will achieve their investment objectives, and when shares of a Portfolio are redeemed, they may be worth more or less than their original cost.

      o Stock Investment Risks. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect a Portfolio's net asset values per share, which will fluctuate as the values of the portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. Each Portfolio attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of a Portfolio's assets in any one company. Small cap stocks may be more volatile than those of more highly capitalized issuers.

      o Risks of Debt Securities. Debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by a Portfolio mean that the Portfolio's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Portfolio's investments in debt securities. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds are subject to greater credit risk than higher-rated bonds. See "Special Risks of Investing in Lower-Grade Securities," below.

      o Special Risks of Investing in Lower-Grade Securities. Both Portfolios can invest in high-yield, below investment grade debt securities (including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds." They generally offer higher income potential than investment grade securities. Lower-grade securities have a rating below "BBB" by Standard & Poor's or "Baa" by Moody's or similar ratings by other domestic or foreign rating organizations, or they are not rated by a nationally-recognized rating organization, but the Manager judges them to be comparable to lower-rated securities. Neither Portfolio may invest in lower-rated securities rated below "B" by Moody's or Standard & Poor's or other rating services. Both Portfolios may retain securities whose ratings fall below "B" after purchase unless and until the Manager determines that disposing of the securities is in the best interests of the respective Portfolio. Appendix A to this Prospectus describes the rating categories of Moody's and Standard & Poor's.

      All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described below. Further, a decline in the high-yield bond market is likely during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield securities and adversely affect the value of outstanding securities and the ability of issuers to repay principal and interest. These risks mean that a Portfolio may not achieve the expected income from lower-grade securities, and that a Portfolio's net asset value per share may be affected by declines in value of these securities.

      o Foreign  Securities  Have Special Risks.  There are special risks in investing in foreign
securities  and in securities  issued by companies and  governments located in emerging market
countries.   Because  both   Portfolios  may  purchase   securities
denominated in foreign currencies or
traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of those foreign securities. Foreign issuers are not required to use generally-accepted accounting principles that apply to U.S. issuers. If foreign securities are not registered for sale in the U.S. under U.S.
securities laws, the issuer does not have to comply with the disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      In addition, it is generally more difficult to obtain court judgements outside the U.S. if a Portfolio were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

      o Special  Risks of Investing in Emerging  Market  Countries.
The Portfolios' definition
of "emerging countries" includes any country that is defined as an emerging or developing economy by the International Bank for Reconstruction and Development, the International Finance Committee, the United Nations or its authorities, or the MSCI Emerging Markets Index. Investments in emerging market countries may involve risks in addition to those that generally apply to investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, so that a Portfolio might not receive principal and/or income on a timely basis and its net asset values could be affected. Emerging market countries may have smaller, less well-developed markets and exchanges; there may be a lack of liquidity for emerging market securities. Interest rates and foreign currency exchange rates may be more volatile than in more developed markets. Sovereign limitations on foreign investments may be more likely to be imposed. There may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

      o Hedging Instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Portfolio's return. A Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of a Portfolio's income and distributions. There are also special risks in particular hedging strategies. For example, if a covered call written by a Portfolio is exercised on an investment that has increased in value, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. A Portfolio could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

      o  There  are  special   risks  in  investing  in  derivative
investments. The Portfolios may invest
in  different  types  of  derivatives.  In  general,  a  derivative investment is a specially designed investment
whose   performance  is  linked  to  the   performance  of  another
investment or security, such as an option, future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that a Portfolio will realize less principal or income from the investment than expected. Certain derivative investments held by a Portfolio may be illiquid. Please refer to "Illiquid and Restricted Securities."

Investment Techniques and Strategies

The Portfolios may use the investment techniques and strategies described below, each of which involves certain risks. Both Portfolios do not use all of these techniques and strategies, and each section indicates which Portfolios use a particular technique or strategy. The Statement of Additional

Information contains more detailed information about these practices, including limitations on their use that may help to reduce some of the risks.

      o Foreign Securities. (Both Portfolios). Foreign securities offer special investment opportunities but also entail special risks, described above. Neither Portfolio may invest more than 10% of its total assets in foreign securities, except the following securities, in which such Portfolios may invest up to 25% of their total assets: foreign equity and debt securities (i) issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, and (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange.

      o ADRs, EDRs and GDRs. (Both Portfolios). ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. To the extent a Portfolio acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond in a timely manner to corporate actions such as stock splits or rights offerings involving the foreign issuer. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      o  Convertible  Securities  (Both  Portfolios).   Convertible
securities are bonds, preferred
stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds. The Manager generally analyzes these investments from the perspective of the growth potential of the underlying stock and treats them as "equity substitutes."

      o Debt  Securities.  (Both  Portfolios).  Each  Portfolio may
purchase a variety of debt
securities.  Debt securities  include  corporate debt  obligations,
U.S. Government securities,
mortgage-backed and asset-backed securities, adjustable rate securities, "stripped" securities, custodial receipts for Treasury certificates, zero coupon bonds, equipment trust certificates, loan participation notes, structured notes and money market instruments. The issuer of a debt security normally pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Debt securities have varying degrees of credit quality and respond differently to changes in interest rates.

      Some debt securities, such as zero coupon bonds, do not pay interest but are purchased at a discount from their face value. However, they accrue income for tax and accounting purposes, which must be distributed to shareholders. Because no cash is received by a Portfolio at such accrual periods, the Portfolio may be required to liquidate other securities to meet distribution requirements.

      o  U.S.  Government  Securities.   (Both  Portfolios).   U.S.
Government Securities include debt
securities issued by the U.S. Government, or its agencies and instrumentalities. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA") are supported by the full faith and credit of the U.S. Government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest.

      GNMA  certificates  are  one  type  of  mortgage-related  U.S.  Government
Securities in which a Portfolio may invest. Other mortgage-related U.S. Government Securities the Portfolios invest in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("FHLMC"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("FNMA") or the Student Loan Marketing Association and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate. The Growth Portfolio may not purchase mortgage-backed securities.

      The value of U.S. Government Securities will fluctuate until they mature depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when a Portfolio holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained below, under "Hedging."

      o Collateralized Mortgage Obligations. (Total Return Portfolio only). Collateralized mortgage obligations ("CMOs") generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of the interest and principal generated by the pool of mortgages relating to the CMOs are passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.

      Certain CMOs are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "principal-only" or "P/O" security) and the other which receives some or all of the interest (and is known as an "interest-only" or "I/O" security). P/Os and I/Os are generally referred to as "derivative investments," discussed further below. The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Total Return Portfolio will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Total Return Portfolio might receive back less than its investment. The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

      Private-issuer stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, most private-issuer stripped securities may be deemed "illiquid." If a Portfolio holds illiquid stripped securities, the amount it can hold will be subject to the Portfolio's investment policy limiting investments in illiquid securities to 15% of the Portfolio's net assets.

      o Asset-backed Securities. (Total Return Portfolio only). Asset-backed securities represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as Total Return Portfolio. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

      o Inverse Floating Rate Instruments. (Total Return Portfolio only). Inverse floating rate debt instruments ("inverse floaters") include leveraged inverse floaters and inverse floating rate mortgage-backed securities, such as inverse floating rate "interest only" stripped mortgage-backed securities. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

      o Mortgage  Dollar  Rolls.  (Total  Return  Portfolio  only).
Total Return Portfolio may invest
up to 20% of its total assets in mortgage dollar rolls. In a mortgage dollar roll the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. All rolls entered into by the Portfolio will be covered rolls. Covered rolls are not treated as a borrowing or other senior security and are excluded from the calculation of the Portfolio's borrowings and other senior securities. The Total Return Portfolio is also permitted to purchase mortgage-backed securities and to sell such securities without regard to the length of time held in separate transactions that do not constitute dollar rolls. For financial reporting and tax purposes, the Portfolio treats mortgage rolls as two separate transactions: one involving the purchase of securities and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

      o Structured Notes. (Total Return Portfolio only). A structured note is a debt security having an interest rate or principal repayment requirement based on the performance of a benchmark asset or market, such as stock prices, currency exchange rates and commodity prices. They provide exposure to the benchmark market while fixing the maximum loss if the market does not perform as expected. Depending on the terms of the note, the Portfolio could forego all or part of the interest and principal that would be payable on a comparable conventional note, and the Portfolio's loss could not exceed that amount.

      o Eurodollar and Yankee Dollar Bank Obligations. (Both Portfolios). The Portfolios may also invest in obligations of foreign branches of U.S. banks referred to as Eurodollar obligations and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investment in securities of U.S. banks.

      o Short-term Debt Securities. (Both Portfolios). Each Portfolio may invest in high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; bank participation certificates; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings and loan associations. When the Manager believes it appropriate for temporary defensive purposes or for liquidity purposes, each Portfolio may hold cash or invest without limit in money market instruments.

      o Warrants and Rights. (Both Portfolios). Warrants are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. A Portfolio may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants a

Portfolio has acquired as part of units with other securities or that are attached to other securities. No more than 2% of a Portfolio's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange.

      o Loans of Portfolio Securities. (Both Portfolios). To attempt to increase its income or raise cash for liquidity purposes, each Portfolio may lend its portfolio securities, in transactions other than repurchase agreements, to brokers, dealers and other financial institutions. A Portfolio must receive collateral for a loan. As a matter of non-fundamental operating policy, the Manager limits such loans to 10% of the Portfolio's total assets, and such loans are subject to other conditions described in the Statement of Additional Information.

      o "When-Issued" and Delayed Delivery Transactions. (Both Portfolios). Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to a Portfolio if the value of the security declines prior to the settlement date.

      o Repurchase Agreements. (Both Portfolios). Each Portfolio may enter into repurchase agreements. In a repurchase transaction, a Portfolio buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, a Portfolio may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

      o Illiquid and Restricted Securities. (Both Portfolios). Under the policies established by the Company's Board of Directors, the Manager determines the liquidity of certain of the Portfolios' investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Portfolios will not invest more than 15% of their net assets in illiquid or restricted securities (excluding restricted securities eligible for resale to qualified institutional investors). The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Portfolio may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      o  Hedging.  (Both  Portfolios).  Each  Portfolio  may  write
(sell) exchange traded covered call
options on securities, securities indices and foreign currencies, in each case as a hedge against decreases in prices of existing portfolio securities or increases in prices of securities whose purchase is anticipated. The Portfolios may use covered call options for non-hedging purposes as described below.

      A Portfolio may, subject to its investment policies, sell or purchase covered call options and buy and sell futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures and writing covered calls, hedge a Portfolio's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures, tend to increase a Portfolio's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on a Portfolio's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities a Portfolio owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to a Portfolio for liquidity purposes or may be for defensive reasons, or to raise cash to distribute to shareholders. Hedging strategies entail special risks, described in "Investment Risks," above.

      o Futures. To hedge against changes in interest rates, securities prices or currency exchange rates, each Portfolio may, subject to its investment objectives and policies, purchase and sell various kinds of futures contracts. A Portfolio may also enter into closing purchase and sale transactions with respect to these contracts and options. Futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices.

      Each Portfolio may purchase and sell futures contracts on stock indices and sell options on such futures. The Total Return Portfolio may purchase and sell interest rate futures and sell options on such futures. In addition, each Portfolio that may invest in securities that are denominated in foreign currency may purchase and sell futures on currencies. A Portfolio will engage in futures and related options transactions only for bona fide hedging and non-hedging purposes as permitted in regulations of the Commodity Futures Trading
Commission. No Portfolio will enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

      o Covered Call Options. A Portfolio may write (that is, sell) call options on securities, indices and foreign currencies for hedging or non-hedging purposes and write call options on Futures for hedging purposes but only if they are "covered." This means a Portfolio owns the investment on which the call was written. Calls on Futures must be covered by securities or other liquid assets a Portfolio owns and segregates to enable it to satisfy its obligations if the call is exercised. When a Portfolio writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from a Portfolio at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Portfolio keeps the cash premium (and the investment). After a Portfolio writes a call, not more than 20% of the value of its total assets may be subject to calls.

      A Portfolio may sell covered call options that are traded on U.S. or foreign securities or commodity exchanges or which are issued by the Options Clearing Corporation. In the case of foreign currency options, they may be quoted by major recognized dealers in those options.

      o Forward Contracts. (Both Portfolios). Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Portfolio uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Portfolio has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. A Portfolio may also use "cross hedging," where the Portfolio hedges against changes in currencies other than the currency in which a security it holds is denominated. No Portfolio will speculate in foreign exchange.

      o Derivative Investments. (Both Portfolios). A Portfolio may not purchase or sell physical commodities; however, a Portfolio may purchase and sell foreign currency in hedging transactions.
The restriction against purchasing commodities shall not prevent a Portfolio from buying or selling futures contracts or from investing in securities or other instruments backed by physical commodities.

      Derivative investments may be used by a Portfolio in some cases for hedging purposes and in other cases to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered derivative investments, and other examples of derivatives are CMOs, stripped securities, asset-backed securities, structured notes and floating interest rate securities. Some of the special risks of derivatives are described in "Investment Risks," above.

      Index-linked or commodity-linked notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. A Portfolio may invest in debt exchangeable for common stock of an issuer or equity-linked debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

      o Temporary Defensive Investments. (Both Portfolios). When stock or bond market prices are falling or in other unusual economic or business circumstances, each Portfolio may invest substantially all of its assets in cash equivalents, cash, or short-term money market instruments for temporary defensive purposes.

Other   Investment   Restrictions.   The   Portfolios   have  other
investment restrictions which are
"fundamental" policies. A Portfolio cannot deviate from its other fundamental policies described in

"Investment   Objectives   and  Policies"  and  "Other   Investment
Techniques and Strategies" in the
Statement of Additional Information.

      o  Each Portfolio may not:

      o Borrow amounts in excess of 10% of the Portfolio's total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or make investments in portfolio securities while such outstanding borrowings exceed 5% of the Portfolio's total assets.

      o (a) Invest more than 5% of the Portfolio's total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government agency securities) of any one issuer (including repurchase agreements with any one bank); and (b) purchase more than either (i) 10% of the principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

      o Invest more than 25% of its assets in securities of issuers in any single industry, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (e.g., gas, gas transmission, electric or telephone) shall be considered a separate industry. This test shall be applied on a pro forma basis using the market value of all assets immediately prior to making any investment. (Each Portfolio subject to this restriction has undertaken to apply it to 25% or more of its assets.)

      Unless this Prospectus states that a percentage restriction applies continuously, it applies only at the time the Portfolio makes an investment, and the Portfolio need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Portfolio. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Portfolios Are Managed

Organization and History. The Company was organized in 1981 as a Maryland corporation. The
Company is an open-end management investment company. Organized as a series fund, the Company presently has seven diversified series, two of which are discussed in this Prospectus.

      The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee each Portfolio's activities, review its performance, and review the actions of the Manager. "Directors and Officers of the Portfolios" in the Statement of Additional Information names the Directors and officers of the Portfolios and provides more information about them. Although the

Company will not normally hold annual meetings of shareholders, the Company may hold shareholder meetings from time to time on important matters and call a meeting of shareholders upon proper request of all shareholders of the Company. The Directors may also take other action described in the Company's Articles of Incorporation. On matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. Separate votes by Portfolio are required for matters relating to all Portfolios but affecting the Portfolios differently. An insurance company issuing a variable contract for which shares of a Portfolio are held by the insurance company's separate account will vote the shares in accordance with applicable law, which currently requires the insurance company to request voting instructions from policy owners and to vote the shares in proportion to the voting instructions received. For more information, please refer to your insurance company's separate account prospectus.

      The Board of Directors has the power, without shareholder approval, to classify or reclassify unissued shares of the Company into additional series. Shares of each Portfolio currently consist of a single class and have equal rights as to voting, redemption, dividends and liquidation with respect to that Portfolio. Shares are freely transferrable. Please refer to "How the Portfolios are Managed" in the Statement of Additional Information for further information on voting of shares.

The Manager and Its Affiliates. The Portfolios are managed by the Manager, OppenheimerFunds, Inc., which supervises each Portfolio's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under separate Investment Advisory Agreements for each Portfolio which state the Manager's responsibilities. The Agreements set forth the fees paid by a Portfolio to the Manager, and describe the expenses that a Portfolio is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manage investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Company by the Manager, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Furthermore, their services may be impared at that time as a result of the interaction of their systems with the systems of other service providers whose systems cannot deal with the year 2000.

      o   Portfolio   Managers.   The   Manager   supervises   each
Portfolio's investment program and
regularly reviews the asset allocation among each Portfolio. The Portfolio Managers of each Portfolio are listed below.

                          Year
                          Became
Portfolio/Principal       Portfolio   Business Experience
Portfolio Manager         Manager     (last 5 years)
-------------------------------------------------------------------


Total Return Portfolio
Peter M. Antos,
C.F.A.                    1989        Principal  Portfolio  Manager
                                      of the Portfolio;
                                      Senior  Vice   President  and
                                      Portfolio Manager
                                      of the  Portfolios and of the
                                      Manager (since
                                      March,   1996);  Senior  Vice
                                      President of
                                      HarbourView Asset Management
                                      Corporation  ("HarbourView");
                                      portfolio
                                      manager of other  Oppenheimer
                                      funds;
                                      previously   Vice   President
                                      and Senior
                                      Portfolio            Manager,
                                      Equities-G.R. Phelps, a
                                      subsidiary   of   Connecticut
                                      Mutual Life
                                      Insurance             Company
                                      (1989-1996).

Michael C. Strathearn,
C.F.A.                    1988        Vice  President and Portfolio
                                      Manager of the
                                      Portfolio  and of the Manager
                                      (since March,
                                      1996);   Vice   President  of
                                      HarbourView;
                                      Portfolio  Manager  of  other
                                      Oppenheimer
                                      funds;      previously      a
                                      Portfolio Manager,
                                      Equities-Connecticut   Mutual
                                      Life Insurance
                                      Company (1988-1996).

      Stephen F. Libera,
C.F.A.                    1985        Vice  President and Portfolio
                                      Manager of the
                                      Portfolio  and of the Manager
                                      (since March
                                      1996);   Vice   President  of
                                      HarbourView;
                                      Portfolio  Manager  of  other
                                      Oppenheimer
                                      funds;     previously    Vice
                                      President and Senior
                                      Portfolio   Manager,    Fixed
                                      Income-G.R.
                                      Phelps 1985-1996).

Kenneth B. White,
C.F.A.                    1992        Vice  President and Portfolio
                                      Manager of the
                                      Portfolio   and  the  Manager
                                      since March,
                                      1996;   Vice   President   of
                                      HarbourView;
                                      Portfolio  Manager  of  other
                                      Oppenheimer
                                      funds;      previously      a
                                      Portfolio Manager,
                                      Equities-Connecticut   Mutual
                                      Life Insurance
                                      Company (1987-1996).

Arthur Zimmer             1996        Vice  President and Portfolio
                                      Manager of the
                                      Manager and Centennial  Asset
                                      Management
                                      Corporation;  an  officer  of
                                      other
                                      Oppenheimer funds.
-------------------------------------------------------------------

Growth Portfolio
Peter M. Antos,
C.F.A.                    1989        (see biographical data above)

Michael C. Strathearn,
C.F.A.                    1988        (see biographical data above)


Kenneth B. White,
C.F.A.                    1992        (see biographical data above)
-------------------------------------------------------------------


      o Fees and Expenses. Under separate Investment Advisory Agreements with each Portfolio, each Portfolio pays the Manager a monthly fee equal to a percentage of the Portfolio's average daily net assets as follows: For the Total Return Portfolio, the annual rates are: 0.625% of the average daily net assets up to $600 million and 0.45% of the average daily net assets over $600 million. For the Growth Portfolio, the annual rates are: 0.625% of the average daily net assets up to $300 million, 0.500% of the next $100 million and 0.450% of the average daily net assets over $400 million.

      During the fiscal year ended December 31, 1997, the management fees (computed on an annualized basis as a percentage of the net assets of the Portfolios as of the close of business each day) paid to the Manager and the total operating expenses as a percentage of average net assets of each Portfolio, were as follows:

Portfolio         Fees           Management Total         Operating
Expenses(1)
-------------------------------------------------------------------

Total Return      0.54%          0.55%
-------------------------------------------------------------------

Growth            0.53%          0.54%
-------------------------------------------------------------------

(1)This table does not reflect expenses that apply at the Account level or to related insurance products.

      Each Portfolio pays expenses related to its daily operations, such as custodian fees, certain Directors' fees, transfer agency fees, legal and auditing costs.
Those expenses are paid out of a

Portfolio's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreements and the other expenses paid by the Portfolios is contained in the Statement of Additional Information.

      There is also information about the Portfolios' brokerage policies and practices in "Brokerage Policies of the Portfolios" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Portfolios' portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreements to consider whether brokers have sold shares of the Portfolios or any other funds for which the Manager serves as investment adviser.

      o Shareholder Inquiries. Inquiries by policy owners for Account information are to be directed to the insurance company issuing the Account at the address or telephone number shown in the accompanying Account Prospectus.

Performance of the Portfolios

Explanation of Performance Terminology. Both Portfolios use the term "total return" to illustrate their performance. These returns measure the performance of a hypothetical account in a Portfolio over various periods, and do not show the performance of each shareholder's account (which will vary if shares are sold or purchased). A Portfolio's performance data may help you see how well your investment has done over time and to compare it to market indices. However, the performance data published by the Portfolios does not include expenses that apply at the Account level or to related insurance products which, if considered, would reduce such performance. Since shares of the Portfolios may be purchased through a variable contract, you should carefully review the prospectus of the insurance product you have chosen for information on charges and expenses.

      It is important to understand that a Portfolio's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare a Portfolio's performance. A Portfolio's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses.

      o Total Returns. There are different types of "total returns" used to measure a Portfolio's performance. Total return is the change in value of a hypothetical investment in a Portfolio over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show a Portfolio's actual year-by-year performance.

How Have the Portfolios Performed? Below is a discussion by the Manager of the Portfolios' performance during their last fiscal year ended December 31, 1997, followed by a graphical comparison of each Portfolio's performance to an appropriate broad-based market index.

Management's Discussion of Performance.

      o Total Return Portfolio. During the fiscal year ended December 31, 1997, both the stock and bond markets were relatively strong for much of the year despite recurrent volatility. The Portfolio's investments in financial services, technology and retail stocks were among its most successful investments during the year. The Portfolio experienced disappointing returns from its investments in electric utilities. The Portfolio's fixed-income investments performed well despite market volatility, due primarily to the Manager's decision to shift into some longer-maturity bonds to take advantage of declining inflation.

      o Growth Portfolio. During the fiscal year ended December 31, 1997, the Portfolio's positive performance was primarily affected by the economic growth in the stock markets. In particular, the Portfolio realized its greatest gains in the finance, technology and retail sectors. The Portfolio realized its most disappointing performance from its investments in utilities.

      Each Portfolio's portfolio holdings, allocations and strategies are subject to change.

      o Comparing each Portfolio's Performance to the Market. The charts below show the performance of hypothetical $10,000 investments in each Portfolio held until December 31, 1997. Performance information does not reflect charges that apply to separate accounts investing in the Portfolios. If these charges and expenses were taken into account, performance would be lower.

      Total Return Portfolio's performance is compared to the performance of the Merrill Lynch
Corporate & Government Master Index and S&P 500 Index. The Merrill Lynch Corporate & Government Master Index is a composite of Corporate and Government Master indices exclusive of pass-through securities and flower bonds. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The performance of Growth Portfolio is compared to the performance of the S&P 500 Index. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, a Portfolio's performance reflects the effect of that Portfolio's business and operating expenses.

      While index comparisons may be useful to provide a benchmark for a Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the securities in the one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Comparison of Change in Value of
$10,000 Hypothetical Investments in
Total Return Portfolio
Versus Merrill Lynch Corporate & Government Master Index and S&P 500 Index

[Graph comparing total return of Total Return Portfolio shares to performance of Merrill Lynch Corporate & Government Master Index and S&P 500 Index]

Average Annual Total Return at 12/31/97(1)

           1 year        5 years    10 years

           18.81%        13.21%     13.80%

(1) Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

                 Comparison of Change in Value of
                $10,000 Hypothetical Investments in
                         Growth Portfolio
                       Versus S&P 500 Index

[Graph comparing total return of Growth Portfolio shares to performance of S&P 500 Index]

Average Annual Total Returns at 12/31/97(1)


           1 year        5 years    10 years

           26.37%        20.12%     18.66%

(1) Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

Shares of each Portfolio are offered for purchase by insurance company Accounts as an investment medium for variable life insurance policies and variable annuity contracts, as described in the accompanying Account Prospectus. Charges and deductions made from purchase payments for variable contracts are stated in the current prospectus for those contracts. Shares of each Portfolio are offered at their respective offering price, which (as used in this Prospectus and the Statement of Additional Information) is net asset value (without a sales charge).

    All purchase orders are processed at the offering price next determined after receipt by the Company of a purchase order in proper form from an Account. The offering price (and net asset value) is determined as of the close of The New York Stock Exchange, which is normally 4:00 P.M., New York time, but may be earlier on some days. Net asset value per share of each Portfolio is determined by dividing the value of that Portfolio's net assets by the number of its shares outstanding. The sale of shares of a Portfolio will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Directors whenever the Board judges it in that Portfolio's best interest to do so. The Board of Directors has established procedures for valuing each Portfolio's securities. In general, those valuations are based on market value. Further details are in "About Your Account-How to Buy Shares" in the Statement of Additional Information.

How to Sell Shares

Because shares of the Portfolios are held by insurance company Accounts, and not directly by investors, you should refer to the prospectus of your insurance company's Account for information on how to redeem shares of a Portfolio held for your policy or contract. Payment for shares tendered by an Account for redemption is made ordinarily in cash and forwarded within seven days after receipt by the Company's transfer agent, OppenheimerFunds Services (the "Transfer Agent"), of redemption instructions in proper form from an Account, except under unusual circumstances as determined by the Securities and Exchange Commission. The redemption price will be the net asset value next determined after the receipt by the Transfer Agent of a request in proper form. The market value of the securities in the portfolio of the Portfolios is subject to daily fluctuations and the net asset value of the Portfolios' shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the original cost.

Dividends, Capital Gains and Taxes

    o Dividends of the Portfolios.

    Each Portfolio intends to pay out all of its net investment income and net realized capital gains, if any, on an annual basis. The Portfolios distribute their dividends, if any, each year on a date set by the Board of Directors. Normally, net realized capital gains, if any, are distributed annually for the

Portfolios. Such income and capital gains are reinvested in additional shares of the Portfolios. Each Portfolio makes dividend and capital gain distributions on a per-share basis. After every distribution from each of these Portfolios, the Portfolio's share price drops by the amount of the distribution. Since dividends and capital gain distributions are reinvested, the total value of an account will not be affected by such distributions because, although the shares will have a lower price, there will be correspondingly more of them.

    o Tax Treatment to the Account as Shareholder. The portion of distributions attributable to the excess of a Portfolio's net long-term capital gain over its net short-term capital loss is generally characterized as long-term capital gain. The tax treatment of such dividends and distributions to an Account depends on the tax status of and the tax rules applicable to that Account, concerning which you should consult the prospectus of your insurance company's separate account. It is expected that shares of the Portfolios will be held by life insurance company separate accounts that fund variable contracts. Under current Federal tax law, dividends and capital gains distributions paid by any Portfolio to reserves for a variable contract are not currently taxable.

     o Tax Status of the Portfolios. If each Portfolio qualifies as a "regulated investment company" under the Internal Revenue Code, that Portfolio will not be liable for Federal income taxes on amounts paid as dividends and distributions in accordance with the Code's requirements. The Portfolios did qualify during their last fiscal year and the Company intends that they will qualify in current and future years. Each Portfolio also intends to follow certain portfolio diversification requirements under the Internal Revenue Code so that Accounts investing in the Portfolios may satisfy the tax diversification requirements to which they are subject. The above discussion relates solely to Federal tax laws. This discussion is not exhaustive and a qualified tax adviser should be consulted if you have any questions about the tax effects of your investment through a variable contract.

                            APPENDIX A

       Description of Ratings Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

    Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

    A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

    Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa:   Bonds  rated  "Caa" are of poor  standing  and may be in
default or there may be present
elements of danger with respect to principal or interest.

    Ca: Bonds   rated   "Ca"   represent   obligations   which  are
speculative in a high degree and are often in default or have other marked shortcomings.

    C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

    AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest. AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

    A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

    BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

    BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Panorama Series Fund, Inc.
6803 South Tucson Way
Englewood, Colorado 80112
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Bank of New York
90 Washington Street
New York, NY 10206

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Portfolios, OppenheimerFunds, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

Panorama Series Fund, Inc.

Prospectus Dated May 1, 1998

Panorama Series Fund, Inc. (referred to in this Prospectus as the "Company") is an open-end investment company consisting of seven separate series, three of which are described in this Prospectus. Each series is referred to as a "Portfolio" or "LifeSpan Portfolio" and collectively, as the "Portfolios" or "LifeSpan Portfolios". Shares of the Portfolios are offered through certain variable annuity or variable life insurance contracts by insurance companies.

LifeSpan Capital Appreciation Portfolio ("Capital Appreciation Portfolio") seeks long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

LifeSpan Balanced Portfolio ("Balanced Portfolio") seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

LifeSpan Diversified Income Portfolio ("Diversified Income Portfolio") seeks high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds.

      Shares of the Company's Portfolios are offered as investment vehicles for the variable annuity or variable life insurance contracts offered through separate accounts of insurance companies (these are referred to as "Accounts"). Shares of the Portfolios cannot be purchased directly by investors. The term "shareholder" in this Prospectus refers only to the insurance companies issuing the variable contracts. The interests of contract owners with respect to shares of a Portfolio held for their contracts are subject to the terms of the contract and the prospectus for your insurance company's separate accounts, which you as a contract holder or prospective contract holder should read carefully.

      This Prospectus explains concisely what you should know before investing in the Portfolios. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about each Portfolio in the May 1, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Portfolios' Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Portfolios are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES   AND  EXCHANGE   COMMISSION   NOR  HAS  THE  COMMISSION
PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

ABOUT THE PORTFOLIOS
Overview of the Portfolios....................................3
Financial Highlights..........................................3
Investment Objectives and Policies............................8
LifeSpan Portfolios...........................................8
Investment Risks..............................................11
Investment Techniques and Strategies..........................12
How the Portfolios Are Managed................................17
Performance of the Portfolios.................................19
ABOUT YOUR ACCOUNT
How to Buy Shares.............................................23
How to Sell Shares............................................23
Dividends, Capital Gains and Taxes............................23
Appendix A: Description of Ratings Categories of Ratings ServiA-1

ABOUT THE PORTFOLIOS

Overview of the Portfolios

Some of the important facts about the Portfolios are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing. Keep the Prospectus for reference after you invest.

      o What Are the Portfolios' Investment Objectives? LifeSpan Capital Appreciation Portfolio ("Capital Appreciation Portfolio") seeks long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. LifeSpan Balanced Portfolio ("Balanced Portfolio") seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks. LifeSpan Diversified Income Portfolio ("Diversified Income Portfolio") seeks high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds.

      o  What  Do  the   Portfolios   Invest   In?  To  seek  their
respective investment objectives, the
Portfolios invest as follows. LifeSpan Capital Appreciation Portfolio primarily invests in stocks. LifeSpan Balanced Portfolio primarily invests in stocks and bonds with a slightly stronger emphasis on stocks. LifeSpan Diversified Income Portfolio primarily invests in bonds. These investments are more fully explained for each Portfolio in "Investment Objectives and Policies," starting on page 8.

      o Who Manages the Portfolios? The Portfolios'investment adviser is OppenheimerFunds, Inc. (the "Manager"), which (including a subsidiary) advises
investment  company   portfolios  having  over  $75  billion  in  assets.   Each
Portfolio's portfolio manager is primarily responsible for the selection of securities of that Portfolio. The portfolio managers are as follows: for
LifeSpan Capital Appreciation Portfolio, LifeSpan Balanced Portfolio, and LifeSpan Diversified Income Portfolio, (the Manager) Peter M. Antos, CFA, Michael C.
Strathearn, CFA, Stephen F. Libera,
CFA,  Kenneth B. White,  CFA,  (Babson-Stewart)  James W. Burns and
John G.L. Wright, (Pilgrim
Baxter)  Gary L.  Pilgrim,  CFA and Michael D. Jones,  CFA and (BEA
Associates) Richard J.
Lindquist.  The Manager is paid an advisory fee by each  Portfolio, based on its assets.  The
Company's  Board of Directors,  elected by  shareholders,  oversees the investment adviser and the
portfolio  manager  and  subadviser.   Please  refer  to  "How  The
Portfolios Are Managed," starting on
page 17 for more information about the Manager and Subadvisers and their fees.

      o How Risky Are The Portfolios? While different types of investments have risks that differ in type and magnitude, all investments carry risk to some degree. Changes in overall market movements or interest rates, or factors affecting a particular industry or issuer, can affect the value of the Portfolios' investments and their price per share. Equity investments are generally subject to a number of risks including the risk that values will fluctuate as a result of changing expectations for the economy and individual issuers, and stocks which are small to medium size in capitalization may fluctuate more than large capitalization stocks. For both equity and income investments, foreign investments are subject to the risk of adverse currency fluctuation and additional risks and expenses in comparison to domestic investments. In comparing levels of risk among the Portfolios that invest to some degree in equities, Capital Appreciation Portfolio is the most volatile followed by the Balanced Portfolio. The LifeSpan Diversified Income Portfolio invests in fixed-income investments which are generally subject to the risk that values will fluctuate with interest rates and inflation, with lower-rated fixed-income investments being subject to a greater risk that the issuer will default in its interest or principal payment obligations.

      While the Manager and Subadvisers try to reduce risks by diversifying investments, by carefully researching securities before they are purchased and in some cases, the use of hedging techniques, there is no guarantee of success in achieving a Portfolio's objective. Please refer to "Investment Risks" starting on page 11 for a more complete discussion of the types of securities the Portfolios purchase.

      o How Can I Buy or Sell Shares? Shares of each Portfolio are offered for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts. Account owners should refer to the accompanying Account Prospectus on how to buy or sell shares of the Portfolios.

      o How Have the Portfolios Performed? All of the Portfolios may measure their performance by quoting average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The performance of all the Portfolios can also be compared to broad market indices, which we have done starting on page 21. Please remember that past performance does not guarantee future results.

Financial Highlights

The tables on the following pages present selected financial information about the Portfolios, including per share data and expense ratios and other data based on each Portfolio's respective average net assets. The information for the Portfolios has been audited by Deloitte & Touche LLP, the Company's independent auditors, whose report for the Company's fiscal year ended December 31, 1997 is included in the Statement of Additional Information. Prior to and including the year ended December 31, 1995, the financial statements of the Portfolios were audited by other auditors. Additional information about the performance of the Portfolios is contained in the Company's 1997 Annual Report which may be obtained without charge by calling or writing the Company at the telephone or address on the back cover.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--LIFESPAN DIVERSIFIED INCOME PORTFOLIO


                                                          YEAR ENDED DECEMBER 31,
                                                          1997             1996(2)         1995(1)
==================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                        $1.10            $1.04           $1.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         .06              .06             .02
Net realized and unrealized gain                              .07              .01             .04
                                                            -----            -----           -----
Total income from investment operations                       .13              .07             .06
--------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.05)            (.01)           (.02)
Distributions from net realized gain                           --(3)            --              --
                                                            -----            -----           -----
Total dividends and distributions to shareholders            (.05)            (.01)           (.02)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                              $1.18            $1.10           $1.04
                                                            =====            =====           =====
==================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                         12.51%            6.93%           5.69%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $34,116          $25,274         $21,176
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $28,503          $22,854         $20,364(5)
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                        5.88%            5.84%           5.11%(6)
Expenses                                                     0.86%(7)         1.07%           1.50%(6)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                   34.0%            80.4%           41.2%(6)
Average brokerage commission rate(9)                      $0.0690          $0.0678              --

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995. 2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 3. Less than $0.005 per share. 4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 5. This information is not covered by the auditors' opinion. 6. Annualized. 7. The expense ratio reflects the effect of expenses paid indirectly by the Fund. 8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $13,442,623 and $8,641,643, respectively. 9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--LIFESPAN BALANCED PORTFOLIO


                                                        YEAR ENDED DECEMBER 31,
                                                        1997          1996(2)        1995(1)
=============================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                      $1.18         $1.05           $1.00
---------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       .04           .03             .01
Net realized and unrealized gain                            .10           .11             .05
                                                          -----         -----           -----
Total income from investment operations                     .14           .14             .06
---------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.03)         (.01)           (.01)
Distributions from net realized gain                       (.01)           --              --
                                                          -----         -----           -----
Total dividends and distributions to shareholders          (.04)         (.01)           (.01)
---------------------------------------------------------------------------------------------
Net asset value, end of period                            $1.28         $1.18           $1.05
                                                          =====         =====           =====
=============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                       12.20%        13.38%           6.08%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $68,693       $51,336         $35,467
---------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $59,388       $41,847         $33,925(4)
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      3.44%         3.34%           3.08%(5)
Expenses                                                   0.97%         1.17%           1.50%(5)
---------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                 57.3%         69.7%           39.7%(5)
Average brokerage commission rate(7)                    $0.0367       $0.0025              --

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995. 2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 4. This information is not covered by the auditors' opinion. 5. Annualized. 6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $42,727,285 and $30,915,461, respectively. 7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the per-share prices of many non-U.S. securities.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--LIFESPAN CAPITAL APPRECIATION PORTFOLIO


                                                        YEAR ENDED DECEMBER 31,
                                                        1997           1996(2)        1995(1)
=============================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                      $1.24         $1.06           $1.00
---------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       .03           .02             .01
Net realized and unrealized gain                            .12           .17             .06
                                                          -----         -----           -----
Total income from investment operations                     .15           .19             .07
---------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.01)         (.01)           (.01)
Distributions from net realized gain                       (.03)           --              --
                                                          -----         -----           -----
Total dividends and distributions to shareholders          (.04)         (.01)           (.01)
---------------------------------------------------------------------------------------------
Net asset value, end of period                            $1.35         $1.24           $1.06
                                                          =====         =====           =====
=============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                       12.53%        17.97%           6.65%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $61,379       $41,994         $26,768
---------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $51,473       $33,109         $25,460(4)
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      2.36%         1.92%           1.73%(5)
Expenses                                                   0.99%         1.30%           1.50%(5)
---------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                 65.8%         70.7%           38.7%(5)
Average brokerage commission rate(7)                    $0.0372       $0.0028              --

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995. 2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 4. This information is not covered by the auditors' opinion. 5. Annualized. 6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $42,328,007 and $30,095,785, respectively. 7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the per-share prices of many non-U.S. securities.

Investment Objectives and Policies

The investment objective and the principal types of securities each Portfolio invests in are described in this section. The investment risks of these types of investments are discussed in the next section, entitled "Investment Risks," followed by an explanation of the characteristics of the types of securities and strategies each Portfolio uses, in "Investment Techniques and Strategies." Appendix A contains a description of the ratings categories of certain national ratings organizations that relate to debt securities that certain Portfolios invest in.

The LifeSpan Portfolios. The Portfolios are asset allocation funds that seek to achieve their objectives by allocating their assets between two broad classes of investments-stocks and bonds. The stock class includes equity securities of all types and the bond class includes a variety of fixed income investments. Within those broad classes are investment components among which the Portfolio's assets are further allocated. The three LifeSpan Portfolios are:

      LifeSpan Capital Appreciation Portfolio which seeks long-term capital appreciation (current income is not a primary consideration);

      LifeSpan Balanced Portfolio which seeks a blend of capital appreciation and income; and

      LifeSpan Diversified Income Portfolio which seeks high current income with opportunities for capital appreciation.

      Allocating assets among different types of investments allows each Portfolio to take advantage of a greater variety of opportunities than funds that invest in only one investment class, but also subjects the Portfolio to the risks of those types of investments.
The general risks of stock and fixed
income investments are discussed in "Investment Risks," below.

      The  Manager  has the  ability to  allocate a  Portfolio's  assets  within specified ranges. A Portfolio's normal allocation indicates the benchmark for its combination of investments in each asset class over time. As market and economic conditions change, however, the Manager may adjust the asset mix between the stock and bond classes within a normal asset allocation range as long as the relative risk and return characteristics of the respective Portfolios remain distinct and each Portfolio's investment objective is preserved. The Manager will review normal allocations between the stock and bond classes quarterly and, if necessary, will rebalance the investment allocation at that time. Additional adjustments may be made at any time if in the judgment of the Manager an asset allocation shift of 5% or more appears warranted.

      o The Portfolio Components. The Manager will diversify each LifeSpan Portfolio's stock investments among four stock components: international stocks, value/growth stocks, growth and income stocks and small-capitalization growth stocks ("small-cap" stocks). Each stock component is also permitted to invest a portion of its assets in bonds when the Manager or relevant Subadviser determines that increased flexibility in portfolio management is desirable to enhance the potential for appreciation or income. The Manager will diversify a Portfolio's bond investments among three bond components: government and corporate bonds, high yield/high risk bonds (also called "junk bonds") and short-term bonds. There is no requirement that the Manager allocate a Portfolio's assets among all stock or bond components at all times. These stock and bond components have been selected because the Manager believes that this additional level of asset diversification will provide each Portfolio with the potential for higher returns with lower overall volatility. Each Portfolio's normal allocation and potential range of allocations are shown in the chart below.

-------------------------------------------------------------------

                       Capital                      Diversified
                     Appreciation     Balanced        Income
                      Portfolio       Portfolio      Portfolio
-------------------------------------------------------------------
-------------------------------------------------------------------
-------------------------------------------------------------------
-------------------------------------------------------------------


Asset Classes and    Normal         Normal          Normal
Components           AllocationRangeAllocationRange AllocationRange
-------------------------------------------------------------------

Stocks                 80%70-90%       60%50-70%      25%15-35%
-------------------------------------------------------------------

  International        20%15-25%       15% 5-20%       0%    0%
-------------------------------------------------------------------

  Value/Growth         20%15-30%       15%10-25%       0%    0%
-------------------------------------------------------------------

  Growth/Income        20%15-30%       15%10-25%      25%15-35%
-------------------------------------------------------------------

  Small Cap            20%15-25%       15% 5-20%       0%    0%
-------------------------------------------------------------------

Bonds                  20%10-30%       40%30-50%      75%65-85%
-------------------------------------------------------------------

  Government/Corporate10%   5-15%      15%10-25%      35%30-45%
-------------------------------------------------------------------

  High Yield/High Risk Bonds 10% 5-15% 15%5-20%      15%  5-20%
-------------------------------------------------------------------

  Short Term Bonds            0%  0%        10% 5-20%       25%15-30%
-------------------------------------------------------------------



      All percentage limitations are applied at the time of purchase of a security. The Manager may rebalance the asset allocations quarterly to realign them in response to market conditions. Once the Manager has determined the weighting of the stock and bond asset classes and the components of each LifeSpan Portfolio, the Manager or the relevant subadviser will then select the individual securities to be included in each component.

      o Subadvisers. The Manager has engaged three subadvisers (each is referred to as a "Subadviser" and together they are referred to as the "Subadvisers") to manage a portion of the assets of the LifeSpan Portfolios. Each Subadviser manages the portion of a Portfolio's assets invested in the particular component assigned to it by the Manager. The Manager has assigned the management of the components as follows:


Subadviser                          Portfolio Component
Babson-Stewart                      International Stocks
Pilgrim Baxter & Associates, Ltd.   Small Cap Stocks
BEA Associates                      High Yield/High Risk Bonds

      The Manager manages the remaining components using its own investment management personnel. See "How the Portfolios are Managed" below for additional information.

      o Stock Investments. Each LifeSpan Portfolio will invest the portion of its assets which are allocated to stock investments among four components each of which invests principally in equity securities. Each component differs with respect to investment criteria and characteristics as described below.

      o  International  Component.  This  component  seeks  long-term  growth of capital primarily through a diversified portfolio of marketable international equity securities. The investments in the international component normally will be allocated among several countries. In addition, up to 25% of the assets in this component may be invested in stocks and bonds of companies based in emerging countries. The component's assets generally will be invested in equity securities of seasoned companies that are listed on foreign stock exchanges and which are considered to have attractive characteristics as to profitability, growth and financial resources. "Seasoned" companies are those known for the quality and acceptance of their products or services and for their ability to generate profits. There are no issuer capitalization limits on investments. Stocks will be selected based on a number of criteria, including fundamental and valuation analysis, but investments are not based on the integration of any particular analytical disciplines. Consistent with the provisions of the Investment Company Act, the component's assets may be invested in the securities of closed-end investment companies that invest in foreign securities. A portion of the international component's investments may be held in corporate bonds and government securities of foreign issuers and cash and short-term instruments. The special risks of investing in foreign securities and in emerging markets are described in "Investment Risks," below.

      o Value/Growth Component. This component seeks to achieve long-term growth of capital primarily through investments in common stocks with both low price-earnings ratios and better than anticipated earnings. Realization of current income is not a primary consideration. Stocks with low price-earnings ratios and the potential for favorable earnings surprises are identified by the Manager, which then uses fundamental securities analysis to select individual stocks for purchase. When the price earnings ratio of a stock held by the value/growth component moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, the Manager may consider selling the stock. Up to 15% of the component's assets may be invested in stocks of foreign issuers that generally have a substantial portion of their business in the United States, and in American Depository Receipts (ADRs) for foreign stocks. A portion of the component's assets may be held in cash and in short-term investments.

      o Growth/Income Component. This component seeks to enhance the Portfolio's total return through capital appreciation and dividend income primarily from investments in common stocks with low price-earnings ratios, better-than-anticipated earnings and better-than-market-average dividend yields. Stocks with low price-earnings ratios (for example, below the price-earnings ratio of the S&P 500 Index), the potential for favorable earnings surprises and above-average yields are identified by the Manager, which then uses fundamental securities analysis to select individual stocks for this component. When the price-earnings ratio of a stock held by the component moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, or when the yield drops significantly below the market yield, normally that stock will be sold. Up to 15% of the component's assets may be invested in stocks of foreign issuers that generally have a substantial portion of their business in the United States, and in ADRs. A portion of the component's investments may be held in investment grade or below investment grade convertible securities, corporate bonds and U.S. Government securities, cash and short-term instruments.

      o Small Cap Component. This component seeks long-term growth of capital primarily through investments in stocks of companies with relatively small market capitalization, typically between $250 million to $1.5 billion. Capitalization is the aggregate value of a company's stock, or its price per share times the number of shares outstanding. Current income is a secondary consideration. When selecting individual securities for the component's portfolio, the Subadviser seeks companies that have an outlook for strong growth in earnings and the potential for significant capital appreciation, particularly in industry segments that are experiencing rapid growth. Securities will be sold when the Subadviser believes that anticipated appreciation is no longer probable and that alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. A portion of the component's investments may also be held in cash and short-term instruments.

      o Bond Investments. Each LifeSpan Portfolio will invest those assets which are allocated to the bond class among three components, each of which invests in an array of fixed-income securities as described below:

      o Government/Corporate Component. This component seeks current income and the potential for capital appreciation primarily through investments in fixed-income debt securities, including investment grade corporate debt obligations of U.S. and foreign issuers and securities issued by the U.S. Government and its agencies and instrumentalities or by foreign governments. Although the component may invest in securities with maturities across the entire slope of the yield curve, including long bonds (having maturities of 10 or more years), intermediate notes (with maturities of 3 to 10 years) and short term notes (with maturities of 1 to 3 years), the Manager expects that normally the component will have an intermediate average maturity and duration. The Manager may take into account prepayment features when determining the maturity of an investment. The Manager's investment strategy includes the purchase of bonds that are underpriced relative to other debt securities having similar risk profiles. The Manager evaluates a broad array of factors, including maturity, creditworthiness, cash flow certainty and interest rate volatility, and compares yields in relation to trends in the economy, the financial and commodity markets and prevailing interest rates. The component may also invest a portion of its assets in cash and short-term instruments.

      o High Yield/High  Risk Bond Component.  This component seeks to earn as high a level of
current  income as is  consistent  with the risks  associated  with high yield investments. The component's
assets  are  invested  primarily  in bonds  that are rated  "BB" or lower by Standard & Poor's or "Ba" or
lower  by  Moody's  or   comparable   ratings   from  other  rating
organizations, or, if not rated, that are deemed by the Subadviser to be of comparable quality to rated securities in those categories. These are commonly referred to as "junk bonds." This component may invest in bonds that are in default. Bonds in default are not making interest or principal payments on the date due. The Subadviser employs an active sector rotational style utilizing all sectors of the high yield market, with an emphasis on diversification to control risk. The Subadviser typically favors higher quality companies in the non-investment grade market, senior debt over junior debt, and secured over unsecured investments. The Subadviser screens individual securities for such characteristics as minimum yield and issue size, issue liquidity and financial and operational strength. In-depth credit research is then conducted to arrive at a core group of securities within the high yield universe for the component. Continuous credit monitoring and adherence to sell disciplines associated with both price appreciation and depreciation are utilized to seek the overall yield and price objectives of the component. The component may also invest a portion of its assets in cash and short-term instruments. The special risks of investing in below investment grade securities are described in "Investment Risks," below.

      o Short-Term Bond Component. (All Portfolios except Capital Appreciation Portfolio) This component seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in debt obligations of U.S. and foreign issuers and securities issued by the U.S. Government and its agencies and instrumentalities and by foreign governments. This component invests primarily in fixed-income securities generally maturing within five years of the date of purchase, or in securities having prepayment or similar features which, in the view of the Manager, give the instrument a remaining effective maturity of up to five years. It is anticipated that the average dollar weighted maturity of the component will generally range between two and three years. The Manager's investment management process incorporates analysis of an issuer's debt service capability, financial flexibility and liquidity, as well as the fundamental trends and the outlook for an issuer and its industry. Credit risk management is also an important factor. The Manager conducts credit research, and carefully selects individual issues. The Manager attempts to broadly diversify portfolio holdings by industry sector and issuer. The Manager believes that determination of an issuer's attractiveness relative to alternative issues and valuations within the marketplace are important considerations in its investment decision-making. The component may also invest a portion of its assets in cash and money market securities.

Can a Portfolio's Investment Objective and Policies Change? Each Portfolio has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, a Portfolio uses certain investment techniques and strategies in carrying out those investment policies. A Portfolio's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." Each Portfolio's investment objective is not a fundamental policy. Portfolio shareholders will be given 30 days' advance written notice of a change to a Portfolio's investment objective.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of a Portfolio's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares
(and this term is explained in the
Statement  of  Additional  Information).  The  Company's  Board  of
Directors may change a Portfolio's
non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Portfolio Turnover. "Portfolio Turnover" describes the rate at which the Portfolio traded its portfolio securities during its last fiscal year. For example, if a Portfolio sold all of its securities during the year, its portfolio turnover rate would have been 100%.
 Portfolio turnover affects
brokerage costs the Portfolio pays. While short-term trading increases portfolio turnover and may increase the Portfolios' transaction costs, the Portfolios incur little or no brokerage costs for U.S. Government and most fixed income securities. The Financial Highlights tables above show each Portfolio's turnover rates during prior fiscal years.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk"), or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed income investment to pay interest and repay principal (this is referred to as "credit risk."). These general investment risks, and the special risks of certain types of investments that some of the Portfolios may hold are described below. They affect the value of a Portfolio's investments, its investment performance, and the price of its shares. These risks collectively form the risk profile of a particular Portfolio. Certain of the Portfolios are more aggressive than others, and therefore entail more risk.

      While the Manager (and Subadvisers in the applicable Portfolios) try to reduce risks by diversifying investments, by carefully researching securities before they are purchased for a Portfolio, and in some cases by using hedging techniques, there is no assurance that the Portfolios will achieve their investment objectives, and when shares of a Portfolio are redeemed, they may be worth more or less than their original cost.

      o Stock Investment Risks. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect a Portfolio's net asset values per share, which will fluctuate as the values of the portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. Each Portfolio attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of a Portfolio's assets in any one company. Small cap stocks may be more volatile than those of more highly capitalized issuers.

      o Risks of Debt Securities. Debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by a Portfolio mean that the Portfolio's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Portfolio's investments in debt securities. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds are subject to greater credit risk than higher-rated bonds. See "Special Risks of Investing in Lower-Grade Securities," below.

      o Special Risks of Investing in Lower-Grade Securities. Each Portfolio can invest in high-yield, below investment grade debt securities (including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds." They generally offer higher income potential than investment grade securities. Lower-grade securities have a rating below "BBB" by Standard & Poor's or "Baa" by Moody's or similar ratings by other domestic or foreign rating organizations, or they are not rated by a nationally-recognized rating organization, but the Manager judges them to be comparable to lower-rated securities. Each Portfolio may invest in securities rated as low as "D" by Standard & Poor's or "C" by Moody's or other rating services. Appendix A to this Prospectus describes the rating categories of Moody's and Standard & Poor's.

      All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described below. Further, a decline in the high-yield bond market is likely during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield securities and adversely affect the value of outstanding securities and the ability of issuers to repay principal and interest. These risks mean that a Portfolio may not achieve the expected income from lower-grade securities, and that a Portfolio's net asset value per share may be affected by declines in value of these securities.

      o Foreign Securities Have Special Risks. There are special risks in investing in foreign securities and in securities issued by companies and governments located in emerging market countries. Because each Portfolio may purchase securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of those foreign securities. Foreign issuers are not required to use generally-accepted accounting principles that apply to U.S. issuers. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      In addition, it is generally more difficult to obtain court judgements outside the U.S. if a Portfolio were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

      o Special  Risks of Investing in Emerging  Market  Countries.
The Portfolios' definition
of "emerging countries" includes any country that is defined as an emerging or developing economy by the International Bank for Reconstruction and Development, the International Finance Committee, the United Nations or its authorities, or the MSCI Emerging Markets Index. Investments in emerging market countries may involve risks in addition to those that generally apply to investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, so that a Portfolio might not receive principal and/or income on a timely basis and its net asset values could be affected. Emerging market countries may have smaller, less well-developed markets and exchanges; there may be a lack of liquidity for emerging market securities. Interest rates and foreign currency exchange rates may be more volatile than in more developed markets. Sovereign limitations on foreign investments may be more likely to be imposed. There may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

      o Hedging Instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management.
If the Manager or a Subadviser uses
a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Portfolio's return. A Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of a Portfolio's income and distributions. There are also special risks in particular hedging strategies. For example, if a covered call written by a Portfolio is exercised on an investment that has increased in value, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. A Portfolio could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.
These risks are described in greater detail in the Statement of Additional Information.

      o  There  are  special   risks  in  investing  in  derivative
investments. The Portfolios may invest
in  different  types  of  derivatives.  In  general,  a  derivative investment is a specially designed investment
whose   performance  is  linked  to  the   performance  of  another
investment or security, such as an option, future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, might not perform the way the Manager or relevant Subadviser expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager or relevant Subadviser. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that a Portfolio will realize less principal or income from the investment than expected. Certain derivative investments held by a Portfolio may be illiquid. Please refer to "Illiquid and Restricted Securities."

Investment Techniques and Strategies

The Portfolios may use the investment techniques and strategies described below, each of which involves certain risks. The Statement of Additional Information contains more detailed information about these practices, including limitations on their use that may help to reduce some of the risks.

      o Foreign Securities. (All Portfolios). The Portfolios may purchase securities issued or guaranteed by foreign companies or foreign governments, including government agencies. The
Portfolios may purchase securities of companies in any country, developed or under-developed.

      o ADRs, EDRs and GDRs. (All Portfolios). ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. To the extent a Portfolio acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond in a timely manner to corporate actions such as stock splits or rights offerings involving the foreign issuer. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      o Convertible Securities (All Portfolios). Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds. The Manager generally analyzes these investments from the perspective of the growth potential of the underlying stock and treats them as "equity substitutes."

      o Debt  Securities.  (All  Portfolios).  Each  Portfolio  may
purchase a variety of debt
securities.  Debt securities  include  corporate debt  obligations,
U.S. Government securities,
mortgage-backed and asset-backed securities, adjustable rate securities, "stripped" securities, custodial receipts for Treasury certificates, zero coupon bonds, equipment trust certificates, loan participation notes, structured notes and money market instruments. The issuer of a debt security normally pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Debt securities have varying degrees of credit quality and respond differently to changes in interest rates.

      Some debt securities, such as zero coupon bonds, do not pay interest but are purchased at a discount from their face value. However, they accrue income for tax and accounting purposes, which must be distributed to shareholders. Because no cash is received by a Portfolio at such accrual periods, the Portfolio may be required to liquidate other securities to meet distribution requirements.

      o  U.S.  Government   Securities.   (All  Portfolios).   U.S.
Government Securities include debt
securities issued by the U.S. Government, or its agencies and instrumentalities. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA") are supported by the full faith and credit of the U.S. Government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest.

      GNMA  certificates  are  one  type  of  mortgage-related  U.S.  Government
Securities in which a Portfolio may invest. Other mortgage-related U.S. Government Securities the Portfolios invest in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("FHLMC"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("FNMA") or the Student Loan Marketing Association and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

      The value of U.S. Government Securities will fluctuate until they mature depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when a Portfolio holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained below, under "Hedging."

      o Collateralized Mortgage Obligations. (All Portfolios). Collateralized mortgage obligations ("CMOs") generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of the interest and principal generated by the pool of mortgages relating to the CMOs are passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.

      Certain CMOs are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "principal-only" or "P/O" security) and the other which receives some or all of the interest (and is known as an "interest-only" or "I/O" security). P/Os and I/Os are generally referred to as "derivative investments," discussed further below. The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, a Portfolio will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, a Portfolio might receive back less than its investment. The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

      Private-issuer stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, most private-issuer stripped securities may be deemed "illiquid." If a Portfolio holds illiquid stripped securities, the amount it can hold will be subject to the Portfolio's investment policy limiting investments in illiquid securities to 15% of the Portfolio's net assets.

      o Asset-backed Securities. (All Portfolios). Asset-backed securities represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as one of the Portfolios. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value.
These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

      o Inverse Floating Rate Instruments. (All Portfolios). Inverse floating rate debt instruments ("inverse floaters") include leveraged inverse floaters and inverse floating rate mortgage-backed securities, such as inverse floating rate "interest only" stripped mortgage-backed securities. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

      o Structured Notes (All Portfolios). A structured note is a debt security having an interest rate or principal repayment requirement based on the performance of a benchmark asset or market, such as stock prices, currency exchange rates and commodity prices. They provide exposure to the benchmark market while fixing the maximum loss if the market does not perform as expected. Depending on the terms of the note, a Portfolio could forego all or part of the interest and principal that would be payable on a comparable conventional note, and the Portfolio's loss could not exceed that amount.

      o Eurodollar and Yankee Dollar Bank Obligations. (All Portfolios). The Portfolios may also invest in obligations of foreign branches of U.S. banks referred to as Eurodollar obligations and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investment in securities of U.S. banks.

      o Short-term Debt Securities. (All Portfolios). Each Portfolio may invest in high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; bank participation certificates; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings and loan associations. When the Manager believes it appropriate for temporary defensive purposes or for liquidity purposes, each Portfolio may hold cash or invest without limit in money market instruments.

      o  Warrants  and  Rights.  (All  Portfolios).   Warrants  are
options to purchase stock at set
prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. A Portfolio may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants a Portfolio has acquired as part of units with other securities or that are attached to other securities. No more than 2% of a Portfolio's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange.

      o  Small,  Unseasoned  Companies.   (All  Portfolios).   Each
LifeSpan Portfolio may invest no
more  than  5%  of  its  total  assets  in   securities  of  small,
unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors.
Securities of these companies may have limited liquidity (which means that a Portfolio may have difficulty selling them at an acceptable price when it wants
to) and the price of these securities may be volatile.

      o Loans of Portfolio Securities. (All Portfolios). To attempt to increase its income or raise cash for liquidity purposes, each Portfolio may lend its portfolio securities, in transactions other than repurchase agreements, to brokers, dealers and other financial institutions. A Portfolio must receive collateral for a loan. As a matter of non-fundamental operating policy, the Manager limits such loans to 10% of the Portfolio's total assets, and such loans are subject to other conditions described in the Statement of Additional Information.

      o "When-Issued" and Delayed Delivery Transactions. (All Portfolios). Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to a Portfolio if the value of the security declines prior to the settlement date.

      o Repurchase Agreements. (All Portfolios). Each Portfolio may enter into repurchase agreements. In a repurchase transaction, a Portfolio buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, a Portfolio may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

      o Illiquid and Restricted Securities. (All Portfolios). Under the policies established by the Company's Board of Directors, the Manager determines the liquidity of certain of the Portfolios' investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Portfolios will not invest more than 15% of their net assets in illiquid or restricted securities (excluding restricted securities eligible for resale to qualified institutional investors). The Manager monitors holdings of illiquid securities on an ongoing basis and at times a Portfolio may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      o  Hedging.  (All  Portfolios).   All  Portfolios  may  write
(sell) exchange traded covered call
options  (the  Portfolios  are not limited to  purchasing  exchange traded options) on securities, securities
indices and  foreign  currencies,  in each case as a hedge  against decreases in prices of existing portfolio
securities or increases in prices of securities  whose  purchase is anticipated. The international
component  of  the   Portfolios   may  purchase   options  on  currency  in  the
over-the-counter ("OTC") markets. The Portfolios may use covered call options for non-hedging purposes as described below.

      Each Portfolio may not, as a non-fundamental policy, write covered call or put options with respect to more than 25% of the value of its total assets, invest more than 25% of its total assets in protective put options or invest more than 5% of its total assets in puts, calls, spreads or straddles, or any combination thereof, other than protective put options. The aggregate value of premiums paid on all options, other than protective put options, held by a Portfolio at any time will not exceed 20% of that Portfolio's total assets.

      A Portfolio may, subject to its investment policies, sell or purchase covered call options and buy and sell futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures and writing covered calls, hedge a Portfolio's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures, tend to increase a Portfolio's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on a Portfolio's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities a Portfolio owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to a Portfolio for liquidity purposes or may be for defensive reasons, or to raise cash to distribute to shareholders. Hedging strategies entail special risks, described in "Investment Risks," above.

      o Futures. To hedge against changes in interest rates, securities prices or currency exchange rates, each Portfolio may, subject to its investment objectives and policies, purchase and sell various kinds of futures contracts and the international portions of the Portfolios may purchase and write call and put options on any futures contracts. A Portfolio may also enter into closing purchase and sale transactions with respect to these contracts and options. Futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices.

      Each Portfolio may purchase and sell futures contracts on stock indices and sell options on such futures. Each Portfolio may purchase and sell interest rate futures and sell options on such futures. In addition, each Portfolio that may invest in securities that are denominated in foreign currency may purchase and sell futures on currencies. The Portfolios may purchase and sell options on such futures. A Portfolio will engage in futures and related options transactions only for bona fide hedging and non-hedging purposes as permitted in regulations of the Commodity Futures Trading Commission. No Portfolio will enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

      o Covered Call Options. A Portfolio may write (that is, sell) call options on securities, indices and foreign currencies for hedging or non-hedging purposes and write call options on Futures for hedging purposes but only if they are "covered." This means a Portfolio owns the investment on which the call was written. Calls on Futures must be covered by securities or other liquid assets a Portfolio owns and segregates to enable it to satisfy its obligations if the call is exercised. When a Portfolio writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from a Portfolio at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Portfolio keeps the cash premium (and the investment). After a Portfolio writes a call, not more than 20% of the value of its total assets may be subject to calls.

      A Portfolio may sell covered call options that are traded on U.S. or foreign securities or commodity exchanges or which are issued by the Options Clearing Corporation. In the case of foreign currency options, they may be quoted by major recognized dealers in those options. The international component of the Portfolios may purchase options on currency in the over-the-counter markets.

      o Forward Contracts. (All Portfolios). Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Portfolio uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Portfolio has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. A Portfolio may also use "cross hedging," where the Portfolio hedges against changes in currencies other than the currency in which a security it holds is denominated. No Portfolio will speculate in foreign exchange.

      o Interest Rate Swaps. (All Portfolios). The Portfolios may enter into interest rate swaps both for hedging and to seek to increase total return. In an interest rate swap, the Portfolio and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Portfolio enters into swaps only on a net basis, which means the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will segregate liquid assets of any kind (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Each Portfolio will not invest more than 25% of its assets in interest rate swap transactions and only on securities it owns.

      o Derivative Investments. (All Portfolios). A Portfolio may not purchase or sell physical commodities; however, a Portfolio may purchase and sell foreign currency in hedging transactions.
The restriction against purchasing commodities shall not prevent a Portfolio from buying or selling futures contracts or from investing in securities or other instruments backed by physical commodities.

      Derivative investments may be used by a Portfolio in some cases for hedging purposes and in other cases to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered derivative investments, and other examples of derivatives are CMOs, stripped securities, asset-backed securities, structured notes and floating interest rate securities. Some of the special risks of derivatives are described in "Investment Risks," above.

      Index-linked or commodity-linked notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. A Portfolio may invest in debt exchangeable for common stock of an issuer or equity-linked debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

      o Temporary Defensive Investments. (All Portfolios). When stock or bond market prices are falling or in other unusual economic or business circumstances, each Portfolio may invest substantially all of its assets in cash equivalents, cash, or short-term money market instruments for temporary defensive purposes.

Other Investment Restrictions. The Portfolios have other investment restrictions which are "fundamental" policies. A Portfolio cannot deviate from its other fundamental policies described in "Investment Objectives and Policies" and "Other Investment Techniques and Strategies" in the Statement of Additional Information.

      o  Each Portfolio may not:

      o Borrow money, except from banks for temporary purposes in amounts not in excess of 331/3% of the value of its assets. Borrowings may also be made for liquidity purposes to satisfy redemption requests when liquidation of portfolio securities is considered inconvenient or disadvantageous. However, a Portfolio may enter into futures contracts, options on futures contracts, securities or indices and when-issued and delayed delivery transactions.

      o With respect to 75% of its total assets, purchase any securities (other than U.S. Government Securities) that would cause more than 5% of a Portfolio's total assets to be invested in securities of a single issuer, or purchase more than 10% of the outstanding voting securities of an issuer.

      o Invest more than 25% of its assets in securities of issuers in any single industry, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (e.g., gas, gas transmission, electric or telephone) shall be considered a separate industry. This test shall be applied on a pro forma basis using the market value of all assets immediately prior to making any investment. (The Portfolios have undertaken to apply this restriction to 25% or more of their assets.)

      Unless this Prospectus states that a percentage restriction applies continuously, it applies only at the time the Portfolio makes an investment, and the Portfolio need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Portfolio. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Portfolios Are Managed

Organization and History. The Company was organized in 1981 as a Maryland corporation. The
Company is an open-end management investment company. Organized as a series fund, the Company presently has seven diversified series, three of which are discussed in this Prospectus.

      The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee each Portfolio's activities, review its performance, and review the actions of the Manager and Subadvisers. "Directors and Officers of the Portfolios" in the Statement of Additional Information names the Directors and officers of the Portfolios and provides more information about them. Although the Company will not normally hold annual meetings of shareholders, the Company may hold shareholder meetings from time to time on important matters and call a meeting of shareholders upon proper request of all shareholders of the Company. The Directors may also take other action described in the Company's Articles of Incorporation. On matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. Separate votes by Portfolio are required for matters relating to all Portfolios but affecting the Portfolios differently. An insurance company issuing a variable contract for which shares of a Portfolio are held by the insurance company's separate account will vote the shares in accordance with applicable law, which currently requires the insurance company to request voting instructions from policy owners and to vote the shares in proportion to the voting instructions received. For more information, please refer to your insurance company's separate account prospectus.

      The Board of Directors has the power, without shareholder approval, to classify or reclassify unissued shares of the Company into additional series. Shares of each Portfolio currently consist of a single class and have equal rights as to voting, redemption, dividends and liquidation with respect to that Portfolio. Shares are freely transferrable. Please refer to "How the Portfolios are Managed" in the Statement of Additional Information for further information on voting of shares.

The Manager,  The Subadvisers and their Affiliates.  The Portfolios are managed by the Manager,
OppenheimerFunds,   Inc.,   which   supervises   each   Portfolio's
investment program and handles its
day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under separate Investment Advisory Agreements for each Portfolio which state the Manager's responsibilities. The Agreements set forth the fees paid by a Portfolio to the Manager, and describe the expenses that a Portfolio is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manage investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Company by the Manager, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Furthermore, their services may be impared at that time as a result of the interaction of their systems with the systems of other service providers whose systems cannot deal with the year 2000.

      o The Subadvisers. The Manager has engaged three Subadvisers to provide day-to-day portfolio management for certain components of the LifeSpan Portfolios. The Manager has engaged Babson-Stewart to provide day-to-day portfolio management services to the international components of the Capital Appreciation Portfolio and Balanced Portfolio. Babson-Stewart, One Memorial Drive, Cambridge, MA 02142, was originally established in 1987. The general partners of Babson-Stewart are David L. Babson & Co., which is an indirect subsidiary of Massachusetts Mutual Life Insurance Company, and Stewart Ivory & Co., Ltd. As of December 31, 1997, Babson-Stewart, together with its global affiliate, had approximately $4.5 billion in assets under management.

      BEA Associates, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, NY 10022, the Subadviser to the high yield/high risk bond component of the LifeSpan Portfolios, has been providing fixed-income and equity management services to institutional clients since 1984. BEA is a partnership between Credit Suisse Capital Corporation and CS Advisors Corp. As of December 31, 1997, BEA Associates, together with its global affiliate, had $128 billion in assets under management.

      Pilgrim Baxter, 825 Duportail Road, Wayne, PA 19087, the Subadviser to the small cap component of the Capital Appreciation and Balanced Portfolios, was established in 1982 to provide specialized equity management for institutional investors including other investment companies.

Pilgrim Baxter is a wholly-owned subsidiary of United Asset Management Corporation. As of
December 31, 1997, Pilgrim Baxter had over $16 billion in assets under management.

      Each Subadviser is responsible for choosing the investments of its respective component for each Portfolio and its duties and responsibilities are set forth in its respective contract with the Manager. Babson-Stewart is responsible for choosing all investments for the International Equity Portfolio. The Manager, not the Portfolios, pays the Subadvisers.

      o Portfolio Managers. The Manager supervises each Portfolio's investment program and regularly reviews the asset allocation among each Portfolio's classes and components. The Manager's personnel manage certain of the components. The Portfolio Managers of each component are listed below.


                          Year
                          Became
Portfolio/Principal       Portfolio   Business Experience
Portfolio Manager         Manager     (last 5 years)
-------------------------------------------------------------------

The Components of the LifeSpan Portfolios
International Component
(Babson-Stewart)
James W. Burns            1996        Managing            Director,
                                      Babson-Stewart     (1993    -
                                      present)
                                      and  Director,  Stewart Ivory
                                      & Co., Ltd. (since 1990).

John G.L. Wright               1996     Managing          Director,
                                        Babson-Stewart    (1987   -
                                        present);
                                        Director,  Stewart  Ivory &
                                        Co., Ltd. (since 1971).
-------------------------------------------------------------------

Value/Growth and Growth/Income Components
(the Manager)
Peter M. Antos,
C.F.A.                    1995        Principal  Portfolio  Manager
                                      of the Portfolio;  Senior
                                      Vice  President and Portfolio
                                      Manager of the Portfolios
                                      and  of  the  Manager  (since
                                      March, 1996); Senior Vice
                                      President   of    HarbourView
                                      Asset Management
                                      Corporation  ("HarbourView");
                                      portfolio manager of
                                      other   Oppenheimer    funds;
                                      previously Vice President
                                      and     Senior      Portfolio
                                      Manager,        Equities-G.R.
                                      Phelps, a
                                      subsidiary   of   Connecticut
                                      Mutual Life Insurance
                                      Company (1989-1996).
Michael C. Strathearn,
C.F.A.                    1995        Vice  President and Portfolio
                                      Manager of the Portfolio
                                      and  of  the  Manager  (since
                                      March, 1996); Vice
                                      President   of   HarbourView;
                                      Portfolio Manager of other
                                      Oppenheimer            funds;
                                      previously     a    Portfolio
                                      Manager,
                                      Equities-Connecticut   Mutual
                                      Life Insurance Company
                                      (1988-1996).
Kenneth B. White,
C.F.A.                    1995        Vice  President and Portfolio
                                      Manager of the Portfolio
                                      and   the    Manager    since
                                      March, 1996; Vice President
                                      of   HarbourView;   Portfolio
                                      Manager of other

                                      Oppenheimer            funds;
                                      previously     a    Portfolio
                                      Manager,
                                      Equities-Connecticut   Mutual
                                      Life Insurance Company
                                      (1987-1996).
-------------------------------------------------------------------

Small Cap Component
(Pilgrim Baxter)
Gary L. Pilgrim,
C.F.A.                    1995        Director,           President
                                      (1985-1997).

Michael D. Jones,
C.F.A.                    1995        Principal  Portfolio  Manager
                                      of the Portfolio and
                                      Analyst,    Pilgrim    Baxter
                                      (since 1995); Vice
                                      President/Portfolio  Manager,
                                      Bank of New York
                                      (1990-1995).
-------------------------------------------------------------------

Government Securities/Corporate Bonds Component
(the Manager)
Stephen F. Libera,
C.F.A.                    1992        Vice  President and Portfolio
                                      Manager of the Portfolio
                                      and  of  the  Manager  (since
                                      March 1996); Vice
                                      President   of   HarbourView;
                                      Portfolio Manager of other
                                      Oppenheimer            funds;
                                      previously Vice President and
                                      Senior   Portfolio   Manager,
                                      Fixed Income-G.R. Phelps
                                      1985-1996).
-------------------------------------------------------------------

High Yield Bonds Component
(BEA Associates)
Richard J. Lindquist      1995        Executive  Director  and High
                                      Yield Portfolio Manager,
                                      BEA  Associates   (1995);  CS
                                      First Boston (1989-1995).
-------------------------------------------------------------------

Short-Term Bond Component
(the Manager)
Stephen F. Libera,
C.F.A.                    1992        (see biographical data above)
-------------------------------------------------------------------


      o Fees and Expenses. Under separate Investment Advisory Agreements, the Capital Appreciation Portfolio, Balanced Portfolio and Diversified Income Portfolio pay the Manager an annual fee equal to 0.85%, 0.85% and 0.75%, respectively, of the Portfolio's average annual net asset value up to $250 million and 0.75%, 0.75% and 0.65%, respectively on such assets over $250 million.

      Under its Investment Subadvisory Agreements with Babson-Stewart, the Manager pays Babson-Stewart a monthly fee at the following annual rates, which decline as the average daily net assets of the portion of Capital Appreciation Portfolio and Balanced Portfolio allocated to Babson-Stewart grows: 0.75% of the first $10 million of average daily net assets allocated to Babson-Stewart, 0.625% of the next $15 million, 0.50% of the next $25 million and 0.375% of such assets in excess of $50 million. The portion of the net assets of all Portfolios allocated to Babson-Stewart will not be aggregated in applying these breakpoints.

      Under its Investment Subadvisory Agreements with BEA, the Manager pays BEA a quarterly fee which declines as the combined average daily net assets of each Portfolio allocated to BEA grow at the following annual rates: 0.45% of the first $25 million of combined average daily net assets allocated to BEA, 0.40% of the next $25 million, 0.35% of the next
$50 million and 0.25% of such
assets in excess of $100 million.

      Under its Investment Subadvisory Agreements with Pilgrim Baxter, the Manager pays Pilgrim Baxter a monthly fee at the annual rate of 0.60% of the combined average daily net assets of the Portfolios allocated to Pilgrim Baxter. For purposes of calculating the fee payable to BEA and Pilgrim Baxter, the net asset values of that portion of the assets of each Portfolio subadvised by BEA and Pilgrim Baxter are aggregated with that portion of the net asset value of the assets of Oppenheimer Series Fund, Inc. managed by BEA and Pilgrim Baxter, respectively.

      During the fiscal year ended December 31, 1997, the management fees (computed on an annualized basis as a percentage of the net assets of the Portfolios as of the close of business each day) paid to the Manager and the total operating expenses as a percentage of average net assets of each Portfolio, were as follows:



Portfolio                 Management Fees      Total      Operating
Expense(1)
-------------------------------------------------------------------

Capital Application (1)   0.85%                0.99%
-------------------------------------------------------------------

Balanced (1)              0.85%                0.97%
-------------------------------------------------------------------

Diversified Income (1)    0.75%                0.86%
-------------------------------------------------------------------

(1)This table does not reflect expenses that apply at the Account level or to related insurance products.

      Each Portfolio pays expenses related to its daily operations, such as custodian fees, certain Directors' fees, transfer agency fees, legal and auditing costs.
Those expenses are paid out of a
Portfolio's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreements and the other expenses paid by the Portfolios is contained in the Statement of Additional Information.

      There is also information about the Portfolios' brokerage policies and practices in "Brokerage Policies of the Portfolios" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Portfolios' portfolio transactions. When deciding which brokers to use, the Manager and Subadvisers are permitted by the Investment Advisory Agreements to consider whether brokers have sold shares of the Portfolios or any other funds for which the Manager serves as investment adviser.

      o Shareholder Inquiries. Inquiries by policy owners for Account information are to be directed to the insurance company issuing the Account at the address or telephone number shown in the accompanying Account Prospectus.

Performance of the Portfolios

Explanation of Performance Terminology. Each Portfolio uses the term "total return" to illustrate their performance. These returns measure the performance of a hypothetical account in a Portfolio over various periods, and do not show the performance of each shareholder's account (which will vary if shares are sold or purchased). A Portfolio's performance data may help you see how well your investment has done over time and to compare it to market indices. However, the performance data published by the Portfolios does not include expenses that apply at the Account level or to related insurance products which, if considered, would reduce such performance. Since shares of the Portfolios may be purchased through a variable contract, you should carefully review the prospectus of the insurance product you have chosen for information on charges and expenses.

      It is important to understand that a Portfolio's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare a Portfolio's performance. A Portfolio's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses.

      o Total Returns. There are different types of "total returns" used to measure a Portfolio's performance. Total return is the change in value of a hypothetical investment in a Portfolio over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show a Portfolio's actual year-by-year performance.

How Have the Portfolios Performed? Below is a discussion by the Manager of the Portfolios' performance during their last fiscal year ended December 31, 1997, followed by a graphical comparison of each Portfolio's performance to an appropriate broad-based market index.

Management's Discussion of Performance.

      o LifeSpan Capital Appreciation Portfolio. During the fiscal year ended December 31, 1997, the Portfolio's positive performance was primarily affected by the economic growth in the stock markets. In particular, the Portfolio realized gains on its stock holdings in the financial and technology sectors. The Portfolio's investments in foreign securities also performed well, due in large part to a reduction of the Portfolio's exposure to the difficulties in Southeast Asia. The Portfolio's investments in high-yield securities also performed well, especially in strong growth sectors such as telecommunications. The Portfolio's government/corporate bond investments benefited from the controlled, non-inflationary growth in the U.S.

      o LifeSpan Balanced Portfolio. During the fiscal year ended December 31, 1997, the stock market performed strongly. The Portfolio benefited from the stock market due primarily to the Manager's allocation of approximately 55% of the Portfolio's assets in equity securities. In particular, the Portfolio's investments in financial and technology stocks contributed significantly to the Portfolio's positive performance, followed by small cap and international stocks. The Portfolio's returns were also helped by a bond market rally later in the year.

      o LifeSpan Diversified Income Portfolio. During the fiscal year ended December 31, 1997, the Portfolio performed well despite volatility in the short-term bond market. The Portfolio's positive performance was helped in large part by the non-inflationary growth environment in the U.S. The Portfolio's Growth/Income component performed the strongest, benefiting from overall strong stock market returns.

      Each Portfolio's portfolio holdings, allocations and strategies are subject to change.

      o Comparing each Portfolio's Performance to the Market. The charts below show the performance of hypothetical $10,000 investments in each Portfolio held until December 31, 1997. Performance information does not reflect charges that apply to separate accounts investing in the Portfolios. If these charges and expenses were taken into account, performance would be lower.

      LifeSpan Capital Appreciation Portfolio is compared to the Wilshire 5000 Index and the S&P 500 Index. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 6500 capitalization weighted security returns are used to adjust the index. The index is an approximator of dollar changes in the U. S. equity market. The Wilshire 5000 capitalization is about 82% NYSE, 2% AMEX and 16% OTC. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the U.S. equity securities market. LifeSpan Balanced Portfolio is compared to the Lehman Brothers Corporate/Government Bond Index and the S&P 500 Index. The Lehman Brothers Corporate/Government Bond Index includes the Government and Corporate Bond Indices, including U.S. government treasury and agency securities, corporate and yankee bonds. LifeSpan Diversified Income Portfolio is compared to Lehman Brothers Intermediate Government/Corporate Bond Index which includes fixed rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch, in that order. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, a Portfolio's performance reflects the effect of that Portfolio's business and operating expenses.

      While index comparisons may be useful to provide a benchmark for a Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the securities in the one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Comparison of Change in Value of
$10,000 Hypothetical Investments in

LifeSpan Capital Appreciation Portfolio
Versus S&P 500 Index
and Wilshire 5000 Index

[Graph comparing total return of LifeSpan Capital Appreciation Portfolio shares to performance of S&P 500 Index and Wilshire 5000 Index]

Average Annual Total Returns at 12/31/97(1)

                1 year         Life of Portfolio

                12.53%                16.07%

(1) The inception date of the Portfolio was 9/1/95. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

                 Comparison of Change in Value of
                $10,000 Hypothetical Investments in
                    LifeSpan Balanced Portfolio
                     Versus S&P 500 Index and
          Lehman Brothers Corporate/Government Bond Index

[Graph  comparing  total  return  of  LifeSpan  Balanced   Portfolio  shares  to
performance  of S&P 500  Index and  Lehman  Brothers  Corporate/Government  Bond
Index]

Average Annual Total Returns at 12/31/97(1)

                1 year         Life of Portfolio

                12.20%                13.71%

(1) The inception date of the Portfolio was 9/1/95. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance. Graphs are not drawn to same scale.


                 Comparison of Change in Value of
                $10,000 Hypothetical Investments in

               LifeSpan Diversified Income Portfolio
                              Versus
   Lehman Brothers Intermediate Government/Corporate Bond Index

[Graph comparing total return of LifeSpan Diversified Income Portfolio shares to performance of Lehman Brothers Intermediate Government/Corporate Bond Index]

Average Annual Total Returns at 12/31/97(1)

                1 year    Life of Portfolio

                12.51%         10.84%

(1) The inception date of the Portfolio was 9/1/95. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance. Graphs are not drawn to same scale.


ABOUT YOUR ACCOUNT

How to Buy Shares

Shares of each Portfolio are offered for purchase by insurance company Accounts as an investment medium for variable life insurance policies and variable annuity contracts, as described in the accompanying Account Prospectus. Charges and deductions made from purchase payments for variable contracts are stated in the current prospectus for those contracts. Shares of each Portfolio are offered at their respective offering price, which (as used in this Prospectus and the Statement of Additional Information) is net asset value (without a sales charge).

      All purchase orders are processed at the offering price next determined after receipt by the Company of a purchase order in proper form from an Account. The offering price (and net asset value) is determined as of the close of The New York Stock Exchange, which is normally 4:00 P.M., New York time, but may be earlier on some days. Net asset value per share of each Portfolio is determined by dividing the value of that Portfolio's net assets by the number of its shares outstanding. The sale of shares of a Portfolio will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Directors whenever the Board judges it in that Portfolio's best interest to do so. The Board of Directors has established procedures for valuing each Portfolio's securities. In general, those valuations are based on market value. Further details are in "About Your Account-How to Buy Shares" in the Statement of Additional Information.

How to Sell Shares

      Because shares of the Portfolios are held by insurance company Accounts, and not directly by investors, you should refer to the prospectus of your insurance company's Account for information on how to redeem shares of a Portfolio held for your policy or contract. Payment for shares tendered by an Account for redemption is made ordinarily in cash and forwarded within seven days after receipt by the Company's transfer agent, OppenheimerFunds Services (the "Transfer Agent"), of redemption instructions in proper form from an Account, except under unusual circumstances as determined by the Securities and Exchange Commission. The redemption price will be the net asset value next determined after the receipt by the Transfer Agent of a request in proper form. The market value of the securities in the portfolio of the Portfolios is subject to daily fluctuations and the net asset value of the Portfolios' shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the original cost.

Dividends, Capital Gains and Taxes

      o Dividends of the Portfolios.

      Each Portfolio intends to pay out all of its net investment income and net realized capital gains, if any, on an annual basis. The Portfolios distribute their dividends, if any, each year on a date set by the Board of Directors. Normally, net realized capital gains, if any, are distributed annually for the Portfolios. Such income and capital gains are reinvested in additional shares of the Portfolios. Each Portfolio makes dividend and capital gain distributions on a per-share basis. After every distribution from each of these Portfolios, the Portfolio's share price drops by the amount of the distribution. Since dividends and capital gain distributions are reinvested, the total value of an account will not be affected by such distributions because, although the shares will have a lower price, there will be correspondingly more of them.

      o Tax Treatment to the Account as Shareholder. The portion of distributions attributable to the excess of a Portfolio's net long-term capital gain over its net short-term capital loss is generally characterized as long-term capital gain. The tax treatment of such dividends and distributions to an Account depends on the tax status of and the tax rules applicable to that Account, concerning which you should consult the prospectus of your insurance company's separate account. It is expected that shares of the Portfolios will be held by life insurance company separate accounts that fund variable contracts. Under current Federal tax law, dividends and capital gains distributions paid by any Portfolio to reserves for a variable contract are not currently taxable.

       o Tax Status of the Portfolios. If each Portfolio qualifies as a "regulated investment company" under the Internal Revenue Code, that Portfolio will not be liable for Federal income taxes on amounts paid as dividends and distributions in accordance with the Code's requirements. The Portfolios did qualify during their last fiscal year and the Company intends that they will qualify in current and future years. Each Portfolio also intends to follow certain portfolio diversification requirements under the Internal Revenue Code so that Accounts investing in the Portfolios may satisfy the tax diversification requirements to which they are subject. The above discussion relates solely to Federal tax laws. This discussion is not exhaustive and a qualified tax adviser should be consulted if you have any questions about the tax effects of your investment through a variable contract.

                            APPENDIX A

       Description of Ratings Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

      Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

      A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

      Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

      Ca:  Bonds  rated  "Ca"  represent   obligations   which  are
speculative in a high degree and are
often in default or have other marked shortcomings.

      C:   Bonds  rated "C" can be  regarded  as  having  extremely
poor prospects of ever attaining
any real investment standing.

Description of Standard & Poor's Bond Ratings

      AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest. AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

      A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

      BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

      BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Panorama Series Fund, Inc.
6803 South Tucson Way
Englewood, Colorado 80112
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Bank of New York
90 Washington Street
New York, NY 10206

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Portfolios, OppenheimerFunds, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

Panorama Series Fund, Inc.

Prospectus Dated May 1, 1998

Panorama Series Fund,  Inc.  (referred to in this Prospectus as the
"Company") is an open-end
investment  company  consisting of seven  separate  series,  six of which are discussed in this Prospectus.
Each  series  is  referred  to  as  a  "Portfolio"  and  collectively,   as  the
"Portfolios". Shares of the Portfolios are offered through certain variable annuity or variable life insurance contracts by insurance companies.

Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.

Growth  Portfolio  seeks long term growth of capital by  investing  primarily in
common  stocks  with  low  price-earnings  ratios  and   better-than-anticipated
earnings. Realization of current income is a secondary consideration.

International Equity Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.

LifeSpan Capital Appreciation Portfolio ("Capital Appreciation Portfolio") seeks long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

LifeSpan Balanced Portfolio ("Balanced Portfolio") seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

LifeSpan Diversified Income Portfolio ("Diversified Income Portfolio") seeks high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds.

      Shares of the Company's Portfolios are offered as investment vehicles for the variable annuity or variable life insurance contracts offered through separate accounts of insurance companies (these are referred to as "Accounts"). Shares of the Portfolios cannot be purchased directly by investors. The term "shareholder" in this Prospectus refers only to the insurance companies issuing the variable contracts. The interests of contract owners with respect to shares of a Portfolio held for their contracts are subject to the terms of the contract and the prospectus for your insurance company's separate accounts, which you as a contract holder or prospective contract holder should read carefully.

      This Prospectus explains concisely what you should know before investing in the Portfolios. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about each Portfolio in the May 1, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Portfolios' Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).



Shares of the Portfolios are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES   AND  EXCHANGE   COMMISSION   NOR  HAS  THE  COMMISSION
PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

ABOUT THE PORTFOLIOS
Overview of the Portfolios....................................3
Financial Highlights..........................................4
Investment Objectives and Policies............................11
Total Return Portfolio........................................11
Growth Portfolio..............................................11
International Equity Portfolio................................11
LifeSpan Portfolios...........................................12
Investment Risks..............................................15
Investment Techniques and Strategies..........................17
How the Portfolios Are Managed................................22
Performance of the Portfolios.................................26
ABOUT YOUR ACCOUNT
How to Buy Shares.............................................32
How to Sell Shares............................................32
Dividends, Capital Gains and Taxes............................32
Appendix A: Description of Ratings Categories of Ratings ServiA-1

ABOUT THE PORTFOLIOS

Overview of the Portfolios

Some of the important facts about the Portfolios are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing. Keep the Prospectus for reference after you invest.

      o What Are the Portfolios' Investment Objectives? Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income). Growth Portfolio seeks long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. International Equity Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United
States. LifeSpan Capital Appreciation Portfolio ("Capital Appreciation Portfolio") seeks long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. LifeSpan Balanced Portfolio ("Balanced Portfolio") seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks. LifeSpan Diversified Income Portfolio ("Diversified Income Portfolio") seeks high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds.

      o What Do the Portfolios Invest In? To seek their respective investment objectives, the Portfolios invest as follows. Total Return Portfolio invests by principally allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions. Growth Portfolio primarily invests in common stocks with low price-earnings ratios and better-than-anticipated earnings. International Equity Portfolio primarily invests in equity securities of companies wherever located, the primary stock market of which is outside the United States. LifeSpan Capital Appreciation Portfolio primarily invests in stocks. LifeSpan Balanced Portfolio primarily invests in stocks and bonds with a slightly stronger emphasis on stocks. LifeSpan Diversified Income Portfolio primarily invests in bonds. These investments are more fully explained for each Fund in "Investment Objectives and Policies," starting on page 11.

      o Who Manages the Portfolios? The Portfolios'investment adviser is OppenheimerFunds,
Inc. (the "Manager"), which (including a subsidiary) advises investment company portfolios having over $75 billion in assets. Each Portfolio's portfolio manager is primarily responsible for the selection of securities of that Portfolio. The portfolio managers are as follows: for Total Return Portfolio,
Peter M. Antos, CFA, Michael C. Strathearn, CFA, Stephen F. Libera, CFA, Kenneth B. White, CFA
and Arthur Zimmer; for Growth Portfolio, Peter M. Antos, CFA, Michael C. Strathearn, CFA, and
Kenneth B. White, CFA; for International Equity Portfolio, Babson-Stewart Ivory International
(Babson-Stewart) James W. Burns and John G.L. Wright; for LifeSpan Capital Appreciation
Portfolio, LifeSpan Balanced Portfolio, and LifeSpan Diversified Income Portfolio, (the
Manager) Peter M. Antos,  CFA, Michael C. Strathearn,  CFA, Stephen
F. Libera, CFA, Kenneth B.

White, CFA,  (Babson-Stewart)  James W. Burns and John G.L. Wright,
(Pilgrim Baxter) Gary L.
Pilgrim,  CFA  and  Michael  D.  Jones,  CFA and  (BEA  Associates)
Richard J. Lindquist.  The Manager
is paid an  advisory  fee by each  Portfolio,  based on its assets.
The Company's Board of Directors,
elected by shareholders, oversees the investment adviser and the portfolio manager and subadviser. Please refer to "How The Portfolios Are Managed," starting on page 22 for more information about the Manager and Subadvisers and their fees.

      o How Risky Are The Portfolios? While different types of investments have risks that differ in type and magnitude, all investments carry risk to some degree. Changes in overall market movements or interest rates, or factors affecting a particular industry or issuer, can affect the value of the Portfolios' investments and their price per share. Equity investments are generally subject to a number of risks including the risk that values will fluctuate as a result of changing expectations for the economy and individual issuers, and stocks which are small to medium size in capitalization may fluctuate more than large capitalization stocks. For both equity and income investments, foreign investments are subject to the risk of adverse currency fluctuation and additional risks and expenses in comparison to domestic investments. In comparing levels of risk among the Portfolios that invest to some degree in equities, International Equity Portfolio is the most volatile with its exposure to international markets, followed by Growth Portfolio, LifeSpan Capital Appreciation Portfolio, Total Return Portfolio, and LifeSpan Balanced Portfolio. The LifeSpan Diversified Income Portfolio invests in fixed-income securities which are generally subject to the risk that values will fluctuate with interest rates and inflation, with lower-rated fixed-income investments being subject to a greater risk that the issuer will default in its interest or principal payment obligations.

      While the Manager and Subadvisers try to reduce risks by diversifying investments, by carefully researching securities before they are purchased and in some cases, the use of hedging techniques, there is no guarantee of success in achieving a Portfolio's objective. Please refer to "Investment Risks" starting on page 15 for a more complete discussion of the types of securities the Portfolios purchase.

      o How Can I Buy or Sell Shares? Shares of each Portfolio are offered for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts. Account owners should refer to the accompanying Account Prospectus on how to buy or sell shares of the Portfolios.

      o How Have the Portfolios Performed? All of the Portfolios may measure their performance by quoting average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The performance of all the Portfolios can also be compared to broad market indices, which we have done starting on page 29. Please remember that past performance does not guarantee future results.

Financial Highlights

The tables on the following pages present selected financial information about the Portfolios, including per share data and expense ratios and other data based on each Portfolio's respective average net assets. The information for the Portfolios has been audited by Deloitte & Touche LLP, the Company's independent auditors, whose report for the Company's fiscal year ended December 31, 1997 is included in the Statement of Additional Information. Prior to and including the year ended December 31, 1995, the financial statements of the Portfolios were audited by other auditors. Additional information about the performance of the Portfolios is contained in the Company's 1997 Annual Report which may be obtained without charge by calling or writing the Company at the telephone or address on the back cover.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--TOTAL RETURN PORTFOLIO

                                              YEAR ENDED DECEMBER 31,
                                              1997            1996(1)           1995            1994
=========================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $1.91           $1.75           $1.51           $1.65
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .07             .07             .07             .06
Net realized and unrealized gain (loss)           .25             .11             .30            (.09)
                                                -----           -----           -----           ------
Total income (loss) from investment
operations                                        .32             .18             .37            (.03)
---------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income             (.07)           (.01)           (.07)           (.06)
Distributions from net realized gain             (.16)           (.01)           (.06)           (.05)
                                                -----           -----           -----           ------
Total dividends and distributions to
shareholders                                     (.23)           (.02)           (.13)           (.11)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $2.00           $1.91           $1.75           $1.51
                                                =====           =====           =====           ======
=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)             18.81%          10.14%          24.66%          (1.97)%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $1,279          $1,122            $994            $742
---------------------------------------------------------------------------------------------------------
Average net assets (in millions)               $1,208          $1,058            $864(3)         $687(3)
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            3.57%           4.12%           4.48%           4.21%
Expenses                                         0.55%           0.55%           0.59%           0.56%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                      103.5%          104.3%           62.3%           88.3%
Average brokerage commission rate(5)          $0.0699         $0.0641              --              --

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 3. This information is not covered by the auditors' opinion.

    1993           1992            1991            1990            1989            1988
========================================================================================
    $1.56          $1.57           $1.33           $1.41           $1.27           $1.20
----------------------------------------------------------------------------------------
      .06            .07             .07             .08             .09             .06
      .20            .10             .32            (.07)            .20             .08
    -----          -----           -----           -----           -----           -----
      .26            .17             .39             .01             .29             .14
----------------------------------------------------------------------------------------
     (.06)          (.07)           (.07)           (.08)           (.09)           (.07)
     (.11)          (.11)           (.08)           (.01)           (.06)             --
    -----          -----           -----           -----           -----           -----
     (.17)          (.18)           (.15)           (.09)           (.15)           (.07)
----------------------------------------------------------------------------------------
    $1.65          $1.56           $1.57           $1.33           $1.41           $1.27
    =====          =====           =====           =====           =====           =====
========================================================================================
    16.28%         10.21%          28.79%           0.50%          22.98%          11.64%
========================================================================================
     $610           $402            $304            $229            $221            $184
----------------------------------------------------------------------------------------
     $502(3)        $345(3)         $261(3)         $225(3)         $204(3)         $178(3)
----------------------------------------------------------------------------------------
     3.90%          4.27%           4.44%           5.65%           6.20%           4.93%
     0.60%          0.68%           0.72%           0.78%           0.80%           0.79%
----------------------------------------------------------------------------------------
    161.6%         182.1%          128.8%          109.2%          151.0%          244.7%
       --             --              --              --              --              --

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $1,162,940,441 and $1,139,011,104, respectively. 5.
Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--GROWTH PORTFOLIO

                                            YEAR ENDED DECEMBER 31,
                                            1997               1996(1)         1995              1994
=========================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $2.98              $2.53           $1.97             $2.08
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .04                .04             .04               .03
Net realized and unrealized gain (loss)          .69                .43             .71              (.04)
                                               -----              -----           -----             -----
Total income (loss) from investment
operations                                       .73                .47             .75              (.01)
---------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income            (.03)              (.01)           (.04)             (.03)
Distributions from net realized gain            (.23)              (.01)           (.15)             (.07)
                                               -----              -----           -----             -----
Total dividends and distributions to
shareholders                                    (.26)              (.02)           (.19)             (.10)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $3.45              $2.98           $2.53             $1.97
                                               =====              =====           =====             =====
=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)            26.37%             18.87%          38.06%            (0.51)%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $831,371           $586,222        $405,935          $230,195
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $721,555           $494,281        $303,193(3)       $198,879(3)
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           1.38%              1.63%           2.01%             1.87%
Expenses                                        0.54%              0.58%           0.66%             0.67%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                      91.8%              82.5%           69.3%             97.3%
Average brokerage commission rate(5)         $0.0699            $0.0697              --                --

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 3. This information is not covered by the auditors' opinion.

 1993               1992                1991               1990               1989               1988
=========================================================================================================
    $1.91              $1.87              $1.46              $1.65              $1.36              $1.22
---------------------------------------------------------------------------------------------------------
      .04                .04                .04                .05                .07                .03
      .36                .19                .51               (.18)               .42                .15
    -----              -----              -----              -----              -----              -----
      .40                .23                .55               (.13)               .49                .18
---------------------------------------------------------------------------------------------------------
     (.04)              (.04)              (.04)              (.05)              (.07)              (.04)
     (.19)              (.15)              (.10)              (.01)              (.13)                --
    -----              -----              -----              -----              -----              -----
     (.23)              (.19)              (.14)              (.06)              (.20)              (.04)
---------------------------------------------------------------------------------------------------------
    $2.08              $1.91              $1.87              $1.46              $1.65              $1.36
    =====              =====              =====              =====              =====              =====
=========================================================================================================
    21.22%             12.36%             37.53%             (7.90)%            35.81%             14.46%
=========================================================================================================
 $165,775           $101,215            $75,058            $50,998            $53,955            $41,434
---------------------------------------------------------------------------------------------------------
 $131,292(3)        $ 85,003(3)         $62,282(3)         $53,171(3)         $48,409(3)         $40,950(3)
---------------------------------------------------------------------------------------------------------
     2.30%              2.19%              2.16%              3.04%              4.16%              2.24%
     0.69%              0.76%              0.80%              0.84%              0.87%              0.88%
---------------------------------------------------------------------------------------------------------
     97.6%             136.1%             142.9%             146.8%             174.1%             246.4%
       --                 --                 --                 --                 --                 --

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $637,953,389 and $589,720,974, respectively. 5.
Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--INTERNATIONAL EQUITY PORTFOLIO

                                             YEAR ENDED DECEMBER 31,
                                             1997        1996(2)        1995        1994             1993            1992(1)
================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $1.29       $1.15          $1.09       $1.09            $0.92           $1.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     .01         .02            .03        (.01)             .00             .01
Net realized and unrealized gain (loss)          .09         .13            .08         .03              .20            (.06)
                                               -----       -----          -----       -----            -----           -----
Total income (loss) from investment
operations                                       .10         .15            .11         .02              .20            (.05)
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income            (.01)       (.01)          (.04)         --             (.02)           (.02)
Distributions from net realized gain            (.02)         --           (.01)       (.02)            (.01)           (.01)
                                               -----       -----          -----       -----            -----           -----
Total dividends and distributions to
shareholders                                    (.03)       (.01)          (.05)       (.02)            (.03)           (.03)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $1.36       $1.29          $1.15       $1.09            $1.09           $0.92
                                               =====       =====          =====       =====            =====           =====
================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)             8.11%      13.26%         10.30%       1.44%           21.80%          (4.32)%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)     $82,257     $62,585        $45,775     $31,603          $18,315         $10,493
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $73,318     $56,893        $37,474(4)  $29,133(4)       $13,328(4)      $ 9,973(4)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           0.72%       0.76%          1.61%      (1.85)%          (0.31)%          1.63%(5)
Expenses                                        1.12%       1.21%          1.26%       1.28%            1.50%           1.50%(5)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                      48.6%       53.7%          85.1%       76.5%            57.4%          206.7%(5)
Average brokerage commission rate(7)         $0.0232     $0.0019             --          --               --              --


1. For the period from May 13, 1992 (commencement of operations) to December 31, 1992. 2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods. 4. This information is not covered by the auditors' opinion. 5. Annualized. 6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $47,527,468 and $34,015,226, respectively. 7. Total brokerage commissions paid on applicable purchases and sales or portfolios for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--LIFESPAN DIVERSIFIED INCOME PORTFOLIO


                                                          YEAR ENDED DECEMBER 31,
                                                          1997             1996(2)         1995(1)
==================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                        $1.10            $1.04           $1.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         .06              .06             .02
Net realized and unrealized gain                              .07              .01             .04
                                                            -----            -----           -----
Total income from investment operations                       .13              .07             .06
--------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.05)            (.01)           (.02)
Distributions from net realized gain                           --(3)            --              --
                                                            -----            -----           -----
Total dividends and distributions to shareholders            (.05)            (.01)           (.02)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                              $1.18            $1.10           $1.04
                                                            =====            =====           =====
==================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                         12.51%            6.93%           5.69%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $34,116          $25,274         $21,176
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $28,503          $22,854         $20,364(5)
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                        5.88%            5.84%           5.11%(6)
Expenses                                                     0.86%(7)         1.07%           1.50%(6)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                   34.0%            80.4%           41.2%(6)
Average brokerage commission rate(9)                      $0.0690          $0.0678              --

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995. 2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 3. Less than $0.005 per share. 4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 5. This information is not covered by the auditors' opinion. 6. Annualized. 7. The expense ratio reflects the effect of expenses paid indirectly by the Fund. 8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $13,442,623 and $8,641,643, respectively. 9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--LIFESPAN BALANCED PORTFOLIO


                                                        YEAR ENDED DECEMBER 31,
                                                        1997          1996(2)        1995(1)
=============================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                      $1.18         $1.05           $1.00
---------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       .04           .03             .01
Net realized and unrealized gain                            .10           .11             .05
                                                          -----         -----           -----
Total income from investment operations                     .14           .14             .06
---------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.03)         (.01)           (.01)
Distributions from net realized gain                       (.01)           --              --
                                                          -----         -----           -----
Total dividends and distributions to shareholders          (.04)         (.01)           (.01)
---------------------------------------------------------------------------------------------
Net asset value, end of period                            $1.28         $1.18           $1.05
                                                          =====         =====           =====
=============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                       12.20%        13.38%           6.08%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $68,693       $51,336         $35,467
---------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $59,388       $41,847         $33,925(4)
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      3.44%         3.34%           3.08%(5)
Expenses                                                   0.97%         1.17%           1.50%(5)
---------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                 57.3%         69.7%           39.7%(5)
Average brokerage commission rate(7)                    $0.0367       $0.0025              --

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995. 2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 4. This information is not covered by the auditors' opinion. 5. Annualized. 6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $42,727,285 and $30,915,461, respectively. 7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the per-share prices of many non-U.S. securities.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--LIFESPAN CAPITAL APPRECIATION PORTFOLIO


                                                        YEAR ENDED DECEMBER 31,
                                                        1997           1996(2)        1995(1)
=============================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                      $1.24         $1.06           $1.00
---------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       .03           .02             .01
Net realized and unrealized gain                            .12           .17             .06
                                                          -----         -----           -----
Total income from investment operations                     .15           .19             .07
---------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.01)         (.01)           (.01)
Distributions from net realized gain                       (.03)           --              --
                                                          -----         -----           -----
Total dividends and distributions to shareholders          (.04)         (.01)           (.01)
---------------------------------------------------------------------------------------------
Net asset value, end of period                            $1.35         $1.24           $1.06
                                                          =====         =====           =====
=============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                       12.53%        17.97%           6.65%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $61,379       $41,994         $26,768
---------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $51,473       $33,109         $25,460(4)
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      2.36%         1.92%           1.73%(5)
Expenses                                                   0.99%         1.30%           1.50%(5)
---------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                 65.8%         70.7%           38.7%(5)
Average brokerage commission rate(7)                    $0.0372       $0.0028              --

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995. 2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 4. This information is not covered by the auditors' opinion. 5. Annualized. 6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $42,328,007 and $30,095,785, respectively. 7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the per-share prices of many non-U.S. securities.

Investment Objectives and Policies

The investment objective and the principal types of securities each Portfolio invests in are described in this section. The investment risks of these types of investments are discussed in the next section, entitled "Investment Risks," followed by an explanation of the characteristics of the types of securities and strategies each Portfolio uses, in "Investment Techniques and Strategies." Appendix A contains a description of the ratings categories of certain national ratings organizations that relate to debt securities that certain Portfolios invest in.

Total Return Portfolio. The Total Return Portfolio seeks to maximize total investment return (including both capital appreciation and income) by allocating its assets among stocks, bonds (including corporate debt securities, U.S. Government and U.S. Government-related securities) and money market instruments according to changing market conditions.

      In allocating the Portfolio's assets for investment, the Manager uses quantitative asset allocation tools, which measure the relative characteristics of these asset categories, in combination with the judgment of the Manager concerning current market dynamics. Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities in different segments of the securities markets, but also subjects the Portfolio to the risks of those market segments. In selecting stocks, the Manager searches for stocks with low price-earnings ratios (for example, generally below the price-earnings ratio of the S&P 500 Index). If the company then demonstrates better earnings than market analysts expected (this is referred to as a favorable "earnings surprise"), the company's earnings expectations and price earnings multiple may be re-evaluated, which may cause the stock to increase in value.

      The Portfolio's debt securities are expected to have a weighted average from current date to maturity of six to twelve years. At least 25% of the Portfolio's total assets will be invested in fixed income senior securities. Otherwise, the Manager may allocate the Portfolio's assets to one or more of these asset classes in amounts that may vary from time to time, without the requirement to allocate a fixed percentage in any particular category.

      The Portfolio may invest up to 20% of its total assets in the aggregate in debt securities and preferred stocks rated below investment grade (commonly called "junk bonds") and unrated securities determined by the Manager to be of comparable credit quality. However, the Manager presently does not intend to invest more than 5% of the Portfolio's assets in below investment grade securities in the current year. The Portfolio will not invest in securities rated below "B" at the time of purchase. Unrated debt securities will not exceed 10% of the Portfolio's total assets.

      The Portfolio may invest up to 20% of its total assets in mortgage dollar rolls. The Portfolio may also invest up to 5% of its total assets in inverse floating rate instruments, which are a type of derivative security. The Portfolio may also invest to a limited degree in securities of foreign issuers.

Growth Portfolio. The Growth Portfolio seeks long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

      The Manager chooses investments for the Portfolio using a quantitative investment discipline in combination with fundamental securities analysis. A low price-earnings ratio (for example, generally below the price-earnings ratio of the S&P 500 Index) is often a characteristic of a stock which is out-of-favor in the market. When an out-of-favor company demonstrates better earnings than what most analysts were expecting, this is referred to as a favorable earnings surprise. An upward revaluation of both earnings expectations and the price-earnings multiple may result, which may cause the company's stock price to increase in value. As stocks with low price-earnings ratios and the potential for favorable earnings surprises are identified, the Manager uses fundamental securities analysis to select individual stocks for the Portfolio. When the price-earnings ratio of a stock held by the Portfolio moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, the Portfolio will normally sell the stock.

      The Portfolio may invest the remainder of its assets (up to 10% under normal circumstances) in U.S. Government and corporate debt obligations, including convertible bonds which may be rated as low as "B" by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("Standard & Poor's") or other rating services. See Special Risks of Investing in Lower Grade Securities regarding risks of investing in lower-rated Securities.
 Consistent with the foregoing
policies, the Portfolio may invest to a limited degree in securities of foreign issuers, including issuers in developing countries, which involve special risks (described below).

International Equity Portfolio. The International Equity Portfolio seeks to provide long-term growth of capital by investing, under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

      The Manager employs a subadviser, Babson-Stewart Ivory International ("Babson-Stewart" or the "Subadviser"), to invest the Portfolio's assets. The Subadviser pursues the Portfolio's objective by investing in equity securities of seasoned companies which are listed on foreign stock exchanges and which the subadviser considers to have attractive characteristics in terms of profitability, growth and financial resources. "Seasoned" companies are those which in the Subadviser's opinion are known for the quality and acceptance of their products or services and for their ability to generate profits.

      The Portfolio will invest in large, intermediate and small capitalization stocks, with no emphasis on any particular category. As a result, investments within the Portfolio may include stocks categorized in the lower 25% capitalization levels of a particular market's publicly-traded securities. Stocks will be purchased on the basis of a number of criteria, including fundamental and valuation analysis, but investment decisions are not based on the integration of any particular analytical disciplines. Capitalization levels are measured relative to specific markets; thus large and intermediate capitalization ranges vary country by country.

      The Portfolio may invest up to 25% of its total assets in securities of companies based in "emerging" countries, as defined by the International Bank for Reconstruction and Development, the International Finance Committee, the United Nations or its authorities or the MSCI Emerging Markets Index. An issuer is considered by the Portfolio to be located in an emerging country if the issuer is organized under the laws of an emerging country; the issuer's principal securities trading market is in an emerging market; or at least 50% of the issuer's noncurrent assets, capitalization, gross revenue or profit is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets. The special risks of investing in securities of issuers located in emerging countries are discussed in "Investment Risks," below.

      When the Subadviser believes that it is appropriate to do so in order to seek the Portfolio's investment objective, the Portfolio may invest up to 20% of its total assets in debt securities. Those debt securities include debt securities of foreign governments, supranational organizations and private issuers, including bonds denominated in the European Currency Unit. Debt investments will be selected on the basis of, among other things, yield, credit quality, and the fundamental outlook for currency and interest rate trends in different parts of the globe.
 The Portfolio may purchase
investment grade bonds, which are those rated "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's and unrated securities judged by the Subadviser to be of equivalent quality. The Portfolio may also invest up to 15% of its total assets in debt securities which are rated below investment grade. The Portfolio currently does not intend to invest more than 5% of its assets in debt securities rated below investment grade. These lower quality securities are commonly called "junk bonds." For a description of the risks associated with lower quality debt securities, see "Investment Risks," below. Changes in interest rates will affect the market value of fixed-income investments made by the Portfolio, as discussed in "Investment Risks," below.

      The Portfolio may enter into forward contracts, which are foreign currency exchange contracts, to manage the Portfolio's exposure to variations in foreign exchange rates. The Portfolio may also buy or sell futures and options contracts relating to foreign currencies or purchase securities indexed to foreign currencies. See "Investment Techniques and Strategies," below for additional information.

      In appropriate circumstances, such as when a direct investment cannot be made by the Portfolio in the securities of a particular country or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), invest in the securities of closed-end investment companies that invest in foreign securities. Since the Portfolio's shareholders would be subject to additional fees, including management fees, for any Portfolio assets invested in closed-end funds, the Subadviser will make such investments only if, in its opinion, the potential returns justify incurring the additional expense.

      International investing can help investors reduce their overall portfolio risk through diversification. In addition, international investing enables investors to benefit from foreign economies that may have more favorable growth rates than the United States economy. However, international investments, particularly investments in developing countries, are subject to special risks. For a description of these risks, see "Investment Risks," below.

The LifeSpan Portfolios. There are three LifeSpan Portfolios, each of which is an asset allocation fund that seeks to achieve its objective by allocating its assets between two broad classes of investments-stocks and bonds. The stock class includes equity securities of all types and the bond class includes a variety of fixed income investments. Within those broad classes are investment components among which the Portfolio's assets are further allocated. The three LifeSpan Portfolios are:

      LifeSpan Capital Appreciation Portfolio which seeks long-term capital appreciation (current income is not a primary consideration);

      LifeSpan Balanced Portfolio which seeks a blend of capital appreciation and income; and

      LifeSpan Diversified Income Portfolio which seeks high current income with opportunities for capital appreciation.

      Allocating assets among different types of investments allows each Portfolio to take advantage of a greater variety of opportunities than funds that invest in only one investment class, but also subjects the Portfolio to the risks of those types of investments.
The general risks of stock and fixed
income investments are discussed in "Investment Risks," below.

      The  Manager  has the  ability to  allocate a  Portfolio's  assets  within specified ranges. A Portfolio's normal allocation indicates the benchmark for its combination of investments in each asset class over time. As market and economic conditions change, however, the Manager may adjust the asset mix between the stock and bond classes within a normal asset allocation range as long as the relative risk and return characteristics of the respective Portfolios remain distinct and each Portfolio's investment objective is preserved. The Manager will review normal allocations between the stock and bond classes quarterly and, if necessary, will rebalance the investment allocation at that time.

Additional adjustments may be made at any time if in the judgment of the Manager an asset allocation shift of 5% or more appears warranted.

      o The Portfolio Components. The Manager will diversify each LifeSpan Portfolio's stock investments among four stock components: international stocks, value/growth stocks, growth and income stocks and small-capitalization growth stocks ("small-cap" stocks). Each stock component is also permitted to invest a portion of its assets in bonds when the Manager or relevant Subadviser determines that increased flexibility in portfolio management is desirable to enhance the potential for appreciation or income. The Manager will diversify a Portfolio's bond investments among three bond components: government and corporate bonds, high yield/high risk bonds (also called "junk bonds") and short-term bonds. There is no requirement that the Manager allocate a Portfolio's assets among all stock or bond components at all times. These stock and bond components have been selected because the Manager believes that this additional level of asset diversification will provide each Portfolio with the potential for higher returns with lower overall volatility. Each Portfolio's normal allocation and potential range of allocations are shown in the chart below.

-------------------------------------------------------------------

                       Capital                      Diversified
                     Appreciation     Balanced        Income
                      Portfolio       Portfolio      Portfolio
-------------------------------------------------------------------
-------------------------------------------------------------------
-------------------------------------------------------------------
-------------------------------------------------------------------


Asset Classes and    Normal         Normal          Normal
Components           AllocationRangeAllocationRange AllocationRange
-------------------------------------------------------------------

Stocks                 80%70-90%       60%50-70%      25%15-35%
-------------------------------------------------------------------

  International        20%15-25%       15% 5-20%       0%    0%
-------------------------------------------------------------------

  Value/Growth         20%15-30%       15%10-25%       0%    0%
-------------------------------------------------------------------

  Growth/Income        20%15-30%       15%10-25%      25%15-35%
-------------------------------------------------------------------

  Small Cap            20%15-25%       15% 5-20%       0%    0%
-------------------------------------------------------------------

Bonds                  20%10-30%       40%30-50%      75%65-85%
-------------------------------------------------------------------

  Government/Corporate10%   5-15%      15%10-25%      35%30-45%
-------------------------------------------------------------------

  High Yield/High Risk Bonds 10% 5-15% 15%5-20%      15%  5-20%
-------------------------------------------------------------------

  Short Term Bonds            0%  0%        10% 5-20%       25%15-30%
-------------------------------------------------------------------


      All percentage limitations are applied at the time of purchase of a security. The Manager may rebalance the asset allocations quarterly to realign them in response to market conditions. Once the Manager has determined the weighting of the stock and bond asset classes and the components of each LifeSpan Portfolio, the Manager or the relevant subadviser will then select the individual securities to be included in each component.

      o Subadvisers. The Manager has engaged three subadvisers (each is referred to as a "Subadviser" and together they are referred to as the "Subadvisers") to manage a portion of the assets of the LifeSpan Portfolios. Each Subadviser manages the portion of a Portfolio's assets invested in the particular component assigned to it by the Manager. The Manager has assigned the management of the components as follows:


Subadviser                          Portfolio Component

Babson-Stewart                      International Stocks
Pilgrim Baxter & Associates, Ltd.   Small Cap Stocks
BEA Associates                      High Yield/High Risk Bonds

      The Manager manages the remaining components using its own investment management personnel. See "How the Portfolios are Managed" below for additional information.

      o Stock Investments. Each LifeSpan Portfolio will invest the portion of its assets which are allocated to stock investments among four components each of which invests principally in equity securities. Each component differs with respect to investment criteria and characteristics as described below.

      o  International  Component.  This  component  seeks  long-term  growth of capital primarily through a diversified portfolio of marketable international equity securities. The investments in the international component normally will be allocated among several countries. In addition, up to 25% of the assets in this component may be invested in stocks and bonds of companies based in emerging countries. The component's assets generally will be invested in equity securities of seasoned companies that are listed on foreign stock exchanges and which are considered to have attractive characteristics as to profitability, growth and financial resources. "Seasoned" companies are those known for the quality and acceptance of their products or services and for their ability to generate profits. There are no issuer capitalization limits on investments. Stocks will be selected based on a number of criteria, including fundamental and valuation analysis, but investments are not based on the integration of any particular analytical disciplines. Consistent with the provisions of the Investment Company Act, the component's assets may be invested in the securities of closed-end investment companies that invest in foreign securities. A portion of the international component's investments may be held in corporate bonds and government securities of foreign issuers and cash and short-term instruments. The special risks of investing in foreign securities and in emerging markets are described in "Investment Risks," below.

      o Value/Growth Component. This component seeks to achieve long-term growth of capital primarily through investments in common stocks with both low price-earnings ratios and better than anticipated earnings. Realization of current income is not a primary consideration. Stocks with low price-earnings ratios and the potential for favorable earnings surprises are identified by the Manager, which then uses fundamental securities analysis to select individual stocks for purchase. When the price earnings ratio of a stock held by the value/growth component moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, the Manager may consider selling the stock. Up to 15% of the component's assets may be invested in stocks of foreign issuers that generally have a substantial portion of their business in the United States, and in American Depository Receipts (ADRs) for foreign stocks. A portion of the component's assets may be held in cash and in short-term investments.

      o  Growth/Income  Component.  This component seeks to enhance the Portfolio's total return
through capital  appreciation  and dividend  income  primarily from investments in common stocks with
low price-earnings ratios, better-than-anticipated earnings and better-than-market-average dividend yields. Stocks with low price-earnings ratios (for example, below the price-earnings ratio of the S&P 500 Index), the potential for favorable earnings surprises and above-average yields are identified by the Manager, which then uses fundamental securities analysis to select individual stocks for this component. When the price-earnings ratio of a stock held by the component moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, or when the yield drops significantly below the market yield, normally that stock will be sold. Up to 15% of the component's assets may be invested in stocks of foreign issuers that generally have a substantial portion of their business in the United States, and in ADRs. A portion of the component's investments may be held in investment grade or below investment grade convertible securities, corporate bonds and U.S. Government securities, cash and short-term instruments.

      o Small Cap Component. This component seeks long-term growth of capital primarily through investments in stocks of companies with relatively small market capitalization, typically between $250 million to $1.5 billion. Capitalization is the aggregate value of a company's stock, or its price per share times the number of shares outstanding. Current income is a secondary consideration. When selecting individual securities for the component's portfolio, the Subadviser seeks companies that have an outlook for strong growth in earnings and the potential for significant capital appreciation, particularly in industry segments that are experiencing rapid growth. Securities will be sold when the Subadviser believes that anticipated appreciation is no longer probable and that alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. A portion of the component's investments may also be held in cash and short-term instruments.

      o Bond Investments. Each LifeSpan Portfolio will invest those assets which are allocated to the bond class among three components, each of which invests in an array of fixed-income securities as described below:

      o Government/Corporate Component. This component seeks current income and the potential for capital appreciation primarily through investments in fixed-income debt securities, including investment grade corporate debt obligations of U.S. and foreign issuers and securities issued by the U.S. Government and its agencies and instrumentalities or by foreign governments. Although the component may invest in securities with maturities across the entire slope of the yield curve, including long bonds (having maturities of 10 or more years), intermediate notes (with maturities of 3 to 10 years) and short term notes (with maturities of 1 to 3 years), the Manager expects that normally the component will have an intermediate average maturity and duration. The Manager may take into account prepayment features when determining the maturity of an investment. The Manager's investment strategy includes the purchase of bonds that are underpriced relative to other debt securities having similar risk profiles. The Manager evaluates a broad array of factors, including maturity, creditworthiness, cash flow certainty and interest rate volatility, and compares yields in relation to trends in the economy, the financial and commodity markets and prevailing interest rates. The component may also invest a portion of its assets in cash and short-term instruments.

      o High Yield/High Risk Bond Component. This component seeks to earn as high a level of current income as is consistent with the risks associated with high yield investments. The component's assets are invested primarily in bonds that are rated "BB" or lower by Standard & Poor's or "Ba" or lower by Moody's or comparable ratings from other rating organizations, or, if not rated, that are deemed by the Subadviser to be of comparable quality to rated securities in those categories. These are commonly referred to as "junk bonds." This component may invest in bonds that are in default. Bonds in default are not making interest or principal payments on the date due. The Subadviser employs an active sector rotational style utilizing all sectors of the high yield market, with an emphasis on diversification to control risk. The Subadviser typically favors higher quality companies in the non-investment grade market, senior debt over junior debt, and secured over unsecured investments. The Subadviser screens individual securities for such characteristics as minimum yield and issue size, issue liquidity and financial and operational strength. In-depth credit research is then conducted to arrive at a core group of securities within the high yield universe for the component. Continuous credit monitoring and adherence to sell disciplines associated with both price appreciation and depreciation are utilized to seek the overall yield and price objectives of the component. The component may also invest a portion of its assets in cash and short-term instruments. The special risks of investing in below investment grade securities are described in "Investment Risks," below.

      o Short-Term Bond Component. (All Portfolios except Capital Appreciation Portfolio) This component seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in debt obligations of U.S. and foreign issuers and securities issued by the U.S. Government and its agencies and instrumentalities and by foreign governments. This component invests primarily in fixed-income securities generally maturing within five years of the date of purchase, or in securities having prepayment or similar features which, in the view of the Manager, give the instrument a remaining effective maturity of up to five years. It is anticipated that the average dollar weighted maturity of the component will generally range between two and three years. The Manager's investment management process incorporates analysis of an issuer's debt service capability, financial flexibility and liquidity, as well as the fundamental trends and the outlook for an issuer and its industry. Credit risk management is also an important factor. The Manager conducts credit research, and carefully selects individual issues. The Manager attempts to broadly diversify portfolio holdings by industry sector and issuer. The Manager believes that determination of an issuer's attractiveness relative to alternative issues and valuations within the marketplace are important considerations in its investment decision-making. The component may also invest a portion of its assets in cash and money market securities.

Can a Portfolio's Investment Objective and Policies Change? Each Portfolio has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, a Portfolio uses certain investment techniques and strategies in carrying out those investment policies. A Portfolio's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental."

Each Portfolio's investment objective is not a fundamental policy. Portfolio shareholders will be given 30 days' advance written notice of a change to a Portfolio's investment objective.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of a Portfolio's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares
(and this term is explained in the
Statement of Additional Information). The Company's Board of Directors may change a Portfolio's non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Portfolio Turnover. "Portfolio Turnover" describes the rate at which the Portfolio traded its portfolio securities during its last fiscal year. For example, if a Portfolio sold all of its securities during the year, its portfolio turnover rate would have been 100%.
 Portfolio turnover affects
brokerage costs the Portfolio pays. While short-term trading increases portfolio turnover and may increase the Portfolios' transaction costs, the Portfolios incur little or no brokerage costs for U.S. Government and most fixed income securities. The Financial Highlights tables above show each Portfolio's turnover rates during prior fiscal years.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk"), or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed income investment to pay interest and repay principal (this is referred to as "credit risk."). These general investment risks, and the special risks of certain types of investments that some of the Portfolios may hold are described below. They affect the value of a Portfolio's investments, its investment performance, and the price of its shares. These risks collectively form the risk profile of a particular Portfolio. Certain of the Portfolios are more aggressive than others, and therefore entail more risk.

      While the Manager (and Subadvisers in the applicable Portfolios) try to reduce risks by diversifying investments, by carefully researching securities before they are purchased for a Portfolio, and in some cases by using hedging techniques, there is no assurance that the Portfolios will achieve their investment objectives, and when shares of a Portfolio are redeemed, they may be worth more or less than their original cost.

      o Stock Investment Risks. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect a Portfolio's net asset values per share, which will fluctuate as the values of the portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. Each Portfolio attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of a Portfolio's assets in any one company. Small cap stocks may be more volatile than those of more highly capitalized issuers.

      o Risks of Debt Securities. Debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by a Portfolio mean that the Portfolio's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Portfolio's investments in debt securities. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds are subject to greater credit risk than higher-rated bonds. See "Special Risks of Investing in Lower-Grade Securities," below.

      o Special Risks of Investing in Lower-Grade Securities. Each Portfolio can invest in high-yield, below investment grade debt securities (including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds." They generally offer higher income potential than investment grade securities. Lower-grade securities have a rating below "BBB" by Standard & Poor's or "Baa" by Moody's or similar ratings by other domestic or foreign rating organizations, or they are not rated by a nationally-recognized rating organization, but the Manager judges them to be comparable to lower-rated securities. Total Return Portfolio and Growth Portfolio may not invest in lower-rated securities rated below "B" by Moody's or Standard & Poor's or other rating services. Each of those Portfolios may retain securities whose ratings fall below "B" after purchase unless and until the Manager determines that disposing of the securities is in the best interests of the respective Portfolio. Each LifeSpan Portfolio may invest in securities rated as low as "D" by Standard & Poor's or "C" by Moody's or other rating services. Appendix A to this Prospectus describes the rating categories of Moody's and Standard & Poor's.

      All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described below. Further, a decline in the high-yield bond market is likely during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield securities and adversely affect the value of outstanding securities and the ability of issuers to repay principal and interest. These risks mean that a Portfolio may not achieve the expected income from lower-grade securities, and that a Portfolio's net asset value per share may be affected by declines in value of these securities.

      o Foreign  Securities  Have Special Risks.  There are special risks in investing in foreign
securities  and in securities  issued by companies and  governments located in emerging market
countries.   Because  each   Portfolio   may  purchase   securities
denominated in foreign currencies or
traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of those foreign securities. Foreign issuers are not required to use generally-accepted accounting principles that apply to U.S. issuers. If foreign securities are not registered for sale in the U.S. under U.S.
securities laws, the issuer does not have to comply with the disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      In addition, it is generally more difficult to obtain court judgements outside the U.S. if a Portfolio were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

      o Special  Risks of Investing in Emerging  Market  Countries.
The Portfolios' definition
of "emerging countries" includes any country that is defined as an emerging or developing economy by the International Bank for Reconstruction and Development, the International Finance Committee, the United Nations or its authorities, or the MSCI Emerging Markets Index. Investments in emerging market countries may involve risks in addition to those that generally apply to investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, so that a Portfolio might not receive principal and/or income on a timely basis and its net asset values could be affected. Emerging market countries may have smaller, less well-developed markets and exchanges; there may be a lack of liquidity for emerging market securities. Interest rates and foreign currency exchange rates may be more volatile than in more developed markets. Sovereign limitations on foreign investments may be more likely to be imposed. There may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

      o Hedging Instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management.
If the Manager or a Subadviser uses
a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Portfolio's return. A Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of a Portfolio's income and distributions. There are also special risks in particular hedging strategies. For example, if a covered call written by a Portfolio is exercised on an investment that has increased in value, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. A Portfolio could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

      o  There  are  special   risks  in  investing  in  derivative
investments. The Portfolios may invest
in  different  types  of  derivatives.  In  general,  a  derivative investment is a specially designed investment
whose   performance  is  linked  to  the   performance  of  another
investment or security, such as an option, future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, might not perform the way the Manager or relevant Subadviser expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager or relevant Subadviser. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that a Portfolio will realize less principal or income from the investment than expected. Certain derivative investments held by a Portfolio may be illiquid. Please refer to "Illiquid and Restricted Securities."

Investment Techniques and Strategies

The Portfolios may use the investment techniques and strategies described below, each of which involves certain risks. Not all of the Portfolios use all of these techniques and strategies, and each section indicates which Portfolios use a particular technique or strategy. The Statement of Additional Information contains more detailed information about these practices, including limitations on their use that may help to reduce some of the risks.

      o Foreign Securities. (All Portfolios). Foreign securities offer special investment opportunities but also entail special risks, described above. Neither the Growth Portfolio nor the Total Return Portfolio may invest more than 10% of its total assets in foreign securities, except the following securities, in which such Portfolios may invest up to 25% of their total assets: foreign equity and debt securities (i) issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, and (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange.

      o ADRs, EDRs and GDRs. (All Portfolios). ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. To the extent a Portfolio acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond in a timely manner to corporate actions such as stock splits or rights offerings involving the foreign issuer. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      o Convertible Securities (All Portfolios). Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds. The Manager generally analyzes these investments from the perspective of the growth potential of the underlying stock and treats them as "equity substitutes."

      o Debt Securities. Each Portfolio may purchase a variety of debt securities. Debt securities include corporate debt obligations, U.S. Government securities, mortgage-backed and asset-backed securities, adjustable rate securities, "stripped" securities, custodial receipts for Treasury certificates, zero coupon bonds, equipment trust certificates, loan participation notes, structured notes and money market instruments. The issuer of a debt security normally pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Debt securities have varying degrees of credit quality and respond differently to changes in interest rates.

      Some debt securities, such as zero coupon bonds, do not pay interest but are purchased at a discount from their face value. However, they accrue income for tax and accounting purposes, which must be distributed to shareholders. Because no cash is received by a Portfolio at such accrual periods, the Portfolio may be required to liquidate other securities to meet distribution requirements.

      o U.S. Government Securities. (All Portfolios). U.S. Government Securities include debt securities issued by the U.S. Government, or its agencies and instrumentalities. Certain U.S.
Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA") are supported by the full faith and credit of the U.S. Government, which in general terms means that the U.S.
Treasury   stands  behind  the  obligation  to  pay  principal  and
interest.

      GNMA  certificates  are  one  type  of  mortgage-related  U.S.  Government
Securities in which a Portfolio may invest. Other mortgage-related U.S. Government Securities the Portfolios invest in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("FHLMC"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("FNMA") or the Student Loan Marketing Association and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate. The Growth Portfolio and International Equity Portfolio may not purchase mortgage-backed securities.

      The value of U.S. Government Securities will fluctuate until they mature depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when a Portfolio holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained below, under "Hedging."

      o Collateralized Mortgage Obligations. (All Portfolios except Growth Portfolio and International Equity Portfolio). Collateralized mortgage obligations ("CMOs") generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of the interest and principal generated by the pool of mortgages relating to the CMOs are passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.

      Certain CMOs are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "principal-only" or "P/O" security) and the other which receives some or all of the interest (and is known as an "interest-only" or "I/O" security). P/Os and I/Os are generally referred to as "derivative investments," discussed further below. The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, a Portfolio will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, a Portfolio might receive back less than its investment. The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

      Private-issuer stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, most private-issuer stripped securities may be deemed "illiquid." If a Portfolio holds illiquid stripped securities, the amount it can hold will be subject to the Portfolio's investment policy limiting investments in illiquid securities to 15% of the Portfolio's net assets.

      o Asset-backed Securities. (All Portfolios except Growth Portfolio and International Equity Portfolio). Asset-backed securities represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as one of the Portfolios. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

      o Inverse Floating Rate Instruments. (All Portfolios except Growth Portfolio and International Equity Portfolio). Inverse floating rate debt instruments ("inverse floaters") include leveraged inverse floaters and inverse floating rate mortgage-backed securities, such as inverse floating rate "interest only" stripped mortgage-backed securities. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

      o Mortgage Dollar Rolls. (Total Return Portfolio only). Certain Portfolios may invest up to 20% of their total assets in mortgage dollar rolls. In a mortgage dollar roll the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. All rolls entered into by the Portfolio will be covered rolls. Covered rolls are not treated as a borrowing or other senior security and are excluded from the calculation of a Portfolio's borrowings and other senior securities. The Portfolio is also permitted to purchase mortgage-backed securities and to sell such securities without regard to the length of time held in separate transactions that do not constitute dollar rolls. For financial reporting and tax purposes, the Portfolio treats mortgage rolls as two separate transactions: one involving the purchase of securities and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

      o Structured Notes (All Portfolios except International Equity Portfolio and Growth Portfolio) A structured note is a debt security having an interest rate or principal repayment requirement based on the performance of a benchmark asset or market, such as stock prices, currency exchange rates and commodity prices. They provide exposure to the benchmark market while fixing the maximum loss if the market does not perform as expected.
Depending on the terms of the note,
a Portfolio could forego all or part of the interest and principal that would be payable on a comparable conventional note, and the Portfolio's loss could not exceed that amount.

      o Eurodollar and Yankee Dollar Bank Obligations. (All Portfolios). The Portfolios may also invest in obligations of foreign branches of U.S. banks referred to as Eurodollar obligations and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investment in securities of U.S. banks.

      o Short-term Debt Securities. (All Portfolios). Each Portfolio may invest in high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; bank participation certificates; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings and loan associations. When the Manager believes it appropriate for temporary defensive purposes or for liquidity purposes, each Portfolio may hold cash or invest without limit in money market instruments.

      o  Warrants  and  Rights.  (All  Portfolios).   Warrants  are
options to purchase stock at set
prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. A Portfolio may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants a Portfolio has acquired as part of units with other securities or that are attached to other securities. No more than 2% of a Portfolio's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange.

      o Small, Unseasoned Companies. (LifeSpan Portfolios only). Each LifeSpan Portfolio may invest no more than 5% of its total assets in securities of small, unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors. Securities of these companies may have limited liquidity (which means that a Portfolio may have difficulty selling them at an acceptable price when it wants to) and the price of these securities may be volatile.

      o Loans of Portfolio Securities. (All Portfolios). To attempt to increase its income or raise cash for liquidity purposes, each Portfolio may lend its portfolio securities, in transactions other than repurchase agreements, to brokers, dealers and other financial institutions. A Portfolio must receive collateral for a loan. As a matter of non-fundamental operating policy, the Manager limits such loans to 10% of the Portfolio's total assets, and such loans are subject to other conditions described in the Statement of Additional Information.

      o "When-Issued" and Delayed Delivery Transactions. (All Portfolios). Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to a Portfolio if the value of the security declines prior to the settlement date.

      o Repurchase Agreements. (All Portfolios). Each Portfolio may enter into repurchase agreements. In a repurchase transaction, a Portfolio buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, a Portfolio may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

      o Illiquid and Restricted Securities. (All Portfolios). Under the policies established by the Company's Board of Directors, the Manager determines the liquidity of certain of the Portfolios' investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Portfolios will not invest more than 15% of their net assets in illiquid or restricted securities (excluding restricted securities eligible for resale to qualified institutional investors). The Manager monitors holdings of illiquid securities on an ongoing basis and at times a Portfolio may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      o  Hedging.  (All  Portfolios).   All  Portfolios  may  write
(sell) and International Equity
Portfolio may also purchase,  exchange  traded covered call options
(the LifeSpan Portfolios are not
limited to purchasing exchange traded options) on securities, securities indices and foreign currencies, in each case as a hedge against decreases in prices of existing portfolio securities or increases in prices of securities whose purchase is anticipated. The International Equity Portfolio and the international component of the LifeSpan Portfolios may purchase options on currency in the over-the-counter ("OTC") markets. The Portfolios may use covered call options for non-hedging purposes as described below.

      Each LifeSpan Portfolio may not, as a non-fundamental policy, write covered call or put options with respect to more than 25% of the value of their respective total assets, invest more than 25% of its total assets in protective put options or invest more than 5% of its total assets in puts, calls, spreads or straddles, or any combination thereof, other than protective put options. The aggregate value of premiums paid on all options, other than protective put options, held by a LifeSpan Portfolio at any time will not exceed 20% of that Portfolio's total assets.

      A Portfolio may, subject to its investment policies, sell or purchase covered call options and buy and sell futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures and writing covered calls, hedge a Portfolio's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures, tend to increase a Portfolio's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on a Portfolio's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities a Portfolio owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to a Portfolio for liquidity purposes or may be for defensive reasons, or to raise cash to distribute to shareholders. Hedging strategies entail special risks, described in "Investment Risks," above.

      o Futures. To hedge against changes in interest rates, securities prices or currency exchange rates, each Portfolio may, subject to its investment objectives and policies, purchase and sell various kinds of futures contracts and International Equity Portfolio and the international portions of the LifeSpan Portfolios may purchase and write call and put options on any futures contracts. A Portfolio may also enter into closing purchase and sale transactions with respect to these contracts and options. Futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices.

      Each Portfolio may purchase and sell futures contracts on stock indices and sell options on such futures. The Total Return Portfolio and each LifeSpan Portfolio may purchase and sell interest rate futures and sell options on such futures. In addition, each Portfolio that may invest in securities that are denominated in foreign currency may purchase and sell futures on currencies. The International Equity Portfolio and the LifeSpan Portfolios may purchase and sell options on such futures. A Portfolio will engage in futures and related options transactions only for bona fide hedging and non-hedging purposes as permitted in regulations of the Commodity Futures Trading Commission. No Portfolio will enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

      o Covered Call Options. A Portfolio may write (that is, sell) call options on securities, indices and foreign currencies for hedging or non-hedging purposes and write call options on Futures for hedging purposes but only if they are "covered." This means a Portfolio owns the investment on which the call was written. Calls on Futures must be covered by securities or other liquid assets a Portfolio owns and segregates to enable it to satisfy its obligations if the call is exercised. When a Portfolio writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from a Portfolio at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Portfolio keeps the cash premium (and the investment). After a Portfolio writes a call, not more than 20% of the value of its total assets may be subject to calls.

      A Portfolio may sell covered call options that are traded on U.S. or foreign securities or commodity exchanges or which are issued by the Options Clearing Corporation. In the case of foreign currency options, they may be quoted by major recognized dealers in those options. The International Equity Portfolio and the international component of the respective LifeSpan Portfolios may purchase options on currency in the over-the-counter markets.

      o Forward Contracts. (All Portfolios). Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Portfolio uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Portfolio has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. A Portfolio may also use "cross hedging," where the Portfolio hedges against changes in currencies other than the currency in which a security it holds is denominated. No Portfolio will speculate in foreign exchange.

      o  Interest  Rate  Swaps.  (LifeSpan  Portfolios  only).  The
LifeSpan Portfolios may enter into
interest rate swaps both for hedging and to seek to increase total return. In an interest rate swap, the Portfolio and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Portfolio enters into swaps only on a net basis, which means the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will segregate liquid assets of any kind (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Each Portfolio will not invest more than 25% of its assets in interest rate swap transactions and only on securities it owns.

      o Derivative Investments. (All Portfolios). A Portfolio may not purchase or sell physical commodities; however, a Portfolio may purchase and sell foreign currency in hedging transactions.
The restriction against purchasing commodities shall not prevent a Portfolio from buying or selling futures contracts or from investing in securities or other instruments backed by physical commodities.

      Derivative investments may be used by a Portfolio in some cases for hedging purposes and in other cases to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered derivative investments, and other examples of derivatives are CMOs, stripped securities, asset-backed securities, structured notes and floating interest rate securities. Some of the special risks of derivatives are described in "Investment Risks," above.

      Index-linked or commodity-linked notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. A Portfolio may invest in debt exchangeable for common stock of an issuer or equity-linked debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

      o Temporary Defensive Investments. (All Portfolios). When stock or bond market prices are falling or in other unusual economic or business circumstances, each Portfolio may invest substantially all of its assets in cash equivalents, cash, or short-term money market instruments for temporary defensive purposes.

Other Investment Restrictions. The Portfolios have other investment restrictions which are "fundamental" policies. A Portfolio cannot deviate from its other fundamental policies described in "Investment Objectives and Policies" and "Other Investment Techniques and Strategies" in the Statement of Additional Information.

      o Each Portfolio, other than the LifeSpan Portfolios, may not:

      o Borrow amounts in excess of 10% of the Portfolio's total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or make investments in portfolio securities while such outstanding borrowings exceed 5% of the Portfolio's total assets.

      o (a) Invest more than 5% of the Portfolio's total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government agency securities) of any one issuer (including repurchase agreements with any one bank); and (b) purchase more than either (i) 10% of the principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

      o Invest more than 25% of its assets in securities of issuers in any single industry, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (e.g., gas, gas transmission, electric or telephone) shall be considered a separate industry. This test shall be applied on a pro forma basis using the market value of all assets immediately prior to making any investment. (This restriction does not apply to the International Equity Portfolio). (Each Portfolio subject to this restriction has undertaken to apply it to 25% or more of its assets.)

      o  Each LifeSpan Portfolio may not:

      o Borrow money, except from banks for temporary purposes in amounts not in excess of 331/3% of the value of its assets. Borrowings may also be made for liquidity purposes to satisfy redemption requests when liquidation of portfolio securities is considered inconvenient or disadvantageous. However, a Portfolio may enter into futures contracts, options on futures contracts, securities or indices and when-issued and delayed delivery transactions.

      o With respect to 75% of its total assets, purchase any securities (other than U.S. Government Securities) that would cause more than 5% of a Portfolio's total assets to be invested in securities of a single issuer, or purchase more than 10% of the outstanding voting securities of an issuer.

      o Invest more than 25% of its assets in securities of issuers in any single industry, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (e.g., gas, gas transmission, electric or telephone) shall be considered a separate industry. This test shall be applied on a pro forma basis using the market value of all assets immediately prior to making any investment. (The Portfolios have undertaken to apply this restriction to 25% or more of their assets.)

      Unless this Prospectus states that a percentage restriction applies continuously, it applies only at the time the Portfolio makes an investment, and the Portfolio need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Portfolio. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Portfolios Are Managed

Organization and History. The Company was organized in 1981 as a Maryland corporation. The
Company is an open-end management investment company. Organized as a series fund, the Company presently has seven diversified series.

      The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee each Portfolio's activities, review its performance, and review the actions of the Manager and Subadvisers. "Directors and Officers of the Portfolios" in the Statement of Additional Information names the Directors and officers of the Portfolios and provides more information about them. Although the Company will not normally hold annual meetings of shareholders, the Company may hold shareholder meetings from time to time on important matters, and call a meeting of shareholders upon proper request of all shareholders of the Company. The Directors may also take other action described in the Company's Articles of Incorporation. On matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. Separate votes by Portfolio are required for matters relating to all Portfolios but affecting the Portfolios differently. An insurance company issuing a variable contract for which shares of a Portfolio are held by the insurance company's separate account will vote the shares in accordance with applicable law, which currently requires the insurance company to request voting instructions from policy owners and to vote the shares in proportion to the voting instructions received. For more information, please refer to your insurance company's separate account prospectus.

      The Board of Directors has the power, without shareholder approval, to classify or reclassify unissued shares of the Company into additional series. Shares of each Portfolio currently consist of a single class and have equal rights as to voting, redemption, dividends and liquidation with respect to that Portfolio. Shares are freely transferrable. Please refer to "How the Portfolios are Managed" in the Statement of Additional Information for further information on voting of shares.

The Manager, The Subadvisers and their Affiliates. The Portfolios are managed by the Manager, OppenheimerFunds, Inc., which supervises each Portfolio's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under separate Investment Advisory Agreements for each Portfolio which state the Manager's responsibilities. The Agreements set forth the fees paid by a Portfolio to the Manager, and describe the expenses that a Portfolio is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manage investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Company by the Manager, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Furthermore, their services may be impared at that time as a result of the interaction of their systems with the systems of other service providers whose systems cannot deal with the year 2000.

      o The Subadvisers. The Manager has engaged three Subadvisers to provide day-to-day portfolio management for certain components of the LifeSpan Portfolios. The Manager has engaged Babson-Stewart to provide day-to-day portfolio management services to the International Equity Portfolio and for the international components of the Capital Appreciation Portfolio and Balanced Portfolio. Babson-Stewart, One Memorial Drive, Cambridge, MA 02142, was originally established in 1987. The general partners of Babson-Stewart are David
L. Babson & Co., which is an indirect subsidiary of Massachusetts Mutual Life Insurance Company, and Stewart Ivory & Co., Ltd. As of December 31, 1997, Babson-Stewart, together with its global affiliate, had approximately $4.5 billion in assets under management.

      BEA Associates, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, NY 10022, the Subadviser to the high yield/high risk bond component of the LifeSpan Portfolios, has been providing fixed-income and equity management services to institutional clients since 1984. BEA is a partnership between Credit Suisse Capital Corporation and CS Advisors Corp. As of December 31, 1997, BEA Associates, together with its global affiliate, had $128 billion in assets under management.

      Pilgrim Baxter, 825 Duportail Road, Wayne, PA 19087, the Subadviser to the small cap component of the Capital Appreciation and Balanced Portfolios, was established in 1982 to provide specialized equity management for institutional investors including other investment companies. Pilgrim Baxter is a wholly-owned subsidiary of United Asset Management Corporation. As of December 31, 1997, Pilgrim Baxter had over $16 billion in assets under management.

      Each Subadviser is responsible for choosing the investments of its respective component for each Portfolio and its duties and responsibilities are set forth in its respective contract with the Manager. Babson-Stewart is responsible for choosing all investments for the International Equity Portfolio. The Manager, not the Portfolios, pays the Subadvisers.

      o Portfolio Managers. The Manager supervises each Portfolio's investment program and regularly reviews the asset allocation among each Portfolio's classes and components. The Manager's personnel manage certain of the components. The Portfolio Managers of each component are listed below.

                          Year
                          Became
Portfolio/Principal       Portfolio   Business Experience
Portfolio Manager         Manager     (last 5 years)
-------------------------------------------------------------------

Total Return Portfolio
Peter M. Antos,
C.F.A.                    1989        Principal  Portfolio  Manager
                                      of the Portfolio;  Senior
                                      Vice  President and Portfolio
                                      Manager of the Portfolios
                                      and  of  the  Manager  (since
                                      March, 1996); Senior Vice

                                      President of HarbourView  Asset Management
                                      Corporation   ("HarbourView");   portfolio
                                      manager   of  other   Oppenheimer   funds;
                                      previously   Vice   President  and  Senior
                                      Portfolio Manager, Equities-G.R. Phelps, a
                                      subsidiary  of  Connecticut   Mutual  Life
                                      Insurance Company (1989-1996).
Michael C. Strathearn,
C.F.A.                    1988        Vice  President and Portfolio
                                      Manager of the Portfolio
                                      and  of  the  Manager  (since
                                      March, 1996); Vice
                                      President   of   HarbourView;
                                      Portfolio Manager of other
                                      Oppenheimer            funds;
                                      previously     a    Portfolio
                                      Manager,
                                      Equities-Connecticut   Mutual
                                      Life Insurance Company
                                      (1988-1996)
      Stephen F. Libera,
C.F.A.                    1985        Vice  President and Portfolio
                                      Manager of the Portfolio
                                      and  of  the  Manager  (since
                                      March 1996); Vice
                                      President   of   HarbourView;
                                      Portfolio Manager of other
                                      Oppenheimer            funds;
                                      previously Vice President and
                                      Senior   Portfolio   Manager,
                                      Fixed Income-G.R. Phelps
                                      1985-1996).

Kenneth B. White,
C.F.A.                    1992        Vice  President and Portfolio
                                      Manager of the Portfolio
                                      and   the    Manager    since
                                      March, 1996; Vice President
                                      of   HarbourView;   Portfolio
                                      Manager of other
                                      Oppenheimer            funds;
                                      previously     a    Portfolio
                                      Manager,
                                      Equities-Connecticut   Mutual
                                      Life Insurance Company
                                      (1987-1996).

Arthur Zimmer             1996        Vice  President and Portfolio
                                      Manager of the Manager
                                      and     Centennial      Asset
                                      Management Corporation; an
                                      officer        of       other
                                      Oppenheimer funds.
-------------------------------------------------------------------

Growth Portfolio
Peter M. Antos,
C.F.A.                    1989        (see biographical data above)

Michael C. Strathearn,
C.F.A.                    1988        (see biographical data above)


Kenneth B. White,
C.F.A.                    1992        (see biographical data above)
-------------------------------------------------------------------

International Equity Portfolio
(Babson-Stewart)
James W. Burns            1996        Managing            Director,
                                      Babson-Stewart (1993-present)
                                      and  Director,  Stewart Ivory
                                      & Co., Ltd. (since 1990).

John G.L. Wright               1996     Managing          Director,
                                        Babson-Stewart
                                        (1987-present);   Director,
                                        Stewart Ivory & Co., Ltd.
                                        (since 1971).
-------------------------------------------------------------------

The Components of the LifeSpan Portfolios
International Component

(Babson-Stewart)
James W. Burns            1996        (see biographical data above)

John G.L. Wright               1996     (see    biographical   data
      above)
-------------------------------------------------------------------

Value/Growth and Growth/Income Components
(the Manager)
Peter M. Antos,
C.F.A.                    1995        (see biographical data above)

Michael C. Strathearn,
C.F.A.                    1995        (see biographical data above)

Kenneth B. White,
C.F.A.                    1995        (see biographical data above)
-------------------------------------------------------------------

Small Cap Component
(Pilgrim Baxter)
Gary L. Pilgrim,
C.F.A.                    1995        Director,           President
                                      (1985-1997).

Michael D. Jones,
C.F.A.                    1995        Principal  Portfolio  Manager
                                      of the Portfolio and
                                      Analyst,    Pilgrim    Baxter
                                      (since 1995); Vice
                                      President/Portfolio  Manager,
                                      Bank of New York
                                      (1990-1995).
-------------------------------------------------------------------

Government Securities/Corporate Bonds Component
(the Manager)
Stephen F. Libera,
C.F.A.                    1992        (see biographical data above)
-------------------------------------------------------------------

High Yield Bonds Component
(BEA Associates)
Richard J. Lindquist      1995        Executive  Director  and High
                                      Yield Portfolio Manager,
                                      BEA  Associates   (1995);  CS
                                      First Boston (1989-1995).
-------------------------------------------------------------------

Short-Term Bond Component
(the Manager)
Stephen F. Libera,
C.F.A.                    1992        (see biographical data above)
-------------------------------------------------------------------


      o Fees and Expenses. Under separate Investment Advisory Agreements with each Portfolio, each Portfolio pays the Manager a monthly fee equal to a percentage of the Portfolio's average daily net assets as follows: For the Total Return Portfolio, the annual rates are: 0.625% of the average daily net assets up to $600 million and 0.45% of the average daily net assets over $600 million. For the International Equity Portfolio, the annual rates are: 1.00% of the average daily net assets up to $250 million and 0.90% of average daily net assets over $250 million. For the Growth Portfolio, the annual rates are: 0.625% of the average daily net assets up to $300 million, 0.500% of the next $100 million and 0.450% of the average daily net assets over $400 million.

      Under separate Investment Advisory Agreements, the Capital Appreciation Portfolio,
Balanced   Portfolio  and  Diversified  Income  Portfolio  pay  the
Manager an annual fee equal to 0.85%,

0.85% and 0.75%, respectively, of the Portfolio's average annual net asset value up to $250 million and 0.75%, 0.75% and 0.65%, respectively on such assets over $250 million.

      Under its Investment Subadvisory Agreements with Babson-Stewart, the Manager pays Babson-Stewart a monthly fee at the following annual rates, which decline as the average daily net assets of the International Equity Portfolio and that portion of Capital Appreciation Portfolio and Balanced Portfolio allocated to Babson-Stewart grows: 0.75% of the first $10 million of average daily net assets allocated to Babson-Stewart, 0.625% of the next $15 million, 0.50% of the next $25 million and 0.375% of such assets in excess of $50 million. The portion of the net assets of all Portfolios allocated to Babson-Stewart will not be aggregated in applying these breakpoints.

      Under its Investment Subadvisory Agreements with BEA, the Manager pays BEA a quarterly fee which declines as the combined average daily net assets of each Portfolio allocated to BEA grow at the following annual rates: 0.45% of the first $25 million of combined average daily net assets allocated to BEA, 0.40% of the next $25 million, 0.35% of the next $50 million and 0.25% of the such assets in excess of $100 million.

      Under its Investment Subadvisory Agreements with Pilgrim Baxter, the Manager pays Pilgrim Baxter a monthly fee at the annual rate of 0.60% of the combined average daily net assets of the Portfolios allocated to Pilgrim Baxter. For purposes of calculating the fee payable to BEA and Pilgrim Baxter, the net asset values of that portion of the assets of each Portfolio subadvised by BEA and Pilgrim Baxter are aggregated with that portion of the net asset value of the assets of Oppenheimer Series Fund, Inc. managed by BEA and Pilgrim Baxter, respectively.

      During the fiscal year ended December 31, 1997, the management fees (computed on an annualized basis as a percentage of the net assets of the Portfolios as of the close of business each day) paid to the Manager and the total operating expenses as a percentage of average net assets of each Portfolio, were as follows:


Portfolio         Management Fees      Total Operating Expense(1)
-------------------------------------------------------------------

Total Return           0.54%           0.55%
-------------------------------------------------------------------

Growth                 0.53%           0.54%
-------------------------------------------------------------------

International Equity   1.00%           1.12%
-------------------------------------------------------------------

Capital Application (1)0.85%           0.99%
-------------------------------------------------------------------

Balanced (1)           0.85%           0.97%
-------------------------------------------------------------------

Diversified Income (1) 0.75%           0.86%
-------------------------------------------------------------------

(1)This table does not reflect expenses that apply at the Account level or to related insurance products.

      Each Portfolio pays expenses related to its daily operations, such as custodian fees, certain Directors' fees, transfer agency fees, legal and auditing costs.
Those expenses are paid out of a
Portfolio's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

More information about the Investment Advisory Agreements and the other expenses paid by the Portfolios is contained in the Statement of Additional Information.

      There is also information about the Portfolios' brokerage policies and practices in "Brokerage Policies of the Portfolios" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Portfolios' portfolio transactions. When deciding which brokers to use, the Manager and Subadvisers are permitted by the Investment Advisory Agreements to consider whether brokers have sold shares of the Portfolios or any other funds for which the Manager serves as investment adviser.

      o Shareholder Inquiries. Inquiries by policy owners for Account information are to be directed to the insurance company issuing the Account at the address or telephone number shown in the accompanying Account Prospectus.




Performance of the Portfolios

Explanation of Performance Terminology. Each Portfolio uses the term "total return" to illustrate their performance. These returns measure the performance of a hypothetical account in a Portfolio over various periods, and do not show the performance of each shareholder's account (which will vary if shares are sold or purchased). A Portfolio's performance data may help you see how well your investment has done over time and to compare it to market indices. However, the performance data published by the Portfolios does not include expenses that apply at the Account level or to related insurance products which, if considered, would reduce such performance. Since shares of the Portfolios may be purchased through a variable contract, you should carefully review the prospectus of the insurance product you have chosen for information on charges and expenses.

      It is important to understand that a Portfolio's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare a Portfolio's performance. A Portfolio's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses.

      o Total Returns. There are different types of "total returns" used to measure a Portfolio's performance. Total return is the change in value of a hypothetical investment in a Portfolio over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show a Portfolio's actual year-by-year performance.

How Have the Portfolios Performed? Below is a discussion by the Manager of the Portfolios' performance during their last fiscal year ended December 31, 1997, followed by a graphical comparison of each Portfolio's performance to an appropriate broad-based market index.

Management's Discussion of Performance.

      o Total Return Portfolio. During the fiscal year ended December 31, 1997, both the stock and bond markets were relatively strong for much of the year despite recurrent volatility. The Portfolio's investments in financial services, technology and retail stocks were among its most successful investments during the year. The Portfolio experienced disappointing returns from its investments in electric utilities. The Portfolio's fixed-income investments performed well despite market volatility, due primarily to the Manager's decision to shift into some longer-maturity bonds to take advantage of declining inflation.

      o Growth Portfolio. During the fiscal year ended December 31, 1997, the Portfolio's positive performance was primarily affected by the economic growth in the stock markets. In particular, the Portfolio realized its greatest gains in the finance, technology and retail sectors. The Portfolio realized its most disappointing performance from its investments in utilities.

      o International Equity Portfolio. During the fiscal year ended December 31, 1997, the performance of the international markets were mixed. While
European markets provided
attractive returns, Asian markets faired poorly due in large part to a prolonged economic recession.
The Portfolio's positive performance was due to the Manager's increasing focus on European companies and its reduced exposure to the Asian markets.

      o LifeSpan Capital Appreciation Portfolio. During the fiscal year ended December
31, 1997, the Portfolio's positive performance was primarily affected by the economic growth in the stock markets. In particular, the Portfolio realized gains on its stock holding in the financial and technology sectors. The Portfolio's investments in foreign securities also performed well, due in large part to a reduction of the Portfolio's exposure to the difficulties in Southeast Asia. The Portfolio's investments in high-yield securities also performed well, especially in strong growth sectors such as telecommunications. The Portfolio's government/corporate bond investments benefited from the controlled, non-inflationary growth in the U.S.

      o LifeSpan Balanced Portfolio. During the fiscal year ended December 31, 1997, the stock market performed strongly. The Portfolio benefited from the stock market due primarily to the Manager's allocation of approximately 55% of the Portfolio's assets in equity securities. In particular, the Portfolio's investments in financial and technology stocks contributed significantly to the Portfolio's positive performance, followed by small cap and international stocks. The Portfolio's returns were also helped by a bond market rally later in the year.

      o    LifeSpan   Diversified  Income  Portfolio.   During  the
fiscal year ended December 31,
1997, the Portfolio performed well despite volatility in the short-term bond market. The Portfolio's positive performance was helped in large part by the non-inflationary growth environment in the U.S. The Portfolio's Growth/Income component performed the strongest, benefiting from overall strong stock market returns.

      Each Portfolio's portfolio holdings, allocations and strategies are subject to change.

      o Comparing each Portfolio's Performance to the Market. The charts below show the performance of hypothetical $10,000 investments in each Portfolio held until December 31, 1997. Performance information does not reflect charges that apply to separate accounts investing in the Portfolios. If these charges and expenses were taken into account, performance would be lower.

      Total  Return  Portfolio's  performance  is  compared  to the performance of the Merrill Lynch
Corporate & Government Master Index and S&P 500 Index. The Merrill Lynch Corporate & Government Master Index is a composite of Corporate and Government Master indices exclusive of pass-through securities and flower bonds. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The performance of Growth Portfolio is compared to the performance of the S&P 500 Index. LifeSpan Capital Appreciation Portfolio is compared to the Wilshire 5000 Index and the S&P 500 Index. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 6500 capitalization weighted security returns are used to adjust the index. The index is an approximator of dollar changes in the U. S. equity market. The Wilshire 5000 capitalization is about 82% NYSE, 2% AMEX and 16% OTC. International Equity Portfolio is compared to the Morgan Stanley Europe, Australia & Far East Index which is an index including approximately 1000 companies representing the stock markets of 18 countries. The average company has a market capitalization of over $3 billion. LifeSpan Balanced Portfolio is compared to the Lehman Brothers Corporate/Government Bond Index and the S&P 500 Index. The Lehman Brothers Corporate/Government Bond Index includes the Government and Corporate Bond Indices, including U.S. government treasury and agency securities, corporate and yankee bonds. LifeSpan Diversified Income Portfolio is compared to Lehman Brothers Intermediate Government/Corporate Bond Index which includes fixed rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch, in that order. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, a Portfolio's performance reflects the effect of that Portfolio's business and operating expenses.

      While index comparisons may be useful to provide a benchmark for a Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the securities in the one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Comparison of Change in Value of
$10,000 Hypothetical Investments in
Total Return Portfolio

Versus Merrill Lynch Corporate & Government Master Index and S&P 500 Index

[Graph comparing total return of Total Return Portfolio shares to performance of Merrill Lynch Corporate & Government Master Index and S&P 500 Index]

Average Annual Total Return at 12/31/97(1)

           1 year        5 years    10 years

           18.81%        13.21%     13.80%

(1) Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

                 Comparison of Change in Value of
                $10,000 Hypothetical Investments in
                         Growth Portfolio
                       Versus S&P 500 Index

[Graph comparing total return of Growth Portfolio shares to performance of S&P 500 Index]

Average Annual Total Returns at 12/31/97(1)


           1 year        5 years    10 years

           26.37%        20.12%     18.66%

(1) Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

                 Comparison of Change in Value of
                $10,000 Hypothetical Investments in
                  International Equity Portfolio
     Versus Morgan Stanley Europe, Australia & Far East Index

[Graph comparing total return of International Equity Portfolio shares to performance of Morgan
Stanley Europe, Australia & Far East Index]

Average Annual Total Returns at 12/31/97(1)

           1 year        5 Year     Life of Portfolio

            8.11%        10.78%     8.78%

(1) The inception date of the Portfolio was 5/13/92. Total returns and the ending account value in the graph show change in shares value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

                 Comparison of Change in Value of
                $10,000 Hypothetical Investments in
              LifeSpan Capital Appreciation Portfolio
                       Versus S&P 500 Index
                      and Wilshire 5000 Index

[Graph comparing total return of LifeSpan Capital Appreciation Portfolio shares to performance of S&P 500 Index and Wilshire 5000 Index]

Average Annual Total Returns at 12/31/97(1)

           1 year        Life of Portfolio

           12.53%        16.07%

(1) The inception date of the Portfolio was 9/1/95. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

                 Comparison of Change in Value of
                $10,000 Hypothetical Investments in
                    LifeSpan Balanced Portfolio
                     Versus S&P 500 Index and
          Lehman Brothers Corporate/Government Bond Index

[Graph  comparing  total  return  of  LifeSpan  Balanced   Portfolio  shares  to
performance  of S&P 500  Index and  Lehman  Brothers  Corporate/Government  Bond
Index]

Average Annual Total Returns at 12/31/97(1)

           1 year        Life of Portfolio

           12.20%        13.71%

(1) The inception date of the Portfolio was 9/1/95. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance. Graphs are not drawn to same scale.

                 Comparison of Change in Value of
                $10,000 Hypothetical Investments in
               LifeSpan Diversified Income Portfolio
                              Versus
   Lehman Brothers Intermediate Government/Corporate Bond Index

[Graph comparing total return of LifeSpan Diversified Income Portfolio shares to performance of Lehman Brothers Intermediate Government/Corporate Bond Index]

Average Annual Total Returns at 12/31/97(1)

           1 year     Life of Portfolio

           12.51%     10.84%

(1) The inception date of the Portfolio was 9/1/95. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance. Graphs are not drawn to same scale.


ABOUT YOUR ACCOUNT

How to Buy Shares

Shares of each Portfolio are offered for purchase by insurance company Accounts as an investment medium for variable life insurance policies and variable annuity contracts, as described in the accompanying Account Prospectus. Charges and deductions made from purchase payments for variable contracts are stated in the current prospectus for those contracts. Shares of each Portfolio are offered at their respective offering price, which (as used in this Prospectus and the Statement of Additional Information) is net asset value (without a sales charge).

    All purchase orders are processed at the offering price next determined after receipt by the Company of a purchase order in proper form from an Account. The offering price (and net asset value) is determined as of the close of The New York Stock Exchange, which is normally 4:00 P.M., New York time, but may be earlier on some days. Net asset value per share of each Portfolio is determined by dividing the value of that Portfolio's net assets by the number of its shares outstanding. The sale of shares of a Portfolio will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Directors whenever the Board judges it in that Portfolio's best interest to do so. The Board of Directors has established procedures for valuing each Portfolio's securities. In general, those valuations are based on market value. Further details are in "About Your Account-How to Buy Shares" in the Statement of Additional Information.

How to Sell Shares

Because shares of the Portfolios are held by insurance company Accounts, and not directly by investors, you should refer to the prospectus of your insurance company's Account for information on how to redeem shares of a Portfolio held for your policy or contract. Payment for shares tendered by an Account for redemption is made ordinarily in cash and forwarded within seven days after receipt by the Company's transfer agent, OppenheimerFunds Services (the "Transfer Agent"), of redemption instructions in proper form from an Account, except under unusual circumstances as determined by the Securities and Exchange Commission. The redemption price will be the net asset value next determined after the receipt by the Transfer Agent of a request in proper form. The market value of the securities in the portfolio of the Portfolios is subject to daily fluctuations and the net asset value of the Portfolios' shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the original cost.

Dividends, Capital Gains and Taxes

    o Dividends of the Portfolios.

    Each Portfolio intends to pay out all of its net investment income and net realized capital gains, if any, on an annual basis. The Portfolios distribute their dividends, if any, each year on a date set by the Board of Directors. Normally, net realized capital gains, if any, are distributed annually for the Portfolios. Such income and capital gains are reinvested in additional shares of the Portfolios. Each Portfolio makes dividend and capital gain distributions on a per-share basis. After every distribution from each of these Portfolios, the Portfolio's share price drops by the amount of the distribution. Since dividends and capital gain distributions are reinvested, the total value of an account will not be affected by such distributions because, although the shares will have a lower price, there will be correspondingly more of them.

    o Tax Treatment to the Account as Shareholder. The portion of distributions attributable to the excess of a Portfolio's net long-term capital gain over its net short-term capital loss is generally characterized as long-term capital gain. The tax treatment of such dividends and distributions to an Account depends on the tax status of and the tax rules applicable to that Account, concerning which you should consult the prospectus of your insurance company's separate account. It is expected that shares of the Portfolios will be held by life insurance company separate accounts that fund variable contracts. Under current Federal tax law, dividends and capital gains distributions paid by any Portfolio to reserves for a variable contract are not currently taxable.

     o Tax Status of the Portfolios. If each Portfolio qualifies as a "regulated investment company" under the Internal Revenue Code, that Portfolio will not be liable for Federal income taxes on amounts paid as dividends and distributions in accordance with the Code's requirements. The Portfolios did qualify during their last fiscal year and the Company intends that they will qualify in current and future years. Each Portfolio also intends to follow certain portfolio diversification requirements under the Internal Revenue Code so that Accounts investing in the Portfolios may satisfy the tax diversification requirements to which they are subject. The above discussion relates solely to Federal tax laws. This discussion is not exhaustive and a qualified tax adviser should be consulted if you have any questions about the tax effects of your investment through a variable contract.

                            APPENDIX A

       Description of Ratings Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

    Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

    A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

    Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa:   Bonds  rated  "Caa" are of poor  standing  and may be in
default or there may be present
elements of danger with respect to principal or interest.

    Ca: Bonds   rated   "Ca"   represent   obligations   which  are
speculative in a high degree and are often in default or have other marked shortcomings.

    C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

    AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest. AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

    A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

    BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

    BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Panorama Series Fund, Inc.
6803 South Tucson Way
Englewood, Colorado 80112
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Bank of New York
90 Washington Street
New York, NY 10206

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Portfolios, OppenheimerFunds, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

Panorama Series Fund, Inc.

Prospectus Dated May 1, 1998

Panorama Series Fund, Inc. (referred to in this Prospectus as the "Company") is an open-end investment company consisting of seven separate series, one of which (the "Growth Portfolio" or "Portfolio") is discussed in this Prospectus. Shares of the Portfolio are offered through certain variable annuity or variable life insurance contracts by insurance companies.

The Growth Portfolio seeks long term growth of capital by investing primarily in
common  stocks  with  low  price-earnings  ratios  and   better-than-anticipated
earnings. Realization of current income is a secondary consideration.

      Shares of the Company's Portfolio are offered as an investment vehicle for the variable annuity or variable life insurance contracts offered through separate accounts of insurance companies (these are referred to as "Accounts"). Shares of the Portfolio cannot be purchased directly by investors. The term "shareholder" in this Prospectus refers only to the insurance companies issuing the variable contracts. The interests of contract owners with respect to shares of the Portfolio held for their contracts are subject to the terms of the contract and the prospectus for your insurance company's separate accounts, which you as a contract holder or prospective contract holder should read carefully.

      This Prospectus explains concisely what you should know before investing in the Portfolio. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Portfolio in the May 1, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Portfolio's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).



Shares of the Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES   AND  EXCHANGE   COMMISSION   NOR  HAS  THE  COMMISSION
PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

ABOUT THE PORTFOLIOS
Overview of the Portfolios....................................3
Financial Highlights..........................................4
Investment Objectives and Policies............................5
Growth Portfolio..............................................5
Investment Risks..............................................5
Investment Techniques and Strategies..........................7
How the Portfolios Are Managed................................10
Performance of the Portfolios.................................12
ABOUT YOUR ACCOUNT
How to Buy Shares.............................................14
How to Sell Shares............................................14
Dividends, Capital Gains and Taxes............................14
Appendix A: Description of Ratings Categories of Ratings ServiA-1

ABOUT THE PORTFOLIO

Overview of the Portfolio

Some of the important facts about the Portfolio are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing. Keep the Prospectus for reference after you invest.

      o What Is the Portfolio's Investment Objective? Growth Portfolio seeks long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings.

      o What Does the Portfolio Invest In? To seek its investment objective, the Portfolio primarily invests in common stocks with low price-earnings ratios and better-than-anticipated earnings. These investments are more fully explained in "Investment Objective and Policies," starting on page 5.

      o Who Manages the Portfolio? The Portfolio's investment adviser is OppenheimerFunds, Inc. (the "Manager"), which (including a subsidiary) advises investment company portfolios having over $75 billion in assets. The Portfolio's portfolio managers are primarily responsible for the selection of securities of the Portfolio. The Portfolio's portfolio managers are as follows: Peter M. Antos, CFA, Michael C. Strathearn, CFA, and Kenneth B. White, CFA.
 The Manager is paid an
advisory fee by the Portfolio, based on its assets. The Company's Board of Directors, elected by shareholders, oversees the investment adviser and the portfolio managers. Please refer to "How The Portfolio Is Managed," starting on page 10 for more information about the Manager and its fees.

      o How Risky Is The Portfolio? While different types of investments have risks that differ in type and magnitude, all investments carry risk to some degree. Changes in overall market movements or interest rates, or factors affecting a particular industry or issuer, can affect the value of the Portfolio's investments and its price per share. Equity investments are generally subject to a number of risks including the risk that values will fluctuate as a result of changing expectations for the economy and individual issuers, and stocks which are small to medium size in capitalization may fluctuate more than large capitalization stocks. For both equity and income investments, foreign investments are subject to the risk of adverse currency fluctuation and additional risks and expenses in comparison to domestic investments. Fixed-income investments are generally subject to the risk that values will fluctuate with interest rates and inflation, with lower-rated fixed-income investments being subject to a greater risk that the issuer will default in its interest or principal payment obligations. The Portfolio is less risky than an agressive growth fund but more risky than a fund which invests primarily in fixed-income securities.

      While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased and in some cases, the use of hedging techniques, there is no guarantee of success in achieving the Portfolio's objective.
Please refer to "Investment Risks" starting on page 5 for a more complete discussion of the types of securities the Portfolio purchases.

      o How Can I Buy or Sell Shares? Shares of the Portfolio are offered for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts. Account owners should refer to the accompanying Account Prospectus on how to buy or sell shares of the Portfolio.

      o How Has the Portfolio Performed? The Portfolio may measure its performance by quoting average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The performance of the Portfolio can also be compared to broad market indices, which we have done starting on page 12. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages present selected financial information about the Portfolio, including per share data and expense ratios and other data based on the Portfolio's respective average net assets. The information for the Portfolio has been audited by Deloitte & Touche LLP, the Company's independent auditors, whose report for the Company's fiscal year ended December 31, 1997 is included in the Statement of Additional Information. Prior to and including the year ended December 31, 1995, the financial statements of the Portfolio was audited by other auditors. Additional information about the performance of the Portfolio is contained in the Company's 1997 Annual Report which may be obtained without charge by calling or writing the Company at the telephone or address on the back cover.

FINANCIAL HIGHLIGHTS
PANORAMA SERIES FUND, INC.--GROWTH PORTFOLIO

                                            YEAR ENDED DECEMBER 31,
                                            1997               1996(1)         1995              1994
=========================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $2.98              $2.53           $1.97             $2.08
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .04                .04             .04               .03
Net realized and unrealized gain (loss)          .69                .43             .71              (.04)
                                               -----              -----           -----             -----
Total income (loss) from investment
operations                                       .73                .47             .75              (.01)
---------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income            (.03)              (.01)           (.04)             (.03)
Distributions from net realized gain            (.23)              (.01)           (.15)             (.07)
                                               -----              -----           -----             -----
Total dividends and distributions to
shareholders                                    (.26)              (.02)           (.19)             (.10)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $3.45              $2.98           $2.53             $1.97
                                               =====              =====           =====             =====
=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)            26.37%             18.87%          38.06%            (0.51)%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $831,371           $586,222        $405,935          $230,195
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $721,555           $494,281        $303,193(3)       $198,879(3)
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           1.38%              1.63%           2.01%             1.87%
Expenses                                        0.54%              0.58%           0.66%             0.67%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                      91.8%              82.5%           69.3%             97.3%
Average brokerage commission rate(5)         $0.0699            $0.0697              --                --

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. 3. This information is not covered by the auditors' opinion.

 1993               1992                1991               1990               1989               1988
=========================================================================================================
    $1.91              $1.87              $1.46              $1.65              $1.36              $1.22
---------------------------------------------------------------------------------------------------------
      .04                .04                .04                .05                .07                .03
      .36                .19                .51               (.18)               .42                .15
    -----              -----              -----              -----              -----              -----
      .40                .23                .55               (.13)               .49                .18
---------------------------------------------------------------------------------------------------------
     (.04)              (.04)              (.04)              (.05)              (.07)              (.04)
     (.19)              (.15)              (.10)              (.01)              (.13)                --
    -----              -----              -----              -----              -----              -----
     (.23)              (.19)              (.14)              (.06)              (.20)              (.04)
---------------------------------------------------------------------------------------------------------
    $2.08              $1.91              $1.87              $1.46              $1.65              $1.36
    =====              =====              =====              =====              =====              =====
=========================================================================================================
    21.22%             12.36%             37.53%             (7.90)%            35.81%             14.46%
=========================================================================================================
 $165,775           $101,215            $75,058            $50,998            $53,955            $41,434
---------------------------------------------------------------------------------------------------------
 $131,292(3)        $ 85,003(3)         $62,282(3)         $53,171(3)         $48,409(3)         $40,950(3)
---------------------------------------------------------------------------------------------------------
     2.30%              2.19%              2.16%              3.04%              4.16%              2.24%
     0.69%              0.76%              0.80%              0.84%              0.87%              0.88%
---------------------------------------------------------------------------------------------------------
     97.6%             136.1%             142.9%             146.8%             174.1%             246.4%
       --                 --                 --                 --                 --                 --

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $637,953,389 and $589,720,974, respectively. 5.
Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

Investment Objective and Policies

The investment objective and the principal types of securities the Portfolio invests in are described in this section. The investment risks of these types of investments are discussed in the next section, entitled "Investment Risks," followed by an explanation of the characteristics of the types of securities and strategies the Portfolio uses, in "Investment Techniques and Strategies." Appendix A contains a description of the ratings categories of certain national ratings organizations that relate to debt securities that the Portfolio invests in.

The Growth Portfolio seeks long term growth of capital by investing primarily in
common  stocks  with  low  price-earnings  ratios  and   better-than-anticipated
earnings. Realization of current income is a secondary consideration.

      The Manager chooses investments for the Portfolio using a quantitative investment discipline in combination with fundamental securities analysis. A low price-earnings ratio (for example, generally below the price-earnings ratio of the S&P 500 Index) is often a characteristic of a stock which is out-of-favor in the market. When an out-of-favor company demonstrates better earnings than what most analysts were expecting, this is referred to as a favorable earnings surprise. An upward revaluation of both earnings expectations and the price-earnings multiple may result, which may cause the company's stock price to increase in value. As stocks with low price-earnings ratios and the potential for favorable earnings surprises are identified, the Manager uses fundamental securities analysis to select individual stocks for the Portfolio. When the price-earnings ratio of a stock held by the Portfolio moves significantly above the multiple of the overall stock market, or the company reports a material earnings disappointment, the Portfolio will normally sell the stock.

      The Portfolio may invest the remainder of its assets (up to 10% under normal circumstances) in U.S. Government and corporate debt obligations, including convertible bonds which may be rated as low as "B" by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("Standard & Poor's") or other rating services. See Special Risks of Investing in Lower Grade Securities regarding risks of investing in lower-rated securities.
 Consistent with the foregoing
policies, the Portfolio may invest to a limited degree in securities of foreign issuers, including issuers in developing countries, which involve special risks (described below).

Can the Portfolio's Investment Objective and Policies Change? The Portfolio has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Portfolio uses certain investment techniques and strategies in carrying out those investment policies. The Portfolio's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Portfolio's investment objective is not a fundamental policy. Portfolio shareholders will be given 30 days' advance written notice of a change to the Portfolio's investment objective.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of the Portfolio's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Company's Board of Directors may change the Portfolio's non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Portfolio Turnover. "Portfolio Turnover" describes the rate at which the Portfolio traded its portfolio securities during its last fiscal year. For example, if the Portfolio sold all of its securities during the year, its portfolio turnover rate would have been 100%.
 Portfolio turnover affects
brokerage costs the Portfolio pays. While short-term trading increases portfolio turnover and may increase the Portfolio's transaction costs, the Portfolio incurs little or no brokerage costs for U.S. Government and most fixed income securities. The Financial Highlights table above shows the Portfolio's turnover rates during prior fiscal years.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk"), or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed income investment to pay interest and repay principal (this is referred to as "credit risk."). These general investment risks, and the special risks of certain types of investments that the Portfolio may hold are described below. They affect the value of the Portfolio's investments, its investment performance, and the price of its shares. These risks collectively form the risk profile of the Portfolio.

      While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the Portfolio, and in some cases by using hedging techniques, there is no assurance that the Portfolio will achieve its investment objective, and when shares of the Portfolio are redeemed, they may be worth more or less than its original cost.

      o Stock Investment Risks. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Portfolio's net asset values per share, which will fluctuate as the values of the portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. The Portfolio attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one company. Small cap stocks may be more volatile than those of more highly capitalized issuers.

      o Risks of Debt Securities. Debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Portfolio mean that the Portfolio's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Portfolio's investments in debt securities. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds are subject to greater credit risk than higher-rated bonds. See "Special Risks of Investing in Lower-Grade Securities," below.

      o Special Risks of Investing in Lower-Grade Securities. The Portfolio can invest in high-yield, below investment grade debt securities (including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds." They generally offer higher income potential than investment grade securities. Lower-grade securities have a rating below "BBB" by Standard & Poor's or "Baa" by Moody's or similar ratings by other domestic or foreign rating organizations, or they are not rated by a nationally-recognized rating organization, but the Manager judges them to be comparable to lower-rated securities. The Portfolio may not invest in lower-rated securities rated below "B" by Moody's or Standard & Poor's or other rating services. The Portfolios may retain securities whose ratings fall below "B" after purchase unless and until the Manager determines that disposing of the securities is in the best interests of the Portfolio. Appendix A to this Prospectus describes the rating categories of Moody's and Standard & Poor's.

      All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described below. Further, a decline in the high-yield bond market is likely during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield securities and adversely affect the value of outstanding securities and the ability of issuers to repay principal and interest. These risks mean that the Portfolio may not achieve the expected income from lower-grade securities, and that the Portfolio's net asset value per share may be affected by declines in value of these securities.

      o Foreign Securities Have Special Risks. There are special risks in investing in foreign securities and in securities issued by companies and governments located in emerging market countries. Because the Portfolio may purchase securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of those foreign securities. Foreign issuers are not required to use generally-accepted accounting principles that apply to U.S. issuers. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      In addition, it is generally more difficult to obtain court judgements outside the U.S. if the Portfolio were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

      o Special  Risks of Investing in Emerging  Market  Countries.
The Portfolio's definition
of "emerging countries" includes any country that is defined as an emerging or developing economy by the International Bank for Reconstruction and Development, the International Finance Committee, the United Nations or its authorities, or the MSCI Emerging
Markets Index. Investments in emerging
market countries may involve risks in addition to those that generally apply to investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, so that the Portfolio might not receive principal and/or income on a timely basis and its net asset values could be affected. Emerging market countries may have smaller, less well-developed markets and exchanges; there may be a lack of liquidity for emerging market securities. Interest rates and foreign currency exchange rates may be more volatile than in more developed markets. Sovereign limitations on foreign investments may be more likely to be imposed. There may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

      o Hedging Instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Portfolio's return. The Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of the Portfolio's income and distributions. There are also special risks in particular hedging strategies. For example, if a covered call written by the Portfolio is exercised on an investment that has increased in value, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that the Portfolio may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. The Portfolio could be obligated to pay more under its swap agreement than it receives under them, as a result of interest rate changes.
 These risks are described in greater detail in the Statement of Additional Information.

      o  There  are  special   risks  in  investing  in  derivative
investments. The Portfolio may invest
in  different  types  of  derivatives.  In  general,  a  derivative investment is a specially designed investment
whose   performance  is  linked  to  the   performance  of  another
investment or security, such as an option,
future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Portfolio will realize less principal  or income from the  investment  than  expected.  Certain derivative investments held by the
Portfolio   may  be  illiquid.   Please  refer  to  "Illiquid   and
Restricted Securities."

Investment Techniques and Strategies

The Portfolio may use the investment techniques and strategies described below, each of which involves certain risks. The Statement of Additional Information contains more detailed information about these practices, including limitations on their use that may help to reduce some of the risks.

      o Foreign Securities. Foreign securities offer special investment opportunities but also entail special risks, described above. The Portfolio may not invest more than 10% of its total assets in foreign securities, except the following securities, in which the Portfolio may invest up to 25% of its total assets: foreign equity and debt securities (i) issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, and
(iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange.

      o ADRs, EDRs and GDRs. ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. To the extent the Portfolio acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond in a timely manner to corporate actions such as stock splits or rights offerings involving the foreign issuer. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      o Convertible Securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds. The Manager generally analyzes these investments from the perspective of the growth potential of the underlying stock and treats them as "equity substitutes."

      o Debt Securities. The Portfolio may purchase a variety of debt securities. Debt securities include corporate debt obligations, U.S. Government securities, mortgage-backed and asset-backed securities, adjustable rate securities, "stripped" securities, custodial receipts for Treasury certificates, zero coupon bonds, equipment trust certificates, loan participation notes, structured notes and money market instruments. The issuer of a debt security normally pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Debt securities have varying degrees of credit quality and respond differently to changes in interest rates.

      Some debt securities, such as zero coupon bonds, do not pay interest but are purchased at a discount from their face value. However, they accrue income for tax and accounting purposes, which must be distributed to shareholders. Because no cash is received by the Portfolio at such accrual periods, the Portfolio may be required to liquidate other securities to meet distribution requirements.

      o U.S. Government Securities. U.S. Government Securities include debt securities issued by the U.S. Government, or its agencies and instrumentalities. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA") are supported by the full faith and credit of the U.S. Government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest.

      GNMA  certificates  are  one  type  of  mortgage-related  U.S.  Government
Securities in which the Portfolio may invest. Other mortgage-related U.S. Government Securities the Portfolio invests in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("FHLMC"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("FNMA") or the Student Loan Marketing Association and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate. The Portfolio may not purchase mortgage-backed securities.

      The value of U.S. Government Securities will fluctuate until they mature depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when the Portfolio holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained below, under "Hedging."

      o Eurodollar and Yankee Dollar Bank Obligations. The Portfolio may also invest in obligations of foreign branches of U.S. banks referred to as Eurodollar obligations and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investment in securities of U.S. banks.

      o Short-term Debt Securities. The Portfolio may invest in high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; bank participation certificates; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings and loan associations. When the Manager believes it appropriate for temporary defensive purposes or for liquidity purposes, The Portfolio may hold cash or invest without limit in money market instruments.

      o Warrants and Rights. Warrants are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Portfolio may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants the Portfolio has acquired as part of units with other securities or that are attached to other securities. No more than 2% of the Portfolio's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange.

      o Loans of Portfolio Securities. To attempt to increase its income or raise cash for liquidity purposes, the Portfolio may lend its portfolio securities, in transactions other than repurchase agreements, to brokers, dealers and other financial institutions. The Portfolio must receive collateral for a loan. As a matter of non-fundamental operating policy, the Manager limits such loans to 10% of the Portfolio's total assets, and such loans are subject to other conditions described in the Statement of Additional Information.

      o  "When-Issued"  and  Delayed  Delivery  Transactions.   The
Portfolio may purchase
securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Portfolio if the value of the security declines prior to the settlement date.

      o  Repurchase  Agreements.   The  Portfolio  may  enter  into
repurchase agreements. In a
repurchase   transaction,   the  Portfolio   buys  a  security  and
simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Portfolio may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

      o Illiquid and Restricted Securities. Under the policies established by the Company's
Board of Directors, the Manager determines the liquidity of the Portfolio's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Portfolio will not invest more than 15% of its net assets in illiquid or restricted securities
(excluding restricted securities eligible for resale to qualified institutional investors). The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Portfolio may be required to sell some holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      o Hedging. The Portfolio may write (sell) exchange traded covered call options on securities, securities indices and foreign currencies, in each case as a hedge against decreases in prices of existing portfolio securities or increases in prices of securities whose purchase is anticipated. The Portfolio may use covered call options for non-hedging purposes as described below.

      The Portfolio may, subject to its investment policies, sell or purchase covered call options and buy and sell futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures and writing covered calls, hedge the Portfolio's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures, tend to increase the Portfolio's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Portfolio's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Portfolio owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Portfolio for liquidity purposes or may be for defensive reasons, or to raise cash to distribute to shareholders. Hedging strategies entail special risks, described in "Investment Risks," above.

      o Futures. To hedge against changes in interest rates, securities prices or currency exchange rates, the Portfolio may, subject to its investment objective and policies, purchase and sell various kinds of futures contracts. The Portfolio may also enter into closing purchase and sale transactions with respect to these contracts and options. Futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices.

      The Portfolio may purchase and sell futures contracts on stock indices and sell options on such futures. In addition, the Portfolio may invest in securities that are denominated in foreign currency and may purchase and sell futures on currencies. The Portfolio will engage in futures and related options transactions only for bona fide hedging and non-hedging purposes as permitted in regulations of the Commodity Futures Trading Commission. The Portfolio will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

      o Covered Call Options. The Portfolio may write (that is, sell) call options on securities, indices and foreign currencies for hedging or non-hedging purposes and write call options on Futures for hedging purposes but only if they are "covered." This means the Portfolio owns the investment on which the call was written. Calls on Futures must be covered by securities or other liquid assets the Portfolio owns and segregates to enable it to satisfy its obligations if the call is exercised. When the Portfolio writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Portfolio at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Portfolio keeps the cash premium (and the investment). After the Portfolio writes a call, not more than 20% of the value of its total assets may be subject to calls.

      The Portfolio may sell covered call options that are traded on U.S. or foreign securities or commodity exchanges or which are issued by the Options Clearing Corporation. In the case of foreign currency options, they may be quoted by major recognized dealers in those options.

      o Forward Contracts. Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Portfolio uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Portfolio has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. The Portfolio may also use "cross hedging," where the Portfolio hedges against changes in currencies other than the currency in which a security it holds is denominated. The Portfolio will not speculate in foreign exchange.

      o Derivative Investments. The Portfolio may not purchase or sell physical commodities; however, the Portfolio may purchase and sell foreign currency in hedging transactions. The restriction against purchasing commodities shall not prevent the Portfolio from buying or selling futures contracts or from investing in securities or other instruments backed by physical commodities.

      Derivative investments may be used by the Portfolio in some cases for hedging purposes and in other cases to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered derivative investments, and other examples of derivatives are CMOs, stripped securities, asset-backed securities, structured notes and floating interest rate securities. Some of the special risks of derivatives are described in "Investment Risks," above.

      Index-linked or commodity-linked notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Portfolio may invest in debt exchangeable for common stock of an issuer or equity-linked debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

      o Temporary Defensive Investments. When stock or bond market prices are falling or in other unusual economic or business circumstances, the Portfolio may invest substantially all of its assets in cash equivalents, cash, or short-term money market instruments for temporary defensive purposes.

Other Investment Restrictions. The Portfolio has other investment restrictions which are "fundamental" policies. The Portfolio cannot deviate from its other fundamental policies described in "Investment Objectives and Policies" and "Other Investment Techniques and Strategies" in the Statement of Additional Information.

      o The Portfolio may not:

      o Borrow amounts in excess of 10% of the Portfolio's total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or make investments in portfolio securities while such outstanding borrowings exceed 5% of the Portfolio's total assets.

      o (a) Invest more than 5% of the Portfolio's total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government agency securities) of any one issuer (including repurchase agreements with any one bank); and (b) purchase more than either (i) 10% of the principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

      o Invest more than 25% of its assets in securities of issuers in any single industry, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (e.g., gas, gas transmission, electric or telephone) shall be considered a separate industry. This test shall be applied on a pro forma basis using the market value of all assets immediately prior to making any investment. (The Portfolio has undertaken to apply tthis restriction to 25% or more of its assets.)

      Unless this Prospectus states that a percentage restriction applies continuously, it applies only at the time the Portfolio makes an investment, and the Portfolio need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Portfolio. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Portfolio Is Managed

Organization and History. The Company was organized in 1981 as a Maryland corporation. The
Company is an open-end management investment company. Organized as a series fund, the Company presently has seven diversified series, one of which is discussed in this Prospectus.

      The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Portfolio's activities, review its performance, and review the actions of the Manager. "Directors and Officers of the Portfolios" in the Statement of Additional Information names the Directors and officers of the Portfolio and provides more information about them. Although the Company will not normally hold annual meetings of shareholders, the Company may hold shareholder meetings from time to time on important matters, call a meeting of shareholders upon proper request of all shareholders of the Company. The Directors may also take other action described in the Company's Articles of Incorporation. An insurance company issuing a variable contract for which shares of the Portfolio are held by the insurance company's separate account will vote the shares in accordance with applicable law, which currently requires the insurance company to request voting instructions from policy owners and to vote the shares in proportion to the voting instructions received. For more information, please refer to your insurance company's separate account prospectus.

      The Board of Directors has the power, without shareholder approval, to classify or reclassify unissued shares of the Company into additional series. Shares of the Portfolio currently consist of a single class and have equal rights as to voting, redemption, dividends and liquidation with respect to the Portfolio. Shares are freely transferrable. Please refer to "How the Portfolios Are Managed" in the Statement of Additional Information for further information on voting of shares.

The Manager and Its Affiliates. The Portfolio is managed by the Manager, OppenheimerFunds, Inc., which supervises the Portfolio's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an Investment Advisory Agreement for the Portfolio which state the Manager's responsibilities. The Agreement sets forth the fees paid by the Portfolio to the Manager, and describes the expenses that the Portfolio is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manage investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Company by the Manager, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Furthermore, their services may be impared at that time as a result of the interaction of their systems with the systems of other service providers whose systems cannot deal with the year 2000.

      o Portfolio Managers. The Manager supervises the Portfolio's investment program. The
Portfolio Managers of the Portfolio are listed below.


                          Year
                          Became
Portfolio/Principal       Portfolio   Business Experience
Portfolio Manager         Manager     (last 5 years)
-------------------------------------------------------------------


Peter M. Antos,
C.F.A.                    1989        Principal  Portfolio  Manager
                                      of the Portfolio;  Senior
                                      Vice  President and Portfolio
                                      Manager of the Portfolios
                                      and  of  the  Manager  (since
                                      March, 1996); Senior Vice
                                      President   of    HarbourView
                                      Asset Management
                                      Corporation  ("HarbourView");
                                      portfolio manager of
                                      other   Oppenheimer    funds;
                                      previously Vice President
                                      and     Senior      Portfolio
                                      Manager,        Equities-G.R.
                                      Phelps, a
                                      subsidiary   of   Connecticut
                                      Mutual Life Insurance
                                      Company ("CML") (1989-1996).

Michael C. Strathearn,
C.F.A.                    1988        Vice  President and Portfolio
                                      Manager of the Portfolio
                                      and  of  the  Manager  (since
                                      March, 1996); Vice
                                      President   of   HarbourView;
                                      Portfolio Manager of other
                                      Oppenheimer            funds;
                                      previously     a    Portfolio
                                      Manager,
                                      Equities-Connecticut   Mutual
                                      Life Insurance Company
                                      (1988-1996).

Kenneth B. White,
C.F.A.                    1992        Vice  President and Portfolio
                                      Manager of the Portfolio
                                      and   the    Manager    since
                                      March, 1996; Vice President
                                      of   HarbourView;   Portfolio
                                      Manager of other
                                      Oppenheimer            funds;
                                      previously     a    Portfolio
                                      Manager,
                                      Equities-CML (1987-1996).
-------------------------------------------------------------------


      o Fees and Expenses. Under an Investment Advisory Agreement with the Portfolio, the Portfolio pays the Manager a monthly fee equal to a percentage of the Portfolio's average daily net assets at the following annual rates: 0.625% of the average daily net assets up to $300 million, 0.500% of the next $100 million and 0.450% of the average daily net assets over $400 million.

      During the fiscal year ended December 31, 1997, the management fees (computed on an annualized basis as a percentage of the net assets of the Portfolio as of the close of business each day) paid to the Manager and the total operating expenses as a percentage of average net assets of the Portfolio, were as follows:


Portfolio                 Management Fees      Total      Operating
Expense(1)
-------------------------------------------------------------------

Growth                    0.53%                0.54%
-------------------------------------------------------------------

(1)This table does not reflect expenses that apply at the Account level or to related insurance products.

      The Portfolio pays expenses related to its daily operations, such as custodian fees, certain Directors' fees, transfer agency fees, legal and auditing costs.
Those expenses are paid out of the
Portfolio's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Portfolio is contained in the Statement of Additional Information.

      There is also information about the Portfolio's brokerage policies and practices in "Brokerage Policies of the Portfolios" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Portfolio's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Portfolio or any other funds for which the Manager serves as investment adviser.

      o Shareholder Inquiries. Inquiries by policy owners for Account information are to be directed to the insurance company issuing the Account at the address or telephone number shown in the accompanying Account Prospectus.

Performance of the Portfolio

Explanation of Performance Terminology. The Portfolio uses the term "total return" to illustrate its performance. These returns measure the performance of a hypothetical account in the Portfolio over various periods, and do not show the performance of each shareholder's account (which will vary if shares are sold or purchased). The Portfolio's performance data may help you see how well your investment has done over time and to compare it to market indices. However, the performance data published by the Portfolio does not include expenses that apply at the Account level or to related insurance products which, if considered, would reduce such performance. Since shares of the Portfolio may be purchased through a variable contract, you should carefully review the prospectus of the insurance product you have chosen for information on charges and expenses.

      It is important to understand that the Portfolio's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Portfolio's performance. The Portfolio's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses.

      o Total Returns. There are different types of "total returns" used to measure the Portfolio's performance. Total return is the change in value of a hypothetical investment in the Portfolio over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Portfolio's actual year-by-year performance.

How Has the Portfolio Performed? Below is a discussion by the Manager of the Portfolio's performance during its last fiscal year ended December 31, 1997, followed by a graphical comparison of the Portfolio's performance to an appropriate broad-based market index.

Management's Discussion of Performance. During the fiscal year ended December 31, 1997, the
Portfolio's positive performance was primarily affected by the economic growth in the stock markets.
In particular, the Portfolio realized its greatest gains in the finance, technology and retail sectors. The Portfolio realized its most disappointing performance from its investments in utilities.

      The Portfolio's portfolio holdings, allocations and strategies are subject to change.

      o Comparing The Portfolio's Performance to the Market. The chart below shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 1997.
Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges and expenses were taken into account, performance would be lower.

      The performance of the Portfolio is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Portfolio's performance reflects the effect of that Portfolio's business and operating expenses.

      While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the securities in the one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

                 Comparison of Change in Value of
               $10,000 Hypothetical Investments in
                         Growth Portfolio
                       Versus S&P 500 Index

[Graph comparing total return of Growth Portfolio shares to performance of S&P 500 Index]

Average Annual Total Returns at 12/31/97(1)

                1 year         5 years         10 years

                26.37%              20.12%          18.66%

(1) Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.
Graphs is not drawn to same scale.


ABOUT YOUR ACCOUNT

How to Buy Shares

Shares of the Portfolio are offered for purchase by insurance company Accounts as an investment medium for variable life insurance policies and variable annuity contracts, as described in the accompanying Account Prospectus. Charges and deductions made from purchase payments for variable contracts are stated in the current prospectus for those contracts. Shares of the Portfolio are offered at its offering price, which (as used in this Prospectus and the Statement of Additional Information) is net asset value (without a sales charge).

      All purchase orders are processed at the offering price next determined after receipt by the Company of a purchase order in proper form from an Account. The offering price (and net asset value) is determined as of the close of The New York Stock Exchange, which is normally 4:00 P.M., New York time, but may be earlier on some days. Net asset value per share of the Portfolio is determined by dividing the value of the Portfolio's net assets by the number of its shares outstanding. The sale of shares of the Portfolio will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Directors whenever the Board judges it in the Portfolio's best interest to do so. The Board of Directors has established procedures for valuing the Portfolio's securities. In general, those valuations are based on market value. Further details are in "About Your Account-How to Buy Shares" in the Statement of Additional Information.

How to Sell Shares

Because shares of the Portfolio are held by insurance company Accounts, and not directly by investors, you should refer to the prospectus of your insurance company's Account for information on how to redeem shares of the Portfolio held for your policy or contract. Payment for shares tendered by an Account for redemption is made ordinarily in cash and forwarded within seven days after receipt by the Company's transfer agent, OppenheimerFunds Services (the "Transfer Agent"), of redemption instructions in proper form from an Account, except under unusual circumstances as determined by the Securities and Exchange Commission. The redemption price will be the net asset value next determined after the receipt by the Transfer Agent of a request in proper form. The market value of the securities in the portfolio of the Portfolio is subject to daily fluctuations and the net asset value of the Portfolio's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the original cost.

Dividends, Capital Gains and Taxes

      o Dividends of the Portfolio.

      The Portfolio intends to pay out all of its net investment income and net realized capital gains, if any, on an annual basis. The Portfolio distributes its dividends, if any, each year on a date set by the Board of Directors. Normally, net realized capital gains, if any, are distributed annually for the Portfolio. Such income and capital gains are reinvested in additional shares of the Portfolio. The Portfolio makes dividend and capital gain distributions on a per-share basis. After every distribution from the Portfolio, the Portfolio's share price drops by the amount of the distribution. Since dividends and capital gain distributions are reinvested, the total value of an account will not be affected by such distributions because, although the shares will have a lower price, there will be correspondingly more of them.

      o Tax Treatment to the Account as Shareholder. The portion of distributions attributable to the excess of the Portfolio's net long-term capital gain over its net short-term capital loss is generally characterized as long-term capital gain. The tax treatment of such dividends and distributions to an Account depends on the tax status of and the tax rules applicable to that Account, concerning which you should consult the prospectus of your insurance company's separate account. It is expected that shares of the Portfolio will be held by life insurance company separate accounts that fund variable contracts. Under current Federal tax law, dividends and capital gains distributions paid by a portfolio to reserves for a variable contract are not currently taxable.

       o Tax Status of the Portfolio. If the Portfolio qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid as dividends and distributions in accordance with the Code's requirements. The Portfolio did qualify during its last fiscal year and the Company intends that it will qualify in current and future years. The Portfolio also intends to follow certain portfolio diversification requirements under the Internal Revenue Code so that Accounts investing in the Portfolio may satisfy the tax diversification requirements to which they are subject. The above discussion relates solely to Federal tax laws. This discussion is not exhaustive and a qualified tax adviser should be consulted if you have any questions about the tax effects of your investment through a variable contract.

                            APPENDIX A

       Description of Ratings Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

      Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

      A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

      Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

      Ca:  Bonds  rated  "Ca"  represent   obligations   which  are
speculative in a high degree and are
often in default or have other marked shortcomings.

      C:   Bonds  rated "C" can be  regarded  as  having  extremely
poor prospects of ever attaining
any real investment standing.

Description of Standard & Poor's Bond Ratings

      AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest. AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

      A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

      BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

      BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Panorama Series Fund, Inc.
6803 South Tucson Way
Englewood, Colorado 80112
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Bank of New York
90 Washington Street
New York, NY 10206

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Portfolio, OppenheimerFunds, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

Panorama Series Fund, Inc.
6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated May 1, 1998

PANORAMA SERIES FUND, INC. (referred to as the "Company") is an investment company consisting of seven separate series (each is referred to as a "Portfolio" and collectively as the
"Portfolios"):

Total Return Portfolio
Growth Portfolio
International Equity Portfolio
Government Securities Portfolio
      (collectively,   these  are  referred  to  as  the  "Panorama
Portfolios")

and

LifeSpan Capital Appreciation Portfolio ("Capital Appreciation
      Portfolio")
LifeSpan Balanced Portfolio ("Balanced Portfolio")
LifeSpan Diversified Income Portfolio ("Diversified Income
      Portfolio")
      (collectively,   these  are  referred  to  as  the  "LifeSpan
Portfolios")

      Shares of the Portfolios are sold only to provide benefits under variable life insurance policies and variable annuity contracts (collectively, these are referred to as the "Accounts"), as described in such Accounts' Prospectuses.

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Portfolios and supplements information in the Portfolios' Prospectus dated May 1, 1998. It should be read together with the Prospectus which may be obtained by writing to the Portfolios' Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                              Page
ABOUT THE PORTFOLIOS
Investment Objective and Policies............................
Investment Techniques and Strategies.........................
Other Investment Restrictions................................
How the Portfolios are Managed...............................
   Organization and History..................................
   Directors and Officers of the Company.....................
   The Manager, and Subadvisers and their Affiliates.........
Brokerage Policies of the Portfolios.........................
Performance of the Portfolios................................

ABOUT YOUR ACCOUNT
How to Buy Shares............................................
Dividends, Capital Gains and Taxes...........................
Additional Information About the Portfolios..................

FINANCIAL INFORMATION ABOUT THE PORTFOLIOS
Independent Auditors' Report.................................
Financial Statements.........................................

APPENDIX A: Industry Classifications......................... A-1

ABOUT THE PORTFOLIOS

      The Portfolios' investment adviser is OppenheimerFunds, Inc. (the "Manager"). In the case of the LifeSpan Portfolios, the Manager has engaged Babson-Stewart Ivory International ("Babson-
Stewart"), BEA Associates ("BEA Associates")and Pilgrim, Baxter & Assoc. Ltd. ("Pilgrim") as
subadvisers to assist in the management of the LifeSpan Portfolios. Babson-Stewart also serves as subadviser to the International Equity Portfolio. Babson-Stewart, BEA Associates and Pilgrim are sometimes referred to herein individually as a "Subadviser" and collectively as the "Subadvisers."

Investment Objectives And Policies

      The investment objectives and policies of each Portfolio are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Portfolios may invest, as well as the strategies the Portfolios may use to try to achieve their objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus. Not all of the Portfolios engage in all of the investment practices described below, and each section indicates which Portfolios engage in a particular practice.

Investment Techniques and Strategies

Foreign Securities (All Portfolios except Government Securities Portfolio). Consistent with any limitations a Portfolio may have on foreign investing set forth in the Prospectus, each Portfolio and, in particular, the International Equity Portfolio, may invest in foreign securities. The Portfolios may also invest in debt and equity securities of corporate and governmental issuers of countries with emerging economies or securities markets. The International Equity Portfolio, Growth Portfolio and Total Return Portfolio are subject to restrictions on the amount of its assets that may be invested in foreign securities. See "Other Investment Restrictions," below.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets. If a Portfolio's portfolio securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Portfolio's Board of Directors under applicable rules of the Securities and Exchange Commission ("SEC"). In buying foreign securities, a Portfolio may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment. A Portfolio may also engage in transactions by purchasing and selling futures and forward contracts.

      "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded primarily on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American depository receipts, or that are primarily traded on a U.S. securities exchange, or are traded primarily in the U.S. over-the-counter market are not considered "foreign securities" for purposes of a Portfolio's investment allocations, because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad.

      Risks   of   Foreign   Investing.    Investing   in   foreign
securities, and in particular in securities in
emerging   countries,   involves   special   additional  risks  and
considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes;
fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity in some foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries, and in particular emerging countries, of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      Because the Portfolios may invest in securities that are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies may account for part of a Portfolio's investment performance. A decline in value of any particular currency against the U.S.
dollar will cause a decline in the U.S. dollar value of a Portfolio's holdings of securities denominated in that currency, and therefore will cause an overall decline in the Portfolio's net asset value and any net investment income (and capital gains) to be distributed in U.S. dollars to shareholders of the Portfolios.

      A Portfolio's investment income or, in some cases, capital gains from foreign issuers may be subject to foreign withholding or other foreign taxes, thereby reducing a Portfolio's net investment income and/or net realized capital gains.

Convertible Securities (All Portfolios except Government Securities Portfolio). While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, any rating assigned to the security has less impact on the Manager's or relevant Subadviser's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager or relevant Subadviser examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

Debt Securities (All Portfolios). All debt securities are subject to two types of risks: credit risk and interest rate risk (these are in addition to other investment risks that may affect a particular security).

      Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. U.S. Government securities (see below) are generally considered not to be subject to credit risk.

      Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute a Portfolio's net asset values.

      U.S.   Government    Securities   (All   Portfolios).    U.S.
Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, and include
"zero coupon" Treasury securities. Some of these obligations, including U.S. Treasury notes and bonds, and mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States, which means that the government pledges to use its taxing power to repay the debt. Other U.S. Government Securities issued or guaranteed by Federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. They may include obligations supported by the ability of the issuer to borrow from the U.S. Treasury. However, the Treasury is not under a legal obligation to make a loan. Examples of these are obligations of Federal Home Loan Mortgage Corporation ("FHLMC") Other obligations are supported by the credit of the instrumentality, such as bonds issued by Federal National Mortgage Association ("FNMA").

      U.S. Treasury Obligations. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury
Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States.

      Mortgage-Backed Securities (All Portfolios except, Growth Portfolio and International Equity Portfolio). These securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Portfolios may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., GNMA direct pass-through certificates;
some are supported by the right of the issuer to borrower from the U.S. Government (e.g., FHLMC obligations); and some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of a Portfolio's shares.

      The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. A Portfolio's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of such Portfolio. Monthly interest payments received by a Portfolio have a compounding effect which may increase the yield to the Portfolio more than debt obligations that pay interest semi-annually. A Portfolio may purchase mortgage-backed securities at par, at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

      As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Directors and consistent with a Portfolio's investment objective and policies, consider making investments in such new types of mortgage-related securities.

      GNMA Certificates. GNMA certificates are mortgaged-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that a Portfolio may purchase may be of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments.

      The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

      FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

      FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

      Private-Issuer Mortgage-Backed Securities. Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of GNMA, FNMA or FHLMC, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." Such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

      Collateralized   Mortgage-Backed   Obligations   ("CMOs").   Total  Return
Portfolio, and Government Securities Portfolio and each of the LifeSpan Portfolios may invest in collateralized mortgage obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. Government instrumentality, or a private issuer, which may be a domestic or foreign corporation. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

      "Stripped" Mortgage-Backed Securities. The Total Return Portfolio, and Government Securities Portfolio and each LifeSpan Portfolio may invest in "stripped" mortgage-backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes, each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class).

      Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available from the IO security. The Manager or the relevant Subadviser will consider if certain privately-issued fixed rate IOs and POs should be considered illiquid securities for purposes of a Portfolio's limitation on investments in illiquid securities.
 Unless the Manager or the relevant
Subadviser, acting pursuant to guidelines and standards established by the Board of Directors, determines that a particular government-issued fixed rate IO or PO is liquid, they will also consider these IOs and POs to be illiquid. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

      Custodial Receipts. In addition to stripped mortgage-backed securities, each of the Portfolios may acquire U.S. Government Securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (TIGRs) and Certificate of Accrual on Treasury Securities (CATS). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank.

      Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Portfolios. CATS and TIGRs are not considered U.S. Government Securities by the staff of the SEC, however. Further, the IRS' conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Portfolios. The Company is not aware of any binding legislative, judicial or administrative authority on this issue.

      Asset-Backed Securities. (All Portfolios except, Growth Portfolio and International Equity Portfolio). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset- backed security, a Portfolio would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for the prepayments of a pool of mortgage loans underlying mortgage-backed securities.

      Mortgage  Dollar  Rolls.  The  Total  Return  Portfolio,  and
Government Securities Portfolio may
enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, which is considered to be a "borrowing" by a Portfolio, a Portfolio will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, a Portfolio will be required to segregate liquid assets in an amount equal to its obligation under the roll.

      High  Yield  Securities  (All  Portfolios  except  Government   Securities
Portfolio). A Portfolio may invest in high-yield/high risk securities (commonly called junk bonds).

      The Manager does not rely solely on credit ratings assigned by rating agencies in assessing investment opportunities in debt securities. Ratings by credit agencies assess safety of principal and interest payments and do not reflect market risks. In addition, ratings by credit agencies may not be changed by the agencies in a timely manner to reflect subsequent economic events. By carefully selecting individual issues and diversifying portfolio holdings by industry sector and issuer, the Manager believes that the risk of the Portfolio holding defaulted lower grade securities can be reduced. Emphasis on credit risk management involves the Manager's own internal analysis to determine the debt service capability, financial flexibility and liquidity of an issuer, as well as the fundamental trends and outlook for the issuer and its industry. The Manager's rating helps it determine the attractiveness of specific issues relative to the valuation by the market place of similarly rated credits.

      Special  Risks  of  Lower  Rated   Securities.   High  yield,
lower-grade securities, whether rated or
unrated,  often  have  speculative   characteristics.   Lower-grade
securities have special risks that make them
riskier investments than investment grade securities. They may be subject to limited liquidity and secondary market support, as well as substantial market price volatility resulting from changes in prevailing interest rates. They may be subordinated to the prior claims of banks and other senior lenders. The operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates may cause the Portfolio to invest premature redemption proceeds in lower yielding portfolio securities. There is a possibility that earnings of the issuer may be insufficient to meet its debt service, and the issuer may have low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of some high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of tax and other advantages of high yield bonds which, if enacted, could adversely affect the value of these securities and the net asset value of a Portfolio. For example, federally-insured savings and loan associations have been required to divest their investments in high yield bonds.

      Zero Coupon Securities and Deferred Interest Bonds. The Portfolios may invest in zero coupon securities and deferred interest bonds issued by the U.S. Treasury or by private issuers such as domestic or foreign corporations.  Zero coupon U.S. Treasury securities include:
(1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. Zero coupon securities and deferred interest bonds usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. An additional risk of private-issuer zero coupon securities and deferred interest bonds is the credit risk that the issuer will be unable to make payment at maturity of the obligation.

      While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. With zero coupon securities, however, the interest rate is "locked in" and the investor avoids the risk of having to reinvest periodic interest payments in securities having lower rates.

      Because a Portfolio accrues taxable income from zero coupon and deferred interest securities without receiving cash and is required to distribute its net investment income for each taxable year, including such accrued income, in order to avoid liability for federal income tax, a Portfolio may be required to sell portfolio securities in order to obtain cash necessary to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of a Portfolio, and the amount of cash a Portfolio receives from other investments and the sale of shares.

Short Term Debt Securities

      Commercial Paper (All Portfolios). Each Portfolio may purchase commercial paper for temporary defensive purposes as described in the Prospectus. In addition, a Portfolio may invest in floating rate notes as follows:

      Floating Rate/Variable Rate Notes. Each Portfolio may purchase floating rate/variable rate notes. Some of the notes a Portfolio may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91- day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other support arrangements. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a Portfolio's investment quality standards relating to investments in bank obligations.

      A Portfolio will invest in variable and floating rate instruments only when the Manager or relevant Subadviser deems the investment to meet the investment guidelines applicable to a Portfolio. The Manager or relevant Subadviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Portfolio should continue to hold the investments.

      The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which the Portfolio is not entitled to exercise its demand rights.

      Variable and floating rate instruments held by a Portfolio may be subject to the Portfolio's limitation on investments in illiquid securities if the Manager or Subadviser determines them to be illiquid under the Board's procedures regarding illiquid securities as explained in the Prospectus.

      Bank Obligations and Instruments Secured Thereby (All Portfolios). The bank obligations a Portfolio may invest in include time deposits, certificates of deposit, and bankers' acceptances if they are: (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) obligations of a foreign bank with total assets of at least U.S. $1 billion. A Portfolio may also invest in instruments secured by such obligations (e.g., debt which is guaranteed by the bank). For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

      Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties.
However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by a Portfolio in illiquid investments, set forth in the Prospectus under "Illiquid and Restricted Securities."

      Banker's acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

Warrants and Rights (All Portfolios except Government Securities Portfolio). Warrants are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price a Portfolio pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Preferred Stock (All Portfolios except Government Securities Portfolio). Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer. Convertible preferred securities may be treated as equity substitutes as described in the Prospectus.

Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government Securities, or other cash equivalents in which the Portfolio is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Portfolio if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Portfolio. In a portfolio securities lending transaction, the Portfolio receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders', administrative or other fees the Portfolio pays in connection with the loan. The Portfolio may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Board of Directors. A Portfolio will not lend its portfolio securities to any officer, director, employee or affiliate of the Company, the Manager or any Subadviser. The terms of a Portfolio's loans must meet certain tests under the Internal Revenue Code and permit the Portfolio to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

"When-Issued" and Delayed Delivery Transactions. (All Portfolios). Securities may be purchased by a Portfolio on a "when-issued" or on a "forward commitment" basis. These transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (not more than 120 days), permit the Portfolio to lock in a price or yield on a security, regardless of future changes in interest rates. A Portfolio will purchase securities on a "when- issued" or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed appropriate by the Manager or, in the case of the LifeSpan Portfolios and the International Equity Portfolio, the relevant Subadviser, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases, the Portfolio may realize a gain or loss.

      When a Portfolio agrees to purchase securities on a "when-issued" or forward commitment basis, the Portfolio's custodian will set aside liquid securities equal to the amount of the commitment in a separate account. The market value of a Portfolio's net assets may fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments then when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Portfolio expects that its commitments to purchase when-issued securities and forward commitments will not exceed 33% of the value of its total assets absent unusual market conditions. When a Portfolio engages in "when-issued" and forward commitment transactions, it relies on the other party to the transaction to consummate the trade. Failure of such party to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest or dividends on the securities it has committed to purchase until the settlement date.

Repurchase  Agreements.  Each Portfolio may acquire securities that are subject to repurchase
agreements,  in order to generate income while providing liquidity.
 In a repurchase transaction, the
Portfolio acquires a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. An "approved vendor" is a U.S.
commercial bank, the U.S. branch of a
foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Portfolio's Board of Directors from time to time. The sale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.
 The majority of these transactions run
from day to day, and  delivery  pursuant to resale  typically  will occur within one to five days of the
purchase.  Repurchase  agreements are considered  "loans" under the
Investment Company Act
collateralized   by  the  underlying   security.   The  Portfolio's
repurchase agreements will require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager or relevant Subadviser will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. If the vendor of a repurchase agreement fails to pay the agreed-upon resale price on the delivery date, the Portfolio's risks in such event may include any costs of disposing of the collateral, and any loss from any delay in foreclosing on the collateral.

Reverse Repurchase Agreements. The LifeSpan Portfolios are permitted to engage in reverse repurchase transactions but have no current intention to do so. A LifeSpan Portfolio that does so will maintain, in a segregated account with its Custodian, cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. The Portfolio will use reverse repurchase agreements as a source of funds on a short-term basis (and not for leverage). In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Portfolio will take into account the creditworthiness of such party.

Restricted and Illiquid Securities. To enable each Portfolio to sell restricted securities not registered under the Securities Act of 1933, the Portfolio may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Portfolio with the issuer at the time such securities are purchased by the Portfolio, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Portfolio wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Portfolio would be permitted to sell them. The Portfolio would bear the risks of any downward price fluctuation during that period. A Portfolio may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Portfolio's ability to dispose of such securities and might lower the amount realized upon the sale of such securities.

Hedging.  (All  Portfolios).  Consistent  with the  limitations set forth in the Prospectus and below, a
Portfolio   may  employ  one  or  more  of  the  types  of  hedging
instruments described below. In the future, a Portfolio may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Portfolio's investment objective, legally permissible and adequately disclosed.

      Futures Contracts and Related Options. To hedge against changes in interest rates, securities prices or currency exchange rates, each Portfolio may, subject to its investment objectives and policies, purchase and sell various kinds of futures contracts and write covered call options on such contracts. The International Equity Portfolio and the Government Securities Portfolio may also purchase and sell call and put options on such futures contracts. A Portfolio may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The Total Return Portfolio, the International Equity Portfolio, the Growth Portfolio and the Government Securities Portfolio may purchase and sell stock index futures contracts. In addition, each Portfolio (except Government Securities Portfolio) that may invest in securities that are denominated in a foreign currency may purchase and each Portfolio may sell futures on currencies. The International Equity Portfolio may purchase and sell options on futures on currencies. A Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations promulgated by the CFTC. All futures contracts entered into by the Portfolios are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC.

      Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that a Portfolio proposes to acquire. The Portfolios may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of a Portfolio's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Portfolio or securities with characteristics similar to those of the Portfolio's portfolio securities.

      If, in the opinion of the Portfolio's Manager or, in the case of the LifeSpan Portfolios and the International Equity Portfolio, the relevant Subadviser, there is a sufficient degree of correlation between price trends for a Portfolio's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Portfolio's portfolio may be more or less volatile than prices of such futures contracts, the Manager or, in the case of the LifeSpan Portfolios and the International Equity Portfolio, the relevant Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Portfolio's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Portfolio's portfolio securities would be substantially offset by a decline in the value of the futures position.

      On other occasions, the Portfolios may take a "long" position by purchasing futures contracts. This would be done, for example, when a Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

      Total Return Portfolio, International Equity Portfolio and Government Securities Portfolio and each LifeSpan Portfolio may buy and sell futures contracts on interest rates ("Interest Rate Futures"). No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract.

      Total Return Portfolio, International Equity Portfolio and Government Securities Portfolio may buy and sell futures contracts related to financial indices (a "Financial Future"). A financial index assigns relative values to the securities included in the index and fluctuates with the changes in the market value of those securities. Financial indices cannot be purchased or sold directly. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No price is paid or received by a Portfolio on the purchase or sale of a Financial Future.

      Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with a Portfolio's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made and additional cash is required to be paid by or released to the Portfolio. Although Financial Futures and Interest Rate Futures by their terms call for settlement by delivery of cash or securities, respectively, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      Options on Futures Contracts. The Portfolios may use options on futures contracts solely for bona fide hedging purposes as described below. The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Portfolio's assets. By writing a call option, a Portfolio becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Portfolio intends to purchase. However, a Portfolio becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Portfolios will incur transaction costs in connection with the writing of options on futures.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Portfolios' ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      Options on Securities, Securities Indices and Foreign Currencies. Each Portfolio may write covered call options. In addition, the International Equity Portfolio and the Government Securities
Portfolio may purchase covered call options. Such options may relate to particular U.S. or non-U.S.
securities, to various U.S. or non-U.S. stock indices or to U.S. or non-U.S. currencies. To the extent that a Portfolio engages in options transactions, the Portfolio may purchase and write call options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on U.S. and non-U.S.
exchanges. The International Equity Portfolio may purchase options on currency in the over-the-counter markets ("OTC Markets").

      Writing Covered Calls. When a Portfolio writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same investment if the option is exercised during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment), regardless of market price changes during the call period. A Portfolio retains the risk of loss should the price of the underlying investment decline during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying investment and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

      Purchasing Covered Calls. When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When a Portfolio purchases a call on a securities index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Portfolio. In purchasing a call, a Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs and the premium paid, and the call is exercised. If the call is neither exercised nor sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

      Calls on broadly-based indices or futures are similar to calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the underlying market generally) rather than on price movements in individual securities or futures contracts. When a Portfolio buys a call on an index or future, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the index or future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of difference.

      An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. A Portfolio may pay a brokerage commission each time it buys a call, sells a call, or buys or sells an underlying investment in connection with the exercise of a call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

      Forward  Contracts.  Each  Portfolio  (except the  Government
Securities Portfolio) may enter
into foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes.
A forward currency exchange contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. A Portfolio generally will not enter into a forward currency exchange contract with a term of greater than one year. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receipt of dividend payments in a foreign currency, a Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency, or when it believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross hedge").

      A Portfolio will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency or another currency that is also the subject of the hedge. However, in order to avoid excess transactions and transaction costs, a Portfolio may maintain a net exposure to Forward Contracts in excess of the value of the Portfolio's portfolio securities or other assets denominated in those currencies provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. As an alternative, a LifeSpan Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. A LifeSpan Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

      The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

      At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, a Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counter party under a Forward Contract.

      Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and there are costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

      Interest Rate Swap Transactions. Government Securities Portfolio and the LifeSpan Portfolios may enter into swap transactions. A Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Portfolio under a swap agreement will have been greater than those received by them. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Portfolio's loss will consist of the net amount of contractual interest payments that the Portfolio has not yet received. The Manager or relevant Subadviser will monitor the creditworthiness of counterparties to a Portfolio's interest rate swap transactions on an ongoing basis.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. However, the staff of the SEC currently takes the position that swaps, caps and floors are illiquid investments that are subject to a limitation on such investments by investment companies.

      Additional Information About Hedging Instruments and Their Use. A Portfolio's Custodian, or a securities depository acting for the Custodian, will act as a Portfolio's escrow agent, through the facilities of the Options
Clearing Corporation ("OCC"), as to the investments on which a Portfolio has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the option or upon a Portfolio entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

      If International Equity Portfolio writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Portfolio would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option "is in-the-money"). When International Equity Portfolio writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option it holds unless the option is subject to a buy- back agreement by the executing broker. The SEC is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      Regulatory Aspects of Hedging Instruments. The Portfolios are required to operate within certain guidelines and restrictions with respect to their use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Portfolios are excluded from registration as a "commodity pool operator" if they comply with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Portfolios' assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule a Portfolio must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Portfolios' net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

      Transactions in options by the Portfolios are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges through one or more brokers. Thus, the number of options which the Portfolios may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Portfolios purchase a Future, the Portfolios will maintain, in a segregated account or accounts with their Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

      Risks Of Hedging With Options and Futures. In addition to the risks with respect to hedging discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against a decline in value of a Portfolio's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

 Portfolio Turnover. Each Portfolio's particular portfolio securities may be changed without regard to the holding period of these securities (subject to certain tax restrictions), when the Manager or respective Subadviser deems that this action will help achieve the Portfolio's objective given a change in an issuer's operations or changes in general market conditions. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Portfolios do not generally intend to invest for the purpose of seeking short-term profits. Variations in portfolio turnover rate from year to year reflect the investment discipline applied to the particular Portfolio and do not generally reflect trading for short-term profits.

Other Investment Restrictions

      Investment  Restrictions That Are Fundamental Policies.  Each
Portfolio has adopted the
following investment  restrictions that are "fundamental policies."
 Each Portfolio's most significant
investment  restrictions  are  also set  forth  in the  Prospectus.
Fundamental policies cannot be changed
without the vote of a "majority" of a Portfolio's outstanding voting securities. Under the Investment
Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

      With respect to each Panorama Portfolio, the Company does not issue senior securities; in addition, except as noted, each Panorama Portfolio may not:

1. (a) Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government agency securities) of any one issuer (including repurchase agreements with any one bank); and (b) purchase more than either (i) 10% of the principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements. (This restriction is not applicable to the Government Securities Portfolio).

2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmissions, electric and telephone each will be considered a separate industry for purposes of this restriction; provided that this limitation shall not apply to the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by domestic banks and bankers' acceptances. (This restriction is not applicable to the International Equity Portfolio or the Government Securities Portfolio).

3. Alone, or together with any other Portfolio or Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

5. Purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that the Total Return Portfolio, the International Equity Portfolio, the Growth Portfolio, and the Government Securities Portfolio each may: (1) purchase securities of issuers which invest or deal in any of the above and (2) invest for hedging purposes in futures contracts on securities, financial instruments and indices, and foreign currency, as are approved for trading on a registered exchange. The International Equity Portfolio may also invest in options on foreign futures contracts on securities, financial instruments and indices and foreign currency.

6. Purchase any securities on margin (except that the Company may obtain such short term credits as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position. The deposit or payment by a Portfolio of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

7. Make loans, except that the Portfolio (1) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33 1/3% of the Portfolio's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes; or make investments in portfolio securities while its outstanding borrowings exceed 5% of its total assets.

9. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio except as may be necessary in connection with borrowings mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of such Portfolio's total assets, taken at market value at the time thereof. The deposit of cash equivalents and liquid debt securities in a segregated account with the custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis are not deemed to be pledges.

10. Underwrite securities of other issuers except insofar as the Portfolio may be deemed an underwriter under the 1933 Act in selling portfolio securities.

11. Write, purchase or sell puts, calls or combinations thereof, except that the Total Return Portfolio, and the Growth Portfolio may write covered call options and engage in closing purchase transactions. (This restriction is not applicable to the International Equity Portfolio and the Government Securities Portfolio.)

12. Invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities. However, up to 25% of the total assets of such Portfolio may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on The New York Stock Exchange. (This restriction is not applicable to the International Equity Portfolio.)

      Each LifeSpan Portfolio may not:

1. Issue senior securities, except as permitted by paragraphs 2, 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's investment policies, are not deemed to be senior securities.

2. Purchase any securities on margin (except that the Company may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position. The deposit or payment by a Portfolio of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

3. Borrow money, except for emergency or extraordinary purposes including (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Investment Company Act. For purposes of this investment restriction, reverse repurchase agreements, mortgage dollar rolls, short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter for purposes of the 1933 Act.

5. Purchase or sell real estate except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Invest in commodities, except the Portfolio may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call options and repurchase agreements entered into in accordance with the Portfolio's investment policies.

 7. Make loans, except that the Portfolio (1) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33 1/3% of the Portfolio's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed bonds, debentures or other similar obligations.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment.
 This limitation does not apply to
investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. With respect to 75% of total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

      (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

      Investment   Restrictions  That  Are   Non-Fundamental.   The
following restrictions are non-
fundamental and may be changed by the Board of Directors without the approval of shareholders.

      Each LifeSpan Portfolio may not:

(1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Portfolio's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

(2) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Manager or the relevant Subadvisers to save commissions or to average prices among them is not deemed to result in a joint securities trading account.


(3) Purchase or retain securities of an issuer if one or more of the Directors or officers of the Company or directors or officers of the Manager or any Subadviser or any investment management subsidiary of the Manager or any Subadviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

(4) Purchase a security if, as a result, (i) more than 10% of the Portfolio's assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Portfolio or (iii) more than 5% of the Portfolio's assets would be invested in any one such investment company. The Portfolio will not purchase the securities of any open-end investment company except when such purchase is part of a plan of merger, consolidation, reorganization or purchase of substantially all of the assets of any other investment company, or purchase the securities of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees. The Portfolio has no current intention of investing in other investment companies.

(5) Invest more than 15% of total assets in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

(6) Invest more than 5% of total assets in securities of any issuer which, together with its predecessors, has been in operation for less than three years.

(7) Invest in securities which are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, certain restricted securities, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities.

(8)  Purchase   securities  while  outstanding   borrowings  exceed  5%  of  the
Portfolio's total assets.

(9) Invest in real estate limited partnership interests.

(10) Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Portfolio's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Portfolio would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Portfolio in units with or attached to debt securities shall be deemed to be without value.

(11) Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

(12) Write covered call or put options with respect to more than 25% of the value of its total assets, invest more than 25% of its total assets in protective put options or invest more than 5% of its total assets in puts, calls, spreads or straddles, or any combination thereof, other than protective put options. The aggregate value of premiums paid on all options, other than protective put options, held by the Portfolio at any time will not exceed 20% of the Portfolio's total assets.

(13) Invest for the purpose of exercising control over or management of any company.

      For purposes of a Portfolios' policy not to concentrate their assets, described above in Restriction (2) for the Panorama Portfolios and Restriction
(8) for the LifeSpan Portfolios, the Portfolios have adopted the industry classifications set forth in the Appendix to this Statement of Additional Information.
This is not a fundamental policy.

      The percentage restrictions described above and in the Prospectus are applicable only at the time of investment and require no action by a Portfolio as a result of subsequent changes in value of the investments or the size of a Portfolio.

      As a matter of non-fundamental policy, each Portfolio has undertaken to limit its investments in illiquid securities to a stated percentage of net assets.

How the Portfolios are Managed

Organization   and  History.   The  Company  was   incorporated  in
Maryland on August 17, 1981.  Prior
to May 1, 1996, the Company was named Connecticut Mutual Financial Services Series Fund I, Inc.

      As series of a Maryland corporation, the Portfolios are not required to hold, and do not plan to hold, regular annual meetings of shareholders. The Portfolios will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Directors or upon proper request of the shareholders.

Directors and Officers of the Company. The Company's Directors and officers and their principal occupations and business affiliations during the past five years are listed below. All of the Directors are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Centennial America Fund, L.P., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund, Oppenheimer High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer
Strategic Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Municipal Fund, The New York Tax-Exempt Income Fund, Inc., Oppenheimer Real Asset Fund, Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial Tax-Exempt Trust (which together with the Fund, comprise the "Denver Oppenheimer funds"). Ms. Macaskill is the President and Mr. Swain is the Chairman and CEO, of all the Denver Oppenheimer funds. As of April 1, 1998, none of the Directors or officers were account owners and thus none owned any Portfolio shares.

ROBERT G. AVIS, Director*; Age 65
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, Director; Age 82
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

CHARLES CONRAD, JR., Director; Age 66
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly
Vice President of McDonnell Douglas Space Systems Co. and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

JON S. FOSSEL, Director; Age 46
P.O. Box 44, Mead Street, Waccabuc, New York  10597
Formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition
Corp.   ("OAC"),   the  Manager's  parent  holding   company,   and
Shareholder Services, Inc. ("SSI"),
Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager.

SAM FREEDMAN, Director; Age 56
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief
Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

RAYMOND J. KALINOWSKI, Director; Age 67
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company).

C. HOWARD KAST, Director; Age 75
2552 East Alameda, Denver, Colorado 80209
Formerly  Managing  Partner  of  Deloitte,   Haskins  &  Sells  (an
accounting firm).

ROBERT M. KIRCHNER, Director; Age 75
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

NED M. STEEL, Director; Age 81
3416 South Race Street, Englewood, Colorado 80110
Chartered  Property  and  Casualty   Underwriter;   a  director  of
Visiting Nurse Corporation of Colorado.
---------------
    *  Director who is an  "interested person" of the Fund.

JAMES C. SWAIN, Chairman, Chief Executive Officer and Director*; Age 63 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September, 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"), and Chairman of the Board of SSI.

BRIDGET A. MACASKILL, President; Age 49
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation ("HarbourView"); Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director (since October 1990) of OAC; President
(since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996) ; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

ANDREW J. DONOHUE, Vice President and Secretary; Age 47 Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995) and
MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial Asset Management Corporation ("Centennial") (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; a director of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

GEORGE C. BOWEN, Vice President,  Treasurer,  Assistant  Secretary;
Age 61
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President  (since  September 1987) and Treasurer (since
March 1985) of the Manager;
Vice President  (since June 1983) and Treasurer  (since March 1985)
of the Distributor; Vice
President  (since  October 1989) and  Treasurer  (since April 1986)
of  HarbourView; Senior Vice
President (since February 1992),  Treasurer (since July 1991) and a director (since December 1991)
of  Centennial;  President,  Treasurer and a director of Centennial
Capital Corporation (since June
1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer of other Oppenheimer funds.
----------
    *  Director who is an  "interested person" of the Fund.

ROBERT J. BISHOP, Assistant Treasurer; Age 39
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

SCOTT  T. FARRAR, Assistant Treasurer; Age 32
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

ROBERT G. ZACK, Assistant Secretary; Age 49
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

PETER M. ANTOS, Vice President and Portfolio Manager; Age 52
One Financial Plaza,  755 Main Street, Hartford, CT  06103-2603
Chartered  Financial  Analyst,  Vice  President  of the Company and
Senior Vice President of the Manager and
HarbourView;  portfolio  manager of other  Oppenheimer  funds;  previously  Vice
President  and  Senior  Portfolio  Manager,   Equities-Connecticut  Mutual  Life
Insurance
Company - G.R. Phelps & Co. ("G.R.
Phelps") (1989-1996).

MICHAEL C. STRATHEARN, Vice President and Portfolio Manager; Age 45 One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst, Vice President of the Company and the Manager since March, 1996; Vice President of HarbourView; portfolio manager of other Oppenheimer funds; previously a Portfolio Manager, Equities-Connecticut Mutual Life Insurance Company ("CML") (1988-1996).

KENNETH B. WHITE, Vice President and Portfolio Manager; Age 46 One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst, Vice President of the Company and the Manager since March, 1996; Vice President of HarbourView; portfolio manager of other Oppenheimer funds; previously a Portfolio Manager, Equities-CML (1982-1996); Senior Investment Officer, Equities-CML (1987-1992).

STEPHEN F. LIBERA, Vice President and Portfolio Manager; Age 47 One Financial Plaza, 755 Main Street, Hartford, CT 06103-2603 Chartered Financial Analyst, Vice President of the Company and the Manager since March, 1996; Vice President of HarbourView; portfolio manager of other Oppenheimer funds; previously a Vice President and Senior Portfolio Manager, Fixed Income--G.R. Phelps (1985-1996).

ARTHUR J. ZIMMER, Vice President and Portfolio Manger; Age 51
Vice President of the Manager and Centennial; an officer of other Oppenheimer funds.

DAVID P. NEGRI, Vice President and Portfolio Manager; Age 44
Vice President of the Manager; an officer of other Oppenheimer funds.

JERRY A. WEBMAN, Vice President and Portfolio Manager; Age 48
Senior Vice President of the Manager (since February 1996); an officer of other Oppenheimer funds;
previously an officer and analyst with Prudential Mutual Fund Investment Management, Inc.

      o Remuneration of Directors. The officers of the Company and one Director of the Company (Mr. Swain) who is affiliated with the Manager receive no salary or fee from the Fund. Mr. Fossel became a Director of the Company effective July 1, 1997, and received no compensation from the Company before that date. The compensation from the Company was paid during its fiscal year ended December 31, 1997. The compensation from all of the Denver-based Oppenheimer funds includes the Company and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1997.

                               Total Compensation
                     Aggregate            From All
                     Compensation              Denver-based
Name and Position    from Fund            Oppenheimer funds1

Robert G. Avis       $4,260                  $63,501.00
 Director

William a. Baker     5,200                   77,502.00
  Audit and Review
  Committee
  Ex-Officio Member(2)
  and Director

Charles Conrad, Jr.  4,830                   72,000.00
 Director (3)

Jon Fossel           4,244                    66,501.00
 Director

Sam Freedman                   4,461                     66,501.00
 Audit and Review
 Committee Member(2)
 and Director

Raymond J. Kalinowski4,800                    71,561.00
Audit and Review
Committee Member(2)
  and Director

                               Total Compensation
                     Aggregate            From All
                     Compensation            Denver-based
Name and Position    from Fund            Oppenheimer funds1

C.Howard Kast        5,131                    76,503.00
 Audit and Review
 Committee Member (2)
 and Director

Robert M. Kirchner    4,830                   72,000.00
 Director (3)

Ned M. Steel         4,260                    63,501.00
 Director

----------------------
1     For         the         1997          calendar          year.

2 Committee positions effective July 1, 1997 3 Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit and
      Review Committee.

      As of December 31, 1997, the then Directors and officers of the Company as a group owned of record or beneficially none of the outstanding shares of the Company.

      Major Shareholders. As of April 1,1998 Massachusetts Mutual Life Insurance Company ("MML") and its affiliates (and not on behalf of any separate account) owned 100% of the shares of the Portfolios. MML and its affiliates are deemed to be controlling persons of any Portfolio of the Company of which they own more than 25% of the shares outstanding. As such, the exercise by MML and its affiliates of their voting rights may diminish the voting power of contract owners who have selected shares of the Portfolios for investment.

The Manager, the Subadvisers and Their Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corporation ("OAC"), a holding company controlled by MML. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Portfolios, and two of whom (Messrs. Swain and Bowen) serves as a Director of the Company.

      The Manager and the Company have a Code of Ethics, as does each Subadviser. The Codes of Ethics are designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of a Portfolio's portfolio transactions. Compliance with the respective Code of Ethics is carefully monitored and strictly enforced by the Manager or the relevant Subadviser.

      The Investment Advisory Agreements. Each Portfolio has entered into an Investment Advisory Agreement with the Manager, effective March 1, 1996. The investment advisory agreement between the Manager and each Portfolio requires the Manager, at its expense, to provide each Portfolio with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for each Portfolio, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of each Portfolio.

      Expenses not expressly assumed by the Manager under an advisory agreement are paid by the relevant Portfolio. The advisory agreement lists examples of expenses to be paid by a Portfolio, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal, and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation.

      The advisory fees paid by the Portfolios to G.R. Phelps, the Portfolios' prior investment advisor (until March 1, 1996), and the management fees paid to the
Manager from March 1, 1996
to December 31, 1996 and for the fiscal year ended December 31, 1997 were as follows:

                          1995            1996           1997
                          ----            ----           ----

Total Return Portfolio    $4,780,963      $5,817,245     $6,482,637

Growth Portfolio          $1,890,963      $2,801,667     $3,818,977

International Equity Portf$  374,740      $569,471       $ 732,642

Life Span Capital Apprecia$   72,333      $281,564       $437,070

LifeSpan Balanced Portfoli$   96,385      $355,893       $504,390

LifeSpan Diversified Incom$   51,050      $171,569       $213,594

Government Securities Port$  117,370      $125,427       $120,922

Total All Portfolios      $8,324,959      $10,122,836
$12,310,232


      The advisory agreements provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from any good faith errors or omissions in connection with any matters to which the agreement relates. Each advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment activities. The Manager permits the Company to use the name "Oppenheimer" as part of its corporate name and for the names of the series, if the Board of Directors so elects. If the Manager shall no longer act as investment adviser to the Portfolios, the right of the Portfolios to use the name "Oppenheimer" as part of their names may be withdrawn.

      The Investment Subadvisory Agreements. The advisory agreements permit the Manager to hire one or more subadvisers to assist with the management of the Portfolios. The Manager has done so for the International Equity Portfolio and the LifeSpan Portfolios.

      With respect to the International Equity Portfolio and the international component for the LifeSpan Capital Appreciation Portfolio and LifeSpan Balanced Portfolio, the Manager has entered into investment subadvisory agreements with Babson-Stewart Ivory
International ("Babson-
Stewart"). With respect to the small cap component of the LifeSpan Capital Appreciation and LifeSpan Balanced Portfolios, the Manager has entered into investment subadvisory agreements with Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"). With respect to the high yield/high risk bond component for each LifeSpan Portfolio, the Manager has entered into investment subadvisory agreements with BEA Associates.

      Babson-Stewart, One Memorial Drive, Cambridge, Massachusetts 02142, is a Massachusetts general partnership and a registered investment adviser and was originally established in 1987. The general partners of Babson-Stewart are David
L. Babson & Co., which is an indirect subsidiary of Massachusetts Life Insurance Company, and Stewart Ivory & Co. (International), Ltd. As of December 31, 1997, Babson-Stewart had approximately $4.5 billion in assets under management.

      BEA Associates, One Citicorp Center, 153 E. 53rd Street, 57th Floor, New York, NY 10022, is a partnership between Credit Suisse Capital Corporation and CS Advisors Corp. BEA Associates has been providing domestic and global fixed income and equity investment management services for institutional clients and mutual funds since 1984 and, had $128 billion in assets under management as of December 31, 1997.

      Pilgrim Baxter, 825 Duportail Road, Wayne, Pennsylvania 19087, was established in 1982 to provide specialized equity management for institutional investors. Pilgrim Baxter is a Delaware corporation and a wholly owned subsidiary of United Asset
Management Corporation.
As of December 31, 1997, Pilgrim had over $16 billion in assets under management.

      Under the respective investment subadvisory agreements, the corresponding Subadviser, subject to the review of the Board of Directors and the overall supervision of the Manager, is responsible for managing the investment operations of the corresponding LifeSpan Portfolio component and the composition of the component's portfolio and furnishing the LifeSpan Portfolio with advice and recommendations with respect to investments and the purchase and sale of securities for the respective component. The shareholders of the Portfolios approved new subadvisory agreements with the relevant subadvisers effective March 1, 1996. The Manager, not the Portfolios, pays the subadvisers. The subadvisers are paid at the rate set forth in the Prospectus.

      The investment subadvisory agreements with Babson-Stewart provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard with respect to its obligations and duties under the agreements, Babson-Stewart will not be subject to liability for any loss sustained by reason of its good faith errors of omissions in connection with any matters to which the agreements relate.

      The investment subadvisory agreements with Pilgrim Baxter provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of its duties under the agreements, Pilgrim is not subject to liability for any error of judgment or mistake of law or for any other action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.


      The investment subadvisory agreements with BEA Associates provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of its duties under the agreement, BEA Associates is not subject to liability for losses as a result of its activities in connection with the adoption of any investment policy or the purchase, sale or retention of securities on behalf of the LifeSpan Portfolios subadvised by BEA Associates if such activities were made with due care and in good faith.

      For the period from June, 1996 through December, 1996 and for the fiscal year ended December 31, 1997, the Manager paid subadvisory fees to Babson-Stewart totaling $251,772.80 and $520,403.32, respectively; Pilgrim Baxter totaling $55,857.40 and $116,743.77, respectively; and BEA Associates totaling $35,061.40 and $78,164.82, respectively.

      The Transfer Agent. OppenheimerFunds Services, a division of the Manager, each
Portfolio's transfer agent, is responsible for maintaining each Portfolio's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions. It provides these services "at cost."

 Brokerage Policies Of The Portfolios

      The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the Board of Directors, the Manager and the relevant Subadvisers are primarily responsible for the investment decisions of each Portfolio or Portfolio component and the placing of its portfolio transactions. It is the policy of each Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the Manager and the Subadvisers generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available.

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under each advisory agreement is to arrange the portfolio transactions for each Portfolio. Each advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect a Portfolio's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of a Portfolio to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interest and policies of a Portfolio as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchasers from dealers include a spread between the bid and asked price.

      Under each advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for a Portfolio and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of a Portfolio and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for a Portfolio's portfolio transactions.

Description of Brokerage Practices Followed by the Manager and Subadvisers. Most purchases of debt securities, commercial paper, and money market instruments made by the Portfolios are principal transactions at net prices, and the Portfolios incur little or no brokerage costs for these transactions.

      Subject to the provisions of the advisory agreements and the subadvisory agreements and the procedures and rules described above, allocations of brokerage are generally made by the Manager's or the Subadviser's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreements and the subadvisory agreements and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's or the Subadviser's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed income agency transactions in the secondary market and otherwise only if it appears likely that a better price or execution can be obtained.

      When the Portfolios engage in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager, the Subadvisers and their affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, or a Subadviser, and investment research received for the commissions of those other accounts may be useful both to the Portfolios and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager (or Subadviser) in the investment decision-making process may be paid in commission dollars. The Board of Directors permits the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income trades to obtain research where the broker has represented to the Manager that (i) the trade is not from the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager and Subadvisers, by making available additional views for consideration and comparisons, and enabling the Manager and Subadvisers to obtain market information for the valuation of securities held in a Portfolio's portfolio or being considered for purchase.

      As most purchases made by Government Securities Portfolio are principal transactions at net prices, that Portfolio incurs little or no brokerage costs. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. No principal transactions and, except under unusual circumstances, no agency transactions for this Portfolio will be handled by any affiliated securities dealer. In the unusual circumstance when this Portfolio pays brokerage commissions, the above-described brokerage practices and policies are followed. However, since brokerage commissions, if any, are small, high portfolio turnover does not have an appreciable adverse effect upon net asset value of the Portfolio.

      During the Portfolios' fiscal years ended December 31, 1995, 1996 and 1997, total brokerage commissions paid by the Portfolios listed below were:

                                          1995      1996       1997
                                          Brokerage Brokerage Brokerage
Portfolio                                 CommissionsCommissionsCommissions

Growth Portfolio                          $781,682  $558,861  $1,587,706
Total Return Portfolio                    910,605    802,877  2,051,990
International Equity Portfolio            216,759   190,606
224,663
LifeSpan Capital Appreciation Portfolio   91,744    29,204    84,779
Lifespan Diversified Income Portfolio     9,149     2,766     7,358
LifeSpan Balanced Portfolio               40,872    24,827    70,620

Performance of the Portfolios

Yield and Total Return Information. From time to time, as set forth in the Prospectus, the "standardized yield," "dividend yield," "average annual total return," or "cumulative total return," as the case may be, of an investment in a Portfolio may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations is set forth below.

      A Portfolio's advertisement of its performance must, under applicable rules of the SEC, include the average annual total returns for the Portfolio for the 1, 5 and 10-year periods (or the life of the Portfolio, if less) as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare a Portfolio's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. The performance data for a Portfolio does not reflect the effect of any charges or costs of the insurance company separate account that invests in the Portfolio on behalf of the variable contracts of contract owners. An investment in a Portfolio is not insured; its yields and total returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, shares may be worth more or less than their original cost. Yields and total returns for any given past period are not a prediction or representation by a Portfolio of future yields or rates of return on its shares. The yields and total returns of a Portfolio are affected by portfolio quality, the type of investments the Portfolio holds and its operating expenses.

      o Yield Information.

      o Standardized Yield. The "standardized yield" (referred to as "yield") is shown for a stated 30-day period. It is not based on actual distributions paid by the Portfolios to shareholders in the 30- day period, but is a hypothetical yield based upon the net investment income from the Portfolios' portfolio investments for that period. It may therefore differ from the "dividend yield," as shown below. It is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission designed to assure uniformity in the way that all portfolios calculate their yields:

                                  2 [( a-b  + 1)6 - 1]
           Standardized Yield =            ( c d  )

      The symbols above represent the following factors:

      a  = dividends and interest earned during the 30-day period.
      b  = net   expenses   accrued   for   the   period   (expense
           reimbursements).
      c = the average daily number of Portfolio shares outstanding during the 30-day period that were entitled to receive dividends.
      d = the Portfolio's maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield of a Portfolio for a 30-day period may differ from its yield for any other period. The Securities and Exchange Commission formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. For the 30 days ended December 31, 1997, the yield of Government Securities Portfolio, calculated as described above was 5.47%.

      o Dividend Yield and Distribution Return. From time to time a Portfolio may quote a "dividend yield" or "distribution return." Dividend yield is based on a Portfolio's dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, a Portfolio's dividends and/or distributions declared during a stated period of one year or less (for example, 30 days, are added together, and the sum is divided by the Portfolio's maximum offering price on the last day of the period). When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

      Dividend Yield             Dividend/    Number     of    days
(accrual
                     Maximum Offering Pri     period) x 365
                        (last day of period)

      For the 30-day period ended December 31, 1997, the dividend yield for Government
Securities Porfolio was 6.86%.

Total Return Information

      o Average Annual Total Returns. A Portfolio's "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment according to the following formula:

                (ERV)1/n  -  1  =  Average Annual Total Return
                   P

      o Cumulative Total Returns. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


                     ERV-P  =  Total Return
                         P

Both formulas assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period. Set forth below is the "average annual total return" and "total return" for each Fund (using the method described above) during the periods indicated:

Average Annual Total Return by Portfolio:


                           Five     Ten                 Cumulative
                  Fiscal   Year     Year                Total
Return
                  Year     Period   Period              From
                  Ended    Ended    Ended               1)
Inception(Inception(1)
Portfolio         12/31/97 12/31/97 12/31/97  to 12/31/9to 12/31/97

Total Return Portf18.81%   13.21%   13.80%    14.05%    643.28%
Growth Portfolio     26.37%20.12%   18.66%    18.31%    1359.05%
International Equi8.11%    10.78%   N/A       8.66%     59.65%
LifeSpan Capital
   Appreciation   12.53%   N/A      N/A       16.07%    41.59%
LifeSpan Balanced 12.20%   N/A      N/A       13.71%    34.95%
LifeSpan Diversified
   Income         12.52%   N/A      N/A       10.84%    27.15%
Government Securit8.82     6.84%    N/A       7.26%     48.43%
--------------
(1)Inception dates are as follows: May 13, 1992 for International Equity Portfolio and Government Securities Portfolio; and September 1, 1995 for
LifeSpan  Capital  Appreciation  Portfolio,   LifeSpan  Balanced  Portfolio  and
LifeSpan Diversified Income Portfolio.

      From time to time a Portfolio may also include in its advertisements and sales literature performance information about a Portfolio or rankings of a Portfolio's performance cited in newspapers or periodicals, such as The New York Times or the Wall Street Journal. These articles may include quotations of performance from other sources, such as Lipper Analytical Services, Inc. or Morningstar, Inc.

Other Performance Comparisons. From time to time a Portfolio may publish the ranking of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Portfolios, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Portfolios is ranked against other mutual funds offered under variable contracts. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take taxes into consideration.

      From time to time a Portfolio may publish the star ranking of the performance of its shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Portfolios, in broad investment categories (domestic stock, international stock, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar may rank the shares of the Portfolio in relation to other funds in their respective categories. Rankings are subject to change monthly.

      A Portfolio may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      From time to time, the Manager may publish rankings or ratings of the Manager (or the Transfer Agent), by independent third-parties, on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. These ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.

ABOUT YOUR ACCOUNT

How To Buy Shares

      Insurance Companies are the record holders and the owners of shares of beneficial interest in each Portfolio of the Company. In accordance with any limitations set forth in their variable contracts, contract holders may direct their Insurance Companies to allocate amounts available for investment among the Company's Portfolios. Instructions for any such allocation, or for the purpose of redemption of shares of a Portfolio, must be made by the investor's Insurance Company. The rights of Insurance Companies as record holders and owners of shares of a Portfolio are different from the rights of variable contract holders. The term "shareholder" in this Statement of Additional Information refers only to Insurance Companies and not to contract holders. The Company reserves the right to limit the types of separate accounts that may invest in any Portfolio.

      The sale of shares of the Portfolios is currently limited to Accounts as explained on the cover page of this Statement of Additional Information and the Prospectus. Such shares are sold at their respective offering prices (net asset values without sales charges) and redeemed at their respective net asset values as described in the Prospectus.

Determination of Net Asset Value Per Share. The net asset value per share of each Portfolio is determined as of the close of business of The New York Stock Exchange on each day the Exchange is open by dividing the value of a Portfolio's net assets by the number of shares outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before or after a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; it may close on other days. Trading may occur at times when the Exchange is closed (including weekends and holidays or after 4:00 P.M., on a regular business day). Because the net asset values of a Portfolio will not be calculated at such times, if securities held by a Portfolio are traded at such time, the net asset values per share of a Portfolio may be significantly affected on such days when shareholders do not have the ability to purchase or redeem shares.

      The Fund's Board of Directors has established procedures for the valuation of each Portfolio's securities, generally as follows:

      (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date;

      (ii) equity securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Directors or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the Valuation Date, or, if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry;

      (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;

      (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and

      (v)   securities    (including    restricted    securities)   not   having
      readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes (see (ii) and (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.

      In the case of U.S. Government Securities and mortgage-backed securities, corporate debt, and foreign securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Directors to price U.S. Government Securities, corporate debt, and foreign securities or mortgage-backed securities for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Portfolio's calculation of net asset value unless the Board of Directors or the Manager, under procedures established by the Board of Directors, determines that the particular event is likely to effect a material change in the net asset value of a Portfolio's share. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

      Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "ask" price is available).


Dividends, Capital Gains and Taxes

Dividends and Distributions. The Company intends for each Portfolio to qualify and be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year. By so qualifying, the Portfolios will not be subject to Federal income taxes on amounts paid by them as dividends and distributions, as described in the Prospectus. Each Portfolio is treated as a separate entity for purposes of determining Federal tax treatment. The Company will endeavor to ensure that each Portfolio's assets are so invested so that all such requirements are satisfied, but there can be no assurance that it will be successful in doing so.

      In order to qualify as a regulated investment company under Subchapter M of the Code, a Portfolio must, among other things, derive at least 90% of its gross income for the taxable year from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, fees from certain securities loans or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income that a Portfolio earns from equity interests in certain entities that are not treated as corporations (e.g., are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the Portfolio as in the hands of such entities; consequently, the Portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

      As noted in the Prospectus, each Portfolio must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the Investment Company Act and Subchapter M of the Code, place certain limitations on the assets of each separate account and, because Section 817(h) and those regulations treat the assets of the Portfolio as assets of the related separate account, the assets of a Portfolio, that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.
 Failure by a Portfolio to both
qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in treatment of the variable contract holders other than as described in the applicable variable contract prospectus, including inclusion in ordinary income of income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the Portfolio and the insurance company issuing the contracts.

      Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency denominated debt securities, certain options and futures contracts relating to foreign currency, forward foreign currency contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. If the net foreign exchange loss for a year were to exceed the Portfolio's investment company taxable income (computed without regard to such loss) the resulting overall ordinary loss for such year would not be deductible by the Portfolio or its shareholders in future years.

      Limitations imposed by the Code on regulated investment companies like the Portfolios may restrict the Portfolios' ability to enter into futures, options and currency forward transactions.

      The Portfolios may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

      The federal income tax rules applicable to mortgage dollar rolls and interest rate swaps, caps, floors and collars are unclear in certain respects, and the Portfolios may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit their transactions in these instruments.

      If a Portfolio acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Portfolio could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Each Portfolio may limit and/or manage its stock holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

The Custodian. The Bank of New York is the Custodian of the Portfolios' assets. The Custodian's responsibilities include safeguarding and controlling the Portfolios' portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Portfolios.

Independent Auditors. The independent auditors of the Portfolios audit the Portfolios' financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

PANORAMA SERIES FUND, INC.
INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

The Board of Directors and Shareholders of Panorama Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Total Return Portfolio, Growth Portfolio, Government Securities Portfolio, International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio (all of which are series of Panorama Series Fund, Inc.) as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the years ended December 31, 1997 and 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period January 1, 1993 to December 31, 1995 were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return Portfolio, Growth Portfolio, Government Securities Portfolio, International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio at December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
January 23, 1998

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                   MARKET VALUE
                                     SHARES        NOTE 1
-----------------------------------------------------------------
COMMON STOCKS - 48.8%
-----------------------------------------------------------------
BASIC MATERIALS - 1.2%
-----------------------------------------------------------------
METALS - 0.4%
Allegheny Teledyne, Inc.                  185,200  $    4,792,050
-----------------------------------------------------------------
PAPER - 0.8%
Fort James Corp.                          272,375      10,418,344
-----------------------------------------------------------------
CONSUMER CYCLICALS - 6.3%
-----------------------------------------------------------------
AUTOS & HOUSING - 0.9%
Goodyear Tire & Rubber Co.                 86,300       5,490,837
-----------------------------------------------------------------
Lear Corp.(1)                             128,300       6,094,250
                                                   --------------
                                                       11,585,087
-----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.2%
Alaska Air Group, Inc.(1)                 147,400       5,711,750
-----------------------------------------------------------------
America West Holdings Corp., Cl.
B(1)                                      238,400       4,440,200
-----------------------------------------------------------------
AMR Corp.(1)                               88,500      11,372,250
-----------------------------------------------------------------
Hasbro, Inc.                              106,500       3,354,750
-----------------------------------------------------------------
Outback Steakhouse, Inc.(1)               121,800       3,501,750
                                                   --------------
                                                       28,380,700
-----------------------------------------------------------------
RETAIL: GENERAL - 2.3%
Dayton Hudson Corp.                       123,800       8,356,500
-----------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                   218,900       9,426,381
-----------------------------------------------------------------
Penney (J.C.) Co., Inc.                   183,000      11,037,187
                                                   --------------
                                                       28,820,068
-----------------------------------------------------------------
RETAIL: SPECIALTY - 0.9%
Brylane, Inc.(1)                           66,900       3,294,825
-----------------------------------------------------------------
Payless ShoeSource, Inc.(1)               122,800       8,242,950
                                                   --------------
                                                       11,537,775
-----------------------------------------------------------------
CONSUMER NON-CYCLICALS - 3.8%
-----------------------------------------------------------------
FOOD - 1.6%
Kroger Co.(1)                             314,700      11,624,231
-----------------------------------------------------------------
Safeway, Inc.(1)                          136,100       8,608,325
                                                   --------------
                                                       20,232,556
-----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
0.9%
Tenet Healthcare Corp.(1)                 265,020       8,778,787
-----------------------------------------------------------------
WellPoint Health Networks, Inc.(1)         75,400       3,185,650
                                                   --------------
                                                       11,964,437
-----------------------------------------------------------------
HOUSEHOLD GOODS - 1.3%
Dial Corp. (The)                          295,200       6,143,850
-----------------------------------------------------------------
Premark International, Inc.               368,300      10,680,700
                                                   --------------
                                                       16,824,550

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
-----------------------------------------------------------------
ENERGY - 5.7%
-----------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 2.3%
Diamond Offshore Drilling, Inc.           186,300  $    8,965,687
-----------------------------------------------------------------
Global Marine, Inc.(1)                    235,700       5,774,650
-----------------------------------------------------------------
Oryx Energy Co.(1)                        269,900       6,882,450
-----------------------------------------------------------------
Tidewater, Inc.                           132,700       7,315,087
                                                   --------------
                                                       28,937,874
-----------------------------------------------------------------
OIL-INTEGRATED - 3.4%
Amoco Corp.                                71,200       6,060,900
-----------------------------------------------------------------
Chevron Corp.                             161,700      12,450,900
-----------------------------------------------------------------
Exxon Corp.                                82,500       5,047,969
-----------------------------------------------------------------
Mobil Corp.                               143,600      10,366,125
-----------------------------------------------------------------
Occidental Petroleum Corp.                335,000       9,819,687
                                                   --------------
                                                       43,745,581
-----------------------------------------------------------------
FINANCIAL - 11.9%
-----------------------------------------------------------------
BANKS - 4.3%
BankAmerica Corp.                         117,500       8,577,500
-----------------------------------------------------------------
BankBoston Corp.                          144,600      13,583,362
-----------------------------------------------------------------
First Union Corp.                         260,500      13,350,625
-----------------------------------------------------------------
NationsBank Corp.                          94,600       5,752,862
-----------------------------------------------------------------
Wells Fargo & Co.                          40,100      13,611,444
                                                   --------------
                                                       54,875,793
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 2.4%
Crescent Real Estate Equities, Inc.       214,500       8,445,938
-----------------------------------------------------------------
Money Store, Inc. (The)                   118,100       2,480,100
-----------------------------------------------------------------
Morgan Stanley, Dean Witter,
Discover & Co.                            102,600       6,066,225
-----------------------------------------------------------------
Travelers Group, Inc.                     262,646      14,150,053
                                                   --------------
                                                       31,142,316
-----------------------------------------------------------------
INSURANCE - 5.2%
Allstate Corp.                             85,000       7,724,375
-----------------------------------------------------------------
Chubb Corp.                               135,600      10,254,750
-----------------------------------------------------------------
Conseco, Inc.                             293,300      13,326,819
-----------------------------------------------------------------
Equitable Cos., Inc.                      269,000      13,382,750
-----------------------------------------------------------------
Torchmark Corp.                           239,800      10,086,588
-----------------------------------------------------------------
Travelers Property Casualty Corp.,
Cl. A                                     270,300      11,893,200
                                                   --------------
                                                       66,668,482
-----------------------------------------------------------------
INDUSTRIAL - 8.4%
-----------------------------------------------------------------
INDUSTRIAL SERVICES - 0.5%
Viad Corp.                                297,400       5,743,538
-----------------------------------------------------------------
MANUFACTURING - 7.4%
Aeroquip-Vickers, Inc.                    109,600       5,377,250

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
-----------------------------------------------------------------
MANUFACTURING (CONTINUED)

AGCO Corp.                                302,900  $    8,859,825
-----------------------------------------------------------------
Case Corp.                                173,900      10,510,081
-----------------------------------------------------------------
Deere & Co.                               251,800      14,683,088
-----------------------------------------------------------------
Ingersoll-Rand Co.                        184,100       7,456,050
-----------------------------------------------------------------
PACCAR, Inc.                              248,700      13,056,750
-----------------------------------------------------------------
Parker-Hannifin Corp.                     143,800       6,596,825
-----------------------------------------------------------------
Textron, Inc.                             231,800      14,487,500
-----------------------------------------------------------------
U.S. Industries, Inc.                     458,050      13,798,756
                                                   --------------
                                                       94,826,125
-----------------------------------------------------------------
TRANSPORTATION - 0.5%
Burlington Northern Santa Fe Corp.         68,100       6,329,044
-----------------------------------------------------------------
TECHNOLOGY - 6.3%
-----------------------------------------------------------------
AEROSPACE/DEFENSE - 1.0%
General Dynamics Corp.                     69,700       6,024,694
-----------------------------------------------------------------
Lockheed Martin Corp.                      69,051       6,801,524
                                                   --------------
                                                       12,826,218
-----------------------------------------------------------------
COMPUTER HARDWARE - 3.7%
CHS Electronics, Inc.(1)                   73,650       1,261,256
-----------------------------------------------------------------
Compaq Computer Corp.                     185,900      10,491,731
-----------------------------------------------------------------
International Business Machines
Corp.                                     116,600      12,191,988
-----------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                   92,500       3,515,000
-----------------------------------------------------------------
Storage Technology Corp. (New)(1)         324,300      20,086,331
                                                   --------------
                                                       47,546,306
-----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.7%
Electronic Data Systems Corp.             161,000       7,073,938
-----------------------------------------------------------------
Symantec Corp.(1)                          63,200       1,386,450
                                                   --------------
                                                        8,460,388
-----------------------------------------------------------------
ELECTRONICS - 0.7%
National Semiconductor Corp.(1)            83,900       2,176,156
-----------------------------------------------------------------
SCI Systems, Inc.(1)                      154,400       6,726,050
                                                   --------------
                                                        8,902,206
-----------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
0.2%
Bay Networks, Inc.(1)                      66,200       1,692,238
-----------------------------------------------------------------
Dycom Industries, Inc.(1)                  56,900       1,226,906
                                                   --------------
                                                        2,919,144
-----------------------------------------------------------------
UTILITIES - 5.2%
-----------------------------------------------------------------
ELECTRIC UTILITIES - 0.8%
FPL Group, Inc.                           171,400      10,144,738
-----------------------------------------------------------------
GAS UTILITIES - 1.7%
Columbia Gas System, Inc.                 282,700      22,209,619

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
-----------------------------------------------------------------
TELEPHONE UTILITIES - 2.7%
Bell Atlantic Corp.                       144,600  $   13,158,600
-----------------------------------------------------------------
Century Telephone Enterprises, Inc.        50,600       2,520,513
-----------------------------------------------------------------
Frontier Corp.                            140,500       3,380,781
-----------------------------------------------------------------
U S West Communications Group             336,400      15,180,050
                                                   --------------
                                                       34,239,944
                                                   --------------
Total Common Stocks (Cost
$545,906,403)                                         624,072,883

                                     PRINCIPAL
                                     AMOUNT
-----------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.0%
-----------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(2)                $  4,500,000       4,515,996
-----------------------------------------------------------------
Olympic Automobile Receivables
Trust:
Receivables-Backed Nts., Series
1997-A, Cl. A5, 6.80%, 2/15/05          4,050,000       4,104,919
Series 1996-A, Cl. A4, 5.85%,
7/15/01                                 4,000,000       3,991,250
                                                   --------------
Total Asset-Backed Securities (Cost
$12,519,787)                                           12,612,165
-----------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 7.3%
-----------------------------------------------------------------
BankAmerica Manufactured Housing
Contract Trust Sr. Sub.
Pass-Through Certificates, Series
1996-1, Cl. A1, 6.125%, 10/10/26          846,547         846,679
-----------------------------------------------------------------
Chase Commercial Mortgage
Securities Corp., Commercial Mtg.
Obligations, Series 1996-1, Cl. A2,
7.60%, 3/18/06                          6,000,000       6,202,383
-----------------------------------------------------------------
Contimortgage Home Equity Loan
Trust, Series 1995-2, Cl. A2,
7.95%, 4/15/10                             33,936          33,916
-----------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA,
7%, 3/15/24                             3,750,000       3,810,937
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1987, Cl. K,
7.50%, 9/15/27(2)                       4,000,000       3,970,000
Gtd. Multiclass Mtg. Participation
Certificates, 6%, 3/1/09                3,464,343       3,439,365
Gtd. Multiclass Mtg. Participation
Certificates, Series 1337, Cl. D,
6%, 8/15/07                             3,000,000       2,940,000
Gtd. Multiclass Mtg. Participation
Certificates, Series 1574, Cl. PD,
5.55%, 3/15/13                            686,854         684,918
Gtd. Multiclass Mtg. Participation
Certificates, Series 1694, Cl. PG,
5.75%, 12/15/21                         5,000,000       4,925,000
Gtd. Multiclass Mtg. Participation
Certificates, Series 1820, Cl. PL,
5.75%, 7/15/06                          4,880,000       4,835,738
Gtd. Multiclass Mtg. Participation
Certificates, Series 1843, Cl. VB,
7%, 4/15/03                             3,578,600       3,671,393
Gtd. Multiclass Mtg. Participation
Certificates, Series 1849, Cl. VA,
6%, 12/15/10                            4,538,091       4,515,401
Gtd. Multiclass Mtg. Participation
Certificates, Series 1994-43, Cl.
PE, 6%, 12/25/19                        2,950,000       2,936,165
Interest-Only Stripped Mtg.-Backed
Security, Series 1583, Cl. IC,
6.65%, 1/15/20(3)                       8,345,178       1,255,037
-----------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                             2,830,995       2,814,519
6.50%, 2/1/26                             263,014         260,258
6.50%, 2/1/26                             241,608         239,077
6.50%, 2/1/26                             343,636         340,681
6.50%, 2/1/26                             136,599         135,424
6.50%, 2/1/26                           1,019,881       1,009,194
6.50%, 3/1/26                             451,849         447,114
6.50%, 4/1/24                             544,722         540,375

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
-----------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS
(CONTINUED)
-----------------------------------------------------------------
Federal National Mortgage Assn.:
(Continued)

6.50%, 4/1/26                        $    325,537  $      322,125
7%, 4/1/00                                980,077         986,948
7.50%, 11/1/08                            163,746         168,768
7.50%, 12/1/08                            293,339         302,336
7.50%, 2/1/08                             313,342         322,106
7.50%, 4/1/08                             142,596         146,198
7.50%, 5/1/07                             184,084         188,734
7.50%, 8/1/08                             270,422         277,987
8%, 3/1/17                                155,891         163,330
8%, 6/1/17                                108,130         113,290
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1992-15, Cl.
KZ, 7%, 2/25/22                         2,253,787       2,182,635
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-181, Cl. C, 5.40%,
10/25/02                                  848,466         843,690
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                 1,492,065       1,481,575
Interest-Only Stripped Mtg.-Backed
Security, Trust 1993-223, Cl. PM,
7.309%, 10/25/23(3)                     8,202,184       1,243,123
-----------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1994-7, Cl. A18, 6%, 2/25/09     4,707,789       4,438,551
-----------------------------------------------------------------
Government National Mortgage Assn.:
6.50%, 4/15/26                          2,865,526       2,837,559
6.50%, 4/15/26                            925,268         916,238
6.50%, 4/15/26                            946,176         936,942
7%, 1/15/24                               696,612         704,519
7%, 11/15/08                              311,912         319,315
7%, 12/15/08                              401,108         410,250
7%, 12/15/23                              494,068         499,982
7%, 2/15/09                               428,596         438,767
7%, 6/15/09                               295,013         301,737
7.50%, 1/15/09                            476,358         491,830
7.50%, 1/15/10                            713,564         736,520
7.50%, 1/15/23                            310,489         319,100
7.50%, 10/15/23                            52,186          53,633
7.50%, 11/15/23                           749,719         770,509
7.50%, 3/15/09                            542,002         559,607
7.50%, 3/15/23                             22,697          23,327
7.50%, 6/15/09                            657,995         679,164
7.50%, 6/15/23                             43,117          44,313
7.50%, 6/15/24                            766,843         787,633
7.50%, 8/15/23                          1,853,068       1,904,455
7.50%, 8/15/23                             37,362          38,398
7.50%, 9/15/23                             46,865          48,165
7.50%, 9/15/23                             40,794          41,926
8%, 5/15/17                               278,965         293,184
8%, 5/15/17                               795,960         836,531
-----------------------------------------------------------------
Green Tree Financial Corp., Series
1994-7, Cl. A3, 8%, 3/15/20               917,092         921,100
-----------------------------------------------------------------
Housing Securities, Inc., Series
1994-3, Cl. A3, 7.25%, 9/25/12(2)         264,912         265,161

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
-----------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS
(CONTINUED)
-----------------------------------------------------------------

Norwest Asset Securities Corp.,
Mtg. Pass-Through Certificates,
Series 1997-14, Cl. A3, 6.75%,
10/25/27                             $  5,000,000  $    5,023,438
-----------------------------------------------------------------
PNC Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates,
Series 1995-2, Cl. A3, 6.50%,
2/25/12                                 4,000,000       4,007,656
-----------------------------------------------------------------
Prudential Home Mortgage Securities
Co., Sub. Fixed Rate Mtg.
Securities, Real Estate Mtg.
Investment Conduit Pass-Through
Certificates, Series 1993-L, Cl.
1B2, 6.64%, 12/25/23(2)(4)              1,900,000       1,903,191
-----------------------------------------------------------------
Residential Accredit Loans, Inc.,
Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl.
A2, 6.75%, 9/25/27                      3,620,000       3,614,909
                                                   --------------
Total Mortgage-Backed Obligations
(Cost $92,043,834)                                     93,764,029
-----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 14.6%
-----------------------------------------------------------------
U.S. Treasury Bonds:
10.375%, 11/15/12                       3,000,000       3,989,064
6%, 2/15/26                             5,000,000       4,995,315
7.50%, 11/15/16                       104,700,000     122,171,917
8.75%, 5/15/17                          3,000,000       3,932,814
8.875%, 8/15/17                         1,000,000       1,327,188
STRIPS, 7.835%, 5/15/15(5)              2,250,000         796,446
-----------------------------------------------------------------
U.S. Treasury Nts.:
6.50%, 8/15/05                         30,560,000      31,897,031
6.75%, 6/30/99                          8,000,000       8,127,504
7.50%, 11/15/01                         8,775,000       9,309,731
                                                   --------------
Total U.S. Government Obligations
(Cost $177,711,247)                                   186,547,010
-----------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -
0.2%
-----------------------------------------------------------------
Colombia (Republic of) Unsub. Nts.,
7.125%, 5/11/98                           600,000         601,769
-----------------------------------------------------------------
United Mexican States Bonds, 6.97%,
8/12/00                                 1,750,000       1,713,906
                                                   --------------
Total Foreign Government
Obligations (Cost $2,318,005)                           2,315,675
-----------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 0.3%
-----------------------------------------------------------------
California Infrastructure &
Economic Development Bank Special
Purpose Trust Certificates, Series
1997-1, 6.28%, 9/25/05 (Cost
$4,007,640)                             4,000,000       4,021,600
-----------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND
NOTES - 17.3%
-----------------------------------------------------------------
BASIC MATERIALS - 1.9%
-----------------------------------------------------------------
CHEMICALS - 0.8%
Du Pont (E.I.) De Nemours & Co.,
8.50% Debs., 2/15/03                    2,320,000       2,465,629
-----------------------------------------------------------------
FMC Corp., 8.75% Sr. Nts., 4/1/99       2,500,000       2,573,660
-----------------------------------------------------------------
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20           2,512,000       3,271,571
-----------------------------------------------------------------
PPG Industries, Inc., 9% Debs.,
5/1/21                                  1,190,000       1,485,966
                                                   --------------
                                                        9,796,826

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
-----------------------------------------------------------------
HOUSEHOLD GOODS - 0.4%
Fort James Corp., 6.875% Sr. Nts.,
9/15/07                              $  5,000,000  $    5,071,500
-----------------------------------------------------------------
METALS - 0.3%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                                 4,000,000       4,329,880
-----------------------------------------------------------------
PAPER - 0.4%
Celulosa Arauco y Constitucion SA,
7.25% Debs., 6/11/98(2)                 2,250,000       2,235,937
-----------------------------------------------------------------
Donohue Forest Products, Inc.,
7.625% Gtd. Sr. Nts., 5/15/07           2,500,000       2,619,550
                                                   --------------
                                                        4,855,487
-----------------------------------------------------------------
CONSUMER CYCLICALS - 2.4%
-----------------------------------------------------------------
AUTOS & HOUSING - 0.4%
Black & Decker Corp., 6.625% Nts.,
11/15/00                                2,700,000       2,726,379
-----------------------------------------------------------------
First Industrial LP, 7.15% Bonds,
5/15/27                                 3,000,000       3,082,923
                                                   --------------
                                                        5,809,302
-----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.3%
Blockbuster Entertainment Corp.,
6.625% Sr. Nts., 2/15/98                1,750,000       1,750,632
-----------------------------------------------------------------
Felcor Suites LP, 7.375% Sr. Nts.,
10/1/04(2)                              2,000,000       2,017,042
                                                   --------------
                                                        3,767,674
-----------------------------------------------------------------
MEDIA - 1.3%
Reed Elsevier, Inc., 6.625% Nts.,
10/15/23(6)                             1,600,000       1,567,344
-----------------------------------------------------------------
TCI Communications, Inc., 6.375%
Nts., 9/15/99                           5,000,000       5,014,210
-----------------------------------------------------------------
Tele-Communications, Inc., 7.14%
Sr. Medium-Term Nts., 2/3/98            1,500,000       1,501,228
-----------------------------------------------------------------
Tele-Communications, Inc., 7.15%
Sr. Medium-Term Nts., 2/3/98            1,600,000       1,601,323
-----------------------------------------------------------------
Time Warner, Inc., 7.45% Nts.,
2/1/98                                  3,900,000       3,903,385
-----------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr.
Debs., 10/30/07                         3,250,000       3,612,843
                                                   --------------
                                                       17,200,333
-----------------------------------------------------------------
RETAIL: GENERAL - 0.4%
Federated Department Stores, Inc.,
10% Sr. Nts., 2/15/01                   1,770,000       1,952,514
-----------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                           2,000,000       2,048,966
-----------------------------------------------------------------
Sears Roebuck & Co., 8.39%
Medium-Term Nts., 3/23/99               1,590,000       1,632,835
                                                   --------------
                                                        5,634,315
-----------------------------------------------------------------
CONSUMER NON-CYCLICALS - 1.0%
-----------------------------------------------------------------
FOOD - 0.6%
CPC International, Inc., 6.15%
Unsec. Nts., Series C, 1/15/06          2,000,000       1,991,316
-----------------------------------------------------------------
Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                           3,500,000       3,543,274
-----------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
Inc., (The) 9.125% Debs., 1/15/98       2,000,000       2,001,408
                                                   --------------
                                                        7,535,998
-----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.3% Tenet Healthcare Corp., 8% Sr.
Nts., 1/15/05                           1,500,000       1,537,500
-----------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr.
Unsec. Nts., 12/1/03                    2,000,000       2,123,046
                                                   --------------
                                                        3,660,546
-----------------------------------------------------------------
HOUSEHOLD GOODS - 0.1%
Procter & Gamble Co., 9.36% Debs.,
Series A, 1/1/21                          750,000         966,399

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
-----------------------------------------------------------------
ENERGY - 3.3%
-----------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.9% Chesapeake Energy Corp., 7.875% Sr.
Nts., Series B, 3/15/04              $  3,250,000  $    3,225,625
-----------------------------------------------------------------
Coastal Corp., 8.125% Sr. Nts.,
9/15/02                                 3,190,000       3,419,638
-----------------------------------------------------------------
Colorado International Gas Corp.,
10% Sr. Debs., 6/15/05                    455,000         549,885
-----------------------------------------------------------------
Columbia Gas System, Inc., 6.80%
Nts., Series C, 11/28/05                2,000,000       2,042,142
-----------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75%
Sr. Nts., Series B, 1/15/01             2,430,000       2,548,462
-----------------------------------------------------------------
Ferrellgas LP/Ferrellgas Finance
Corp., 10% Sr. Nts., Series A,
8/1/01                                  2,000,000       2,112,500
-----------------------------------------------------------------
HNG Internorth/Enron Corp., 9.625%
Debs., 3/15/06                            700,000         840,338
-----------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                    4,000,000       4,373,164
-----------------------------------------------------------------
Petroliam Nasional Berhad, 6.875%
Nts., 7/1/03(6)                         2,500,000       2,377,010
-----------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875%
Debs., 1/1/21                           2,250,000       2,992,500
                                                   --------------
                                                       24,481,264
-----------------------------------------------------------------
OIL-INTEGRATED - 1.4%
Gulf Canada Resources Ltd., 8.25%
Sr. Nts., 3/15/17                       2,000,000       2,206,840
-----------------------------------------------------------------
Gulf Canada Resources Ltd., 9%
Debs., 8/15/99                          1,750,000       1,831,623
-----------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                           4,500,000       4,579,726
-----------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                           3,600,000       3,841,337
-----------------------------------------------------------------
Phillips Petroleum Co., 7.53%
Pass-Through Certificates, Series
1994-A1, 9/27/98                        1,390,525       1,404,820
-----------------------------------------------------------------
Standard Oil/British Petroleum Co.
plc, 9% Debs., 6/1/19                   3,190,000       3,297,972
-----------------------------------------------------------------
Texaco Capital, Inc., 8.875% Gtd.
Debs., 9/1/21                             500,000         626,775
                                                   --------------
                                                       17,789,093
-----------------------------------------------------------------
FINANCIAL - 5.4%
-----------------------------------------------------------------
BANKS - 0.9%
BankAmerica Corp., 7.75% Sub. Nts.,
7/15/02                                 1,250,000       1,323,269
-----------------------------------------------------------------
Chase Manhattan Corp. (New),
10.125% Sub. Nts., 11/1/00              1,000,000       1,103,047
-----------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01      2,135,000       2,094,935
-----------------------------------------------------------------
First Fidelity Bancorp, 8.50% Sub.
Capital Nts., 4/1/98                    1,500,000       1,507,974
-----------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                  750,000         834,180
-----------------------------------------------------------------
People's Bank of Bridgeport
(Connecticut) 7.20% Sub. Nts.,
12/1/06                                 4,000,000       4,083,788
                                                   --------------
                                                       10,947,193
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.2%
American General Finance Corp.,
5.875% Sr. Nts., 7/1/00                 1,500,000       1,491,454
-----------------------------------------------------------------
American General Institutional
Capital B, 8.125% Bonds, Series B,
3/15/46(6)                              2,750,000       3,050,501
-----------------------------------------------------------------
Capital One Financial Corp., 6.83%
Sr. Nts., 5/17/99                       2,500,000       2,518,145
-----------------------------------------------------------------
Capital One Financial Corp., 7.25%
Nts., 12/1/03                           2,300,000       2,324,270
-----------------------------------------------------------------
Chelsea GCA Realty Partner, Inc.,
7.75% Gtd. Unsec. Unsub. Nts.,
1/26/01                                 4,720,000       4,842,862
-----------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec.
Nts., 2/15/01                           4,000,000       3,928,712
-----------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Gtd. Medium-Term Nts., Series D,
3/1/01                                  1,285,000       1,279,510
-----------------------------------------------------------------
Countrywide Home Loans, Inc.,
6.085% Gtd. Medium-Term Nts.,
Series B, 7/14/99                       1,800,000       1,799,640
-----------------------------------------------------------------
Fleet Mtg. Group, Inc., 6.50% Nts.,
9/15/99                                   750,000         755,475

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)

Ford Motor Credit Co., 6.25% Unsub.
Nts., 2/26/98                        $  1,000,000  $    1,003,160
-----------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                    1,200,000       1,182,118
-----------------------------------------------------------------
Golden West Financial Corp., 8.625%
Sub. Nts., 8/30/98                        500,000         508,717
-----------------------------------------------------------------
Household Finance Corp., 8.95%
Debs., 9/15/99                          1,200,000       1,253,971
-----------------------------------------------------------------
Household International BV, 6% Gtd.
Sr. Nts., 3/15/99                       1,500,000       1,503,084
-----------------------------------------------------------------
Merrill Lynch & Co., Inc., 6% Nts.,
3/1/01                                  1,500,000       1,493,433
-----------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50%
Nts., 4/1/01                            2,500,000       2,524,110
-----------------------------------------------------------------
Norsk Hydro AS, 8.75% Bonds,
10/23/01                                1,500,000       1,616,250
-----------------------------------------------------------------
PHH Corp., 6.50% Nts., 2/1/00           1,250,000       1,261,654
-----------------------------------------------------------------
Salomon, Inc., 8.69% Sr.
Medium-Term Nts., Series D, 3/1/99      4,000,000       4,117,832
-----------------------------------------------------------------
Sears Roebuck Acceptance Corp.,
5.99% Medium-Term Nts., Series 1,
12/26/00                                2,000,000       1,991,144
                                                   --------------
                                                       40,446,042
-----------------------------------------------------------------
INSURANCE - 1.3%
Cigna Corp., 7.90% Nts., 12/14/98         320,000         325,130
-----------------------------------------------------------------
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                           2,750,000       3,097,872
-----------------------------------------------------------------
Equitable Life Assurance Society
(U.S.A.), 6.95% Surplus Nts.,
12/1/05(6)                              2,000,000       2,039,432
-----------------------------------------------------------------
GenAmerica Capital I, 8.525% Gtd.
Bonds, 6/30/27(6)                       3,250,000       3,457,503
-----------------------------------------------------------------
Life Re Capital Trust I, 8.72% Gtd.
Bonds, 6/15/27(6)                       2,500,000       2,687,480
-----------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts.,
1/15/99                                 1,700,000       1,745,290
-----------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                     3,500,000       3,561,260
                                                   --------------
                                                       16,913,967
-----------------------------------------------------------------
INDUSTRIAL - 1.7%
-----------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.2%
American Standard Cos., Inc.,
10.875% Sr. Nts., 5/15/99(2)            2,750,000       2,901,250
-----------------------------------------------------------------
INDUSTRIAL SERVICES - 0.7%
Raytheon Co., 6.45% Nts., 8/15/02       2,500,000       2,514,690
-----------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                                4,000,000       4,223,876
-----------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Gtd. Sr. Nts., Series B, 12/1/06        2,860,000       2,926,220
                                                   --------------
                                                        9,664,786
-----------------------------------------------------------------
MANUFACTURING - 0.2%
Mark IV Industries, Inc., 8.75%
Sub. Nts., 4/1/03(2)                    2,200,000       2,332,000
-----------------------------------------------------------------
TRANSPORTATION - 0.6%
Federal Express Corp., 6.25% Nts.,
4/15/98                                 3,485,000       3,486,474
-----------------------------------------------------------------
Union Pacific Corp., 7% Nts.,
6/15/00                                 2,030,000       2,063,747
-----------------------------------------------------------------
Union Pacific Corp., 7.60% Nts.,
5/1/05                                  2,000,000       2,115,228
                                                   --------------
                                                        7,665,449
-----------------------------------------------------------------
TECHNOLOGY - 0.4%
-----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.2%
Electric Data Systems Corp., 7.125%
Nts., 5/15/05(6)                        2,000,000       2,103,060

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
-----------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
0.2%
U S West Capital Funding, Inc.,
6.85% Gtd. Nts., 1/15/02             $  2,250,000  $    2,289,400
-----------------------------------------------------------------
UTILITIES - 1.2%
-----------------------------------------------------------------
ELECTRIC UTILITIES - 0.3%
Consumers Energy Co., 8.75% First
Mtg. Nts., 2/15/98                      2,000,000       2,004,774
-----------------------------------------------------------------
El Paso Electric Co., 7.25% First
Mtg. Nts., Series A, 2/1/99(2)          2,000,000       2,020,000
                                                   --------------
                                                        4,024,774
-----------------------------------------------------------------
GAS UTILITIES - 0.7%
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01                2,000,000       2,027,154
-----------------------------------------------------------------
Southern California Gas Co., 6.38%
Medium-Term Nts., 10/29/01              2,500,000       2,515,500
-----------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                           3,800,000       4,079,737
                                                   --------------
                                                        8,622,391
-----------------------------------------------------------------
TELEPHONE UTILITIES - 0.2%
GTE Corp., 8.85% Debs., 3/1/98          2,350,000       2,359,534
                                                   --------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $217,623,119)                   221,168,463
-----------------------------------------------------------------
SHORT-TERM NOTES - 6.5%
-----------------------------------------------------------------
Federal Farm Credit Bank, 5.76%,
1/16/98(7)                              5,000,000       4,988,000
-----------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
5.70%, 1/14/98(7)                      13,088,000      13,060,682
-----------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
5.73%, 1/15/98(7)                      46,565,000      46,535,147
-----------------------------------------------------------------
Federal National Mortgage Assn.,
5.78%, 1/16/98(7)                      18,000,000      17,956,650
                                                   --------------
Total Short-Term Notes (Cost
$82,540,479)                                           82,540,479
-----------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.8%
-----------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 6.60%,
dated 12/31/97, to be repurchased
at $48,517,783 on 1/2/98,
collateralized by U.S. Treasury
Bonds, 8%-10.625%,
8/15/15-11/15/21, with a value of
$35,948,308, and U.S. Treasury
Nts., 5.875%-7.50%,
9/30/01-12/31/01, with a value of
$13,547,857 (Cost $48,500,000)         48,500,000      48,500,000
-----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$1,183,170,514)                              99.8%  1,275,542,304
-----------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES               0.2       3,181,013
                                     ------------  --------------
NET ASSETS                                  100.0% $1,278,723,317
                                     ------------  --------------
                                     ------------  --------------

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

4. Represents the current interest rate for a variable rate security.

5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $17,282,330 or 1.35% of the Fund's net assets as of December 31, 1997.

7. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
COMMON STOCKS - 88.1%
-----------------------------------------------------------------
BASIC MATERIALS - 2.1%
-----------------------------------------------------------------
METALS - 0.7%
Allegheny Teledyne, Inc.                  216,600   $  5,604,525
-----------------------------------------------------------------
PAPER - 1.4%
Fort James Corp.                          313,362     11,986,096
-----------------------------------------------------------------
CONSUMER CYCLICALS - 11.3%
-----------------------------------------------------------------
AUTOS & HOUSING - 1.8%
Goodyear Tire & Rubber Co.                120,300      7,654,087
-----------------------------------------------------------------
Lear Corp.(1)                             145,500      6,911,250
                                                    -------------
                                                      14,565,337
-----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 4.1%
Alaska Air Group, Inc.(1)                 190,100      7,366,375
-----------------------------------------------------------------
America West Holdings Corp., Cl.
B(1)                                      307,500      5,727,187
-----------------------------------------------------------------
AMR Corp.(1)                              100,300     12,888,550
-----------------------------------------------------------------
Hasbro, Inc.                              126,500      3,984,750
-----------------------------------------------------------------
Outback Steakhouse, Inc.(1)               143,600      4,128,500
                                                    -------------
                                                      34,095,362
-----------------------------------------------------------------
RETAIL: GENERAL - 3.7%
Dayton Hudson Corp.                       168,300     11,360,250
-----------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                   188,000      8,095,750
-----------------------------------------------------------------
Penney (J.C.) Co., Inc.                   194,000     11,700,625
                                                    -------------
                                                      31,156,625
-----------------------------------------------------------------
RETAIL: SPECIALTY - 1.7%
Brylane, Inc.(1)                           87,900      4,329,075
-----------------------------------------------------------------
Payless ShoeSource, Inc.(1)               139,900      9,390,787
                                                    -------------
                                                      13,719,862
-----------------------------------------------------------------
CONSUMER NON-CYCLICALS - 6.6%
-----------------------------------------------------------------
FOOD - 2.6%
Kroger Co.(1)                             297,000     10,970,437
-----------------------------------------------------------------
Safeway, Inc.(1)                          166,200     10,512,150
                                                    -------------
                                                      21,482,587
-----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
1.7%
Tenet Healthcare Corp.(1)                 354,230     11,733,869
-----------------------------------------------------------------
WellPoint Health Networks, Inc.(1)         54,200      2,289,950
                                                    -------------
                                                      14,023,819
-----------------------------------------------------------------
HOUSEHOLD GOODS - 2.3%
Dial Corp. (The)                          379,800      7,904,587
-----------------------------------------------------------------
Premark International, Inc.               397,600     11,530,400
                                                    -------------
                                                      19,434,987

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
ENERGY - 10.3%
-----------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 4.2%
Diamond Offshore Drilling, Inc.           201,200   $  9,682,750
-----------------------------------------------------------------
Global Marine, Inc.(1)                    329,500      8,072,750
-----------------------------------------------------------------
Oryx Energy Co.(1)                        334,200      8,522,100
-----------------------------------------------------------------
Tidewater, Inc.                           153,700      8,472,712
                                                    -------------
                                                      34,750,312
-----------------------------------------------------------------
OIL-INTEGRATED - 6.1%
Amoco Corp.                                82,200      6,997,275
-----------------------------------------------------------------
Chevron Corp.                             187,300     14,422,100
-----------------------------------------------------------------
Exxon Corp.                               117,700      7,201,769
-----------------------------------------------------------------
Mobil Corp.                               144,400     10,423,875
-----------------------------------------------------------------
Occidental Petroleum Corp.                400,900     11,751,381
                                                    -------------
                                                      50,796,400
-----------------------------------------------------------------
FINANCIAL - 22.1%
-----------------------------------------------------------------
BANKS - 7.9%
BankAmerica Corp.                         159,400     11,636,200
-----------------------------------------------------------------
BankBoston Corp.                          166,500     15,640,594
-----------------------------------------------------------------
First Union Corp.                         318,700     16,333,375
-----------------------------------------------------------------
NationsBank Corp.                          92,300      5,612,994
-----------------------------------------------------------------
Wells Fargo & Co.                          47,300     16,055,394
                                                    -------------
                                                      65,278,557
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 4.8%
Crescent Real Estate Equities, Inc.       256,200     10,087,875
-----------------------------------------------------------------
Money Store, Inc. (The)                   157,600      3,309,600
-----------------------------------------------------------------
Morgan Stanley, Dean Witter,
Discover & Co.                            147,700      8,732,762
-----------------------------------------------------------------
Travelers Group, Inc.                     337,526     18,184,213
                                                    -------------
                                                      40,314,450
-----------------------------------------------------------------
INSURANCE - 9.4%
Allstate Corp.                            112,600     10,232,525
-----------------------------------------------------------------
Chubb Corp.                               175,500     13,272,187
-----------------------------------------------------------------
Conseco, Inc.                             296,200     13,458,588
-----------------------------------------------------------------
Equitable Cos., Inc.                      315,900     15,716,025
-----------------------------------------------------------------
Torchmark Corp.                           303,300     12,757,556
-----------------------------------------------------------------
Travelers Property Casualty Corp.,
Cl. A                                     294,000     12,936,000
                                                    -------------
                                                      78,372,881
-----------------------------------------------------------------
INDUSTRIAL - 14.8%
-----------------------------------------------------------------
INDUSTRIAL SERVICES - 0.8%
Viad Corp.                                336,800      6,504,450
-----------------------------------------------------------------
MANUFACTURING - 13.1%
Aeroquip-Vickers, Inc.                    138,300      6,785,344

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
MANUFACTURING (CONTINUED)
AGCO Corp.                                288,800   $  8,447,400
-----------------------------------------------------------------
Case Corp.                                198,300     11,984,756
-----------------------------------------------------------------
Deere & Co.                               309,200     18,030,225
-----------------------------------------------------------------
Ingersoll-Rand Co.                        281,500     11,400,750
-----------------------------------------------------------------
PACCAR, Inc.                              231,800     12,169,500
-----------------------------------------------------------------
Parker-Hannifin Corp.                     184,550      8,466,231
-----------------------------------------------------------------
Textron, Inc.                             236,700     14,793,750
-----------------------------------------------------------------
U.S. Industries, Inc.                     548,100     16,511,513
                                                    -------------
                                                     108,589,469
-----------------------------------------------------------------
TRANSPORTATION - 0.9%
Burlington Northern Santa Fe Corp.         79,000      7,342,063
-----------------------------------------------------------------
TECHNOLOGY - 11.7%
-----------------------------------------------------------------
AEROSPACE/DEFENSE - 1.8%
General Dynamics Corp.                     85,500      7,390,406
-----------------------------------------------------------------
Lockheed Martin Corp.                      76,252      7,510,822
                                                    -------------
                                                      14,901,228
-----------------------------------------------------------------
COMPUTER HARDWARE - 6.9%
CHS Electronics, Inc.(1)                   71,250      1,220,156
-----------------------------------------------------------------
Compaq Computer Corp.                     217,300     12,263,869
-----------------------------------------------------------------
International Business Machines
Corp.                                     163,100     17,054,144
-----------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                  113,200      4,301,600
-----------------------------------------------------------------
Storage Technology Corp. (New)(1)         366,600     22,706,288
                                                    -------------
                                                      57,546,057
-----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 1.3%
Electronic Data Systems Corp.             198,600      8,725,988
-----------------------------------------------------------------
Symantec Corp.(1)                          86,100      1,888,819
                                                    -------------
                                                      10,614,807
-----------------------------------------------------------------
ELECTRONICS - 1.2%
National Semiconductor Corp.(1)            85,000      2,204,688
-----------------------------------------------------------------
SCI Systems, Inc.(1)                      180,600      7,867,388
                                                    -------------
                                                      10,072,076
-----------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
0.5%
Bay Networks, Inc.(1)                      82,700      2,114,019
-----------------------------------------------------------------
Dycom Industries, Inc.(1)                  79,200      1,707,750
                                                    -------------
                                                       3,821,769
-----------------------------------------------------------------
UTILITIES - 9.2%
-----------------------------------------------------------------
ELECTRIC UTILITIES - 1.5%
FPL Group, Inc.                           216,700     12,825,931
-----------------------------------------------------------------
GAS UTILITIES - 3.0%
Columbia Gas System, Inc.                 316,900     24,896,456

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
TELEPHONE UTILITIES - 4.7%
Bell Atlantic Corp.                       170,300   $ 15,497,300
-----------------------------------------------------------------
Century Telephone Enterprises, Inc.        55,900      2,784,519
-----------------------------------------------------------------
Frontier Corp.                            169,800      4,085,813
-----------------------------------------------------------------
U S West Communications Group             368,200     16,615,025
                                                    -------------
                                                      38,982,657
                                                    -------------
Total Common Stocks (Cost
$571,738,788)                                        731,678,763

                                     PRINCIPAL
                                     AMOUNT
-----------------------------------------------------------------
SHORT-TERM NOTES - 9.0%
-----------------------------------------------------------------
Federal Farm Credit Bank, 5.76%,
1/16/98(2)                           $  5,000,000      4,988,000
-----------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5.70%, 1/14/98(2)                      20,000,000     19,958,545
5.73%, 1/7/98(2)                       20,000,000     19,980,900
5.73%, 1/9/98(2)                       30,000,000     29,961,711
                                                    -------------
Total Short-Term Notes (Cost
$74,889,156)                                          74,889,156
-----------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.7%
-----------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 6.60%,
dated 12/31/97, to be repurchased
at $31,111,403 on 1/2/98,
collateralized by U.S. Treasury
Bonds, 8%-10.625%,
8/15/15-11/15/21, with a value of
$23,051,389, and U.S. Treasury
Nts., 5.875%-7.50%,
9/30/01-12/31/01, with a value of
$8,687,389 (Cost $31,100,000)          31,100,000     31,100,000
-----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$677,727,944)                               100.8%   837,667,919
-----------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                       (0.8)    (6,296,579)
                                     ------------   -------------
NET ASSETS                                  100.0%  $831,371,340
                                     ------------   -------------
                                     ------------   -------------

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 35.5%
------------------------------------------------------------
Federal Farm Credit Bank
Medium-Term Nts., 6.37%, 9/1/00      $1,000,000  $1,013,120
------------------------------------------------------------
Federal Home Loan Bank, 5.725%,
6/15/98                               1,000,000   1,000,247
------------------------------------------------------------
Federal Home Loan Mortgage Corp.;
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates,
10.50%, 10/1/20                         183,143     204,714
Mtg.-Backed Certificates, 6.11%,
7/31/98                               1,000,000   1,002,500
Mtg.-Backed Certificates, 7.125%,
7/21/99                               1,000,000   1,019,757
------------------------------------------------------------
Federal National Mortgage Assn.;
------------------------------------------------------------
6.50%, 12/1/23                          744,533     738,704
------------------------------------------------------------
6.50%, 2/1/09                           198,944     200,056
------------------------------------------------------------
7.50%, 9/1/22                           504,511     519,752
------------------------------------------------------------
Government National Mortgage Assn.,
7%, 10/15/23-3/15/26                  2,696,309   2,724,960
                                                 -----------
Total Mortgage-Backed Obligations
(Cost $8,398,530)                                 8,423,810
------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 39.6%
------------------------------------------------------------
U.S. Treasury Bonds:
7.50%, 11/15/16                       2,175,000   2,537,955
8.125%, 8/15/19                         500,000     625,938
9.25%, 2/15/16                        1,200,000   1,627,876
------------------------------------------------------------
U.S. Treasury Nts.:
5.75%, 8/15/03                          500,000     500,625
7.25%, 8/15/04                        2,700,000   2,919,378
7.50%, 11/15/01                         405,000     429,680
7.50%, 2/15/05                          500,000     549,531
8.50%, 2/15/00                          200,000     211,188
                                                 -----------
Total U.S. Government Obligations
(Cost $8,759,875)                                 9,402,171
------------------------------------------------------------
CORPORATE BONDS AND NOTES - 6.6%
------------------------------------------------------------
Private Export Funding Corp.:
6.90% Nts., 1/31/03                     500,000     521,737
7.30% Debs., 1/31/02                  1,000,000   1,050,184
                                                 -----------
Total Corporate Bonds and Notes
(Cost $1,627,081)                                 1,571,921
------------------------------------------------------------
SHORT-TERM NOTES - 13.9%
------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
5.73%, 1/15/98 (Cost $3,297,900)(1)   3,300,000   3,297,900
------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.6%
------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 6.60%,
dated 12/31/97, to be repurchased
at $600,220 on 1/2/98,
collateralized by U.S. Treasury
Bonds, 8%-10.625%,
8/15/15-11/15/21, with a value of
$444,721, and U.S. Treasury Nts.,
5.875%-7.50%, 9/30/01-12/31/01,
with a value of $167,602 (Cost
$600,000)                               600,000     600,000
------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$22,683,386)                               98.2% 23,295,802
------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES             1.8     423,218
                                     ----------  -----------
NET ASSETS                                100.0% $23,719,020
                                     ----------  -----------
                                     ----------  -----------

1. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
COMMON STOCKS - 95.7%
---------------------------------------------------------------
BASIC MATERIALS - 3.6%
---------------------------------------------------------------
CHEMICALS - 2.3%
Ciba Specialty Chemicals AG(1)            10,000   $ 1,192,965
---------------------------------------------------------------
Fuji Photo Film Co.                       19,000       730,651
                                                   ------------
                                                     1,923,616
---------------------------------------------------------------
PAPER - 1.3%
Fletcher Challenge Forest                600,000       498,201
---------------------------------------------------------------
Kimberly-Clark de Mexico, SA, Cl. A      121,000       573,345
                                                   ------------
                                                     1,071,546
---------------------------------------------------------------
CONSUMER CYCLICALS - 14.3%
---------------------------------------------------------------
AUTOS & HOUSING - 1.9%
Bridgestone Corp.                         22,000       478,845
---------------------------------------------------------------
Groupe SEB SA                              7,500     1,045,985
                                                   ------------
                                                     1,524,830
---------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.1%
CDL Hotels International Ltd.          2,250,000       682,411
---------------------------------------------------------------
Granada Group plc                         67,000     1,025,250
                                                   ------------
                                                     1,707,661
---------------------------------------------------------------
MEDIA - 3.9%
Benpres Holdings Corp., GDR(1)(2)         19,200        57,746
---------------------------------------------------------------
Benpres Holdings Corp., Sponsored
GDR(1)                                    48,000       144,365
---------------------------------------------------------------
Reed International plc                    88,000       883,252
---------------------------------------------------------------
Reuters Holdings plc                      60,000       659,971
---------------------------------------------------------------
Television Broadcasts Ltd.               192,000       547,632
---------------------------------------------------------------
Wolters Kluwer NV                          7,000       904,339
                                                   ------------
                                                     3,197,305
---------------------------------------------------------------
RETAIL: GENERAL - 3.0%
adidas AG                                  8,000     1,058,929
---------------------------------------------------------------
Circle K Japan Co. Ltd.                    9,300       447,043
---------------------------------------------------------------
Marks & Spencer plc                      100,000       985,596
                                                   ------------
                                                     2,491,568
---------------------------------------------------------------
RETAIL: SPECIALTY - 3.4%
Argos plc                                 66,000       596,738
---------------------------------------------------------------
Dickson Concepts International Ltd.      250,000       364,598
---------------------------------------------------------------
Hennes & Mauritz AB, B Shares             20,000       882,239
---------------------------------------------------------------
Koninklijke Ahold NV                      35,000       913,317
                                                   ------------
                                                     2,756,892

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
CONSUMER NON-CYCLICALS - 22.7%
---------------------------------------------------------------
BEVERAGES - 2.3%
Embotelladora Andina SA, Series A,
Sponsored ADR                             12,400   $   258,075
---------------------------------------------------------------
Embotelladora Andina SA, Series B,
Sponsored ADR                             12,400       241,025
---------------------------------------------------------------
Quilmes Industrial Quinsa SA,
Sponsored ADR                             25,000       342,187
---------------------------------------------------------------
Scottish & Newcastle plc                  88,000     1,064,970
                                                   ------------
                                                     1,906,257
---------------------------------------------------------------
FOOD - 5.1%
Colruyt SA                                 2,000     1,021,595
---------------------------------------------------------------
Groupe Danone                              5,000       893,471
---------------------------------------------------------------
Jeronimo Martins & Filho SA               35,000     1,111,810
---------------------------------------------------------------
William Morrison Supermarkets plc        306,000     1,158,034
                                                   ------------
                                                     4,184,910
---------------------------------------------------------------
HEALTHCARE/DRUGS - 11.1%
Gedeon Richter Ltd., GDR(2)                9,500     1,079,001
---------------------------------------------------------------
Novartis AG                                  550       893,695
---------------------------------------------------------------
Novartis AG, Bearer Shares                   100       162,833
---------------------------------------------------------------
Novo-Nordisk AS, B Shares                 10,300     1,474,177
---------------------------------------------------------------
Roche Holding AG                             115     1,143,652
---------------------------------------------------------------
Sanofi SA                                  8,000       890,978
---------------------------------------------------------------
Schering AG                                8,000       771,950
---------------------------------------------------------------
SKW Trostberg AG                          32,000     1,016,216
---------------------------------------------------------------
Takeda Chemical Industries Ltd.           31,000       886,933
---------------------------------------------------------------
Zeneca Group plc                          23,000       808,732
                                                   ------------
                                                     9,128,167
---------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
2.0%
Luxottica Group SpA, Sponsored ADR        12,000       750,000
---------------------------------------------------------------
SmithKline Beecham plc                    90,370       926,370
                                                   ------------
                                                     1,676,370
---------------------------------------------------------------
HOUSEHOLD GOODS - 2.2%
L'OREAL                                    2,400       939,516
---------------------------------------------------------------
Reckitt & Colman plc                      58,000       911,388
                                                   ------------
                                                     1,850,904
---------------------------------------------------------------
ENERGY - 3.0%
---------------------------------------------------------------
OIL-INTEGRATED - 3.0%
Quinenco SA, ADR(1)                       21,000       241,500
---------------------------------------------------------------
Shell Transport & Trading Co. plc        135,000       980,701
---------------------------------------------------------------
Total SA, B Shares                        11,157     1,214,761
                                                   ------------
                                                     2,436,962

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
FINANCIAL - 18.3%
---------------------------------------------------------------
BANKS - 11.4%
Banco Popular Espanol SA                  17,000   $ 1,187,872
---------------------------------------------------------------
Bank of Tokyo-Mitsubishi Ltd.             47,000       650,664
---------------------------------------------------------------
Bayerische Vereinsbank AG                 14,600       941,913
---------------------------------------------------------------
Credit Suisse Group                        6,700     1,038,154
---------------------------------------------------------------
Credito Italiano                         440,000     1,357,582
---------------------------------------------------------------
Halifax plc(1)                            70,000       870,171
---------------------------------------------------------------
Lloyds TSB Group plc                     133,000     1,722,259
---------------------------------------------------------------
Mitsubishi Trust & Banking Corp.          70,000       705,270
---------------------------------------------------------------
Nordbanken Holding AB(1)                 155,000       877,134
                                                   ------------
                                                     9,351,019
---------------------------------------------------------------
DIVERSIFIED FINANCIAL - 6.9%
Cattles plc                              125,000       828,872
---------------------------------------------------------------
Haw Par Brothers International Ltd.      230,000       297,578
---------------------------------------------------------------
ING Groep NV                              20,000       842,530
---------------------------------------------------------------
Lend Lease Corp. Ltd.                     29,000       566,863
---------------------------------------------------------------
Nichiei Co. Ltd.                           9,000       962,152
---------------------------------------------------------------
Northern Rock plc(1)                      86,000       843,368
---------------------------------------------------------------
Perlis Plantations Berhad                175,000       247,716
---------------------------------------------------------------
Southcorp Holdings Ltd.                  110,000       364,095
---------------------------------------------------------------
Swire Pacific Ltd., Cl. B                700,000       709,191
                                                   ------------
                                                     5,662,365
---------------------------------------------------------------
INDUSTRIAL - 10.7%
---------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.9%
Johnson Electric Holdings Ltd.           288,000       828,882
---------------------------------------------------------------
Siebe plc                                 39,000       766,840
                                                   ------------
                                                     1,595,722
---------------------------------------------------------------
INDUSTRIAL SERVICES - 3.5%
Adecco SA                                  2,900       842,034
---------------------------------------------------------------
Guilbert SA                                5,000       713,115
---------------------------------------------------------------
Hays plc                                  78,000     1,042,132
---------------------------------------------------------------
Kurita Water Industries Ltd.              29,000       296,644
                                                   ------------
                                                     2,893,925
---------------------------------------------------------------
MANUFACTURING - 4.5%
Canon Sales Co., Inc.                        200         2,292
---------------------------------------------------------------
Mannesmann AG                              2,000     1,004,425
---------------------------------------------------------------
NSK Ltd.                                  61,000       152,475
---------------------------------------------------------------
Ricoh Co. Ltd.                            81,000     1,009,221
---------------------------------------------------------------
SMC Corp.                                  8,400       742,956

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
MANUFACTURING (CONTINUED)
Smiths Industries plc                     57,000   $   811,735
                                                   ------------
                                                     3,723,104
---------------------------------------------------------------
TRANSPORTATION - 0.8%
Brambles Industries Ltd.                  33,000       654,727
---------------------------------------------------------------
TECHNOLOGY - 18.4%
---------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 1.8%
SAP AG, Preference                         4,500     1,462,090
---------------------------------------------------------------
ELECTRONICS - 11.4%
Bowthorpe plc                            111,000       684,899
---------------------------------------------------------------
Electrocomponents plc                    114,000       849,719
---------------------------------------------------------------
Getronics NV                              28,500       908,186
---------------------------------------------------------------
Hirose Electric Co.                       16,000       820,790
---------------------------------------------------------------
Keyence Corp.                              4,730       702,109
---------------------------------------------------------------
Matsushita Electric Industrial Co.        29,000       426,008
---------------------------------------------------------------
Omron Corp.                               41,000       643,280
---------------------------------------------------------------
Philips Electronics NV                    14,500       869,760
---------------------------------------------------------------
Rohm Co.                                   3,000       306,873
---------------------------------------------------------------
Samsung Electronics Co. Ltd.,
GDR(1)(2)                                    298         4,232
---------------------------------------------------------------
Samsung Electronics, GDS(1)               18,000       101,250
---------------------------------------------------------------
Sony Corp.                                13,000     1,159,812
---------------------------------------------------------------
TDK Corp.                                  9,000       681,120
---------------------------------------------------------------
VTech Holdings Ltd.                      400,000     1,179,619
                                                   ------------
                                                     9,337,657
---------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
5.2%
British Sky Broadcasting Group plc        65,000       487,697
---------------------------------------------------------------
Nippon Telegraph & Telephone Corp.            88       758,031
---------------------------------------------------------------
SK Telecommunications Co. Ltd., ADR       79,310       515,515
---------------------------------------------------------------
Telecom Italia Mobile SpA                240,000     1,108,373
---------------------------------------------------------------
Vodafone Group plc                       197,000     1,437,580
                                                   ------------
                                                     4,307,196
---------------------------------------------------------------
UTILITIES - 4.7%
---------------------------------------------------------------
ELECTRIC UTILITIES - 2.5%
United Utilities plc                      60,000       774,985
---------------------------------------------------------------
Veba AG                                   19,200     1,308,089
                                                   ------------
                                                     2,083,074
---------------------------------------------------------------
GAS UTILITIES - 1.3%
RWE AG, Preference                        25,000     1,070,608
---------------------------------------------------------------
TELEPHONE UTILITIES - 0.9%
Telefonica de Espana                      25,000       713,511
                                                   ------------
Total Common Stocks (Cost
$67,763,237)                                        78,711,986

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
PREFERRED STOCKS - 1.1%
---------------------------------------------------------------
Fresenius AG, Preferred (Cost
$896,307)                                  5,000   $   909,322

                                     UNITS
---------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
---------------------------------------------------------------
Haw Par Brothers International Ltd.
Wts., Exp. 7/01 (Cost $13,861)            23,000         5,460

                                     PRINCIPAL
                                     AMOUNT
---------------------------------------------------------------
SHORT-TERM NOTES - 1.2%
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
5.73%, 1/9/98 (Cost $998,718)(3)     $ 1,000,000       998,718
---------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.8%
---------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 6.60%,
dated 12/31/97, to be repurchased
at $2,300,843 on 1/2/98,
collateralized by U.S. Treasury
Bonds, 8%-10.625%,
8/15/15-11/15/21, with a value of
$1,704,765, and U.S. Treasury Nts.,
5.875%-7.50%, 9/30/01-12/31/01,
with a value of $642,476 (Cost
$2,300,000)                            2,300,000     2,300,000
---------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$71,972,123)                               100.8%   82,925,486
---------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                      (0.8)     (668,038)
                                     -----------   ------------
NET ASSETS                                 100.0%  $82,257,448
                                     -----------   ------------
                                     -----------   ------------

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,140,979 or 1.39% of the Fund's net assets as of December 31, 1997.

3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                              MARKET VALUE   PERCENT
----------------------------------------------------------
Great Britain                        $21,121,260     25.5%
----------------------------------------------------------
Japan                                 12,563,170     15.1
----------------------------------------------------------
Germany                                9,543,542     11.5
----------------------------------------------------------
France                                 5,697,826      6.9
----------------------------------------------------------
Switzerland                            5,273,333      6.4
----------------------------------------------------------
The Netherlands                        4,438,131      5.4
----------------------------------------------------------
Hong Kong                              4,312,332      5.2
----------------------------------------------------------
United States                          3,298,718      4.0
----------------------------------------------------------
Italy                                  3,215,955      3.9
----------------------------------------------------------
Spain                                  1,901,383      2.3
----------------------------------------------------------
Sweden                                 1,759,373      2.1
----------------------------------------------------------
Australia                              1,585,685      1.9
----------------------------------------------------------
Denmark                                1,474,177      1.8
----------------------------------------------------------
Portugal                               1,111,810      1.3
----------------------------------------------------------
Hungary                                1,079,001      1.3
----------------------------------------------------------
Belgium                                1,021,595      1.2
----------------------------------------------------------
Chile                                    740,600      0.9
----------------------------------------------------------
Korea, Republic of (South)               620,997      0.7
----------------------------------------------------------
Mexico                                   573,345      0.7
----------------------------------------------------------
New Zealand                              498,201      0.6
----------------------------------------------------------
Luxembourg                               342,187      0.4
----------------------------------------------------------
Singapore                                303,038      0.4
----------------------------------------------------------
Malaysia                                 247,716      0.3
----------------------------------------------------------
Philippines                              202,111      0.2
----------------------------------------------------------
Total                                $82,925,486    100.0%
                                     ------------   ------
                                     ------------   ------

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.7%
------------------------------------------------------------
Dayton Hudson Credit Card Master
Trust, Asset-Backed Certificates,
Series 1997-1, Cl. A, 6.25%,
8/25/05                              $  125,000  $  125,325
------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(1)                   175,000     175,622
------------------------------------------------------------
Olympic Automobile Receivables
Trust:
Receivables-Backed Nts., Series
1997-A, Cl. A5, 6.80%, 2/15/05          150,000     152,034
Series 1996-A, Cl. A4, 5.85%,
7/15/01                                 125,000     124,727
                                                 -----------
Total Asset-Backed Securities (Cost
$573,759)                                           577,708
------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 8.0%
------------------------------------------------------------
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1994-10, Cl. A3, 6%, 5/25/09            250,000     247,520
------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA,
7%, 3/15/24                             200,000     203,250
Gtd. Multiclass Mtg. Participation
Certificates, 6%, 3/1/09                212,512     210,981
Gtd. Multiclass Mtg. Participation
Certificates, Series 1574, Cl. PD,
5.55%, 3/15/13                          110,783     110,471
Gtd. Multiclass Mtg. Participation
Certificates, Series 1843, Cl. VB,
7%, 4/15/03                              75,000      76,945
Gtd. Multiclass Mtg. Participation
Certificates, Series 1849, Cl. VA,
6%, 12/15/10                            198,239     197,248
Interest-Only Stripped Mtg.-Backed
Security, Series 1542, Cl. QC,
7.35%, 10/15/20(2)                      500,000     104,541
Interest-Only Stripped Mtg.-Backed
Security, Series 1583, Cl. IC,
6.65%, 1/15/20(2)                       500,000      75,195
Interest-Only Stripped Mtg.-Backed
Security, Series 1661, Cl. PK,
5.775%, 11/15/06(2)                     801,135      66,062
------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                             180,482     179,432
6.50%, 4/1/26                           185,523     183,579
7%, 4/1/00                              110,456     111,230
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-181, Cl. C, 5.40%,
10/25/02                                163,632     162,712
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                 178,537     177,282
Medium-Term Nts., 6.56%, 11/13/01       125,000     125,117
Trust 1994-13, Cl. B, 6.50%,
2/25/09                                 150,000     149,531
------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1994-7, Cl. A18, 6%, 2/25/09     174,024     164,072
------------------------------------------------------------
Residential Accredit Loans, Inc.,
Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl.
A2, 6.75%, 9/25/27                      175,000     174,754
                                                 -----------
Total Mortgage-Backed Obligations
(Cost $2,684,487)                                 2,719,922
------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 20.2%
------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                             325,000     324,696
7.50%, 11/15/16                       2,265,000   2,642,974
------------------------------------------------------------
U.S. Treasury Nts.:
5.125%, 4/30/98                         250,000     249,844
6.50%, 8/15/05                        1,550,000   1,617,814

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS
(CONTINUED)
------------------------------------------------------------
U.S. Treasury Nts.: (Continued)

6.75%, 6/30/99                       $1,015,000  $1,031,177
7.50%, 11/15/01                         950,000   1,007,891
                                                 -----------
Total U.S. Government Obligations
(Cost $6,621,726)                                 6,874,396
------------------------------------------------------------
CORPORATE BONDS AND NOTES - 34.4%
------------------------------------------------------------
BASIC INDUSTRY - 3.4%
------------------------------------------------------------
CHEMICALS - 1.8%
Du Pont (E.I.) De Nemours & Co.,
8.50% Debs., 2/15/03                    140,000     148,788
------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., 9/15/07(3)                    50,000      49,500
------------------------------------------------------------
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20            75,000      97,678
------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr.
Sec. Disc. Nts., 10/15/05(4)            100,000     100,000
------------------------------------------------------------
PPG Industries, Inc., 9% Debs.,
5/1/21                                   75,000      93,653
------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr.
Nts., 12/1/04                            75,000      84,937
------------------------------------------------------------
Texas Petrochemical Corp., 11.125%
Sr. Sub. Nts., Series B, 7/1/06          50,000      54,000
                                                 -----------
                                                    628,556
------------------------------------------------------------
CONTAINERS - 0.2% Portola Packaging, Inc., 10.75% Sr.
Nts., 10/1/05(1)                         75,000      79,687
------------------------------------------------------------
METALS/MINING - 0.4%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                                 125,000     135,309
------------------------------------------------------------
PAPER - 0.8%
Celulosa Arauco y Constitucion SA,
7.25% Debs., 6/11/98(1)                 125,000     124,219
------------------------------------------------------------
Gaylord Container Corp., 12.75% Sr.
Sub. Disc. Debs., 5/15/05                75,000      80,625
------------------------------------------------------------
Stone Container Corp., 9.875% Sr.
Nts., 2/1/01                             75,000      75,281
                                                 -----------
                                                    280,125
------------------------------------------------------------
STEEL - 0.2%
Gulf States Steel, Inc. (Alabama),
13.50% First Mtg. Nts., Series B,
4/15/03                                  50,000      49,750
------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts.,
Series B, 12/1/04                        25,000      25,625
                                                 -----------
                                                     75,375
------------------------------------------------------------
CONSUMER RELATED - 6.1%
------------------------------------------------------------
CONSUMER PRODUCTS - 0.6%
Black & Decker Corp., 6.625% Nts.,
11/15/00                                125,000     126,221
------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs.,
2/1/23                                   75,000      81,805
                                                 -----------
                                                    208,026
------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 0.8%
AmeriServe Food Distribution, Inc.,
8.875% Sr. Nts., 10/15/06                50,000      50,500
------------------------------------------------------------
Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                           125,000     126,545
------------------------------------------------------------
Van De Kamps, Inc., 12% Sr. Sub.
Nts., 9/15/05(1)                         75,000      83,625
                                                 -----------
                                                    260,670
------------------------------------------------------------
HEALTHCARE - 1.6%
Columbia/HCA Healthcare Corp.,
6.875% Nts., 7/15/01                    145,000     145,338
------------------------------------------------------------
Dade International, Inc., 11.125%
Sr. Sub. Nts., 5/1/06                    75,000      82,875

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
HEALTHCARE (CONTINUED)

Graphic Controls Corp., 12% Sr.
Sub. Nts., Series A, 9/15/05         $   75,000  $   84,000
------------------------------------------------------------
Integrated Health Services, Inc.,
9.25% Sr. Sub. Nts., 1/15/08(3)          50,000      51,125
------------------------------------------------------------
Kinetics Concepts, Inc., 9.625% Sr.
Sub. Nts., 11/1/07(3)                    75,000      76,594
------------------------------------------------------------
Paracelsus Healthcare Corp., 10%
Sr. Unsec. Sub. Nts., 8/15/06            50,000      51,250
------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr.
Nts., 7/15/04                            50,000      51,062
                                                 -----------
                                                    542,244
------------------------------------------------------------
HOTEL/GAMING - 2.6% Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                             75,000      81,844
------------------------------------------------------------
Casino Magic of Louisiana Corp.,
13% First Mtg. Nts., Series B,
8/15/03                                  75,000      72,375
------------------------------------------------------------
Colorado Gaming & Entertainment
Co., 12% Sr. Nts., 6/1/03(1)             50,000      54,000
------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts.,
6/1/02                                  150,000     153,855
------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr.
Nts., 7/15/07                            50,000      52,875
------------------------------------------------------------
Hollywood Casino Corp., 12.75% Sr.
Sec. Gtd. Nts., 11/1/03                  50,000      53,500
------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                       50,000      52,625
------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                 75,000      96,375
------------------------------------------------------------
Players International, Inc.,
10.875% Sr. Nts., 4/15/05                50,000      54,000
------------------------------------------------------------
Prime Hospitality Corp., 9.75% Sr.
Sub. Nts., 4/1/07                        75,000      79,875
------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625%
Sr. Sub. Nts., 7/15/05                   75,000      81,375
------------------------------------------------------------
Wyndham Hotel Corp., 10.50% Sr.
Sub. Nts., 5/15/06                       50,000      58,625
                                                 -----------
                                                    891,324
------------------------------------------------------------
LEISURE - 0.3%
Ameristar Casinos, Inc., 10.50% Sr.
Sub. Nts., 8/1/04(3)                     50,000      51,250
------------------------------------------------------------
Bally Total Fitness Holdings,
9.875% Sr. Sub. Nts., 10/15/07(3)        50,000      50,625
                                                 -----------
                                                    101,875
------------------------------------------------------------
TEXTILE/APPAREL - 0.2% William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06             50,000      52,750
------------------------------------------------------------
ENERGY - 2.5%
------------------------------------------------------------
Coastal Corp., 8.125% Sr. Nts.,
9/15/02                                  75,000      80,399
------------------------------------------------------------
Coastal Corp., 8.75% Sr. Nts.,
5/15/99                                  50,000      51,692
------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75%
Sr. Nts., Series B, 1/15/01              70,000      73,412
------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub.
Nts., Series B, 2/15/07                  50,000      50,875
------------------------------------------------------------
Gulf Canada Resources Ltd., 8.25%
Sr. Nts., 3/15/17                        75,000      82,756
------------------------------------------------------------
Gulf Canada Resources Ltd., 9%
Debs., 8/15/99                           75,000      78,498
------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                     75,000      81,997
------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                            50,000      50,886
------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                            75,000      80,028
------------------------------------------------------------
Southwest Royalties, Inc., 10.50%
Sr. Gtd. Nts., 10/15/04(3)               50,000      50,000
------------------------------------------------------------
Standard Oil/British Petroleum Co.
plc, 9% Debs., 6/1/19                    75,000      77,539
------------------------------------------------------------
Transamerican Energy Corp., 11.50%
Sr. Nts., 6/15/02(3)                     25,000      24,625

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
ENERGY (CONTINUED)
------------------------------------------------------------

Williams Holdings of Delaware,
Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                               $   75,000  $   73,623
                                                 -----------
                                                    856,330
------------------------------------------------------------
FINANCIAL SERVICES - 7.4%
------------------------------------------------------------
BANKS & THRIFTS - 1.6% Barnett Banks, Inc., 8.50% Sub.
Exchangeable Nts., 3/1/99                55,000      56,509
------------------------------------------------------------
Chase Manhattan Corp. (New), 6.625%
Sr. Nts., 1/15/98                        50,000      50,008
------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01       75,000      73,593
------------------------------------------------------------
First Fidelity Bancorp, 8.50% Sub.
Capital Nts., 4/1/98                     50,000      50,266
------------------------------------------------------------
First Union Corp., 6.75% Sr. Nts.,
1/15/98                                  50,000      50,010
------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                125,000     139,030
------------------------------------------------------------
Integra Financial Corp., 6.50% Sub.
Nts., 4/15/00                           125,000     126,163
                                                 -----------
                                                    545,579
------------------------------------------------------------
DIVERSIFIED FINANCIAL - 4.3%
American General Finance Corp.,
8.50% Sr. Nts., 8/15/98                  55,000      55,850
------------------------------------------------------------
American General Institutional
Capital B, 8.125% Bonds, Series B,
3/15/46(3)                               75,000      83,195
------------------------------------------------------------
Beneficial Corp., 9.125% Debs.,
2/15/98                                 125,000     125,418
------------------------------------------------------------
Capital One Financial Corp., 6.83%
Sr. Nts., 5/17/99                        60,000      60,435
------------------------------------------------------------
Capital One Financial Corp., 7.25%
Nts., 12/1/03                            50,000      50,528
------------------------------------------------------------
Chelsea GCA Realty Partner, Inc.,
7.75% Gtd. Unsec. Unsub. Nts.,
1/26/01                                  60,000      61,562
------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec.
Nts., 2/15/01                           125,000     122,772
------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Gtd. Medium-Term Nts., Series D,
3/1/01                                   75,000      74,680
------------------------------------------------------------
Countrywide Home Loans, Inc.,
6.085% Gtd. Medium-Term Nts.,
Series B, 7/14/99                        55,000      54,989
------------------------------------------------------------
Ford Motor Credit Co., 6.25% Unsub.
Nts., 2/26/98                           125,000     125,395
------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                    250,000     246,274
------------------------------------------------------------
Golden West Financial Corp., 8.625%
Sub. Nts., 8/30/98                       50,000      50,872
------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50%
Nts., 4/1/01                            125,000     126,205
------------------------------------------------------------
Olympic Financial Ltd., Units (each
unit consists of $1,000 principal
amount of 11.50% sr. nts., 3/15/07
and one warrant to purchase 6.84
shares of common stock)(5)               50,000      49,750
------------------------------------------------------------
Salomon, Inc., 8.69% Sr.
Medium-Term Nts., Series D, 3/1/99      130,000     133,830
------------------------------------------------------------
Wilshire Financial Services Group,
Inc., 13% Nts., Series A,
8/15/04(3)                               50,000      51,125
                                                 -----------
                                                  1,472,880
------------------------------------------------------------
INSURANCE - 1.5%
Cigna Corp., 7.90% Nts., 12/14/98       140,000     142,244
------------------------------------------------------------
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                           100,000     112,650
------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts.,
1/15/99                                 135,000     138,597
------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                     125,000     127,188
                                                 -----------
                                                    520,679
------------------------------------------------------------
HOUSING RELATED - 0.6%
------------------------------------------------------------
BUILDING MATERIALS - 0.4%
American Standard Cos., Inc.,
10.875% Sr. Nts., 5/15/99(1)            140,000     147,700

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE - 0.2%
First Industrial LP, 7.15% Bonds,
5/15/27                              $   75,000  $   77,073
------------------------------------------------------------
MANUFACTURING - 0.8%
------------------------------------------------------------
AEROSPACE - 0.2% GPA Delaware, Inc., 8.75% Gtd.
Nts., 12/15/98                           50,000      51,000
------------------------------------------------------------
AUTOMOTIVE - 0.2%
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., 7/15/07(3)                50,000      52,500
------------------------------------------------------------
CAPITAL GOODS - 0.4%
Jordan Industries, Inc., 10.375%
Sr. Nts., Series B, 8/1/07               50,000      50,750
------------------------------------------------------------
Mark IV Industries, Inc., 8.75%
Sub. Nts., 4/1/03(1)                     35,000      37,100
------------------------------------------------------------
Titan Wheel International, Inc.,
8.75% Sr. Sub. Nts., 4/1/07              50,000      52,625
                                                 -----------
                                                    140,475
------------------------------------------------------------
MEDIA - 3.7%
------------------------------------------------------------
BROADCASTING - 0.5% Argyle Television, Inc., 9.75% Sr.
Sub. Nts., 11/1/05                       45,000      50,400
------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10%
Sr. Sub. Nts., 9/30/05                   75,000      79,312
------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                    50,000      55,250
                                                 -----------
                                                    184,962
------------------------------------------------------------
CABLE TELEVISION - 1.8%
Adelphia Communications Corp.,
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                  50,000      54,125
------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub.
Debs., 10/15/06                          75,000      80,063
------------------------------------------------------------
EchoStar Communications Corp.,
0%/12.875% Sr. Disc. Nts.,
6/1/04(4)                                25,000      23,000
------------------------------------------------------------
Falcon Holdings Group LP, 11% Sr.
Sub. Nts., 9/15/03(6)                    92,911      97,089
------------------------------------------------------------
Marcus Cable Operating Co.
LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts.,
Series II, 8/1/04(4)                     50,000      46,500
------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07(3)        50,000      52,625
------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr.
Debs., 10/30/07                         135,000     150,072
------------------------------------------------------------
United International Holdings,
Inc., Zero Coupon Sr. Sec. Disc.
Nts., Series B, 11.657%,
11/15/99(7)                              50,000      41,750
------------------------------------------------------------
United International Holdings,
Inc., Zero Coupon Sr. Sec. Disc.
Nts., 14%, 11/15/99(7)                  100,000      83,500
                                                 -----------
                                                    628,724
------------------------------------------------------------
DIVERSIFIED MEDIA - 0.8%
Fox/Liberty Networks LLC, 8.875%
Sr. Nts., 8/15/07(3)                     25,000      25,125
------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr.
Sub. Nts., 9/15/07                       50,000      51,625
------------------------------------------------------------
MDC Communications Corp., 10.50%
Sr. Sub. Nts., 12/1/06                   50,000      53,125
------------------------------------------------------------
Time Warner, Inc., 7.45% Nts.,
2/1/98                                  125,000     125,109
                                                 -----------
                                                    254,984
------------------------------------------------------------
ENTERTAINMENT/FILM - 0.6%
American Skiing Corp., 12% Sr. Sub.
Nts., Series B, 7/15/06(1)               50,000      55,750
------------------------------------------------------------
Ascent Entertainment Group, Inc.,
0%/11.875% Sr. Sec. Disc. Nts.,
12/15/04(3)(4)                           50,000      28,875
------------------------------------------------------------
Blockbuster Entertainment Corp.,
6.625% Sr. Nts., 2/15/98                125,000     125,045
                                                 -----------
                                                    209,670

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
OTHER - 1.0%
------------------------------------------------------------
SERVICES - 1.0% Employee Solutions, Inc., 10% Sr.
Nts., 10/15/04(1)                    $   50,000  $   48,250
------------------------------------------------------------
KSL Recreation Group, Inc., 10.25%
Sr. Sub. Nts., 5/1/07                    50,000      53,375
------------------------------------------------------------
Maxim Group, Inc. (The), 9.25% Sr.
Sub. Nts., 10/15/07(3)                   50,000      49,875
------------------------------------------------------------
Production Resource Group, 11.50%
Sr. Sub. Nts., 1/15/08(3)                50,000      50,375
------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                                 75,000      79,198
------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Gtd. Sr. Nts., Series B, 12/1/06         70,000      71,621
                                                 -----------
                                                    352,694
------------------------------------------------------------
RETAIL - 2.0%
------------------------------------------------------------
DEPARTMENT STORES - 1.2%
Federated Department Stores, Inc.,
10% Sr. Nts., 2/15/01                    50,000      55,156
------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                           100,000     102,448
------------------------------------------------------------
Sears Roebuck & Co., 8.39%
Medium-Term Nts., 3/23/99               255,000     261,870
                                                 -----------
                                                    419,474
------------------------------------------------------------
SPECIALTY RETAILING - 0.3%
K Mart Corp., 7.75% Debs., 10/1/12       50,000      48,250
------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07(1)                        50,000      51,250
                                                 -----------
                                                     99,500
------------------------------------------------------------
SUPERMARKETS - 0.5%
Great Atlantic & Pacific Tea Co.,
Inc., (The) 9.125% Debs., 1/15/98       125,000     125,088
------------------------------------------------------------
Jitney-Jungle Stores of America,
Inc., 10.375% Sr. Sub. Nts.,
9/15/07                                  50,000      52,125
                                                 -----------
                                                    177,213
------------------------------------------------------------
TECHNOLOGY - 3.8%
------------------------------------------------------------
INFORMATION TECHNOLOGY - 1.4%
DecisionOne Corp., 9.75% Sr. Sub.
Nts., 8/1/07                             50,000      51,625
------------------------------------------------------------
Geotek Communications, Inc., 12%
Cv. Sr. Sub. Nts., 2/15/01(1)            50,000      40,000
------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.,
11.25% Sr. Nts., 7/15/05(3)              50,000      49,250
------------------------------------------------------------
Microcell Telecommunications, Inc.,
0%/14% Sr. Disc. Nts., Series B,
6/1/06(4)                                50,000      33,750
------------------------------------------------------------
Nextel Communications, Inc.,
0%/9.75% Sr. Disc. Nts., 8/15/04(4)      50,000      44,625
------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 0%/13.50% Sr. Disc.
Nts., Series A, 8/1/07(1)(4)             75,000      47,625
------------------------------------------------------------
PriCellular Wireless Corp.,
0%/12.25% Sr. Sub. Disc. Nts.,
10/1/03(4)                              100,000     103,000
------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum
Finance Corp., 11% Sr. Nts.,
8/15/06                                  50,000      56,500
------------------------------------------------------------
Western Wireless Corp., 10.50% Sr.
Sub. Nts., 2/1/07                        50,000      54,250
                                                 -----------
                                                    480,625
------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
2.4%
American Communications Services,
Inc., 0%/13% Sr. Disc. Nts.,
11/1/05(4)                               50,000      40,250
------------------------------------------------------------
Brooks Fiber Properties, Inc.,
0%/11.875% Sr. Disc. Nts.,
11/1/06(4)                               75,000      60,375
------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(4)                              75,000      61,125
------------------------------------------------------------
Diamond Cable Communications plc,
0%/10.75% Sr. Disc. Nts.,
2/15/07(4)                               50,000      34,250

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY
(CONTINUED)

ICG Holdings, Inc., 0%/11.625% Sr.
Disc. Nts., 3/15/07(4)               $   75,000  $   51,375
------------------------------------------------------------
International CableTel, Inc.,
0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06(4)                     100,000      78,125
------------------------------------------------------------
IXC Communications, Inc., 12.50%
Sr. Nts., Series B, 10/1/05              50,000      57,875
------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr.
Unsec. Bonds, 6/30/07(3)                 50,000      54,500
------------------------------------------------------------
Teleport Communications Group,
Inc., 0%/11.125% Sr. Disc. Nts.,
7/1/07(4)                                50,000      40,875
------------------------------------------------------------
Teleport Communications Group,
Inc., 9.875% Sr. Nts., 7/1/06            50,000      56,250
------------------------------------------------------------
Telewest Communications plc, 0%/11%
Sr. Disc. Debs., 10/1/07(4)              50,000      39,063
------------------------------------------------------------
Telewest Communications plc, 9.625%
Sr. Debs., 10/1/06                       50,000      52,125
------------------------------------------------------------
U S West Capital Funding, Inc.,
6.85% Gtd. Nts., 1/15/02                150,000     152,627
------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr.
Nts., 3/1/04                             50,000      39,500
                                                 -----------
                                                    818,315
------------------------------------------------------------
TRANSPORTATION - 1.2%
------------------------------------------------------------
RAILROADS - 0.8%
CSX Corp., 7.05% Debs., 5/1/02           85,000      87,027
------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts.,
5/15/07                                  75,000      79,400
------------------------------------------------------------
Union Pacific Corp., 7% Nts.,
6/15/00                                  95,000      96,579
                                                 -----------
                                                    263,006
------------------------------------------------------------
SHIPPING - 0.4%
Federal Express Corp., 6.25% Nts.,
4/15/98                                 135,000     135,057
------------------------------------------------------------
UTILITIES - 1.9%
------------------------------------------------------------
ELECTRIC UTILITIES - 0.6%
Consumers Energy Co., 8.75% First
Mtg. Nts., 2/15/98                      125,000     125,298
------------------------------------------------------------
El Paso Electric Co., 7.25% First
Mtg. Nts., Series A, 2/1/99(1)           65,000      65,650
                                                 -----------
                                                    190,948
------------------------------------------------------------
GAS UTILITIES - 1.1%
AES Corp., 8.50% Sr. Sub. Nts.,
11/1/07(3)                               50,000      50,250
------------------------------------------------------------
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01                200,000     202,715
------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                           100,000     107,362
                                                 -----------
                                                    360,327
------------------------------------------------------------
TELEPHONE UTILITIES - 0.2%
GTE Corp., 8.85% Debs., 3/1/98           55,000      55,223
                                                 -----------
Total Corporate Bonds and Notes
(Cost $11,423,484)                               11,750,879

                                     SHARES
------------------------------------------------------------
COMMON STOCKS - 21.2%
------------------------------------------------------------
BASIC INDUSTRY - 1.9%
------------------------------------------------------------
CHEMICALS - 1.0%
Dexter Corp.                              3,900     168,431
------------------------------------------------------------
Ethyl Corp.                              12,200      93,787
------------------------------------------------------------
IMC Global, Inc.                          2,834      92,813
                                                 -----------
                                                    355,031

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                      VALUE
                                  SHARES NOTE 1
------------------------------------------------------------
PAPER - 0.3%
Unisource Worldwide, Inc.                 6,800  $   96,900
------------------------------------------------------------
STEEL - 0.6%
Carpenter Technology Corp.                3,100     148,994
------------------------------------------------------------
ROHN Industries, Inc.                    12,000      61,875
                                                 -----------
                                                    210,869
------------------------------------------------------------
CONSUMER RELATED - 0.8%
------------------------------------------------------------
HEALTHCARE - 0.5%
Glaxo Wellcome plc, Sponsored ADR         3,500     167,562
------------------------------------------------------------
RESTAURANTS - 0.3%
Piccadilly Cafeterias, Inc.               7,000      91,875
------------------------------------------------------------
ENERGY - 3.0%
------------------------------------------------------------
Amoco Corp.                               1,300     110,662
------------------------------------------------------------
Atlantic Richfield Co.                    2,500     200,312
------------------------------------------------------------
Chevron Corp.                             2,500     192,500
------------------------------------------------------------
Exxon Corp.                               3,100     189,681
------------------------------------------------------------
Mobil Corp.                               2,500     180,469
------------------------------------------------------------
Occidental Petroleum Corp.                4,700     137,769
                                                 -----------
                                                  1,011,393
------------------------------------------------------------
FINANCIAL SERVICES - 4.2%
------------------------------------------------------------
BANKS & THRIFTS - 2.1%
BankAmerica Corp.                         1,300      94,900
------------------------------------------------------------
BankBoston Corp.                          1,800     169,087
------------------------------------------------------------
First Union Corp.                         3,000     153,750
------------------------------------------------------------
NationsBank Corp.                         1,800     109,462
------------------------------------------------------------
Wells Fargo & Co.                           500     169,719
                                                 -----------
                                                    696,918
------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.7%
Camden Property Trust                     4,800     148,800
------------------------------------------------------------
Capstone Capital Corp.                    5,500     140,937
------------------------------------------------------------
Crescent Real Estate Equities, Inc.       4,100     161,438
------------------------------------------------------------
Health & Retirement Properties
Trust                                     6,400     128,000
                                                 -----------
                                                    579,175
------------------------------------------------------------
INSURANCE - 0.4%
HSB Group, Inc.                           2,500     137,969
------------------------------------------------------------
HOUSING RELATED - 1.2%
------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE - 1.2%
Cornerstone Properties, Inc.              8,400     161,175
------------------------------------------------------------
Meditrust Corp., Paired Stock             3,724     136,392
------------------------------------------------------------
Tower Realty Trust, Inc.                  5,000     123,125
                                                 -----------
                                                    420,692

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                      VALUE
                                  SHARES NOTE 1
------------------------------------------------------------
MANUFACTURING - 1.7%
------------------------------------------------------------
AEROSPACE - 1.0%
General Dynamics Corp.                    2,500  $  216,094
------------------------------------------------------------
Lockheed Martin Corp.                     1,200     118,200
                                                 -----------
                                                    334,294
------------------------------------------------------------
CAPITAL GOODS - 0.7%
PACCAR, Inc.                              4,700     246,750
------------------------------------------------------------
RETAIL - 1.1%
------------------------------------------------------------
DEPARTMENT STORES - 0.4%
Penney (J.C.) Co., Inc.                   2,300     138,719
------------------------------------------------------------
SPECIALTY RETAILING - 0.7%
Brown Group, Inc.                         6,400      85,200
------------------------------------------------------------
New England Business Service, Inc.        4,700     158,625
                                                 -----------
                                                    243,825
------------------------------------------------------------
TRANSPORTATION - 0.6%
------------------------------------------------------------
RAILROADS - 0.6%
GATX Corp.                                3,000     217,688
------------------------------------------------------------
UTILITIES - 6.7%
------------------------------------------------------------
ELECTRIC UTILITIES - 2.4%
Duke Energy Corp.                         3,686     204,112
------------------------------------------------------------
FPL Group, Inc.                           3,500     207,156
------------------------------------------------------------
Illinova Corp.                            3,800     102,363
------------------------------------------------------------
Kansas City Power & Light Co.             5,000     147,813
------------------------------------------------------------
Western Resources, Inc.                   3,900     167,700
                                                 -----------
                                                    829,144
------------------------------------------------------------
GAS UTILITIES - 2.2%
El Paso Natural Gas Co.                   3,800     252,700
------------------------------------------------------------
MCN Energy Group, Inc.                    3,800     153,425
------------------------------------------------------------
National Fuel Gas Co.                     3,700     180,144
------------------------------------------------------------
Questar Corp.                             3,500     156,188
                                                 -----------
                                                    742,457
------------------------------------------------------------
TELEPHONE UTILITIES - 2.1%
Ameritech Corp.                           2,200     177,100
------------------------------------------------------------
Bell Atlantic Corp.                       2,166     197,106
------------------------------------------------------------
Frontier Corp.                            5,700     137,156
------------------------------------------------------------
Nextel Communications, Inc., Cl.
A(8)                                         77       2,002
------------------------------------------------------------
U S West Communications Group             4,300     194,038
                                                 -----------
                                                    707,402
                                                 -----------
Total Common Stocks (Cost
$5,570,938)                                       7,228,663
------------------------------------------------------------
PREFERRED STOCKS - 0.6%
------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series
A, Non-Vtg.                               1,100     157,987

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                      VALUE
                                  SHARES NOTE 1
------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------

PRIMEDIA, Inc., 10% Preferred
Stock, Series D(1)                          500  $   52,750
                                                 -----------
Total Preferred Stocks (Cost
$155,325)                                           210,737

                                     UNITS
------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp.
8/02                                         75          --
------------------------------------------------------------
Microcell Telecommunications, Inc.
Conditional Wts., Exp. 6/06(1)              200         125
------------------------------------------------------------
Microcell Telecommunications, Inc.
Wts., Exp. 6/06(1)                          200       2,600
------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(1)                                258          --
------------------------------------------------------------
UNIFI Communications, Inc. Wts.,
Exp. 3/07(1)                                 50          77
                                                 -----------
Total Rights, Warrants and
Certificates (Cost $2,950)                            2,802

                                     PRINCIPAL
                                     AMOUNT
------------------------------------------------------------
REPURCHASE AGREEMENTS - 12.5%
------------------------------------------------------------
Repurchase agreement with Zion
First National Bank, 6.60%, dated
12/31/97, to be repurchased at
$4,274,567 on 1/2/98,
collateralized by U.S. Treasury
Nts., 8.25%, 7/15/98, with a value
of $4,363,573 (Cost $4,273,000)      $4,273,000   4,273,000
------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$31,305,669)                               98.6% 33,638,107
------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES             1.4     477,708
                                     ----------  -----------
NET ASSETS                                100.0% $34,115,815
                                     ----------  -----------
                                     ----------  -----------

1. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $901,414 or 2.64% of the Fund's net assets as of December 31, 1997.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

6. Interest or dividend is paid in kind.

7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

8. Non-income producing security.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                     MARKET
                                      VALUE
                                  SHARES NOTE 1
------------------------------------------------------------
COMMON STOCKS - 54.4%
------------------------------------------------------------
BASIC MATERIALS - 2.0%
------------------------------------------------------------
CHEMICALS - 0.9%
Ciba Specialty Chemicals AG(1)            1,200  $  143,156
------------------------------------------------------------
Dexter Corp.                              4,700     202,981
------------------------------------------------------------
Ethyl Corp.                              14,400     110,700
------------------------------------------------------------
Fuji Photo Film Co.                       2,000      76,911
------------------------------------------------------------
IMC Global, Inc.                          2,834      92,813
                                                 -----------
                                                    626,561
------------------------------------------------------------
METALS - 0.5%
Allegheny Teledyne, Inc.                  2,900      75,037
------------------------------------------------------------
Carpenter Technology Corp.                3,600     173,025
------------------------------------------------------------
ROHN Industries, Inc.                    12,000      61,875
                                                 -----------
                                                    309,937
------------------------------------------------------------
PAPER - 0.6%
Fletcher Challenge Forest                70,000      58,123
------------------------------------------------------------
Fort James Corp.                          4,950     189,337
------------------------------------------------------------
Kimberly-Clark de Mexico, SA, Cl. A      15,000      71,076
------------------------------------------------------------
Unisource Worldwide, Inc.                 7,900     112,575
                                                 -----------
                                                    431,111
------------------------------------------------------------
CONSUMER CYCLICALS - 7.2%
------------------------------------------------------------
AUTOS & HOUSING - 1.3%
Bridgestone Corp.                         5,000     108,828
------------------------------------------------------------
Cornerstone Properties, Inc.              9,500     182,281
------------------------------------------------------------
Goodyear Tire & Rubber Co.                1,700     108,162
------------------------------------------------------------
Groupe SEB SA                               800     111,572
------------------------------------------------------------
Lear Corp.(1)                             2,000      95,000
------------------------------------------------------------
Meditrust Corp., Paired Stock             4,325     158,403
------------------------------------------------------------
Tower Realty Trust, Inc.                  5,700     140,362
                                                 -----------
                                                    904,608
------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.9%
Alaska Air Group, Inc.(1)                 2,900     112,375
------------------------------------------------------------
America West Holdings Corp., Cl.
B(1)                                      4,500      83,812
------------------------------------------------------------
American Skiing Corp.(1)                  5,600      83,300
------------------------------------------------------------
AMR Corp.(1)                              1,500     192,750
------------------------------------------------------------
CDL Hotels International Ltd.           270,000      81,889
------------------------------------------------------------
Granada Group plc                         8,000     122,418
------------------------------------------------------------
Hasbro, Inc.                              1,600      50,400
------------------------------------------------------------
Outback Steakhouse, Inc.(1)               1,900      54,625

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                      VALUE
                                  SHARES NOTE 1
------------------------------------------------------------
LEISURE & ENTERTAINMENT (CONTINUED)

Piccadilly Cafeterias, Inc.               8,000  $  105,000
------------------------------------------------------------
Prime Hospitality Corp.(1)                2,600      52,975
------------------------------------------------------------
Regal Cinemas, Inc.(1)                    6,050     168,644
------------------------------------------------------------
Vistana, Inc.(1)                         10,000     230,000
                                                 -----------
                                                  1,338,188
------------------------------------------------------------
MEDIA - 0.9%
Applied Graphics Technologies,
Inc.(1)                                   4,300     228,975
------------------------------------------------------------
Benpres Holdings Corp., GDR(1)(2)         2,400       7,218
------------------------------------------------------------
Benpres Holdings Corp., Sponsored
GDR(1)                                    6,000      18,046
------------------------------------------------------------
Reed International plc                   10,000     100,370
------------------------------------------------------------
Reuters Holdings plc                      8,000      87,996
------------------------------------------------------------
Television Broadcasts Ltd.               23,000      65,602
------------------------------------------------------------
Wolters Kluwer NV                           750      96,893
                                                 -----------
                                                    605,100
------------------------------------------------------------
RETAIL: GENERAL - 1.7%
adidas AG                                   750      99,275
------------------------------------------------------------
Circle K Japan Co. Ltd.                   1,200      57,683
------------------------------------------------------------
Dayton Hudson Corp.                       2,300     155,250
------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                   2,400     103,350
------------------------------------------------------------
Marks & Spencer plc                      12,000     118,272
------------------------------------------------------------
North Face, Inc. (The)(1)                 5,100     112,200
------------------------------------------------------------
Penney (J.C.) Co., Inc.                   5,300     319,656
------------------------------------------------------------
Wolverine World Wide, Inc.                7,950     179,869
                                                 -----------
                                                  1,145,555
------------------------------------------------------------
RETAIL: SPECIALTY - 1.4%
Argos plc                                10,000      90,415
------------------------------------------------------------
Brown Group, Inc.                         7,900     105,169
------------------------------------------------------------
Brylane, Inc.(1)                          1,100      54,175
------------------------------------------------------------
Dickson Concepts International Ltd.      32,000      46,668
------------------------------------------------------------
Guitar Center, Inc.(1)                    4,200      96,600
------------------------------------------------------------
Hennes & Mauritz AB, B Shares             2,400     105,869
------------------------------------------------------------
Koninklijke Ahold NV                      3,600      93,941
------------------------------------------------------------
New England Business Service, Inc.        5,300     178,875
------------------------------------------------------------
Payless ShoeSource, Inc.(1)               1,700     114,112
------------------------------------------------------------
Stage Stores, Inc.(1)                     2,800     104,650
                                                 -----------
                                                    990,474
------------------------------------------------------------
CONSUMER NON-CYCLICALS - 7.7%
------------------------------------------------------------
BEVERAGES - 0.3%
Embotelladora Andina SA, Series B,
Sponsored ADR                             2,450      47,622
------------------------------------------------------------
Quilmes Industrial Quinsa SA,
Sponsored ADR                             3,750      51,328

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                      VALUE
                                  SHARES NOTE 1
------------------------------------------------------------
BEVERAGES (CONTINUED)

Scottish & Newcastle plc                  9,000  $  108,917
                                                 -----------
                                                    207,867
------------------------------------------------------------
FOOD - 1.4%
Colruyt SA                                  200     102,160
------------------------------------------------------------
Groupe Danone                               600     107,217
------------------------------------------------------------
Jeronimo Martins & Filho SA               3,375     107,210
------------------------------------------------------------
Kroger Co.(1)                             4,100     151,444
------------------------------------------------------------
Safeway, Inc.(1)                          2,400     151,800
------------------------------------------------------------
Suiza Foods Corp.(1)                      2,650     157,841
------------------------------------------------------------
United Natural Foods, Inc.(1)             1,200      31,200
------------------------------------------------------------
William Morrison Supermarkets plc        33,000     124,886
                                                 -----------
                                                    933,758
------------------------------------------------------------
HEALTHCARE/DRUGS - 2.7%
Dura Pharmaceuticals, Inc.(1)             2,600     119,275
------------------------------------------------------------
Gedeon Richter Ltd., GDR(2)                 900     102,221
------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR         4,000     191,500
------------------------------------------------------------
Incyte Pharmaceuticals, Inc.(1)           2,700     121,500
------------------------------------------------------------
Jones Medical Industries, Inc.            1,000      38,250
------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl.
A(1)                                      4,200     214,725
------------------------------------------------------------
Novartis AG                                 100     162,490
------------------------------------------------------------
Novo-Nordisk AS, B Shares                 1,000     143,124
------------------------------------------------------------
PharMerica, Inc.(1)                       2,400      24,900
------------------------------------------------------------
Roche Holding AG                             13     129,282
------------------------------------------------------------
Sanofi SA                                 1,000     111,372
------------------------------------------------------------
Schering AG                               1,000      96,494
------------------------------------------------------------
SKW Trostberg AG                          4,000     127,027
------------------------------------------------------------
Takeda Chemical Industries Ltd.           5,000     143,054
------------------------------------------------------------
Zeneca Group plc                          4,000     140,649
                                                 -----------
                                                  1,865,863
------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
2.4%
Alternative Living Services,
Inc.(1)                                   4,800     141,900
------------------------------------------------------------
Concentra Managed Care, Inc.(1)           3,700     124,875
------------------------------------------------------------
FPA Medical Management, Inc.(1)           6,500     121,062
------------------------------------------------------------
HealthCare Financial Partners,
Inc.(1)                                   2,500      88,750
------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR        1,500      93,750
------------------------------------------------------------
National Surgery Centers, Inc.(1)         8,300     217,875
------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)          4,400     188,100
------------------------------------------------------------
Renal Treatment Centers, Inc.(1)          2,200      79,475
------------------------------------------------------------
Rural/Metro Corp.(1)                      6,100     203,587

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                      VALUE
                                  SHARES NOTE 1
------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES
(CONTINUED)

SmithKline Beecham plc                   14,592  $  149,581
------------------------------------------------------------
Tenet Healthcare Corp.(1)                 4,490     148,731
------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)        3,066      84,315
------------------------------------------------------------
WellPoint Health Networks, Inc.(1)          700      29,575
                                                 -----------
                                                  1,671,576
------------------------------------------------------------
HOUSEHOLD GOODS - 0.9%
Blyth Industries, Inc.(1)                 3,400     101,787
------------------------------------------------------------
Dial Corp. (The)                          5,500     114,469
------------------------------------------------------------
L'OREAL                                     300     117,440
------------------------------------------------------------
Premark International, Inc.               4,600     133,400
------------------------------------------------------------
Reckitt & Colman plc                      8,000     125,709
                                                 -----------
                                                    592,805
------------------------------------------------------------
ENERGY - 4.4%
------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.9%
Diamond Offshore Drilling, Inc.           3,200     154,000
------------------------------------------------------------
Global Marine, Inc.(1)                    4,700     115,150
------------------------------------------------------------
Gulf Island Fabrication, Inc.(1)          2,800      56,000
------------------------------------------------------------
Oryx Energy Co.(1)                        3,800      96,900
------------------------------------------------------------
Pool Energy Services Co.(1)               2,600      57,850
------------------------------------------------------------
Tidewater, Inc.                           2,200     121,275
                                                 -----------
                                                    601,175
------------------------------------------------------------
OIL-INTEGRATED - 3.5%
Amoco Corp.                               2,600     221,325
------------------------------------------------------------
Atlantic Richfield Co.                    2,800     224,350
------------------------------------------------------------
Chevron Corp.                             5,500     423,500
------------------------------------------------------------
Cliffs Drilling Co.(1)                    1,700      84,787
------------------------------------------------------------
Exxon Corp.                               5,100     312,056
------------------------------------------------------------
Mobil Corp.                               4,600     332,062
------------------------------------------------------------
Occidental Petroleum Corp.               11,200     328,300
------------------------------------------------------------
Patterson Energy, Inc.(1)                 2,500      96,719
------------------------------------------------------------
Quinenco SA, ADR(1)                       2,500      28,750
------------------------------------------------------------
Shell Transport & Trading Co. plc        19,000     138,025
------------------------------------------------------------
Total SA, B Shares                        1,200     130,655
------------------------------------------------------------
UTI Energy Corp.(1)                       2,500      64,687
                                                 -----------
                                                  2,385,216
------------------------------------------------------------
FINANCIAL - 9.3%
------------------------------------------------------------
BANKS - 4.1%
Banco Popular Espanol SA                  1,600     111,800
------------------------------------------------------------
Bank of Tokyo-Mitsubishi Ltd.             6,000      83,063
------------------------------------------------------------
BankAmerica Corp.                         3,800     277,400

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                      VALUE
                                  SHARES NOTE 1
------------------------------------------------------------
BANKS (CONTINUED)

BankBoston Corp.                          4,400  $  413,325
------------------------------------------------------------
Bayerische Vereinsbank AG                 1,750     112,901
------------------------------------------------------------
Credit Suisse Group                         670     103,815
------------------------------------------------------------
Credito Italiano                         48,000     148,100
------------------------------------------------------------
First Union Corp.                         8,000     410,000
------------------------------------------------------------
Halifax plc(1)                            8,000      99,448
------------------------------------------------------------
Lloyds TSB Group plc                     14,000     181,290
------------------------------------------------------------
Mitsubishi Trust & Banking Corp.         10,000     100,753
------------------------------------------------------------
NationsBank Corp.                         3,300     200,681
------------------------------------------------------------
Nordbanken Holding AB(1)                 19,000     107,520
------------------------------------------------------------
Wells Fargo & Co.                         1,300     441,269
                                                 -----------
                                                  2,791,365
------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.3%
Amresco, Inc.                             8,100     245,025
------------------------------------------------------------
Camden Property Trust                     5,400     167,400
------------------------------------------------------------
Capstone Capital Corp.                    6,300     161,437
------------------------------------------------------------
Cattles plc                              15,000      99,465
------------------------------------------------------------
Crescent Real Estate Equities, Inc.       8,200     322,875
------------------------------------------------------------
Franchise Mortgage Acceptance Co.
LLC(1)                                    3,200      58,800
------------------------------------------------------------
Haw Par Brothers International Ltd.      25,000      32,345
------------------------------------------------------------
Health & Retirement Properties
Trust                                     7,300     146,000
------------------------------------------------------------
ING Groep NV                              2,500     105,316
------------------------------------------------------------
Lend Lease Corp. Ltd.                     3,500      68,414
------------------------------------------------------------
Money Store, Inc. (The)                   2,400      50,400
------------------------------------------------------------
Morgan Stanley, Dean Witter,
Discover & Co.                            1,700     100,512
------------------------------------------------------------
Nichiei Co. Ltd.                          1,000     106,906
------------------------------------------------------------
Northern Rock plc(1)                     11,000     107,873
------------------------------------------------------------
Perlis Plantations Berhad                17,500      24,772
------------------------------------------------------------
Sirrom Capital Corp.                      2,600     135,525
------------------------------------------------------------
Southcorp Holdings Ltd.                  13,000      43,029
------------------------------------------------------------
Swire Pacific Ltd., Cl. B                78,500      79,531
------------------------------------------------------------
Travelers Group, Inc.                     4,492     242,006
                                                 -----------
                                                  2,297,631
------------------------------------------------------------
INSURANCE - 1.9%
Allstate Corp.                            1,500     136,312
------------------------------------------------------------
Chubb Corp.                               2,100     158,812
------------------------------------------------------------
Conseco, Inc.                             5,100     231,731
------------------------------------------------------------
Equitable Cos., Inc.                      4,100     203,975
------------------------------------------------------------
HSB Group, Inc.                           2,500     137,969

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                      VALUE
                                  SHARES NOTE 1
------------------------------------------------------------
INSURANCE (CONTINUED)

Pre-Paid Legal Services, Inc.(1)          4,500  $  153,844
------------------------------------------------------------
Torchmark Corp.                           3,500     147,219
------------------------------------------------------------
Travelers Property Casualty Corp.,
Cl. A                                     3,800     167,200
                                                 -----------
                                                  1,337,062
------------------------------------------------------------
INDUSTRIAL - 7.4%
------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.3%
Johnson Electric Holdings Ltd.           26,400      75,981
------------------------------------------------------------
Siebe plc                                 5,000      98,313
                                                 -----------
                                                    174,294
------------------------------------------------------------
INDUSTRIAL SERVICES - 3.1%
Adecco SA                                   250      72,589
------------------------------------------------------------
American Disposal Services, Inc.(1)       4,600     167,900
------------------------------------------------------------
Caribiner International, Inc.(1)          2,100      93,450
------------------------------------------------------------
Central Parking Corp.                     2,300     104,219
------------------------------------------------------------
Computer Horizons Corp.(1)                6,000     270,000
------------------------------------------------------------
Computer Task Group, Inc.                 7,800     277,387
------------------------------------------------------------
Corestaff, Inc.(1)                        5,750     152,375
------------------------------------------------------------
Eastern Environmental Services,
Inc.(1)                                   6,600     145,200
------------------------------------------------------------
Guilbert SA                                 625      89,139
------------------------------------------------------------
Hays plc                                  9,000     120,246
------------------------------------------------------------
Helix Technology Corp.                    4,000      78,000
------------------------------------------------------------
Kurita Water Industries Ltd.              5,000      51,146
------------------------------------------------------------
Lamar Advertising Co., Cl. A(1)           3,500     139,125
------------------------------------------------------------
Tetra Tech, Inc.(1)                       6,218     124,375
------------------------------------------------------------
Transaction Systems Architects,
Inc., Cl. A(1)                            4,700     178,600
------------------------------------------------------------
Viad Corp.                                4,700      90,769
                                                 -----------
                                                  2,154,520
------------------------------------------------------------
MANUFACTURING - 3.2%
Aeroquip-Vickers, Inc.                    1,800      88,312
------------------------------------------------------------
AGCO Corp.                                4,400     128,700
------------------------------------------------------------
Canon Sales Co., Inc.                       300       3,438
------------------------------------------------------------
Case Corp.                                2,700     163,181
------------------------------------------------------------
Deere & Co.                               3,600     209,925
------------------------------------------------------------
Halter Marine Group, Inc.(1)              2,450      70,744
------------------------------------------------------------
Ingersoll-Rand Co.                        3,300     133,650
------------------------------------------------------------
Mannesmann AG                               195      97,931
------------------------------------------------------------
NSK Ltd.                                  3,000       7,499
------------------------------------------------------------
PACCAR, Inc.                              8,900     467,250
------------------------------------------------------------
Parker-Hannifin Corp.                     2,450     112,394

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                      VALUE
                                  SHARES NOTE 1
------------------------------------------------------------
MANUFACTURING (CONTINUED)

Ricoh Co. Ltd.                            9,000  $  112,136
------------------------------------------------------------
SMC Corp.                                   100       8,845
------------------------------------------------------------
Smiths Industries plc                     7,000      99,687
------------------------------------------------------------
Textron, Inc.                             4,300     268,750
------------------------------------------------------------
U.S. Industries, Inc.                     7,350     221,419
                                                 -----------
                                                  2,193,861
------------------------------------------------------------
TRANSPORTATION - 0.8%
Brambles Industries Ltd.                  4,000      79,361
------------------------------------------------------------
Burlington Northern Santa Fe Corp.        1,100     102,231
------------------------------------------------------------
GATX Corp.                                3,500     253,969
------------------------------------------------------------
Gulfmark Offshore, Inc.(1)                2,200      72,600
------------------------------------------------------------
MotivePower Industries, Inc.(1)           2,400      55,800
                                                 -----------
                                                    563,961
------------------------------------------------------------
TECHNOLOGY - 10.5%
------------------------------------------------------------
AEROSPACE/DEFENSE - 0.9%
General Dynamics Corp.                    4,100     354,394
------------------------------------------------------------
Lockheed Martin Corp.                     2,400     236,400
                                                 -----------
                                                    590,794
------------------------------------------------------------
COMPUTER HARDWARE - 1.9%
Apex PC Solutions, Inc.(1)                3,200      70,800
------------------------------------------------------------
CHS Electronics, Inc.(1)                  1,050      17,981
------------------------------------------------------------
Compaq Computer Corp.                     3,100     174,956
------------------------------------------------------------
Digital Lightwave, Inc.(1)                3,500      45,937
------------------------------------------------------------
Insight Enterprises, Inc.(1)              4,750     174,562
------------------------------------------------------------
International Business Machines
Corp.                                     1,900     198,669
------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                  1,600      60,800
------------------------------------------------------------
Network Appliance, Inc.(1)                5,400     191,700
------------------------------------------------------------
Semtech Corp.(1)                          2,100      82,162
------------------------------------------------------------
Storage Technology Corp. (New)(1)         4,400     272,525
                                                 -----------
                                                  1,290,092
------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 2.8%
BEA Systems, Inc.(1)                      7,200     124,650
------------------------------------------------------------
Electronic Data Systems Corp.             2,800     123,025
------------------------------------------------------------
HNC Software, Inc.(1)                     2,900     124,700
------------------------------------------------------------
JDA Software Group, Inc.(1)               3,600     126,000
------------------------------------------------------------
Pegasystems, Inc.(1)                      5,700     115,069
------------------------------------------------------------
Remedy Corp.(1)                           2,000      42,000
------------------------------------------------------------
SAP AG, Preference                          550     178,700
------------------------------------------------------------
Sapient Corp.(1)                          2,600     159,250
------------------------------------------------------------
Security Dynamics Technologies,
Inc.(1)                                   3,900     139,425

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                      VALUE
                                  SHARES NOTE 1
------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES
(CONTINUED)

Summit Design, Inc.(1)                    5,100  $   52,912
------------------------------------------------------------
Sykes Enterprises, Inc.(1)                3,850      75,075
------------------------------------------------------------
Symantec Corp.(1)                         1,200      26,325
------------------------------------------------------------
Technology Solutions Co.(1)               5,350     141,106
------------------------------------------------------------
Veritas Software Corp.(1)                 3,425     174,675
------------------------------------------------------------
Viasoft, Inc.(1)                          2,900     122,525
------------------------------------------------------------
Visio Corp.(1)                            2,800     107,450
------------------------------------------------------------
Wind River Systems, Inc.(1)               2,950     117,078
                                                 -----------
                                                  1,949,965
------------------------------------------------------------
ELECTRONICS - 2.6%
Bowthorpe plc                            18,000     111,065
------------------------------------------------------------
Electrocomponents plc                    13,000      96,898
------------------------------------------------------------
Getronics NV                              2,900      92,412
------------------------------------------------------------
Hirose Electric Co.                       2,000     102,599
------------------------------------------------------------
Keyence Corp.                               660      97,969
------------------------------------------------------------
Matsushita Electric Industrial Co.        4,000      58,760
------------------------------------------------------------
National Semiconductor Corp.(1)           1,000      25,937
------------------------------------------------------------
Omron Corp.                               3,000      47,069
------------------------------------------------------------
Philips Electronics NV                    2,000     119,967
------------------------------------------------------------
Rohm Co.                                  1,000     102,291
------------------------------------------------------------
Samsung Electronics Co. Ltd.,
GDR(1)(2)                                    32         454
------------------------------------------------------------
Samsung Electronics, GDS(1)               1,950      10,969
------------------------------------------------------------
Sawtek, Inc.(1)                           2,500      65,937
------------------------------------------------------------
SCI Systems, Inc.(1)                      2,400     104,550
------------------------------------------------------------
Sony Corp.                                1,400     124,903
------------------------------------------------------------
TDK Corp.                                 1,000      75,680
------------------------------------------------------------
Vitesse Semiconductor Corp.(1)            4,150     156,662
------------------------------------------------------------
VTech Holdings Ltd.                      65,000     191,688
------------------------------------------------------------
Waters Corp.(1)                           5,700     214,463
                                                 -----------
                                                  1,800,273
------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
2.3%
Bay Networks, Inc.(1)                     1,200      30,675
------------------------------------------------------------
British Sky Broadcasting Group plc        8,500      63,776
------------------------------------------------------------
Comverse Technology, Inc.(1)              3,800     148,200
------------------------------------------------------------
DSP Communications, Inc.(1)               3,800      45,600
------------------------------------------------------------
Dycom Industries, Inc.(1)                 1,100      23,719
------------------------------------------------------------
Inter-Tel, Inc.                           4,700      91,063
------------------------------------------------------------
Nextel Communications, Inc., Cl.
A(1)                                        232       6,032
------------------------------------------------------------
Nippon Telegraph & Telephone Corp.           12     103,368

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                      VALUE
                                  SHARES NOTE 1
------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY
(CONTINUED)

P-COM, Inc.(1)                            7,500  $  129,375
------------------------------------------------------------
Pacific Gateway Exchange, Inc.(1)         3,400     182,963
------------------------------------------------------------
REMEC, Inc.(1)                            2,600      58,500
------------------------------------------------------------
SK Telecommunications Co. Ltd., ADR       6,077      39,501
------------------------------------------------------------
Tekelec(1)                                3,300     100,650
------------------------------------------------------------
Tel-Save Holdings, Inc.(1)                2,300      45,713
------------------------------------------------------------
Telecom Italia Mobile SpA                30,000     138,547
------------------------------------------------------------
Uniphase Corp.(1)                         3,600     148,950
------------------------------------------------------------
Vodafone Group plc                       21,000     153,245
------------------------------------------------------------
Yurie Systems, Inc.(1)                    2,600      52,488
                                                 -----------
                                                  1,562,365
------------------------------------------------------------
UTILITIES - 5.9%
------------------------------------------------------------
ELECTRIC UTILITIES - 1.9%
Duke Energy Corp.                         4,117     227,979
------------------------------------------------------------
FPL Group, Inc.                           7,000     414,313
------------------------------------------------------------
Illinova Corp.                            4,200     113,138
------------------------------------------------------------
Kansas City Power & Light Co.             5,600     165,550
------------------------------------------------------------
Veba AG                                   2,500     170,324
------------------------------------------------------------
Western Resources, Inc.                   4,400     189,200
                                                 -----------
                                                  1,280,504
------------------------------------------------------------
GAS UTILITIES - 1.9%
Columbia Gas System, Inc.                 4,500     353,531
------------------------------------------------------------
El Paso Natural Gas Co.                   4,200     279,300
------------------------------------------------------------
MCN Energy Group, Inc.                    4,300     173,613
------------------------------------------------------------
National Fuel Gas Co.                     4,400     214,225
------------------------------------------------------------
Questar Corp.                             4,100     182,963
------------------------------------------------------------
RWE AG, Preference                        2,500     107,061
                                                 -----------
                                                  1,310,693
------------------------------------------------------------
TELEPHONE UTILITIES - 2.1%
Ameritech Corp.                           2,500     201,250
------------------------------------------------------------
Bell Atlantic Corp.                       4,973     452,543
------------------------------------------------------------
Century Telephone Enterprises, Inc.         800      39,850
------------------------------------------------------------
Frontier Corp.                            9,100     218,969
------------------------------------------------------------
Telefonica de Espana                      3,500      99,891
------------------------------------------------------------
U S West Communications Group            10,300     464,788
                                                 -----------
                                                  1,477,291
                                                 -----------
Total Common Stocks (Cost
$30,775,366)                                     37,384,465
------------------------------------------------------------
PREFERRED STOCKS - 0.5%
------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series
A, Non-Vtg.                               1,100     157,987

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                      VALUE
                                  SHARES NOTE 1
------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------

Fresenius AG, Preferred                     600  $  109,119
------------------------------------------------------------
PRIMEDIA, Inc., 10% Preferred
Stock, Series D(3)                        1,000     105,500
                                                 -----------
Total Preferred Stocks (Cost
$315,456)                                           372,606

                                     UNITS
------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
------------------------------------------------------------
Haw Par Brothers International Ltd.
Wts., Exp. 7/01                           2,500         593
------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp.
8/02                                        125          --
------------------------------------------------------------
Microcell Telecommunications, Inc.
Conditional Wts., Exp. 6/06(3)              500         313
------------------------------------------------------------
Microcell Telecommunications, Inc.
Wts., Exp. 6/06(3)                          500       6,500
------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(3)                                516           5
------------------------------------------------------------
UNIFI Communications, Inc. Wts.,
Exp. 3/07(3)                                125         188
                                                 -----------
Total Rights, Warrants and
Certificates (Cost $8,882)                            7,599

                                     PRINCIPAL
                                     AMOUNT
------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.8%
------------------------------------------------------------
Dayton Hudson Credit Card Master
Trust, Asset-Backed Certificates,
Series 1997-1, Cl. A, 6.25%,
8/25/05                              $  125,000     125,325
------------------------------------------------------------
Olympic Automobile Receivables
Trust:
Receivables-Backed Nts., Series
1997-A, Cl. A5, 6.80%, 2/15/05          150,000     152,034
Series 1996-A, Cl. A4, 5.85%,
7/15/01                                  90,000      89,803
------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(3)                   175,000     175,622
                                                 -----------
Total Asset-Backed Securities (Cost
$538,963)                                           542,784
------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 3.9%
------------------------------------------------------------
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1994-10, Cl. A3, 6%, 5/25/09            250,000     247,520
------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates,
Series 1711, Cl. EA, 7%, 3/15/24        200,000     203,250
Gtd. Multiclass Mtg. Participation
Certificates, 6%, 3/1/09                166,146     164,948
Gtd. Multiclass Mtg. Participation
Certificates, Series 1574, Cl. PD,
5.55%, 3/15/13                           88,626      88,377
Gtd. Multiclass Mtg. Participation
Certificates, Series 1843, Cl. VB,
7%, 4/15/03                              50,000      51,297
Gtd. Multiclass Mtg. Participation
Certificates, Series 1849, Cl. VA,
6%, 12/15/10                            134,802     134,129
Interest-Only Stripped Mtg.-Backed
Security, Series 1542, Cl. QC,
7.35%, 10/15/20(4)                      900,000     188,174
Interest-Only Stripped Mtg.-Backed
Security, Series 1583, Cl. IC,
6.65%, 1/15/20(4)                       750,000     112,792
Interest-Only Stripped Mtg.-Backed
Security, Series 1661, Cl. PK,
5.775%, 11/15/06(4)                     801,135      66,062
------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                             128,916     128,166
6.50%, 4/1/26                           139,142     137,684

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS
(CONTINUED)
------------------------------------------------------------
Federal National Mortgage Assn.:
(Continued)

7%, 4/1/00                           $  147,274  $  148,307
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-181, Cl. C, 5.40%,
10/25/02                                121,209     120,527
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%,
7/25/08                                 127,526     126,630
Medium-Term Nts., 6.56%, 11/13/01       225,000     225,212
Trust 1994-13, Cl. B, 6.50%,
2/25/09                                 100,000      99,687
------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1994-7, Cl. A18, 6%, 2/25/09     149,164     140,634
------------------------------------------------------------
PNC Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates,
Series 1995-2, Cl. A3, 6.50%,
2/25/12                                 125,000     125,239
------------------------------------------------------------
Residential Accredit Loans, Inc.,
Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl.
A2, 6.75%, 9/25/27                      175,000     174,754
                                                 -----------
Total Mortgage-Backed Obligations
(Cost $2,655,002)                                 2,683,389
------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 8.1%
------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                             200,000     199,813
7.50%, 11/15/16                       1,835,000   2,141,217
------------------------------------------------------------
U.S. Treasury Nts.:
5.125%, 4/30/98                         550,000     549,657
6.50%, 8/15/05                        1,120,000   1,169,001
6.75%, 6/30/99                          745,000     756,874
7.50%, 11/15/01                         700,000     742,656
                                                 -----------
Total U.S. Government Obligations
(Cost $5,355,558)                                 5,559,218
------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND
NOTES - 21.8%
------------------------------------------------------------
BASIC MATERIALS - 2.3%
------------------------------------------------------------
CHEMICALS - 1.3%
Du Pont (E.I.) De Nemours & Co.,
8.50% Debs., 2/15/03                    100,000     106,277
------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., 9/15/07(2)                   125,000     123,750
------------------------------------------------------------
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20            50,000      65,119
------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr.
Sec. Disc. Nts., 10/15/05(5)            175,000     175,000
------------------------------------------------------------
PPG Industries, Inc., 9% Debs.,
5/1/21                                   50,000      62,436
------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr.
Nts., 12/1/04                           125,000     141,562
------------------------------------------------------------
Sterling Chemicals Holdings, Inc.,
0%/13.50% Sr. Disc. Nts.,
8/15/08(5)                              125,000      76,875
------------------------------------------------------------
Texas Petrochemical Corp., 11.125%
Sr. Sub. Nts., Series B, 7/1/06         125,000     135,000
                                                 -----------
                                                    886,019
------------------------------------------------------------
METALS - 0.5%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                                 100,000     108,247
------------------------------------------------------------
Gulf States Steel, Inc. (Alabama),
13.50% First Mtg. Nts., Series B,
4/15/03                                 125,000     124,375

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
METALS (CONTINUED)

WCI Steel, Inc., 10% Sr. Nts.,
Series B, 12/1/04                    $   75,000  $   76,875
                                                 -----------
                                                    309,497
------------------------------------------------------------
PAPER - 0.5%
Celulosa Arauco y Constitucion SA,
7.25% Debs., 6/11/98(3)                  85,000      84,469
------------------------------------------------------------
Gaylord Container Corp., 12.75% Sr.
Sub. Disc. Debs., 5/15/05               125,000     134,375
------------------------------------------------------------
Stone Container Corp., 9.875% Sr.
Nts., 2/1/01                            125,000     125,469
                                                 -----------
                                                    344,313
------------------------------------------------------------
CONSUMER CYCLICALS - 7.2%
------------------------------------------------------------
AUTOS & HOUSING - 0.4%
Black & Decker Corp., 6.625% Nts.,
11/15/00                                 85,000      85,830
------------------------------------------------------------
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., 7/15/07(2)               125,000     131,250
------------------------------------------------------------
First Industrial LP, 7.15% Bonds,
5/15/27                                  60,000      61,658
                                                 -----------
                                                    278,738
------------------------------------------------------------
LEISURE & ENTERTAINMENT - 3.1%
American Skiing Corp., 12% Sr. Sub.
Nts., Series B, 7/15/06(3)              100,000     111,500
------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr.
Sub. Nts., 8/1/04(2)                     50,000      51,250
------------------------------------------------------------
Ascent Entertainment Group, Inc.,
0%/11.875% Sr. Sec. Disc. Nts.,
12/15/04(2)(5)                          125,000      72,187
------------------------------------------------------------
Bally Total Fitness Holdings,
9.875% Sr. Sub. Nts., 10/15/07(2)       125,000     126,562
------------------------------------------------------------
Blockbuster Entertainment Corp.,
6.625% Sr. Nts., 2/15/98                 85,000      85,031
------------------------------------------------------------
Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                            125,000     136,406
------------------------------------------------------------
Casino Magic of Louisiana Corp.,
13% First Mtg. Nts., Series B,
8/15/03                                 200,000     193,000
------------------------------------------------------------
Colorado Gaming & Entertainment
Co., 12% Sr. Nts., 6/1/03(3)            125,000     135,000
------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts.,
6/1/02                                  125,000     128,212
------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr.
Nts., 7/15/07                           125,000     132,187
------------------------------------------------------------
Hollywood Casino Corp., 12.75% Sr.
Sec. Gtd. Nts., 11/1/03                 125,000     133,750
------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                       50,000      52,625
------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                125,000     160,625
------------------------------------------------------------
Players International, Inc.,
10.875% Sr. Nts., 4/15/05               125,000     135,000
------------------------------------------------------------
Prime Hospitality Corp., 9.75% Sr.
Sub. Nts., 4/1/07                       125,000     133,125
------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625%
Sr. Sub. Nts., 7/15/05                  125,000     135,625
------------------------------------------------------------
Showboat, Inc., 9.25% First Mtg.
Bonds, 5/1/08                           100,000     107,000
------------------------------------------------------------
Wyndham Hotel Corp., 10.50% Sr.
Sub. Nts., 5/15/06                      100,000     117,250
                                                 -----------
                                                  2,146,335
------------------------------------------------------------
MEDIA - 2.7%
Adelphia Communications Corp.,
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                 125,000     135,312
------------------------------------------------------------
Cablevision Systems Corp., 9.875%
Sr. Sub. Nts., 5/15/06                   50,000      55,125
------------------------------------------------------------
Century Communications Corp., 9.75%
Sr. Nts., 2/15/02                       100,000     106,750
------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub.
Debs., 10/15/06                         125,000     133,437
------------------------------------------------------------
EchoStar Satellite Broadcasting
Corp., 0%/13.125% Sr. Sec. Disc.
Nts., 3/15/04(5)                        100,000      85,500

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
MEDIA (CONTINUED)

Falcon Holdings Group LP, 11% Sr.
Sub. Nts., 9/15/03(6)                $  154,852  $  161,816
------------------------------------------------------------
Fox/Liberty Networks LLC, 8.875%
Sr. Nts., 8/15/07(2)                     50,000      50,250
------------------------------------------------------------
Hollinger International Publishing,
Inc., 9.25% Gtd. Sr. Sub. Nts.,
3/15/07                                 100,000     105,500
------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr.
Sub. Nts., 9/15/07                      100,000     103,250
------------------------------------------------------------
Marcus Cable Operating Co.
LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts.,
Series II, 8/1/04(5)                    125,000     116,250
------------------------------------------------------------
MDC Communications Corp., 10.50%
Sr. Sub. Nts., 12/1/06                  125,000     132,812
------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10%
Sr. Sub. Nts., 9/30/05                  125,000     132,187
------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                   100,000     110,500
------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07(2)       125,000     131,562
------------------------------------------------------------
Time Warner, Inc., 7.45% Nts.,
2/1/98                                   85,000      85,074
------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr.
Debs., 10/30/07                         125,000     138,955
------------------------------------------------------------
United International Holdings,
Inc., Zero Coupon Sr. Sec. Disc.
Nts., 12.915%, 11/15/99(7)              100,000      83,500
                                                 -----------
                                                  1,867,780
------------------------------------------------------------
RETAIL: GENERAL - 0.6%
Federated Department Stores, Inc.,
10% Sr. Nts., 2/15/01                    35,000      38,609
------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                            90,000      92,203
------------------------------------------------------------
Sears Roebuck & Co., 8.39%
Medium-Term Nts., 3/23/99               175,000     179,715
------------------------------------------------------------
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06            125,000     131,875
                                                 -----------
                                                    442,402
------------------------------------------------------------
RETAIL: SPECIALTY - 0.4%
K Mart Corp., 7.75% Debs., 10/1/12      125,000     120,625
------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07(3)                       150,000     153,750
                                                 -----------
                                                    274,375
------------------------------------------------------------
CONSUMER NON-CYCLICALS - 2.0%
------------------------------------------------------------
FOOD - 0.8%
AmeriServe Food Distribution, Inc.,
8.875% Sr. Nts., 10/15/06               125,000     126,250
------------------------------------------------------------
Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                            95,000      96,175
------------------------------------------------------------
Fresh Del Monte Produce NV, 10% Sr.
Nts., Series B, 5/1/03                   71,000      74,195
------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
Inc., (The), 9.125% Debs., 1/15/98       85,000      85,060
------------------------------------------------------------
Jitney-Jungle Stores of America,
Inc., 10.375% Sr. Sub. Nts.,
9/15/07                                  50,000      52,125
------------------------------------------------------------
Van De Kamps, Inc., 12% Sr. Sub.
Nts., 9/15/05(3)                        125,000     139,375
                                                 -----------
                                                    573,180
------------------------------------------------------------
HEALTHCARE/DRUGS - 0.1%
Integrated Health Services, Inc.,
9.25% Sr. Sub. Nts., 1/15/08(2)          50,000      51,125
------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
1.0%
Columbia/HCA Healthcare Corp.,
6.875% Nts., 7/15/01                    100,000     100,233
------------------------------------------------------------
Dade International, Inc., 11.125%
Sr. Sub. Nts., 5/1/06                   125,000     138,125
------------------------------------------------------------
Graphic Controls Corp., 12% Sr.
Sub. Nts., Series A, 9/15/05            125,000     140,000

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES
(CONTINUED)

Kinetics Concepts, Inc., 9.625% Sr.
Sub. Nts., 11/1/07(2)                $   50,000  $   51,063
------------------------------------------------------------
Paracelsus Healthcare Corp., 10%
Sr. Unsec. Sub. Nts., 8/15/06           100,000     102,500
------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr.
Nts., 7/15/04                            75,000      76,594
------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr.
Nts., 1/15/05                            75,000      76,875
                                                 -----------
                                                    685,390
------------------------------------------------------------
HOUSEHOLD GOODS - 0.1%
Kimberly-Clark Corp., 7.875% Debs.,
2/1/23                                   50,000      54,537
------------------------------------------------------------
ENERGY - 1.2%
------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.7%
Coastal Corp., 8.125% Sr. Nts.,
9/15/02                                  50,000      53,599
------------------------------------------------------------
Coastal Corp., 8.75% Sr. Nts.,
5/15/99                                  35,000      36,184
------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75%
Sr. Nts., Series B, 1/15/01              55,000      57,681
------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub.
Nts., Series B, 2/15/07                  50,000      50,875
------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                     50,000      54,665
------------------------------------------------------------
Southwest Royalties, Inc., 10.50%
Sr. Gtd. Nts., 10/15/04(2)              125,000     125,000
------------------------------------------------------------
Transamerican Energy Corp., 11.50%
Sr. Nts., 6/15/02(2)                     50,000      49,250
------------------------------------------------------------
Williams Holdings of Delaware,
Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                                   50,000      49,082
                                                 -----------
                                                    476,336
------------------------------------------------------------
OIL-INTEGRATED - 0.5%
Gulf Canada Resources Ltd., 8.25%
Sr. Nts., 3/15/17                        75,000      82,757
------------------------------------------------------------
Gulf Canada Resources Ltd., 9%
Debs., 8/15/99                           75,000      78,498
------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                            50,000      50,886
------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                            75,000      80,028
------------------------------------------------------------
Standard Oil/British Petroleum Co.
plc, 9% Debs., 6/1/19                    50,000      51,692
                                                 -----------
                                                    343,861
------------------------------------------------------------
FINANCIAL - 2.9%
------------------------------------------------------------
BANKS - 0.5%
Chase Manhattan Corp. (New), 6.625%
Sr. Nts., 1/15/98                        35,000      35,006
------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01       50,000      49,062
------------------------------------------------------------
First Fidelity Bancorp, 8.50% Sub.
Capital Nts., 4/1/98                     35,000      35,186
------------------------------------------------------------
First Union Corp., 6.75% Sr. Nts.,
1/15/98                                  35,000      35,007
------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                 85,000      94,540
------------------------------------------------------------
Integra Financial Corp., 6.50% Sub.
Nts., 4/15/00                            85,000      85,791
                                                 -----------
                                                    334,592
------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.8%
American General Finance Corp.,
8.50% Sr. Nts., 8/15/98                  40,000      40,618
------------------------------------------------------------
American General Institutional
Capital B, 8.125% Bonds, Series B,
3/15/46(2)                               75,000      83,195
------------------------------------------------------------
Beneficial Corp., 9.125% Debs.,
2/15/98                                  85,000      85,284
------------------------------------------------------------
Capital One Financial Corp., 6.83%
Sr. Nts., 5/17/99                        45,000      45,327

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)

Capital One Financial Corp., 7.25%
Nts., 12/1/03                        $   40,000  $   40,422
------------------------------------------------------------
Chelsea GCA Realty Partner, Inc.,
7.75% Gtd. Unsec. Unsub. Nts.,
1/26/01                                  40,000      41,041
------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec.
Nts., 2/15/01                            85,000      83,485
------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Gtd. Medium-Term Nts., Series D,
3/1/01                                   50,000      49,786
------------------------------------------------------------
Countrywide Home Loans, Inc.,
6.085% Gtd. Medium-Term Nts.,
Series B, 7/14/99                        40,000      39,992
------------------------------------------------------------
Ford Motor Credit Co., 6.25% Unsub.
Nts., 2/26/98                            85,000      85,269
------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                    175,000     172,392
------------------------------------------------------------
Golden West Financial Corp., 8.625%
Sub. Nts., 8/30/98                       35,000      35,610
------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50%
Nts., 4/1/01                             85,000      85,820
------------------------------------------------------------
Olympic Financial Ltd., Units (each
unit consists of $1,000 principal
amount of 11.50% sr. nts., 3/15/07
and one warrant to purchase 6.84
shares of common stock)(8)              125,000     124,375
------------------------------------------------------------
Salomon, Inc., 8.69% Sr.
Medium-Term Nts., Series D, 3/1/99      100,000     102,946
------------------------------------------------------------
Wilshire Financial Services Group,
Inc., 13% Nts., Series A,
8/15/04(2)                              125,000     127,813
                                                 -----------
                                                  1,243,375
------------------------------------------------------------
INSURANCE - 0.6%
Cigna Corp., 7.90% Nts., 12/14/98       100,000     101,603
------------------------------------------------------------
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                           100,000     112,650
------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts.,
1/15/99                                 110,000     112,931
------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                      85,000      86,488
                                                 -----------
                                                    413,672
------------------------------------------------------------
INDUSTRIAL - 2.1%
------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.3%
American Standard Cos., Inc.,
10.875% Sr. Nts., 5/15/99(3)            100,000     105,500
------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr.
Nts., 10/1/05(3)                        125,000     132,813
                                                 -----------
                                                    238,313
------------------------------------------------------------
INDUSTRIAL SERVICES - 0.9%
Armco, Inc., 9% Unsec. Sr. Nts.,
9/15/07                                  50,000      48,875
------------------------------------------------------------
Employee Solutions, Inc., 10% Sr.
Nts., 10/15/04(3)                       125,000     120,625
------------------------------------------------------------
Jordan Telecommunication Products,
Inc., 9.875% Sr. Nts., 8/1/07(2)         50,000      51,375
------------------------------------------------------------
KSL Recreation Group, Inc., 10.25%
Sr. Sub. Nts., 5/1/07                   100,000     106,750
------------------------------------------------------------
Production Resource Group, 11.50%
Sr. Sub. Nts., 1/15/08(2)                75,000      75,563
------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                                125,000     131,996
------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Gtd. Sr. Nts., Series B, 12/1/06         70,000      71,621
                                                 -----------
                                                    606,805
------------------------------------------------------------
MANUFACTURING - 0.4%
Jordan Industries, Inc., 10.375%
Sr. Nts., Series B, 8/1/07              125,000     126,875
------------------------------------------------------------
Mark IV Industries, Inc., 8.75%
Sub. Nts., 4/1/03(3)                     25,000      26,500
------------------------------------------------------------
Titan Wheel International, Inc.,
8.75% Sr. Sub. Nts., 4/1/07             100,000     105,250
                                                 -----------
                                                    258,625

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
TRANSPORTATION - 0.5%
CSX Corp., 7.05% Debs., 5/1/02       $   70,000  $   71,669
------------------------------------------------------------
Federal Express Corp., 6.25% Nts.,
4/15/98                                  90,000      90,038
------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts.,
5/15/07                                  75,000      79,400
------------------------------------------------------------
Union Pacific Corp., 7% Nts.,
6/15/00                                  85,000      86,413
                                                 -----------
                                                    327,520
------------------------------------------------------------
TECHNOLOGY - 3.4%
------------------------------------------------------------
AEROSPACE/DEFENSE - 0.1% GPA Delaware, Inc., 8.75% Gtd.
Nts., 12/15/98                          100,000     102,000
------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.1%
DecisionOne Corp., 9.75% Sr. Sub.
Nts., 8/1/07                             75,000      77,438
------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
3.2%
American Communications Services,
Inc., 0%/13% Sr. Disc. Nts.,
11/1/05(5)                              100,000      80,500
------------------------------------------------------------
Brooks Fiber Properties, Inc.,
0%/11.875% Sr. Disc. Nts.,
11/1/06(5)                              125,000     100,625
------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(5)                             125,000     101,875
------------------------------------------------------------
Diamond Cable Communications plc,
0%/10.75% Sr. Disc. Nts.,
2/15/07(5)                              125,000      85,625
------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr.
Disc. Nts., 3/15/07(5)                  125,000      85,625
------------------------------------------------------------
International CableTel, Inc.,
0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06(5)                     200,000     156,250
------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.,
11.25% Sr. Nts., 7/15/05(2)             125,000     123,125
------------------------------------------------------------
IXC Communications, Inc., 12.50%
Sr. Nts., Series B, 10/1/05             125,000     144,688
------------------------------------------------------------
Microcell Telecommunications, Inc.,
0%/14% Sr. Disc. Nts., Series B,
6/1/06(5)                               125,000      84,375
------------------------------------------------------------
Nextel Communications, Inc.,
0%/9.75% Sr. Disc. Nts., 8/15/04(5)     150,000     133,875
------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 0%/13.50% Sr. Disc.
Nts., Series A, 8/1/07(3)(5)            150,000      95,250
------------------------------------------------------------
PriCellular Wireless Corp.,
0%/12.25% Sr. Sub. Disc. Nts.,
10/1/03(5)                              175,000     180,250
------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum
Finance Corp., 11% Sr. Nts.,
8/15/06                                 100,000     113,000
------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr.
Unsec. Bonds, 6/30/07(2)                125,000     136,250
------------------------------------------------------------
Teleport Communications Group,
Inc., 0%/11.125% Sr. Disc. Nts.,
7/1/07(5)                                50,000      40,875
------------------------------------------------------------
Teleport Communications Group,
Inc., 9.875% Sr. Nts., 7/1/06            50,000      56,250
------------------------------------------------------------
Telewest Communications plc, 0%/11%
Sr. Disc. Debs., 10/1/07(5)              75,000      58,594
------------------------------------------------------------
Telewest Communications plc, 9.625%
Sr. Debs., 10/1/06                       75,000      78,188
------------------------------------------------------------
U S West Capital Funding, Inc.,
6.85% Gtd. Nts., 1/15/02                175,000     178,064
------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr.
Nts., 3/1/04                            125,000      98,750
------------------------------------------------------------
Western Wireless Corp., 10.50% Sr.
Sub. Nts., 2/1/07                        50,000      54,250
                                                 -----------
                                                  2,186,284
------------------------------------------------------------
UTILITIES - 0.7%
------------------------------------------------------------
ELECTRIC UTILITIES - 0.2%
Consumers Energy Co., 8.75% First
Mtg. Nts., 2/15/98                       85,000      85,203
------------------------------------------------------------
El Paso Electric Co., 7.25% First
Mtg. Nts., Series A, 2/1/99(3)           40,000      40,400
                                                 -----------
                                                    125,603

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)

                                     MARKET
                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
------------------------------------------------------------
GAS UTILITIES - 0.4%
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01             $  170,000  $  172,308
------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                            75,000      80,521
                                                 -----------
                                                    252,829
------------------------------------------------------------
TELEPHONE UTILITIES - 0.1%
GTE Corp., 8.85% Debs., 3/1/98           40,000      40,162
                                                 -----------
Total Non-Convertible Corporate
Bonds and Notes (Cost $14,358,002)               14,941,106
------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND
NOTES - 0.2%
------------------------------------------------------------
Barnett Banks, Inc., 8.50% Sub.
Exchangeable Nts., 3/1/99                35,000      35,960
------------------------------------------------------------
Geotek Communications, Inc., 12%
Cv. Sr. Sub. Nts., 2/15/01(3)           100,000      80,000
                                                 -----------
Total Convertible Corporate Bonds
and Notes (Cost $128,557)                           115,960
------------------------------------------------------------
REPURCHASE AGREEMENTS - 9.8%
------------------------------------------------------------
Repurchase agreement with Zion
First National Bank, 6.60%, dated
12/31/97, to be repurchased at
$6,717,462 on 1/2/98,
collateralized by U.S. Treasury
Nts., 8.25%, 7/15/98, with a value
of $6,857,336 (Cost $6,715,000)       6,715,000   6,715,000
------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$60,850,786)                               99.5% 68,322,127
------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES             0.5     370,656
                                     ----------  -----------
NET ASSETS                                100.0% $68,692,783
                                     ----------  -----------
                                     ----------  -----------

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,670,463 or 2.43% of the Fund's net assets as of December 31, 1997.

3. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Interest or dividend is paid in kind.

7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
COMMON STOCKS - 70.2%
----------------------------------------------------------------------
BASIC MATERIALS - 2.5%
----------------------------------------------------------------------
CHEMICALS - 1.2%
Ciba Specialty Chemicals AG(1)                 1,400     $    167,015
----------------------------------------------------------------------
Dexter Corp.                                   6,000          259,125
----------------------------------------------------------------------
Ethyl Corp.                                   16,200          124,537
----------------------------------------------------------------------
Fuji Photo Film Co.                            2,000           76,911
----------------------------------------------------------------------
IMC Global, Inc.                               2,834           92,813
                                                       ---------------
                                                              720,401
----------------------------------------------------------------------
METALS - 0.6%
Allegheny Teledyne, Inc.                       3,100           80,212
----------------------------------------------------------------------
Carpenter Technology Corp.                     4,300          206,669
----------------------------------------------------------------------
ROHN Industries, Inc.                         12,000           61,875
                                                       ---------------
                                                              348,756
----------------------------------------------------------------------
PAPER - 0.7%
Fletcher Challenge Forest                     80,000           66,427
----------------------------------------------------------------------
Fort James Corp.                               5,087          194,578
----------------------------------------------------------------------
Kimberly-Clark de Mexico, SA, Cl. A           16,000           75,814
----------------------------------------------------------------------
Unisource Worldwide, Inc.                      9,000          128,250
                                                       ---------------
                                                              465,069
----------------------------------------------------------------------
CONSUMER CYCLICALS - 9.3%
----------------------------------------------------------------------
AUTOS & HOUSING - 1.7%
Bridgestone Corp.                              5,000          108,828
----------------------------------------------------------------------
Cornerstone Properties, Inc.                  11,400          218,737
----------------------------------------------------------------------
Goodyear Tire & Rubber Co.                     1,800          114,525
----------------------------------------------------------------------
Groupe SEB SA                                    850          118,545
----------------------------------------------------------------------
Lear Corp.(1)                                  2,300          109,250
----------------------------------------------------------------------
Meditrust Corp., Paired Stock                  5,407          198,031
----------------------------------------------------------------------
Tower Realty Trust, Inc.                       6,500          160,062
                                                       ---------------
                                                            1,027,978
----------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.5%
Alaska Air Group, Inc.(1)                      3,100          120,125
----------------------------------------------------------------------
America West Holdings Corp., Cl.
B(1)                                           4,900           91,262
----------------------------------------------------------------------
American Skiing Corp.(1)                       6,700           99,662
----------------------------------------------------------------------
AMR Corp.(1)                                   1,600          205,600
----------------------------------------------------------------------
CDL Hotels International Ltd.                300,000           90,988
----------------------------------------------------------------------
Granada Group plc                              9,000          137,720
----------------------------------------------------------------------
Hasbro, Inc.                                   1,900           59,850
----------------------------------------------------------------------
Outback Steakhouse, Inc.(1)                    2,400           69,000

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
LEISURE & ENTERTAINMENT (CONTINUED)

Piccadilly Cafeterias, Inc.                    9,300     $    122,062
----------------------------------------------------------------------
Prime Hospitality Corp.(1)                     3,100           63,162
----------------------------------------------------------------------
Regal Cinemas, Inc.(1)                         7,325          204,184
----------------------------------------------------------------------
Vistana, Inc.(1)                              12,000          276,000
                                                       ---------------
                                                            1,539,615
----------------------------------------------------------------------
MEDIA - 1.1%
Applied Graphics Technologies,
Inc.(1)                                        5,100          271,575
----------------------------------------------------------------------
Benpres Holdings Corp., GDR(1)(2)              2,400            7,218
----------------------------------------------------------------------
Benpres Holdings Corp., Sponsored
GDR(1)                                         6,000           18,046
----------------------------------------------------------------------
Reed International plc                        10,000          100,370
----------------------------------------------------------------------
Reuters Holdings plc                           8,000           87,996
----------------------------------------------------------------------
Television Broadcasts Ltd.                    23,000           65,602
----------------------------------------------------------------------
Wolters Kluwer NV                                900          116,272
                                                       ---------------
                                                              667,079
----------------------------------------------------------------------
RETAIL: GENERAL - 2.1%
adidas AG                                      1,000          132,366
----------------------------------------------------------------------
Circle K Japan Co. Ltd.                        1,200           57,683
----------------------------------------------------------------------
Dayton Hudson Corp.                            2,600          175,500
----------------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                        2,400          103,350
----------------------------------------------------------------------
Marks & Spencer plc                           12,000          118,272
----------------------------------------------------------------------
North Face, Inc. (The)(1)                      6,000          132,000
----------------------------------------------------------------------
Penney (J.C.) Co., Inc.                        6,000          361,875
----------------------------------------------------------------------
Wolverine World Wide, Inc.                     9,475          214,372
                                                       ---------------
                                                            1,295,418
----------------------------------------------------------------------
RETAIL: SPECIALTY - 1.9%
Argos plc                                     15,000          135,622
----------------------------------------------------------------------
Brown Group, Inc.                              9,700          129,131
----------------------------------------------------------------------
Brylane, Inc.(1)                               1,400           68,950
----------------------------------------------------------------------
Dickson Concepts International Ltd.           32,000           46,668
----------------------------------------------------------------------
Guitar Center, Inc.(1)                         5,000          115,000
----------------------------------------------------------------------
Hennes & Mauritz AB, B Shares                  2,700          119,102
----------------------------------------------------------------------
Koninklijke Ahold NV                           3,600           93,941
----------------------------------------------------------------------
New England Business Service, Inc.             6,300          212,625
----------------------------------------------------------------------
Payless ShoeSource, Inc.(1)                    1,800          120,825
----------------------------------------------------------------------
Stage Stores, Inc.(1)                          3,400          127,075
                                                       ---------------
                                                            1,168,939
----------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 9.9%
----------------------------------------------------------------------
BEVERAGES - 0.4%
Embotelladora Andina SA, Series B,
Sponsored ADR                                  2,800           54,425
----------------------------------------------------------------------
Quilmes Industrial Quinsa SA,
Sponsored ADR                                  3,750           51,328

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
BEVERAGES (CONTINUED)

Scottish & Newcastle plc                      12,000     $    145,223
                                                       ---------------
                                                              250,976
----------------------------------------------------------------------
FOOD - 1.8%
Colruyt SA                                       250          127,699
----------------------------------------------------------------------
Groupe Danone                                    650          116,151
----------------------------------------------------------------------
Jeronimo Martins & Filho SA                    5,000          158,830
----------------------------------------------------------------------
Kroger Co.(1)                                  3,700          136,669
----------------------------------------------------------------------
Safeway, Inc.(1)                               2,700          170,775
----------------------------------------------------------------------
Suiza Foods Corp.(1)                           3,175          189,111
----------------------------------------------------------------------
United Natural Foods, Inc.(1)                  1,500           39,000
----------------------------------------------------------------------
William Morrison Supermarkets plc             46,000          174,084
                                                       ---------------
                                                            1,112,319
----------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.5%
Dura Pharmaceuticals, Inc.(1)                  3,100          142,212
----------------------------------------------------------------------
Gedeon Richter Ltd., GDR(2)                    1,000          113,579
----------------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR              5,300          253,737
----------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.(1)                3,200          144,000
----------------------------------------------------------------------
Jones Medical Industries, Inc.                 1,200           45,900
----------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl.
A(1)                                           5,000          255,625
----------------------------------------------------------------------
Novartis AG                                      100          162,490
----------------------------------------------------------------------
Novo-Nordisk AS, B Shares                      1,200          171,749
----------------------------------------------------------------------
PharMerica, Inc.(1)                            2,900           30,087
----------------------------------------------------------------------
Roche Holding AG                                  15          149,172
----------------------------------------------------------------------
Sanofi SA                                      1,100          122,509
----------------------------------------------------------------------
Schering AG                                    1,200          115,793
----------------------------------------------------------------------
SKW Trostberg AG                               4,000          127,027
----------------------------------------------------------------------
Takeda Chemical Industries Ltd.                5,000          143,054
----------------------------------------------------------------------
Zeneca Group plc                               4,000          140,649
                                                       ---------------
                                                            2,117,583
----------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
3.1%
Alternative Living Services,
Inc.(1)                                        5,700          168,506
----------------------------------------------------------------------
Concentra Managed Care, Inc.(1)                4,400          148,500
----------------------------------------------------------------------
FPA Medical Management, Inc.(1)                7,800          145,275
----------------------------------------------------------------------
HealthCare Financial Partners,
Inc.(1)                                        2,900          102,950
----------------------------------------------------------------------
Luxottica Group SpA, Sponsored ADR             1,600          100,000
----------------------------------------------------------------------
National Surgery Centers, Inc.(1)              9,900          259,875
----------------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)               5,200          222,300
----------------------------------------------------------------------
Renal Treatment Centers, Inc.(1)               2,600           93,925
----------------------------------------------------------------------
Rural/Metro Corp.(1)                           7,300          243,637

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES
(CONTINUED)

SmithKline Beecham plc                        14,592     $    149,581
----------------------------------------------------------------------
Tenet Healthcare Corp.(1)                      4,390          145,419
----------------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)             3,700          101,750
----------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)               500           21,125
                                                       ---------------
                                                            1,902,843
----------------------------------------------------------------------
HOUSEHOLD GOODS - 1.1%
Blyth Industries, Inc.(1)                      4,100          122,744
----------------------------------------------------------------------
Dial Corp. (The)                               6,000          124,875
----------------------------------------------------------------------
L'OREAL                                          350          137,013
----------------------------------------------------------------------
Premark International, Inc.                    5,600          162,400
----------------------------------------------------------------------
Reckitt & Colman plc                           8,000          125,709
                                                       ---------------
                                                              672,741
----------------------------------------------------------------------
ENERGY - 5.6%
----------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.1%
Diamond Offshore Drilling, Inc.                3,700          178,062
----------------------------------------------------------------------
Global Marine, Inc.(1)                         5,000          122,500
----------------------------------------------------------------------
Gulf Island Fabrication, Inc.(1)               3,400           68,000
----------------------------------------------------------------------
Oryx Energy Co.(1)                             4,100          104,550
----------------------------------------------------------------------
Pool Energy Services Co.(1)                    3,200           71,200
----------------------------------------------------------------------
Tidewater, Inc.                                2,400          132,300
                                                       ---------------
                                                              676,612
----------------------------------------------------------------------
OIL-INTEGRATED - 4.5%
Amoco Corp.                                    3,100          263,887
----------------------------------------------------------------------
Atlantic Richfield Co.                         3,700          296,462
----------------------------------------------------------------------
Chevron Corp.                                  6,300          485,100
----------------------------------------------------------------------
Cliffs Drilling Co.(1)                         2,000           99,750
----------------------------------------------------------------------
Exxon Corp.                                    5,600          342,650
----------------------------------------------------------------------
Mobil Corp.                                    5,300          382,594
----------------------------------------------------------------------
Occidental Petroleum Corp.                    12,600          369,337
----------------------------------------------------------------------
Patterson Energy, Inc.(1)                      3,000          116,062
----------------------------------------------------------------------
Quinenco SA, ADR(1)                            2,800           32,200
----------------------------------------------------------------------
Shell Transport & Trading Co. plc             19,000          138,025
----------------------------------------------------------------------
Total SA, B Shares                             1,400          152,430
----------------------------------------------------------------------
UTI Energy Corp.(1)                            3,000           77,625
                                                       ---------------
                                                            2,756,122
----------------------------------------------------------------------
FINANCIAL - 12.0%
----------------------------------------------------------------------
BANKS - 5.2%
Banco Popular Espanol SA                       2,200          153,725
----------------------------------------------------------------------
Bank of Tokyo-Mitsubishi Ltd.                  6,000           83,063
----------------------------------------------------------------------
BankAmerica Corp.                              4,800          350,400

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
BANKS (CONTINUED)

BankBoston Corp.                               4,600     $    432,112
----------------------------------------------------------------------
Bayerische Vereinsbank AG                      1,950          125,803
----------------------------------------------------------------------
Credit Suisse Group                            1,000          154,948
----------------------------------------------------------------------
Credito Italiano                              48,000          148,100
----------------------------------------------------------------------
First Union Corp.                              8,800          451,000
----------------------------------------------------------------------
Halifax plc(1)                                10,000          124,310
----------------------------------------------------------------------
Lloyds TSB Group plc                          18,000          233,088
----------------------------------------------------------------------
Mitsubishi Trust & Banking Corp.              10,000          100,753
----------------------------------------------------------------------
NationsBank Corp.                              4,000          243,250
----------------------------------------------------------------------
Nordbanken Holding AB(1)                      21,600          122,233
----------------------------------------------------------------------
Wells Fargo & Co.                              1,400          475,212
                                                       ---------------
                                                            3,197,997
----------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 4.4%
Amresco, Inc.                                  9,700          293,425
----------------------------------------------------------------------
Camden Property Trust                          7,200          223,200
----------------------------------------------------------------------
Capstone Capital Corp.                         8,000          205,000
----------------------------------------------------------------------
Cattles plc                                   20,000          132,619
----------------------------------------------------------------------
Crescent Real Estate Equities, Inc.            9,800          385,875
----------------------------------------------------------------------
Franchise Mortgage Acceptance Co.
LLC(1)                                         3,800           69,825
----------------------------------------------------------------------
Haw Par Brothers International Ltd.           36,000           46,577
----------------------------------------------------------------------
Health & Retirement Properties
Trust                                          9,200          184,000
----------------------------------------------------------------------
ING Groep NV                                   3,000          126,380
----------------------------------------------------------------------
Lend Lease Corp. Ltd.                          4,000           78,188
----------------------------------------------------------------------
Money Store, Inc. (The)                        2,500           52,500
----------------------------------------------------------------------
Morgan Stanley, Dean Witter,
Discover & Co.                                 1,600           94,600
----------------------------------------------------------------------
Nichiei Co. Ltd.                               1,000          106,906
----------------------------------------------------------------------
Northern Rock plc(1)                          12,000          117,679
----------------------------------------------------------------------
Perlis Plantations Berhad                     25,500           36,096
----------------------------------------------------------------------
Sirrom Capital Corp.                           3,100          161,587
----------------------------------------------------------------------
Southcorp Holdings Ltd.                       15,000           49,649
----------------------------------------------------------------------
Swire Pacific Ltd., Cl. B                     89,500           90,675
----------------------------------------------------------------------
Travelers Group, Inc.                          4,751          255,960
                                                       ---------------
                                                            2,710,741
----------------------------------------------------------------------
INSURANCE - 2.4%
Allstate Corp.                                 1,800          163,575
----------------------------------------------------------------------
Chubb Corp.                                    2,400          181,500
----------------------------------------------------------------------
Conseco, Inc.                                  5,400          245,363
----------------------------------------------------------------------
Equitable Cos., Inc.                           4,300          213,925
----------------------------------------------------------------------
HSB Group, Inc.                                2,500          137,969

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
INSURANCE (CONTINUED)

Pre-Paid Legal Services, Inc.(1)               5,400     $    184,613
----------------------------------------------------------------------
Torchmark Corp.                                3,900          164,044
----------------------------------------------------------------------
Travelers Property Casualty Corp.,
Cl. A                                          4,300          189,200
                                                       ---------------
                                                            1,480,189
----------------------------------------------------------------------
INDUSTRIAL - 9.6%
----------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.4%
Johnson Electric Holdings Ltd.                29,000           83,464
----------------------------------------------------------------------
Siebe plc                                      8,000          157,300
                                                       ---------------
                                                              240,764
----------------------------------------------------------------------
INDUSTRIAL SERVICES - 4.2%
Adecco SA                                        300           87,107
----------------------------------------------------------------------
American Disposal Services, Inc.(1)            5,500          200,750
----------------------------------------------------------------------
Caribiner International, Inc.(1)               2,600          115,700
----------------------------------------------------------------------
Central Parking Corp.                          2,700          122,344
----------------------------------------------------------------------
Computer Horizons Corp.(1)                     7,050          317,250
----------------------------------------------------------------------
Computer Task Group, Inc.                      9,200          327,175
----------------------------------------------------------------------
Corestaff, Inc.(1)                             6,900          182,850
----------------------------------------------------------------------
Eastern Environmental Services,
Inc.(1)                                        7,900          173,800
----------------------------------------------------------------------
Guilbert SA                                      900          128,361
----------------------------------------------------------------------
Hays plc                                       9,000          120,246
----------------------------------------------------------------------
Helix Technology Corp.                         4,900           95,550
----------------------------------------------------------------------
Kurita Water Industries Ltd.                   5,000           51,146
----------------------------------------------------------------------
Lamar Advertising Co., Cl. A(1)                4,100          162,975
----------------------------------------------------------------------
Tetra Tech, Inc.(1)                            7,500          150,000
----------------------------------------------------------------------
Transaction Systems Architects,
Inc., Cl. A(1)                                 5,600          212,800
----------------------------------------------------------------------
Viad Corp.                                     5,300          102,356
                                                       ---------------
                                                            2,550,410
----------------------------------------------------------------------
MANUFACTURING - 3.9%
Aeroquip-Vickers, Inc.                         2,200          107,938
----------------------------------------------------------------------
AGCO Corp.                                     4,100          119,925
----------------------------------------------------------------------
Canon Sales Co., Inc.                            300            3,438
----------------------------------------------------------------------
Case Corp.                                     2,800          169,225
----------------------------------------------------------------------
Deere & Co.                                    4,100          239,081
----------------------------------------------------------------------
Halter Marine Group, Inc.(1)                   2,950           85,181
----------------------------------------------------------------------
Ingersoll-Rand Co.                             3,200          129,600
----------------------------------------------------------------------
Mannesmann AG                                    250          125,553
----------------------------------------------------------------------
NSK Ltd.                                       3,000            7,499
----------------------------------------------------------------------
PACCAR, Inc.                                   9,800          514,500
----------------------------------------------------------------------
Parker-Hannifin Corp.                          2,750          126,156

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
MANUFACTURING (CONTINUED)

Ricoh Co. Ltd.                                11,000     $    137,055
----------------------------------------------------------------------
SMC Corp.                                        100            8,845
----------------------------------------------------------------------
Smiths Industries plc                          8,000          113,928
----------------------------------------------------------------------
Textron, Inc.                                  4,600          287,500
----------------------------------------------------------------------
U.S. Industries, Inc.                          7,650          230,456
                                                       ---------------
                                                            2,405,880
----------------------------------------------------------------------
TRANSPORTATION - 1.1%
Brambles Industries Ltd.                       5,000           99,201
----------------------------------------------------------------------
Burlington Northern Santa Fe Corp.             1,300          120,819
----------------------------------------------------------------------
GATX Corp.                                     4,200          304,763
----------------------------------------------------------------------
Gulfmark Offshore, Inc.(1)                     2,700           89,100
----------------------------------------------------------------------
MotivePower Industries, Inc.(1)                2,900           67,425
                                                       ---------------
                                                              681,308
----------------------------------------------------------------------
TECHNOLOGY - 13.6%
----------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.1%
General Dynamics Corp.                         4,600          397,613
----------------------------------------------------------------------
Lockheed Martin Corp.                          2,700          265,950
                                                       ---------------
                                                              663,563
----------------------------------------------------------------------
COMPUTER HARDWARE - 2.4%
Apex PC Solutions, Inc.(1)                     3,700           81,863
----------------------------------------------------------------------
CHS Electronics, Inc.(1)                       1,050           17,981
----------------------------------------------------------------------
Compaq Computer Corp.                          3,300          186,244
----------------------------------------------------------------------
Digital Lightwave, Inc.(1)                     4,200           55,125
----------------------------------------------------------------------
Insight Enterprises, Inc.(1)                   5,700          209,475
----------------------------------------------------------------------
International Business Machines
Corp.                                          2,300          240,494
----------------------------------------------------------------------
Lexmark International Group, Inc.,
Cl. A(1)                                       1,800           68,400
----------------------------------------------------------------------
Network Appliance, Inc.(1)                     6,400          227,200
----------------------------------------------------------------------
Semtech Corp.(1)                               2,500           97,813
----------------------------------------------------------------------
Storage Technology Corp. (New)(1)              4,700          291,106
                                                       ---------------
                                                            1,475,701
----------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 3.7%
BEA Systems, Inc.(1)                           8,600          148,888
----------------------------------------------------------------------
Electronic Data Systems Corp.                  3,100          136,206
----------------------------------------------------------------------
HNC Software, Inc.(1)                          3,500          150,500
----------------------------------------------------------------------
JDA Software Group, Inc.(1)                    4,200          147,000
----------------------------------------------------------------------
Pegasystems, Inc.(1)                           6,800          137,275
----------------------------------------------------------------------
Remedy Corp.(1)                                2,300           48,300
----------------------------------------------------------------------
SAP AG, Preference                               600          194,945
----------------------------------------------------------------------
Sapient Corp.(1)                               3,100          189,875
----------------------------------------------------------------------
Security Dynamics Technologies,
Inc.(1)                                        4,700          168,025

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES
(CONTINUED)

Summit Design, Inc.(1)                         6,100     $     63,288
----------------------------------------------------------------------
Sykes Enterprises, Inc.(1)                     4,400           85,800
----------------------------------------------------------------------
Symantec Corp.(1)                              1,400           30,713
----------------------------------------------------------------------
Technology Solutions Co.(1)                    6,350          167,481
----------------------------------------------------------------------
Veritas Software Corp.(1)                      4,075          207,825
----------------------------------------------------------------------
Viasoft, Inc.(1)                               3,400          143,650
----------------------------------------------------------------------
Visio Corp.(1)                                 3,200          122,800
----------------------------------------------------------------------
Wind River Systems, Inc.(1)                    3,450          136,922
                                                       ---------------
                                                            2,279,493
----------------------------------------------------------------------
ELECTRONICS - 3.4%
Bowthorpe plc                                 18,000          111,065
----------------------------------------------------------------------
Electrocomponents plc                         17,000          126,712
----------------------------------------------------------------------
Getronics NV                                   3,300          105,158
----------------------------------------------------------------------
Hirose Electric Co.                            2,000          102,599
----------------------------------------------------------------------
Keyence Corp.                                    660           97,969
----------------------------------------------------------------------
Matsushita Electric Industrial Co.             4,000           58,760
----------------------------------------------------------------------
National Semiconductor Corp.(1)                1,200           31,125
----------------------------------------------------------------------
Omron Corp.                                    5,000           78,449
----------------------------------------------------------------------
Philips Electronics NV                         2,000          119,967
----------------------------------------------------------------------
Rohm Co.                                       1,000          102,291
----------------------------------------------------------------------
Samsung Electronics Co. Ltd.,
GDR(1)(2)                                         32              454
----------------------------------------------------------------------
Samsung Electronics, GDS(1)                    1,950           10,969
----------------------------------------------------------------------
Sawtek, Inc.(1)                                2,900           76,488
----------------------------------------------------------------------
SCI Systems, Inc.(1)                           2,400          104,550
----------------------------------------------------------------------
Sony Corp.                                     1,600          142,746
----------------------------------------------------------------------
TDK Corp.                                      2,000          151,360
----------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                 4,950          186,863
----------------------------------------------------------------------
VTech Holdings Ltd.                           75,000          221,178
----------------------------------------------------------------------
Waters Corp.(1)                                6,800          255,850
                                                       ---------------
                                                            2,084,553
----------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
3.0%
Bay Networks, Inc.(1)                          1,500           38,344
----------------------------------------------------------------------
British Sky Broadcasting Group plc            10,500           78,782
----------------------------------------------------------------------
Comverse Technology, Inc.(1)                   4,900          191,100
----------------------------------------------------------------------
DSP Communications, Inc.(1)                    4,500           54,000
----------------------------------------------------------------------
Dycom Industries, Inc.(1)                      1,300           28,031
----------------------------------------------------------------------
Inter-Tel, Inc.                                5,500          106,563
----------------------------------------------------------------------
Nextel Communications, Inc., Cl.
A(1)                                              77            2,002
----------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.                17          146,438

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY
(CONTINUED)

P-COM, Inc.(1)                                 8,900     $    153,525
----------------------------------------------------------------------
Pacific Gateway Exchange, Inc.(1)              4,000          215,250
----------------------------------------------------------------------
REMEC, Inc.(1)                                 3,100           69,750
----------------------------------------------------------------------
SK Telecommunications Co. Ltd., ADR            6,798           44,187
----------------------------------------------------------------------
Tekelec(1)                                     4,000          122,000
----------------------------------------------------------------------
Tel-Save Holdings, Inc.(1)                     2,800           55,650
----------------------------------------------------------------------
Telecom Italia Mobile SpA                     30,000          138,547
----------------------------------------------------------------------
Uniphase Corp.(1)                              4,300          177,913
----------------------------------------------------------------------
Vodafone Group plc                            22,000          160,542
----------------------------------------------------------------------
Yurie Systems, Inc.(1)                         3,100           62,581
                                                       ---------------
                                                            1,845,205
----------------------------------------------------------------------
UTILITIES - 7.7%
----------------------------------------------------------------------
ELECTRIC UTILITIES - 2.4%
Duke Energy Corp.                              4,848          268,458
----------------------------------------------------------------------
FPL Group, Inc.                                8,100          479,419
----------------------------------------------------------------------
Illinova Corp.                                 5,000          134,688
----------------------------------------------------------------------
Kansas City Power & Light Co.                  6,600          195,113
----------------------------------------------------------------------
Veba AG                                        2,600          177,137
----------------------------------------------------------------------
Western Resources, Inc.                        5,200          223,600
                                                       ---------------
                                                            1,478,415
----------------------------------------------------------------------
GAS UTILITIES - 2.5%
Columbia Gas System, Inc.                      5,000          392,813
----------------------------------------------------------------------
El Paso Natural Gas Co.                        5,200          345,800
----------------------------------------------------------------------
MCN Energy Group, Inc.                         5,000          201,875
----------------------------------------------------------------------
National Fuel Gas Co.                          5,600          272,650
----------------------------------------------------------------------
Questar Corp.                                  5,400          240,975
----------------------------------------------------------------------
RWE AG, Preference                             2,500          107,061
                                                       ---------------
                                                            1,561,174
----------------------------------------------------------------------
TELEPHONE UTILITIES - 2.8%
Ameritech Corp.                                3,000          241,500
----------------------------------------------------------------------
Bell Atlantic Corp.                            5,680          516,880
----------------------------------------------------------------------
Century Telephone Enterprises, Inc.            1,000           49,813
----------------------------------------------------------------------
Frontier Corp.                                10,000          240,625
----------------------------------------------------------------------
Telefonica de Espana                           4,500          128,432
----------------------------------------------------------------------
U S West Communications Group                 11,700          527,963
                                                       ---------------
                                                            1,705,213
                                                       ---------------
Total Common Stocks (Cost
$35,818,272)                                               43,083,057
----------------------------------------------------------------------
PREFERRED STOCKS - 0.6%
----------------------------------------------------------------------
Case Corp., $4.50 Cum. Cv., Series
A, Non-Vtg.                                    1,100          157,988
----------------------------------------------------------------------
Fresenius AG, Preferred                          700          127,305

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MARKET VALUE
                                     SHARES            NOTE 1
----------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
----------------------------------------------------------------------

PRIMEDIA, Inc., 10% Preferred
Stock, Series D(3)                               500     $     52,750
                                                       ---------------
Total Preferred Stocks (Cost
$283,556)                                                     338,043

                                     UNITS
----------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
----------------------------------------------------------------------
American Communications Services,
Inc. Wts., Exp. 11/05(3)                         100            9,550
----------------------------------------------------------------------
Australis Media Ltd. Wts., Exp.
10/01(3)                                         100               --
----------------------------------------------------------------------
Haw Par Brothers International Ltd.
Wts., Exp. 7/01                                2,500              593
----------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp.
8/02                                              50               --
----------------------------------------------------------------------
Microcell Telecommunications, Inc.
Conditional Wts., Exp. 6/06(3)                   200              125
----------------------------------------------------------------------
Microcell Telecommunications, Inc.
Wts., Exp. 6/06(3)                               200            2,600
----------------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(3)                                     344               --
----------------------------------------------------------------------
UNIFI Communications, Inc. Wts.,
Exp. 3/07(3)                                      75              117
                                                       ---------------
Total Rights, Warrants and
Certificates (Cost $4,457)                                     12,985

                                     PRINCIPAL
                                     AMOUNT
----------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.2%
----------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed
Amortizing Nts., Series 1997-2, Cl.
A, 6.752%, 6/25/07(3)                  $      50,000           50,178
----------------------------------------------------------------------
Olympic Automobile Receivables
Trust:
Receivables-Backed Nts., Series
1997-A, Cl. A5, 6.80%, 2/15/05                50,000           50,678
Series 1996-A, Cl. A4, 5.85%,
7/15/01                                       15,000           14,967
                                                       ---------------
Total Asset-Backed Securities (Cost
$114,827)                                                     115,823
----------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 1.6%
----------------------------------------------------------------------
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1994-10, Cl. A3, 6%, 5/25/09                 100,000           99,008
----------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1711, Cl. EA,
7%, 3/15/24                                  100,000          101,625
Gtd. Multiclass Mtg. Participation
Certificates, 6%, 3/1/09                      16,228           16,111
Gtd. Multiclass Mtg. Participation
Certificates, Series 1574, Cl. PD,
5.55%, 3/15/13                                66,469           66,282
Gtd. Multiclass Mtg. Participation
Certificates, Series 1843, Cl. VB,
7%, 4/15/03                                   15,000           15,389
Gtd. Multiclass Mtg. Participation
Certificates, Series 1849, Cl. VA,
6%, 12/15/10                                  23,788           23,670
Interest-Only Stripped Mtg.-Backed
Security, Series 1542, Cl. QC,
7.35%, 10/15/20(4)                           300,000           62,724
Interest-Only Stripped Mtg.-Backed
Security, Series 1583, Cl. IC,
6.65%, 1/15/20(4)                            250,000           37,598
----------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                   43,831           43,576
6.50%, 4/1/26                                 46,380           45,895
7%, 4/1/00                                    56,104           56,498
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit
Pass-Through Certificates, Trust
1993-181, Cl. C, 5.40%, 10/25/02              36,362           36,158

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS
(CONTINUED)
----------------------------------------------------------------------
Federal National Mortgage Assn.:
(Continued)

Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit
Pass-Through Certificates, Trust
1993-190, Cl. Z, 5.85%, 7/25/08        $      38,258     $     37,989
Medium-Term Nts., 6.56%, 11/13/01             75,000           75,070
Trust 1994-13, Cl. B, 6.50%,
2/25/09                                       75,000           74,765
----------------------------------------------------------------------
GE Capital Mortgage Services, Inc.,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1994-7, Cl. A18, 6%, 2/25/09           99,442           93,756
----------------------------------------------------------------------
PNC Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1995-2, Cl.
A3, 6.50%, 2/25/12                            50,000           50,096
----------------------------------------------------------------------
Residential Accredit Loans, Inc.,
Mortgage Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl.
A2, 6.75%, 9/25/27                            50,000           49,930
                                                       ---------------
Total Mortgage-Backed Obligations
(Cost $973,649)                                               986,140
----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 3.9%
U.S. Treasury Bonds:
6%, 2/15/26                                  175,000          174,836
7.50%, 11/15/16                              960,000        1,120,201
----------------------------------------------------------------------
U.S. Treasury Nts.:
6.50%, 8/15/05                               875,000          913,282
6.75%, 6/30/99                               100,000          101,594
7.50%, 11/15/01                              100,000          106,094
                                                       ---------------
Total U.S. Government Obligations
(Cost $2,303,220)                                           2,416,007
----------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND
NOTES - 11.8%
----------------------------------------------------------------------
BASIC MATERIALS - 1.2%
----------------------------------------------------------------------
CHEMICALS - 0.7%
Du Pont (E.I.) De Nemours & Co.,
8.50% Debs., 2/15/03                          30,000           31,883
----------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., 9/15/07(2)                         75,000           74,250
----------------------------------------------------------------------
Morton International, Inc., 9.25%
Credit Sensitive Nts., 6/1/20                 15,000           19,536
----------------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr.
Sec. Disc. Nts., 10/15/05(5)                  75,000           75,000
----------------------------------------------------------------------
PPG Industries, Inc., 9% Debs.,
5/1/21                                        15,000           18,731
----------------------------------------------------------------------
Rexene Corp. (New), 11.75% Sr.
Nts., 12/1/04                                 50,000           56,625
----------------------------------------------------------------------
Sterling Chemicals Holdings, Inc.,
0%/13.50% Sr. Disc. Nts.,
8/15/08(5)                                    75,000           46,125
----------------------------------------------------------------------
Texas Petrochemical Corp., 11.125%
Sr. Sub. Nts., Series B, 7/1/06               75,000           81,000
                                                       ---------------
                                                              403,150
----------------------------------------------------------------------
METALS - 0.3%
Alcan Aluminum Ltd., 9.625% Debs.,
7/15/19                                       35,000           37,886
----------------------------------------------------------------------
Gulf States Steel, Inc. (Alabama),
13.50% First Mtg. Nts., Series B,
4/15/03                                       75,000           74,625
----------------------------------------------------------------------
WCI Steel, Inc., 10% Sr. Nts.,
Series B, 12/1/04                             75,000           76,875
                                                       ---------------
                                                              189,386

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
PAPER - 0.2%
Celulosa Arauco y Constitucion SA,
7.25% Debs., 6/11/98(3)                $      15,000     $     14,906
----------------------------------------------------------------------
Gaylord Container Corp., 12.75% Sr.
Sub. Disc. Debs., 5/15/05                     50,000           53,750
----------------------------------------------------------------------
Stone Container Corp., 9.875% Sr.
Nts., 2/1/01                                  50,000           50,187
                                                       ---------------
                                                              118,843
----------------------------------------------------------------------
CONSUMER CYCLICALS - 4.2%
----------------------------------------------------------------------
AUTOS & HOUSING - 0.2%
Black & Decker Corp., 6.625% Nts.,
11/15/00                                      15,000           15,147
----------------------------------------------------------------------
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., 7/15/07(2)                     75,000           78,750
----------------------------------------------------------------------
First Industrial LP, 7.15% Bonds,
5/15/27                                       50,000           51,382
                                                       ---------------
                                                              145,279
----------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.7%
American Skiing Corp., 12% Sr. Sub.
Nts., Series B, 7/15/06(3)                    50,000           55,750
----------------------------------------------------------------------
Ameristar Casinos, Inc., 10.50% Sr.
Sub. Nts., 8/1/04(2)                          50,000           51,250
----------------------------------------------------------------------
Ascent Entertainment Group, Inc.,
0%/11.875% Sr. Sec. Disc. Nts.,
12/15/04(2)(5)                                75,000           43,312
----------------------------------------------------------------------
Bally Total Fitness Holdings,
9.875% Sr. Sub. Nts., 10/15/07(2)             75,000           75,937
----------------------------------------------------------------------
Blockbuster Entertainment Corp.,
6.625% Sr. Nts., 2/15/98                      15,000           15,005
----------------------------------------------------------------------
Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                                  50,000           54,562
----------------------------------------------------------------------
Casino Magic of Louisiana Corp.,
13% First Mtg. Nts., Series B,
8/15/03                                       50,000           48,250
----------------------------------------------------------------------
Colorado Gaming & Entertainment
Co., 12% Sr. Nts., 6/1/03(3)                  75,000           81,000
----------------------------------------------------------------------
Hilton Hotels Corp., 7.375% Nts.,
6/1/02                                        50,000           51,285
----------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr.
Nts., 7/15/07                                 50,000           52,875
----------------------------------------------------------------------
Hollywood Casino Corp., 12.75% Sr.
Sec. Gtd. Nts., 11/1/03                       75,000           80,250
----------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                            50,000           52,625
----------------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                      50,000           64,250
----------------------------------------------------------------------
Players International, Inc.,
10.875% Sr. Nts., 4/15/05                     75,000           81,000
----------------------------------------------------------------------
Prime Hospitality Corp., 9.25%
First Mtg. Bonds, 1/15/06                     75,000           79,125
----------------------------------------------------------------------
Rio Hotel & Casino, Inc., 10.625%
Sr. Sub. Nts., 7/15/05                        50,000           54,250
----------------------------------------------------------------------
Showboat, Inc., 9.25% First Mtg.
Bonds, 5/1/08                                 50,000           53,500
----------------------------------------------------------------------
Wyndham Hotel Corp., 10.50% Sr.
Sub. Nts., 5/15/06                            50,000           58,625
                                                       ---------------
                                                            1,052,851
----------------------------------------------------------------------
MEDIA - 1.9%
Adelphia Communications Corp.,
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                       75,000           81,187
----------------------------------------------------------------------
Argyle Television, Inc., 9.75% Sr.
Sub. Nts., 11/1/05                            37,000           41,440
----------------------------------------------------------------------
Australis Holdings PTY Ltd., 0%/15%
Sr. Sec. Disc. Nts., 11/1/02(5)              100,000           58,000
----------------------------------------------------------------------
Cablevision Systems Corp., 9.875%
Sr. Sub. Nts., 5/15/06                        50,000           55,125
----------------------------------------------------------------------
Century Communications Corp., 9.75%
Sr. Nts., 2/15/02                             50,000           53,375
----------------------------------------------------------------------
Comcast Corp., 9.125% Sr. Sub.
Debs., 10/15/06                               50,000           53,375
----------------------------------------------------------------------
EchoStar Satellite Broadcasting
Corp., 0%/13.125% Sr. Sec. Disc.
Nts., 3/15/04(5)                              50,000           42,750
----------------------------------------------------------------------
Falcon Holdings Group LP, 11% Sr.
Sub. Nts., 9/15/03(6)                         61,941           64,727

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
MEDIA (CONTINUED)

Fox/Liberty Networks LLC, 8.875%
Sr. Nts., 8/15/07(2)                   $      25,000     $     25,125
----------------------------------------------------------------------
Hollinger International Publishing,
Inc., 9.25% Gtd. Sr. Sub. Nts.,
3/15/07                                       50,000           52,750
----------------------------------------------------------------------
Lamar Advertising Co., 8.625% Sr.
Sub. Nts., 9/15/07                            75,000           77,437
----------------------------------------------------------------------
Marcus Cable Operating Co.
LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts.,
Series II, 8/1/04(5)                          75,000           69,750
----------------------------------------------------------------------
MDC Communications Corp., 10.50%
Sr. Sub. Nts., 12/1/06                        75,000           79,687
----------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 10%
Sr. Sub. Nts., 9/30/05                        50,000           52,875
----------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                         50,000           55,250
----------------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07(2)             50,000           52,625
----------------------------------------------------------------------
Time Warner, Inc., 7.45% Nts.,
2/1/98                                        15,000           15,013
----------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr.
Debs., 10/30/07                               40,000           44,466
----------------------------------------------------------------------
United International Holdings,
Inc., Zero Coupon Sr. Sec. Disc.
Nts., Series B, 16.362%,
11/15/99(7)                                  100,000           83,500
----------------------------------------------------------------------
United International Holdings,
Inc., Zero Coupon Sr. Sec. Disc.
Nts., 11.657%, 11/15/99(7)                   100,000           83,500
                                                       ---------------
                                                            1,141,957
----------------------------------------------------------------------
RETAIL: GENERAL - 0.2%
Federated Department Stores, Inc.,
10% Sr. Nts., 2/15/01                          5,000            5,516
----------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr.
Nts., 6/15/05                                 40,000           40,979
----------------------------------------------------------------------
Sears Roebuck & Co., 8.39%
Medium-Term Nts., 3/23/99                     30,000           30,808
----------------------------------------------------------------------
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06                  75,000           79,125
                                                       ---------------
                                                              156,428
----------------------------------------------------------------------
RETAIL: SPECIALTY - 0.2%
K Mart Corp., 7.75% Debs., 10/1/12            50,000           48,250
----------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07(3)                             75,000           76,875
                                                       ---------------
                                                              125,125
----------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 1.1%
----------------------------------------------------------------------
FOOD - 0.4%
AmeriServe Food Distribution, Inc.,
8.875% Sr. Nts., 10/15/06                     75,000           75,750
----------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75%
Nts., 7/15/00                                 40,000           40,495
----------------------------------------------------------------------
Fresh Del Monte Produce NV, 10% Sr.
Nts., Series B, 5/1/03                        28,000           29,260
----------------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
Inc., (The) 9.125% Debs., 1/15/98             15,000           15,011
----------------------------------------------------------------------
Jitney-Jungle Stores of America,
Inc., 10.375% Sr. Sub. Nts.,
9/15/07                                       50,000           52,125
----------------------------------------------------------------------
Van De Kamps, Inc., 12% Sr. Sub.
Nts., 9/15/05(3)                              50,000           55,750
                                                       ---------------
                                                              268,391
----------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.1%
Integrated Health Services, Inc.,
9.25% Sr. Sub. Nts., 1/15/08(2)               50,000           51,125
----------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
0.6%
Columbia/HCA Healthcare Corp.,
6.875% Nts., 7/15/01                          30,000           30,070
----------------------------------------------------------------------
Dade International, Inc., 11.125%
Sr. Sub. Nts., 5/1/06                         50,000           55,250
----------------------------------------------------------------------
Graphic Controls Corp., 12% Sr.
Sub. Nts., Series A, 9/15/05                  50,000           56,000

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES
(CONTINUED)

Kinetics Concepts, Inc., 9.625% Sr.
Sub. Nts., 11/1/07(2)                  $      75,000     $     76,594
----------------------------------------------------------------------
Paracelsus Healthcare Corp., 10%
Sr. Unsec. Sub. Nts., 8/15/06                 50,000           51,250
----------------------------------------------------------------------
Playtex Products, Inc., 8.875% Sr.
Nts., 7/15/04                                 50,000           51,062
----------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr.
Nts., 1/15/05                                 50,000           51,250
                                                       ---------------
                                                              371,476
----------------------------------------------------------------------
HOUSEHOLD GOODS - 0.0%
Kimberly-Clark Corp., 7.875% Debs.,
2/1/23                                        15,000           16,361
----------------------------------------------------------------------
ENERGY - 0.8%
----------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.5%
Coastal Corp., 8.125% Sr. Nts.,
9/15/02                                       15,000           16,080
----------------------------------------------------------------------
Falcon Drilling Co., Inc., 9.75%
Sr. Nts., Series B, 1/15/01                   25,000           26,219
----------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub.
Nts., Series B, 2/15/07                       75,000           76,312
----------------------------------------------------------------------
Louisiana Land & Exploration Co.,
7.65% Debs., 12/1/23                          15,000           16,399
----------------------------------------------------------------------
Southwest Royalties, Inc., 10.50%
Sr. Gtd. Nts., 10/15/04(2)                    75,000           75,000
----------------------------------------------------------------------
Transamerican Energy Corp., 11.50%
Sr. Nts., 6/15/02(2)                          50,000           49,250
----------------------------------------------------------------------
Williams Holdings of Delaware,
Inc., 6.25% Sr. Unsec. Debs.,
2/1/06                                        25,000           24,541
                                                       ---------------
                                                              283,801
----------------------------------------------------------------------
OIL-INTEGRATED - 0.3%
Gulf Canada Resources Ltd., 8.25%
Sr. Nts., 3/15/17                             50,000           55,171
----------------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80%
Debs., 7/2/02                                 50,000           50,886
----------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50%
Nts., 3/31/07                                 50,000           53,352
----------------------------------------------------------------------
Standard Oil/British Petroleum Co.
plc, 9% Debs., 6/1/19                         15,000           15,508
                                                       ---------------
                                                              174,917
----------------------------------------------------------------------
FINANCIAL - 1.0%
----------------------------------------------------------------------
BANKS - 0.1%
Citicorp, 5.625% Sr. Nts., 2/15/01            15,000           14,719
----------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc.,
9.90% Sub. Nts., 6/15/01                      15,000           16,684
----------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub.
Nts., 4/15/00                                 15,000           15,140
                                                       ---------------
                                                               46,543
----------------------------------------------------------------------
DIVERSIFIED  FINANCIAL - 0.7% American General  Institutional  Capital B, 8.125%
Bonds, Series B,
3/15/46(2)                                    50,000           55,464
----------------------------------------------------------------------
Beneficial Corp., 9.125% Debs.,
2/15/98                                       15,000           15,050
----------------------------------------------------------------------
Capital One Financial Corp., 6.83%
Sr. Nts., 5/17/99                             10,000           10,073
----------------------------------------------------------------------
Capital One Financial Corp., 7.25%
Nts., 12/1/03                                 40,000           40,422
----------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc.,
7.75% Gtd. Unsec. Unsub. Nts.,
1/26/01                                       30,000           30,781
----------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec.
Nts., 2/15/01                                 15,000           14,733
----------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05%
Gtd. Medium-Term Nts., Series D,
3/1/01                                        15,000           14,936
----------------------------------------------------------------------
Ford Motor Credit Co., 6.25% Unsub.
Nts., 2/26/98                                 15,000           15,047
----------------------------------------------------------------------
General Motors Acceptance Corp.,
5.625% Nts., 2/15/01                          25,000           24,627
----------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50%
Nts., 4/1/01                                  20,000           20,193

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)

Olympic Financial Ltd., Units (each
unit consists of $1,000 principal
amount of 11.50% sr. nts., 3/15/07
and one warrant to purchase 6.84
shares of common stock)(8)             $      75,000     $     74,625
----------------------------------------------------------------------
Salomon, Inc., 8.69% Sr.
Medium-Term Nts., Series D, 3/1/99            35,000           36,031
----------------------------------------------------------------------
Wilshire Financial Services Group,
Inc., 13% Nts., Series A,
8/15/04(2)                                    75,000           76,687
                                                       ---------------
                                                              428,669
----------------------------------------------------------------------
INSURANCE - 0.2%
Cigna Corp., 7.90% Nts., 12/14/98             30,000           30,481
----------------------------------------------------------------------
Conseco Financing Trust III, 8.796%
Bonds, 4/1/27                                 50,000           56,325
----------------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts.,
1/15/99                                       35,000           35,932
----------------------------------------------------------------------
Travelers Property Casualty Corp.,
6.75% Nts., 4/15/01                           15,000           15,263
                                                       ---------------
                                                              138,001
----------------------------------------------------------------------
INDUSTRIAL - 1.2%
----------------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.2%
American Standard Cos., Inc.,
10.875% Sr. Nts., 5/15/99(3)                  43,000           45,365
----------------------------------------------------------------------
Portola Packaging, Inc., 10.75% Sr.
Nts., 10/1/05(3)                              50,000           53,125
                                                       ---------------
                                                               98,490
----------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.5% Employee Solutions, Inc., 10% Sr.
Nts., 10/15/04(3)                             75,000           72,375
----------------------------------------------------------------------
KSL Recreation Group, Inc., 10.25%
Sr. Sub. Nts., 5/1/07                         50,000           53,375
----------------------------------------------------------------------
Production Resource Group, 11.50%
Sr. Sub. Nts., 1/15/08(2)                     75,000           75,562
----------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs.,
12/15/01                                      50,000           52,798
----------------------------------------------------------------------
USI American Holdings, Inc., 7.25%
Gtd. Sr. Nts., Series B, 12/1/06              40,000           40,926
                                                       ---------------
                                                              295,036
----------------------------------------------------------------------
MANUFACTURING - 0.2%
Jordan Industries, Inc., 10.375%
Sr. Nts., Series B, 8/1/07                    75,000           76,125
----------------------------------------------------------------------
Mark IV Industries, Inc., 8.75%
Sub. Nts., 4/1/03(3)                          10,000           10,600
----------------------------------------------------------------------
Titan Wheel International, Inc.,
8.75% Sr. Sub. Nts., 4/1/07                   50,000           52,625
                                                       ---------------
                                                              139,350
----------------------------------------------------------------------
TRANSPORTATION - 0.3%
CSX Corp., 7.05% Debs., 5/1/02                75,000           76,789
----------------------------------------------------------------------
Federal Express Corp., 6.25% Nts.,
4/15/98                                       15,000           15,006
----------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts.,
5/15/07                                       50,000           52,933
----------------------------------------------------------------------
Union Pacific Corp., 7% Nts.,
6/15/00                                       15,000           15,249
                                                       ---------------
                                                              159,977
----------------------------------------------------------------------
TECHNOLOGY - 2.1%
----------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.0% GPA Delaware, Inc., 8.75% Gtd.
Nts., 12/15/98                                25,000           25,500
----------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 0.1%
Celestica International, Inc.,
10.50% Gtd. Sr. Sub. Nts., 12/31/06           75,000           79,500
----------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
2.0%
American Communications Services,
Inc., 0%/13% Sr. Disc. Nts.,
11/1/05(5)                                   100,000           80,500

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY
(CONTINUED)

Brooks Fiber Properties, Inc.,
0%/11.875% Sr. Disc. Nts.,
11/1/06(5)                             $      50,000     $     40,250
----------------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(5)                                   50,000           40,750
----------------------------------------------------------------------
Diamond Cable Communications plc,
0%/10.75% Sr. Disc. Nts.,
2/15/07(5)                                    75,000           51,375
----------------------------------------------------------------------
ICG Holdings, Inc., 0%/11.625% Sr.
Disc. Nts., 3/15/07(5)                       100,000           68,500
----------------------------------------------------------------------
International CableTel, Inc.,
0%/11.50% Sr. Deferred Coupon Nts.,
Series B, 2/1/06(5)                          150,000          117,187
----------------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.,
11.25% Sr. Nts., 7/15/05(2)                   75,000           73,875
----------------------------------------------------------------------
IXC Communications, Inc., 12.50%
Sr. Nts., Series B, 10/1/05                   75,000           86,813
----------------------------------------------------------------------
Microcell Telecommunications, Inc.,
0%/14% Sr. Disc. Nts., Series B,
6/1/06(5)                                     50,000           33,750
----------------------------------------------------------------------
Nextel Communications, Inc.,
0%/9.75% Sr. Disc. Nts., 8/15/04(5)           50,000           44,625
----------------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 0%/13.50% Sr. Disc.
Nts., Series A, 8/1/07(3)(5)                 100,000           63,500
----------------------------------------------------------------------
PriCellular Wireless Corp.,
0%/12.25% Sr. Sub. Disc. Nts.,
10/1/03(5)                                    75,000           77,250
----------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum
Finance Corp., 11% Sr. Nts.,
8/15/06                                       75,000           84,750
----------------------------------------------------------------------
Talton Holdings, Inc., 11% Gtd. Sr.
Unsec. Bonds, 6/30/07(2)                      75,000           81,750
----------------------------------------------------------------------
Teleport Communications Group,
Inc., 0%/11.125% Sr. Disc. Nts.,
7/1/07(5)                                     25,000           20,438
----------------------------------------------------------------------
Teleport Communications Group,
Inc., 9.875% Sr. Nts., 7/1/06                 25,000           28,125
----------------------------------------------------------------------
Telewest Communications plc, 0%/11%
Sr. Disc. Debs., 10/1/07(5)                   25,000           19,531
----------------------------------------------------------------------
Telewest Communications plc, 9.625%
Sr. Debs., 10/1/06                            25,000           26,063
----------------------------------------------------------------------
U S West Capital Funding, Inc.,
6.85% Gtd. Nts., 1/15/02                      50,000           50,876
----------------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr.
Nts., 3/1/04                                  75,000           59,250
----------------------------------------------------------------------
Western Wireless Corp., 10.50% Sr.
Sub. Nts., 2/1/07                             50,000           54,250
                                                       ---------------
                                                            1,203,408
----------------------------------------------------------------------
UTILITIES - 0.2%
----------------------------------------------------------------------
ELECTRIC UTILITIES - 0.0%
Consumers Energy Co., 8.75% First
Mtg. Nts., 2/15/98                            15,000           15,036
----------------------------------------------------------------------
El Paso Electric Co., 7.25% First
Mtg. Nts., Series A, 2/1/99(3)                10,000           10,100
                                                       ---------------
                                                               25,136
----------------------------------------------------------------------
GAS UTILITIES - 0.2%
Northern Illinois Gas Co., 6.45%
First Mtg. Bonds, 8/1/01                      50,000           50,679
----------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                                 50,000           53,681
                                                       ---------------
                                                              104,360
                                                       ---------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $6,925,054)                           7,243,060

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT            NOTE 1
----------------------------------------------------------------------
REPURCHASE AGREEMENTS - 11.3%
----------------------------------------------------------------------
Repurchase agreement with Zion
First National Bank, 6.60%, dated
12/31/97, to be repurchased at
$6,945,546 on 1/2/98,
collateralized by U.S. Treasury
Nts., 8.25%, 7/15/98, with a value
of $7,090,169 (Cost $6,943,000)        $   6,943,000     $  6,943,000
----------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$53,366,035)                                    99.6%      61,138,115
----------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                  0.4          241,367
                                     ---------------   ---------------
NET ASSETS                                     100.0%    $ 61,379,482
                                     ---------------   ---------------
                                     ---------------   ---------------

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,137,807 or 1.85% of the Fund's net assets as of December 31, 1997.

3. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Interest or dividend is paid in kind.

7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                     TOTAL                               GOVERNMENT
                                     RETURN             GROWTH           SECURITIES
                                     PORTFOLIO          PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost *)
(including repurchase agreements
**) - see accompanying statements    $  1,275,542,304   $  837,667,919   $ 23,295,802
--------------------------------------------------------------------------------------
Cash                                               --           52,883         90,721
--------------------------------------------------------------------------------------
Receivables:
Dividends, interest and principal
paydowns                                    8,040,786          887,672        345,875
Shares of capital stock sold                  340,785          227,569            233
Investments sold                              978,945        1,271,194             --
--------------------------------------------------------------------------------------
Other                                          18,663            7,375          1,515
                                     ----------------   --------------   -------------
Total assets                            1,284,921,483      840,114,612     23,734,146
--------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                181,431               --             --
--------------------------------------------------------------------------------------
Unrealized depreciation on forward
foreign currency exchange contracts
-see applicable note                               --               --             --
--------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                       5,159,278        8,599,768             --
Shares of capital stock redeemed              785,461           75,635          2,983
Custodian fees                                 19,990            9,030          1,180
Legal and auditing fees                        20,910           15,193          7,569
Shareholder reports                             5,303            3,845          3,379
Registration and filing fees                   25,793           39,801             --
Other                                              --               --             15
                                     ----------------   --------------   -------------
Total liabilities                           6,198,166        8,743,272         15,126
--------------------------------------------------------------------------------------
NET ASSETS                           $  1,278,723,317   $  831,371,340   $ 23,719,020
                                     ----------------   --------------   -------------
                                     ----------------   --------------   -------------
--------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Par value of shares of capital
stock                                $        640,876   $      240,667   $     21,322
--------------------------------------------------------------------------------------
Additional paid-in capital                999,878,481      553,844,604     22,206,033
--------------------------------------------------------------------------------------
Undistributed net investment income        42,609,690        9,770,088      1,356,173
--------------------------------------------------------------------------------------
Accumulated net realized gain
(loss) from investments and foreign
currency transactions                     143,222,480      107,576,006       (476,924)
--------------------------------------------------------------------------------------
Net unrealized appreciation on
investments and translation of
assets and liabilities denominated
in foreign currencies                      92,371,790      159,939,975        612,416
                                     ----------------   --------------   -------------
Net Assets                           $  1,278,723,317   $  831,371,340   $ 23,719,020
                                     ----------------   --------------   -------------
                                     ----------------   --------------   -------------
--------------------------------------------------------------------------------------
SHARES OF CAPITAL STOCK OUTSTANDING       640,875,962      240,666,941     21,321,672
--------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE         $           2.00   $         3.45   $       1.11
* Cost                               $  1,183,170,514   $  677,727,944   $ 22,683,386
** Repurchase agreements             $     48,500,000   $   31,100,000   $    600,000

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997 (CONTINUED)

                                                     LIFESPAN                        LIFESPAN
                                     INTERNATIONAL   DIVERSIFIED     LIFESPAN        CAPITAL
                                     EQUITY          INCOME          BALANCED        APPRECIATION
                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost *)
(including repurchase agreements
**) - see accompanying statements    $ 82,925,486    $  33,638,107   $  68,322,127   $ 61,138,115
--------------------------------------------------------------------------------------------------
Cash                                       92,896           38,915         211,675        346,371
--------------------------------------------------------------------------------------------------
Receivables:
Dividends, interest and principal
paydowns                                  117,386          383,381         484,119        258,904
Shares of capital stock sold               14,463            6,656           6,094         16,851
Investments sold                               --           82,475         169,801        197,075
--------------------------------------------------------------------------------------------------
Other                                       3,386            2,406           3,048          3,087
                                     -------------   -------------   -------------   -------------
Total assets                           83,153,617       34,151,940      69,196,864     61,960,403
--------------------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                 --               --              --             --
--------------------------------------------------------------------------------------------------
Unrealized depreciation on forward
foreign currency exchange contracts
-see applicable note                       11,298               --           2,800          2,949
--------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                     822,616               --         435,179        539,656
Shares of capital stock redeemed           26,933            1,296          29,674             --
Custodian fees                             18,168           20,666          18,044         20,127
Legal and auditing fees                     7,975            7,468           9,086          9,257
Shareholder reports                         4,477            4,677           4,601          4,619
Registration and filing fees                4,562            2,018           3,676          4,290
Other                                         140               --           1,021             23
                                     -------------   -------------   -------------   -------------
Total liabilities                         896,169           36,125         504,081        580,921
--------------------------------------------------------------------------------------------------
NET ASSETS                           $ 82,257,448    $  34,115,815   $  68,692,783   $ 61,379,482
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------
--------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Par value of shares of capital
stock                                $     60,378    $      28,988   $      53,491   $     45,351
--------------------------------------------------------------------------------------------------
Additional paid-in capital             68,239,720       29,823,374      56,785,059     49,938,747
--------------------------------------------------------------------------------------------------
Undistributed net investment income       390,416        1,650,130       1,955,234      1,170,826
--------------------------------------------------------------------------------------------------
Accumulated net realized gain
(loss) from investments and foreign
currency transactions                   2,612,989          280,885       2,427,542      2,452,404
--------------------------------------------------------------------------------------------------
Net unrealized appreciation on
investments and translation of
assets and liabilities denominated
in foreign currencies                  10,953,945        2,332,438       7,471,457      7,772,154
                                     -------------   -------------   -------------   -------------
Net Assets                           $ 82,257,448    $  34,115,815   $  68,692,783   $ 61,379,482
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------
--------------------------------------------------------------------------------------------------
SHARES OF CAPITAL STOCK OUTSTANDING    60,378,390       28,987,734      53,490,749     45,351,184
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE         $       1.36    $        1.18   $        1.28   $       1.35
* Cost                               $ 71,972,123    $  31,305,669   $  60,850,786   $ 53,366,035
** Repurchase agreements             $  2,300,000    $   4,273,000   $   6,715,000   $  6,943,000

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                     TOTAL                             GOVERNMENT
                                     RETURN           GROWTH           SECURITIES
                                     PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                             $   40,056,780   $    3,967,500   $ 1,524,193
-----------------------------------------------------------------------------------
Dividends (net of withholding taxes
of *)                                     9,669,636        9,925,750            --
                                     --------------   --------------   ------------
Total income                             49,726,416       13,893,250     1,524,193
-----------------------------------------------------------------------------------
EXPENSES:
Management fees - see applicable
note                                      6,482,637        3,818,977       120,922
-----------------------------------------------------------------------------------
Custodian fees and expenses                   1,499               --         4,142
-----------------------------------------------------------------------------------
Shareholder reports                           6,904            5,100         3,814
-----------------------------------------------------------------------------------
Accounting service fees - see
applicable note                              15,000           15,000        15,000
-----------------------------------------------------------------------------------
Legal and auditing fees                      41,410           17,130         5,866
-----------------------------------------------------------------------------------
Insurance expenses                           17,475            6,088         1,860
-----------------------------------------------------------------------------------
Directors' fees and expenses                 30,256            2,809           608
-----------------------------------------------------------------------------------
Registration and filing fees                 26,587           39,355            --
-----------------------------------------------------------------------------------
Other                                           648              164         1,373
                                     --------------   --------------   ------------
Total expenses                            6,622,416        3,904,623       153,585
Less expenses paid indirectly - see
applicable note                                  --               --        (3,048)
                                     --------------   --------------   ------------
Net expenses                              6,622,416        3,904,623       150,537
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME                    43,104,000        9,988,627     1,373,656
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized gain (loss) on:
Investments                             144,786,846      108,263,083       (69,942)
Foreign currency transactions                    --               --            --
-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                              14,497,050       45,697,012       644,731
Translation of assets and
liabilities denominated in foreign
currencies                                       --               --            --
                                     --------------   --------------   ------------
Net realized and unrealized gain        159,283,896      153,960,095       574,789
-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $  202,387,896   $  163,948,722   $ 1,948,445
                                     --------------   --------------   ------------
                                     --------------   --------------   ------------
* Dividends                          $        5,171   $        5,022   $        --

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997 (CONTINUED)

                                                     LIFESPAN                        LIFESPAN
                                     INTERNATIONAL   DIVERSIFIED     LIFESPAN        CAPITAL
                                     EQUITY          INCOME          BALANCED        APPRECIATION
                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                             $    181,159    $  1,669,274    $   2,057,462   $  1,094,102
--------------------------------------------------------------------------------------------------
Dividends (net of withholding taxes
of *)                                   1,165,091         246,215          566,852        627,954
                                     -------------   -------------   -------------   -------------
Total income                            1,346,250       1,915,489        2,624,314      1,722,056
--------------------------------------------------------------------------------------------------
EXPENSES:
Management fees - see applicable
note                                      732,642         213,594          504,390        437,070
--------------------------------------------------------------------------------------------------
Custodian fees and expenses                47,818           6,908           34,115         31,357
--------------------------------------------------------------------------------------------------
Shareholder reports                         6,104           2,059            5,683          5,701
--------------------------------------------------------------------------------------------------
Accounting service fees - see
applicable note                            15,000          15,000           15,000         15,000
--------------------------------------------------------------------------------------------------
Legal and auditing fees                     7,535           1,784           11,066          9,582
--------------------------------------------------------------------------------------------------
Insurance expenses                          3,010           2,145            2,783          2,660
--------------------------------------------------------------------------------------------------
Directors' fees and expenses                2,231           1,695            2,350          2,067
--------------------------------------------------------------------------------------------------
Registration and filing fees                4,416           1,985            3,569          4,236
--------------------------------------------------------------------------------------------------
Other                                          63             118               45             15
                                     -------------   -------------   -------------   -------------
Total expenses                            818,819         245,288          579,001        507,688
Less expenses paid indirectly - see
applicable note                                --          (5,572)              --             --
                                     -------------   -------------   -------------   -------------
Net expenses                              818,819         239,716          579,001        507,688
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                     527,431       1,675,773        2,045,313      1,214,368
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized gain (loss) on:
Investments                             4,668,966         298,037        2,750,989      2,791,426
Foreign currency transactions          (2,006,332)             --         (235,863)      (258,131)
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                             5,127,249       1,310,516        2,766,401      3,036,784
Translation of assets and
liabilities denominated in foreign
currencies                             (2,536,134)             --         (331,929)      (371,086)
                                     -------------   -------------   -------------   -------------
Net realized and unrealized gain        5,253,749       1,608,553        4,949,598      5,198,993
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $  5,781,180    $  3,284,326    $   6,994,911   $  6,413,361
                                     -------------   -------------   -------------   -------------
                                     -------------   -------------   -------------   -------------
* Dividends                          $     97,568    $        591    $      11,604   $     15,252

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                      TOTAL
                                                 RETURN                        GROWTH
                                               PORTFOLIO                     PORTFOLIO
                                     1997            1996            1997          1996
-----------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                $   43,104,000  $   43,541,038  $  9,988,627  $  8,053,037
-----------------------------------------------------------------------------------------------
Net realized gain (loss)                144,786,846      94,961,143   108,263,083    45,460,285
-----------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation             14,497,050     (35,958,926)   45,697,012    34,820,597
                                     --------------  --------------  ------------  ------------
Net increase in net assets
resulting from operations               202,387,896     102,543,255   163,948,722    88,333,919
-----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
income                                  (38,831,970)     (5,852,700)   (6,502,490)   (1,827,903)
-----------------------------------------------------------------------------------------------
Distributions from net realized
gain                                    (95,341,180)     (3,476,504)  (46,127,035)   (2,683,361)
-----------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net
assets resulting from capital stock
transactions - Note 2                    88,432,903      34,935,466   133,829,865    96,464,501
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease)               156,647,649     128,149,517   245,149,062   180,287,156
-----------------------------------------------------------------------------------------------
Beginning of period                   1,122,075,668     993,926,151   586,222,278   405,935,122
                                     --------------  --------------  ------------  ------------
End of period                        $1,278,723,317  $1,122,075,668  $831,371,340  $586,222,278
                                     --------------  --------------  ------------  ------------
                                     --------------  --------------  ------------  ------------
Undistributed net investment income  $   42,609,690  $   38,224,047  $  9,770,088  $  6,282,780

                                            GOVERNMENT              INTERNATIONAL
                                            SECURITIES                  EQUITY
                                            PORTFOLIO                 PORTFOLIO
                                     1997         1996         1997         1996
---------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                $ 1,373,656  $ 1,459,438  $   527,431  $   430,957
---------------------------------------------------------------------------------------
Net realized gain (loss)                 (69,942)      45,633    2,662,634    2,365,382
---------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation             644,731     (990,673)   2,591,115    3,976,250
                                     -----------  -----------  -----------  -----------
Net increase in net assets
resulting from operations              1,948,445      514,398    5,781,180    6,772,589
---------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
income                                (1,463,333)     (13,793)    (407,257)    (554,917)
---------------------------------------------------------------------------------------
Distributions from net realized
gain                                          --           --   (1,170,863)          --
---------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net
assets resulting from capital stock
transactions - Note 2                     (1,670)  (1,573,635)  15,468,927   10,593,270
---------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease)                483,442   (1,073,030)  19,671,987   16,810,942
---------------------------------------------------------------------------------------
Beginning of period                   23,235,578   24,308,608   62,585,461   45,774,519
                                     -----------  -----------  -----------  -----------
End of period                        $23,719,020  $23,235,578  $82,257,448  $62,585,461
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Undistributed net investment income  $ 1,356,173  $ 1,450,831  $   390,416  $   356,464

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                             LIFESPAN                  LIFESPAN
                                           DIVERSIFIED                 BALANCED
                                              INCOME                  PORTFOLIO
                                            PORTFOLIO                 PORTFOLIO
                                     1997         1996         1997         1996
---------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                $ 1,675,773  $ 1,334,058  $ 2,045,313  $ 1,395,888
---------------------------------------------------------------------------------------
Net realized gain (loss)                 298,037       34,119    2,515,126      713,856
---------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation           1,310,516      218,964    2,434,472    3,132,282
                                     -----------  -----------  -----------  -----------
Net increase in net assets
resulting from operations              3,284,326    1,587,141    6,994,911    5,242,026
---------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
income                                (1,155,828)    (218,759)  (1,134,469)    (364,414)
---------------------------------------------------------------------------------------
Distributions from net realized
gain                                     (41,610)     (30,626)    (612,613)          --
---------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net
assets resulting from capital stock
transactions - Note 2                  6,754,828    2,760,428   12,108,631   10,991,482
---------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease)              8,841,716    4,098,184   17,356,460   15,869,094
---------------------------------------------------------------------------------------
Beginning of period                   25,274,099   21,175,915   51,336,323   35,467,229
                                     -----------  -----------  -----------  -----------
End of period                        $34,115,815  $25,274,099  $68,692,783  $51,336,323
                                     -----------  -----------  -----------  -----------
                                     -----------  -----------  -----------  -----------
Undistributed net investment income  $ 1,650,130  $ 1,127,966  $ 1,955,234  $ 1,053,055

                                             LIFESPAN
                                             CAPITAL
                                           APPRECIATION
                                     1997         1996
-------------------------------------------------------------
OPERATIONS:
Net investment income                $ 1,214,368  $   635,909
-------------------------------------------------------------
Net realized gain (loss)               2,533,295    1,155,841
-------------------------------------------------------------
Net change in unrealized
appreciation or depreciation           2,665,698    3,269,866
                                     -----------  -----------
Net increase in net assets
resulting from operations              6,413,361    5,061,616
-------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
income                                  (402,394)    (278,560)
-------------------------------------------------------------
Distributions from net realized
gain                                  (1,024,277)          --
-------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
Net increase (decrease) in net
assets resulting from capital stock
transactions - Note 2                 14,398,598   10,442,654
-------------------------------------------------------------
NET ASSETS:
Total increase (decrease)             19,385,288   15,225,710
-------------------------------------------------------------
Beginning of period                   41,994,194   26,768,484
                                     -----------  -----------
End of period                        $61,379,482  $41,994,194
                                     -----------  -----------
                                     -----------  -----------
Undistributed net investment income  $ 1,170,826  $   371,899

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

                                                   YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                     1997       1996((1))  1995        1994        1993
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                  $1.91      $1.75   $1.51       $1.65       $1.56
-----------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income                     .07        .07     .07         .06         .06
Net realized and unrealized gain
(loss)                                    .25        .11     .30        (.09)        .20
-----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                .32        .18     .37        (.03)        .26
-----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.07)      (.01)   (.07)       (.06)       (.06)
Distributions from net realized
gain                                     (.16)      (.01)   (.06)       (.05)       (.11)
-----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.23)      (.02)   (.13)       (.11)       (.17)
-----------------------------------------------------------------------------------------
Net asset value, end of period          $2.00      $1.91   $1.75       $1.51       $1.65
                                     --------   --------   ------      ------      ------
                                     --------   --------   ------      ------      ------
-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE((2))                              18.81%     10.14%  24.66%      (1.97)%     16.28%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
millions)                              $1,279     $1,122    $994        $742        $610
-----------------------------------------------------------------------------------------
Average net assets (in millions)       $1,208     $1,058    $864((3))   $687((3))   $502((3))
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    3.57%      4.12%   4.48%       4.21%       3.90%
Expenses                                 0.55%      0.55%   0.59%       0.56%       0.60%
-----------------------------------------------------------------------------------------
Portfolio turnover rate((4))            103.5%     104.3%   62.3%       88.3%      161.6%
Average brokerage commission
rate((5))                             $0.0699    $0.0641      --          --          --

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $1,162,940,441 and $1,139,011,104, respectively.

5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------------
                                     1997       1996(1)    1995         1994         1993
---------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                  $2.98      $2.53      $1.97        $2.08        $1.91
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                     .04        .04        .04          .03          .04
Net realized and unrealized gain
(loss)                                    .69        .43        .71         (.04)         .36
---------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                .73        .47        .75         (.01)         .40
---------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.03)      (.01)      (.04)        (.03)        (.04)
Distributions from net realized
gain                                     (.23)      (.01)      (.15)        (.07)        (.19)
---------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.26)      (.02)      (.19)        (.10)        (.23)
---------------------------------------------------------------------------------------------
Net asset value, end of period          $3.45      $2.98      $2.53        $1.97        $2.08
                                     --------   --------   --------     --------     --------
                                     --------   --------   --------     --------     --------
---------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)     26.37%     18.87%     38.06%       (0.51)%      21.22%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                           $831,371   $586,222   $405,935     $230,195     $165,775
---------------------------------------------------------------------------------------------
Average net assets (in thousands)    $721,555   $494,281   $303,193(3)  $198,879(3)  $131,292(3)
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    1.38%      1.63%      2.01%        1.87%        2.30%
Expenses                                 0.54%      0.58%      0.66%        0.67%        0.69%
---------------------------------------------------------------------------------------------
Portfolio turnover rate(4)               91.8%      82.5%      69.3%        97.3%        97.6%
Average brokerage commission
rate(5)                              $ 0.0699   $ 0.0697         --           --           --

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $637,953,389 and $589,720,974, respectively.

5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

                                                    YEAR ENDED DECEMBER 31,
                                      ---------------------------------------------------
                                      1997      1996(1)   1995        1994        1993
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                $  1.09   $  1.07   $  0.95     $  1.06     $  1.01
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                     .07       .07       .06         .06         .04
Net realized and unrealized gain
(loss)                                    .02      (.05)      .12        (.11)        .07
-----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                .09       .02       .18        (.05)        .11
-----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.07)       --(2)    (.06)      (.06)       (.04)
Distributions from net realized
gain                                       --        --        --          --        (.02)
-----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.07)       --      (.06)       (.06)       (.06)
-----------------------------------------------------------------------------------------
Net asset value, end of period        $  1.11   $  1.09   $  1.07     $  0.95     $  1.06
                                      -------   -------   -------     -------     -------
                                      -------   -------   -------     -------     -------
-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)      8.82%     1.93%    18.91%      (4.89)%     10.98%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                            $23,719   $23,236   $24,309     $18,784     $15,687
-----------------------------------------------------------------------------------------
Average net assets (in thousands)     $23,034   $23,880   $23,157(4)  $17,589(4)  $11,421(4)
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    5.96%     6.11%     6.08%       6.04%       5.13%
Expenses                                 0.67%(5)    0.62%    0.71%      0.85%       0.93%
-----------------------------------------------------------------------------------------
Portfolio turnover rate(6)                0.0%      6.0%     54.7%      102.3%      178.2%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Less than $0.005 per share.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $0 and $2,350,000, respectively.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

                                                      YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------
                                     1997       1996(1)    1995          1994          1993
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                  $1.29      $1.15      $1.09         $1.09         $0.92
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)              .01        .02        .03          (.01)          .00
Net realized and unrealized gain
(loss)                                    .09        .13        .08           .03           .20
-----------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                .10        .15        .11           .02           .20
-----------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.01)      (.01)      (.04)           --          (.02)
Distributions from net realized
gain                                     (.02)        --       (.01)         (.02)         (.01)
-----------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.03)      (.01)      (.05)         (.02)         (.03)
-----------------------------------------------------------------------------------------------
Net asset value, end of period          $1.36      $1.29      $1.15         $1.09         $1.09
                                     --------   --------   --------      --------      --------
                                     --------   --------   --------      --------      --------
-----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)      8.11%     13.26%     10.30%         1.44%        21.80%
-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                            $82,257    $62,585    $45,775       $31,603       $18,315
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)     $73,318    $56,893    $37,474(3)    $29,133(3)    $13,328(3)
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    0.72%      0.76%      1.61%        (1.85)%       (0.31)%
Expenses                                 1.12%      1.21%      1.26%         1.28%         1.50%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate(4)               48.6%      53.7%      85.1%         76.5%         57.4%
Average brokerage commission
rate(5)                              $ 0.0232   $ 0.0019         --            --            --

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. This information is not covered by the auditors' opinion.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $47,527,468 and $34,015,226, respectively.

5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

                             YEAR ENDED DECEMBER 31,
                                      -----------------------------
                                      1997        1996(2)   1995(1)
-------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                $  1.10     $  1.04   $  1.00
-------------------------------------------------------------------
Income from investment operations:
Net investment income                     .06         .06       .02
Net realized and unrealized gain          .07         .01       .04
-------------------------------------------------------------------
Total income from investment
operations                                .13         .07       .06
-------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.05)       (.01)     (.02)
Distributions from net realized
gain                                       --(9)       --        --
-------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.05)       (.01)     (.02)
-------------------------------------------------------------------
Net asset value, end of period        $  1.18     $  1.10   $  1.04
                                      -------     -------   -------
                                      -------     -------   -------
-------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)     12.51%       6.93%     5.69%
-------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                            $34,116     $25,274   $21,176
-------------------------------------------------------------------
Average net assets (in thousands)     $28,503     $22,854   $20,364(4)
-------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    5.88%       5.84%     5.11%(5)
Expenses                                 0.86%(6)    1.07%     1.50%(5)
-------------------------------------------------------------------
Portfolio turnover rate(7)               34.0%       80.4%     41.2%(5)
Average brokerage commission
rate(8)                               $0.0690     $0.0678        --

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $13,442,623 and $8,641,643, respectively.

8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

9. Less than $0.005 per share.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

                             YEAR ENDED DECEMBER 31,
                                     ------------------------------
                                     1997       1996(2)    1995(1)
-------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                  $1.18      $1.05      $1.00
-------------------------------------------------------------------
Income from investment operations:
Net investment income                     .04        .03        .01
Net realized and unrealized gain          .10        .11        .05
-------------------------------------------------------------------
Total income from investment
operations                                .14        .14        .06
-------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.03)      (.01)      (.01)
Distributions from net realized
gain                                     (.01)        --         --
-------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.04)      (.01)      (.01)
-------------------------------------------------------------------
Net asset value, end of period          $1.28      $1.18      $1.05
                                     --------   --------   --------
                                     --------   --------   --------
-------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)     12.20%     13.38%      6.08%
-------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                           $ 68,693   $ 51,336   $ 35,467
-------------------------------------------------------------------
Average net assets (in thousands)    $ 59,388   $ 41,847   $ 33,925(4)
-------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    3.44%      3.34%      3.08%(5)
Expenses                                 0.97%      1.17%      1.50%(5)
-------------------------------------------------------------------
Portfolio turnover rate(6)               57.3%      69.7%      39.7%(5)
Average brokerage commission
rate(7)                              $ 0.0367   $ 0.0025         --

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $42,727,285 and $30,915,461, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

                             YEAR ENDED DECEMBER 31,
                                      ---------------------------
                                      1997      1996(2)   1995(1)
-----------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                                $  1.24   $  1.06   $  1.00
-----------------------------------------------------------------
Income from investment operations:
Net investment income                     .03       .02       .01
Net realized and unrealized gain          .12       .17       .06
-----------------------------------------------------------------
Total income from investment
operations                                .15       .19       .07
-----------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.01)     (.01)     (.01)
Distributions from net realized
gain                                     (.03)       --        --
-----------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.04)     (.01)     (.01)
-----------------------------------------------------------------
Net asset value, end of period        $  1.35   $  1.24   $  1.06
                                      -------   -------   -------
                                      -------   -------   -------
-----------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)     12.53%    17.97%     6.65%
-----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                            $61,379   $41,994   $26,768
-----------------------------------------------------------------
Average net assets (in thousands)     $51,473   $33,109   $25,460(4)
-----------------------------------------------------------------
Ratios to average net assets:
Net investment income                    2.36%     1.92%     1.73%(5)
Expenses                                 0.99%     1.30%     1.50%(5)
-----------------------------------------------------------------
Portfolio turnover rate(6)               65.8%     70.7%     38.7%(5)
Average brokerage commission
rate(7)                               $0.0372   $0.0028        --

1. For the period from September 1, 1995 (commencement of operations) to December 31, 1995.

2. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. This information is not covered by the auditors' opinion.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $42,328,007 and $30,095,785, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum total investment return (including both capital appreciation and income) by allocating its assets among stocks, bonds (including corporate debt securities, U.S. government and U.S. government-related securities) and money market instruments according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities purchased that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $113,613, an increase in paid-in capital of $350,756, and a decrease in accumulated net realized gain on investments at $464,369.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 950 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                      YEAR ENDED                         YEAR ENDED
                                   DECEMBER 31, 1997                 DECEMBER 31, 1996
                           ---------------------------------   ------------------------------
                           SHARES           AMOUNT             SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Sold                           71,391,082   $    135,657,386       93,916,426   $ 168,995,348
Dividends and
distributions reinvested       78,007,645        134,173,150        5,232,785       9,329,203
Redeemed                      (95,125,453)      (181,397,633)     (79,306,418)   (143,389,085)
                           --------------   ----------------   --------------   -------------
Net increase                   54,273,274   $     88,432,903       19,842,793   $  34,935,466
                           --------------   ----------------   --------------   -------------
                           --------------   ----------------   --------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $92,371,790 was composed of gross appreciation of $101,063,618, and gross depreciation of $8,691,828.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.625% of the first $600 million of average daily net assets and 0.45% of average daily net assets in excess of $600 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

PANORAMA SERIES FUND, INC. - TOTAL RETURN PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $22,160,577, which represents 1.73% of the Fund's net assets.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income and net realized gain may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $1,171, a decrease in accumulated net realized gain on investments of $372,018, and an increase in paid-in capital of $370,847.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

PANORAMA SERIES FUND, INC. - GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 350 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                      YEAR ENDED                         YEAR ENDED
                                   DECEMBER 31, 1997                 DECEMBER 31, 1996
                           ---------------------------------   ------------------------------
                           SHARES           AMOUNT             SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Sold                           52,419,265   $    167,124,059       55,608,996   $ 149,864,357
Dividends and
distributions reinvested       18,597,005         52,629,524        1,696,733       4,511,263
Redeemed                      (26,936,806)       (85,923,718)     (21,454,970)    (57,911,119)
                           --------------   ----------------   --------------   -------------
Net increase                   44,079,464   $    133,829,865       35,850,759   $  96,464,501
                           --------------   ----------------   --------------   -------------
                           --------------   ----------------   --------------   -------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $159,939,975 was composed of gross appreciation of $164,736,754, and gross depreciation of $4,796,779.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.625% of the first $300 million of average daily net assets, 0.50% of the next $100 million and 0.45% of average daily net assets in excess of $400 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Government Securities Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income with a high degree of safety of principal by investing primarily (at least 65% of its total assets under normal market conditions) in U.S. Government securities and U.S. Government related securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

At December 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $464,000, which expires between 2002 and 2005.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect an increase in paid-in capital of $4,984, a decrease in undistributed net investment income of $4,981, and an increase in accumulated net realized loss on investments of $3.

PANORAMA SERIES FUND, INC. - GOVERNMENT SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 150 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                     YEAR ENDED                       YEAR ENDED
                                  DECEMBER 31, 1997               DECEMBER 31, 1996
                           -------------------------------   ----------------------------
                           SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------
Sold                            2,834,687   $    3,050,414        3,228,090   $ 3,411,359
Dividends and
distributions reinvested        1,434,641        1,463,333           13,298        13,793
Redeemed                       (4,214,703)      (4,515,417)      (4,728,604)   (4,998,787)
                           --------------   --------------   --------------   -----------
Net increase (decrease)            54,625   $       (1,670)      (1,487,216)  $(1,573,635)
                           --------------   --------------   --------------   -----------
                           --------------   --------------   --------------   -----------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $612,416 was composed of gross appreciation of $710,698, and gross depreciation of $98,282.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.525% of the first $300 million of average daily net assets, 0.50% of the next $100 million and 0.45% of average daily net assets in excess of $400 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

International Equity Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Funds investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities purchased that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED). The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $86,222. Accumulated net realized gain was increased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 150 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                     YEAR ENDED                       YEAR ENDED
                                  DECEMBER 31, 1997                DECEMBER 31, 1996
                           -------------------------------   -----------------------------
                           SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------
Sold                           17,133,067   $   22,813,653       17,318,472   $ 21,135,395
Dividends and
distributions reinvested        1,293,541        1,578,120          447,471        554,916
Redeemed                       (6,693,102)      (8,922,846)      (8,899,447)   (11,097,041)
                           --------------   --------------   --------------   ------------
Net increase                   11,733,506   $   15,468,927        8,866,496   $ 10,593,270
                           --------------   --------------   --------------   ------------
                           --------------   --------------   --------------   ------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $10,953,363 was composed of gross appreciation of $16,794,611, and gross depreciation of $5,841,248.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the first $250 million of average daily net assets and 0.90% of average daily net assets in excess of $250 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager has a sub-advisory agreement with Babson-Stewart Ivory International (the Sub-Advisor) to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays Babson-Stewart Ivory International negotiated fees.

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

PANORAMA SERIES FUND, INC. - INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS (CONTINUED)
The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1997, the Fund had outstanding forward contracts as follows:

                                             EXPIRATION CONTRACT AMOUNT   VALUATION AS OF    UNREALIZED
                                             DATE       (000S)            DECEMBER 31, 1997  DEPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
-------------------------------------------
British Pound Sterling (GBP)                 1/2/98     500 GBP           $822,616               $11,298

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Diversified Income Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bonds. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $2,219. Accumulated net realized gain was decreased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

PANORAMA SERIES FUND, INC. - LIFESPAN DIVERSIFIED INCOME PORTFOLIO NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 200 million shares of $0.001 par value of capital stock. Transactions in shares of capital stock were as follows:

                                     YEAR ENDED                       YEAR ENDED
                                  DECEMBER 31, 1997               DECEMBER 31, 1996
                           -------------------------------   ----------------------------
                           SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------
Sold                            5,816,319   $    6,566,303        2,767,203   $ 2,918,049
Dividends and
distributions reinvested        1,129,658        1,197,438          239,497       249,385
Redeemed                         (905,515)      (1,008,913)        (383,462)     (407,006)
                           --------------   --------------   --------------   -----------
Net increase                    6,040,462   $    6,754,828        2,623,238   $ 2,760,428
                           --------------   --------------   --------------   -----------
                           --------------   --------------   --------------   -----------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $2,332,438 was composed of gross appreciation of $2,596,062, and gross depreciation of $263,624.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.75% of the first $250 million of average annual net assets and 0.65% of average annual net assets in excess of $250 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager has a sub-advisory agreement with BEA Associates (the Sub-Advisor) to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays BEA Associates negotiated fees.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
5. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $1,066,030, which represents 3.12% of the Fund's net assets.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Balanced Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities purchased that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect an increase in accumulated net realized gain on investments of $8,665. Undistributed net investment income was decreased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                     YEAR ENDED                       YEAR ENDED
                                  DECEMBER 31, 1997               DECEMBER 31, 1996
                           -------------------------------   ----------------------------
                           SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------
Sold                           11,659,128   $   14,199,763       11,771,412   $13,270,683
Dividends and
distributions reinvested        1,559,895        1,747,083          324,756       364,414
Redeemed                       (3,199,617)      (3,838,215)      (2,368,019)   (2,643,615)
                           --------------   --------------   --------------   -----------
Net increase                   10,019,406   $   12,108,631        9,728,149   $10,991,482
                           --------------   --------------   --------------   -----------
                           --------------   --------------   --------------   -----------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $7,471,341 was composed of gross appreciation of $8,999,645, and gross depreciation of $1,528,304.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the first $250 million of average annual net assets and 0.75% of average annual net assets in excess of $250 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager has sub-advisory agreements with three Sub-Advisors to assist in the selection of portfolio investments for the components of the Fund. For those services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates (the Sub-Advisors) negotiated fees.

PANORAMA SERIES FUND, INC. - LIFESPAN BALANCED PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $1,513,310, which represents 2.20% of the Fund's net assets.

--------------------------------------------------------------------------------
6. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1997, the Fund had outstanding forward contracts as follows:

                                                                CONTRACT
                                                   EXPIRATION   AMOUNT     VALUATION AS OF    UNREALIZED
                                                   DATE         (000S)     DECEMBER 31, 1997  DEPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
-------------------------------------------------
British Pound Sterling (GBP)                           1/2/98   124 GBP         $203,888           $2,800

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

LifeSpan Capital Appreciation Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities purchased that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Company intends for the Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect an increase in accumulated net realized gain on investments of $13,047. Undistributed net investment income was decreased by the same amount.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                     YEAR ENDED                       YEAR ENDED
                                  DECEMBER 31, 1997               DECEMBER 31, 1996
                           -------------------------------   ----------------------------
                           SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------
Sold                           11,969,510   $   15,271,181       12,599,280   $14,877,614
Dividends and
distributions reinvested        1,229,889        1,426,671          236,570       278,563
Redeemed                       (1,803,689)      (2,299,254)      (4,035,039)   (4,713,523)
                           --------------   --------------   --------------   -----------
Net increase                   11,395,710   $   14,398,598        8,800,811   $10,442,654
                           --------------   --------------   --------------   -----------
                           --------------   --------------   --------------   -----------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation on investments of $7,772,080 was composed of gross appreciation of $9,413,843, and gross depreciation of $1,641,763.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 0.85% of the first $250 million of average annual net assets and 0.75% of average annual net assets in excess of $250 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager has sub-advisory agreements with three Sub-Advisors to assist in the selection of portfolio investments for the components of the Fund. For these services, the Manager pays Babson-Stewart Ivory International, BEA Associates and Pilgrim Baxter & Associates (the Sub-Advisors) negotiated fees.

PANORAMA SERIES FUND, INC. - LIFESPAN CAPITAL APPRECIATION PORTFOLIO NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $654,666, which represents 1.07% of the Fund's net assets.

--------------------------------------------------------------------------------
6. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 1997, the Fund had outstanding forward contracts as follows:

                                     EXPIRATION CONTRACT        VALUATION AS OF    UNREALIZED
                                     DATE       AMOUNT (000S)   DECEMBER 31, 1997  DEPRECIATION
----------------------------------------------------------------------------------------------
CONTRACTS TO BUY
British Pound Sterling (GBP)         1/2/98     130 GBP         $214,722                $2,949

                            Appendix A

                     Industry Classifications

Aerospace/Defense                Food
Air Transportation               Gas Utilities*
Auto Parts Distribution          Gold
Automotive                       Health Care/Drugs
Bank Holding Companies           Health Care/Supplies & Services
Banks                            Homebuilders/Real Estate
Beverages                        Hotel/Gaming
Broadcasting                     Industrial Services
Broker-Dealers                   Information Technology
Building Materials               Insurance
Cable Television                 Leasing & Factoring
Chemicals                        Leisure
Commercial Finance               Manufacturing
Computer Hardware                Metals/Mining
Computer Software                Nondurable Household Goods
Conglomerates                    Oil - Integrated
Consumer Finance                 Paper
Containers                       Publishing/Printing
Convenience Stores               Railroads
Department Stores                Restaurants
Diversified Financial            Savings & Loans
Diversified Media                Shipping
Drug Stores                      Special Purpose Financial
Drug Wholesalers                 Specialty Retailing
Durable Household Goods          Steel
Education                        Supermarkets
Electric Utilities               Telecommunications - Technology
Electrical Equipment             Telephone - Utility
Electronics                      Textile/Apparel
Energy Services & Producers      Tobacco
Entertainment/Film               Toys
Environmental                    Trucking
                                 Wireless Services

---------------------
*For purposes of a Portfolio's investment policy not to concentrate in securities of issuers in the same industry, utilities are divided into "industries" according to their services (e.g., gas utilities, gas transmission utilities, electric utilities and telephone utilities are each considered a separate industry).

Panorama Series Fund, Inc.
6803 South Tucson Way
Englewood, Colorado 80112
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado  80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
90 Washington Street
New York, NY

Independent Auditors
Deloitte & Touche, LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

SAI.98